This CD ROM contains an electronic version of appraisals for the Mortgaged Properties in PDF format and forms part of the paper version of the Prospectus Supplement. The information contained in this CD ROM does not appear elsewhere in paper form in this Prospectus Supplement and must be considered as part of, and together with, the information contained elsewhere in this Prospectus Supplement and the Prospectus. The information contained in this CD ROM has been filed by the Seller with the Securities and Exchange Commission as part of a Current Report on Form 8-K, which is incorporated by reference in this Prospectus Supplement, and is also available through the public reference branch of the Securities and Exchange Commission. Defined terms used in this CD ROM but not otherwise defined therein shall have the respective meanings assigned to them in the paper portion of the Prospectus Supplement and the Prospectus. All of the information contained in this CD ROM is subject to the same limitations and qualifications contained in this Prospectus Supplement and the Prospectus. Prospective investors are strongly urged to read the paper portion of this Prospectus Supplement and the Prospectus in its entirety prior to accessing this CD ROM. If this CD ROM was not received in a sealed package, there can be no assurances that it remains in its original format and should not be relied upon for any purpose. Prospective investors may contact J. Theodore Borter of Goldman, Sachs Co. at (212)902-3857 to receive an original copy of the CD ROM.

================================================================================
COMPLETE APPRAISAL
OF REAL PROPERTY

17 Industrial Buildings
Located in the Greater Dabney Area
Henrico County, Virginia

VOLUME I OF II

================================================================================

IN A SELF CONTAINED REPORT


As Of July 1, 1997


Prepared For

Goldman Sachs Mortgage Company
85 Broad Street
New York, New York 10004

Prepared By:

Cushman & Wakefield of Washington, D.C., Inc.
Valuation Advisory Services
1875 Eye Street, NW
Suite 700
Washington, D.C. 20006

Cushman & Wakefield of Washington, D.C., Inc.        CUSHMAN & WAKEFIELD
1875 Eye Street, N.W., Suite 700                     A ROCKEFELLER GROUP COMPANY
Washington, D.C. 20006
(202) 467-0600

June 20, 1997

Mr. Sheridan Schechner
Managing Partner
Goldman Sachs Mortgage Company
85 Broad Street
New York, New York 10004

RE: Complete Appraisal of Real Property
    17 Industrial Buildings
    Located in the Greater Dabney Area
    Known as Dabney I through XI, Dabney A-1 and A-2, Britton's Hill, Westmoreland Plaza, Morton Marks and 2110 Tomlynn
    Henrico County, Virginia

Dear Mr. Schechner:

      In fulfillment of our agreement as outlined in the Letter of Engagement, Cushman & Wakefield, Inc. is pleased to transmit our self-contained appraisal report estimating the prospective market value of the leased fee estate in the above referenced properties. This appraisal report has been prepared in accordance with our interpretation of your institution's guidelines, the regulations of OCC and the Uniform Standards of Professional Appraisal Practice, including the Competency Provision and The Financial Institutions Reform, Recovery and Enforcement Act (FIRREA) and the guidelines of federal regulatory agencies.

      The value opinions reported below is qualified by certain assumptions, limiting conditions, certifications, and definitions, which are set forth in the report. We particularly call to your attention those unusual limiting conditions dealing with the following:

      1. We assumed that the leases reportedly out for signature will be consummated upon the terms presented to us. Otherwise the value may be different.

      2. We were given a site size for Dabney VI that was substantially smaller than the tax assessor's site size for that property. We relied on the data supplied to us by ownership and modified the assessment accordingly. As a result, our value conclusion may be different if the full assessment were employed.

      3. Pursuant to your request, the date of value is July 1, 1997. We specifically assumed that no value affecting changes occur between the date of inspection, which was June 3, 1997, and the prospective date of value.

Mr. Sheridan Schechner Page 2
Goldman Sacks Mortgage Company

      This report was prepared for Goldman Sachs Mortgage Company and is intended only for its specified use. It may not be distributed to or relied upon by other persons or entities without written permission of Cushman & Wakefield, Inc. of Washington, D.C.

      The property was inspected and the report prepared by Lynda Gallagher and Steven M. Halbert, J.D., MAI. Donald R. Morris, MAI, also inspected the property, reviewed the report and concurred with the conclusions herein.

      The subject property consists of 17 industrial properties situated in the Greater Dabney area of Richmond, Virginia, and more fully described within the body of this report. Individual cash flow projections were prepared for each property leading to a conclusion of value on a building by building basis.


               The balance of this page intentionally left blank.

================================================================================


                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

Mr. Sheridan Schechner Page 3
Goldman Sacks Mortgage Company

      Therefore, based on our complete appraisal as defined by the Uniform Standards of Professional Appraisal Practice, we have formed an opinion that the prospective market values of the leased fee estate in the referenced properties, subject to the assumptions, limiting conditions, certifications, and definitions, as of July 1, 1997, is:

      ==================================================
      Property                             Market Value
      ==================================================
      Dabney I                                $1,200,000
      Dabney II                               $1,400,000
      Dabney III                                $900,000
      Dabney IV                               $1,500,000
      Dabney V                                $1,900,000
      Dabney VI                               $1,900,000
      Dabney VII                              $1,600,000
      Dabney VIII                             $1,200,000
      Dabney IX                               $1,300,000
      Dabney X                                $4,100,000
      Dabney XI                               $2,300,000
      Dabney A-1                              $1,200,000
      Dabney A-2                              $2,600,000
      Britton's Hill                          $4,500,000
      Westmoreland                            $5,200,000
      Morton Marks                            $1,500,000
      2110 Tomlynn                              $550,000
      ==================================================

      This letter is invalid as an opinion of value if detached from the report, which contains the text, exhibits, and an Addenda.

Respectfully submitted,

CUSHMAN & WAKEFIELD OF D.C. INC.

/s/ Lynda Gallagher
----------------------------
Lynda Gallagher


/s/ Steven M. Halbert
----------------------------
Steven M. Halbert, J.D., MAI
Associate Director
Virginia Certified General Real Estate Appraiser 4001 001971

                                                   COMMONWEALTH OF VIRGINIA
                                                   Steven M. Halbert
                                                   No. 4001 001971
                                                   Certified General Real Estate
                                                   Appraiser


/s/ Donald R. Morris
-----------------------------
Donald R. Morris, MAI
Manager, Director
Virginia Commercial General Real Property Appraiser No. 4001-002465001-002465

                                                   COMMONWEALTH OF VIRGINIA
                                                   Donald R. Morris
                                                   No. 4001 002465
                                                   Certified General Real Estate
                                                   Appraiser

================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                        SUMMARY OF SALIENT FACTS AND CONCLUSIONS
================================================================================

Property Name:                 17 Industrial Buildings in Dabney Center

Location:                      All within  the Greater Dabney Industrial Park in
                               Richmond, Henrico County, Virginia

                               Dabney I                 2256 Dabney Road
                               Dabney II                2251 Dabney Road
                               Dabney III               2112-2124 Tomlynn St
                               Dabney IV                2161-2179 Tomlynn St
                               Dabney V                 2200-2224 Tomlynn St
                               Dabney VI                2277 Dabney Road
                               Dabney VII               2246 Dabney Road
                               Dabney VIII              2130-2146 Tomlynn Street
                               Dabney IX                2248 Dabney Road
                               Dabney X                 2201-2247 Tomlynn Street
                               Dabney XI                2221-2245 Dabney Road
                               Dabney A-1               2238 Dabney Road
                               Dabney A-2               2240 Dabney Road
                               Britton's Hill           2511 Britton's Hill Road
                               Westmoreland Plaza       1957 Westmoreland St
                               Morton Marks             2201 Dabney Road
                               2110 Tomlynn             2100 Tomlynn St

General Overview:              The appraised properties consist of 17
                               industrial buildings built between 1965 and 1994 with the square footage ranging from 15,000 to 132,000 square feet. Occupancies are all above
                               90 percent for the brick and reinforced concrete buildings.

Interest Appraised:            Leased fee estate

Date of Value:                 July 1, 1997

Date of Inspection:            June 3, 1997

Ownership:                     Various entities related to RF&P; see
                               Introduction section for detailed listing

Highest and Best Use:          Existing industrial buildings

Marketing Time:                12 months

Value Indicators               See the table on the following table

================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                    Summary of Salient Facts and Conclusions

=======================================================================================================================
                                          Dabney I     Dabney II     Dabney III    Dabney IV    Dabney V    Dabney VI
Building Type                           Flex-Low Off  Flex-Low Off  Flex-Med Off Flex-Low Off Flex-Med Off Flex-Low Off
=======================================================================================================================
Size (SF)                                    33,600        42,000        23,850       41,550       45,353       50,400
Sales Comparison Approach               $ 1,200,0O0   $ 1,500,000   $ 1,000,000  $ 1,50O,000  $ 1,800,000  $ 1,800,000
per SF                                  $     35.71   $     35.71   $     41.93  $     36.10  $     39.69  $     35.71
Income Capitalization Approach
Estimated Market Rental Rate:           $      5.40   $      5.40   $      6.35  $      5.40  $      6.35  $      5.40
Stabilized Vacancy Rate:                          5%            5%            5%           5%           5%           5%
Blended Vacancy Between Tenants            4 months      4 months      4 months     4 months     4 months     4 months
Free Rent:                                        0             0             0            0            0            0
Probability of Renewal:                          70%           70%           70%          70%          70%          70%
Tenant Improvement Allowance
  New Tenants                           $      2.00   $      2.00   $      2.00  $      2.00  $      2.00  $      2.00
  Renewal Tenants                       $      0.50   $      0.50   $      0.50  $      0.50  $      0.50  $      0.50
Estimated Market Rental Growth Rate             3.5%          3.5%          3.5%         3.5%         3.5%         3.5%
Estimated Expense Growth Rate:                  3.5%          3.5%          3.5%         3.5%         3.5%         3.5%
Estimated Real Estate Tax Growth Rate:          3.5%          3.5%          3.5%         3.5%         3.5%         3.5%
Reversion Year Capitalization Rate             10.5%         10.5%         10.5%        10.5%        10.5%        10.5%
Transaction Costs in Reversion Sale:            4.0%          4.0%          4.0%         4.0%         4.0%         4.0%
Discount Rate:                                 12.0%         12.0%         12.0%        12.0%        12.0%        12.0%
Indicated Value:                        $ 1,200,000   $ 1,400,000   $   900,000  $ 1,500,000  $ 1,900,000  $ 1,900,000

Value Conclusion:                       $ 1,200,000   $ 1,400,000   $   900,000  $ 1,500,000  $ 1,900,000  $ 1,900,000
Value Per Square Foot:                  $     35.71   $     33.33   $     37.74  $     36.10  $     41.89  $     37.70
Implicit Capitalization Rate:                  10.8%         10.9%          9.9%        10.8%        10.2%        10.0%
=======================================================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                    Summary of Salient Facts and Conclusions

=======================================================================================================================
                                            Dabney VII   Dabney VIII   Dabney IX     Dabney X   Dabney XI  Dabney A-1
Building Type                              Flex-Hi Off  Flex-Med Off Flex-Hi Off  Flex-Hi Off Flex-Hi Off    R&D
=======================================================================================================================
Size (SF)                                      33,149        29,700     30,263      85,844      45,250      15,389
Sales Comparison Approach                  $1,500,000    $1,200,000 $1,400,000  $3,900,000  $2,000,000  $1,200,000
per SF                                         $45.25        $40.40     $46.26      $45.43      $44.20      $77.98
Income Capitalization Approach
Estimated Market Rental Rate:                   $7.30         $6.35      $7.30       $7.30       $7.30       $8.50
Stabilized Vacancy Rate:                           5%            5%         5%          5%          5%          5%
Blended Vacancy Between Tenants              4 months      4 months   4 months    4 months    4 months    4 months
Free Rent:                                          0             0          0           0           0           0
Probability of Renewal:                           70%           70%        70%         70%         70%         70%
Tenant Improvement Allowance
  New Tenants                                   $2.00         $2.00      $2.00       $2.00       $2.00       $2.00
  Renewal Tenants                               $0.50         $0.50      $0.50       $0.50       $0.50       $0.50
Estimated Market Rental Growth Rate              3.5%          3.5%       3.5%        3.5%        3.5%        3.5%
Estimated Expense Growth Rate:                   3.5%          3.5%       3.5%        3.5%        3.5%        3.5%
Estimated Real Estate Tax Growth Rate:           3.5%          3.5%       3.5%        3.5%        3.5%        3.5%
Reversion Year Capitalization Rate              10.5%         10.5%      10.5%       10.5%       10.5%       10.5%
Transaction Costs in Reversion Sale:             4.0%          4.0%       4.0%        4.0%        4.0%        4.0%
Discount Rate:                                  12.0%         12.0%      12.0%       12.0%       12.0%       12.0%
Indicated Value:                           $1,600,000    $1,200,000 $1,300,000 $41,100,000  $2,300,000  $1,200,000

Value Conclusion:                          $1,600,000    $1,200,000 $1,300,000  $4,100,000  $2,300,000  $1,200,000
Value Per Square Foot:                         $48.27        $40.40     $42.96      $47.76      $50.83      $77.98
Implicit Capitalization Rate:                   11.1%         13.4%      10.6%        9.6%        9.5%       10.9%
=======================================================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                    Summary of Salient Facts and Conclusions

========================================================================================================================
                                          Dabney A-2    Britton's Hill  Westmoreland    Morten's Mark    2110 Tomlynn St
Building Type                                    R&D         Warehouse     Warehouse        Warehouse          Warehouse
========================================================================================================================
Size (SF)                                      33,050       132,103         121,815         45,000            15,910
Sales Comparison Approach                  $2,500,000    $4,400,000      $4,900,000     $1,500,000          $500,000
per SF                                         $75.64        $33.31          $40.22         $33.33            $31.43
Income Capitalization Approach
Estimated Market Rental Rate:                   $8.50         $4.00           $5.00          $4.00             $4.00
Stabilized Vacancy Rate:                           5%            5%              5%             5%                5%
Blended Vacancy Between Tenants              4 months      4 months        4 months       4 months          4 months
Free Rent:                                          0             0               0              0
Probability of Renewal:                           70%           70%             70%            70%               70%
Tenant Improvement Allowance
  New Tenants                                   $2.00         $2.00           $2.00          $2.00             $2.00
  Renewal Tenants                               $0.50         $0.50           $0.50          $0.50             $0.50
Estimated Market Rental Growth Rate              3.5%          3.5%            3.5%           3.5%              3.5%
Estimated Expense Growth Rate:                   3.5%          3.5%            3.5%           3.5%              3.5%
Estimated Real Estate Tax Growth Rate:           3.5%          3.5%            3.5%           3.5%              3.5%
Reversion Year Capitalization Rate              10.5%         10.5%           10.5%          10.5%             10.5%
Transaction Costs in Reversion Sale:             4.0%          4.0%            4.0%           4.0%              4.0%
Discount Rate:                                  12.0%         12.0%           12.0%          12.0%             12.0%
Indicated Value:                           $2,600,000    $4,500,000      $5,200,000     $1,500,000          $550,000

Value Conclusion:                          $2,600,000    $4,500,000      $5,200,000     $1,500,000          $550,000
Value Per Square Foot:                         $78.67        $34.06          $42.69         $33.33            $34.57
Implicit Capitalization Rate:                   10.7%         10.5%            9.1%          10.4%             12.4%
=======================================================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                        Summary Of Salient Facts And Conclusions
================================================================================

Special Assumptions Affecting Valuation:

1. We assumed that the leases reportedly out for signature will be consummated upon the terms presented to us. Otherwise the value may be different.

2. We were given a site size for Dabney VI that was substantially smaller than the tax assessor's site size for that property. We relied on the data supplied to us by ownership and modified the assessment accordingly. As a result, our value conclusion may be different if the full assessment were employed.

3. Pursuant to your request, the date of value is July 1, 1997. We specifically assumed that no value affecting changes occur between the date of inspection, which was June 3, 1997, and the prospective date of value.

4. Please refer to the complete list of assumptions and limiting conditions included at the end of this report.

================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                 PHOTOGRAPHS OF SUBJECT PROPERTY
================================================================================

                                    Dabney I  [GRAPHIC OMITTED]

                                   Dabney II  [GRAPHIC OMITTED]

                                                 Photographs of Subject Property
================================================================================

                                   Dabney III  [GRAPHIC OMITTED]

                                    Dabney IV  [GRAPHIC OMITTED]

                                                 Photographs of Subject Property
================================================================================

                                    Dabney V   [GRAPHIC OMITTED]

                                    Dabney VI  [GRAPHIC OMITTED]

                                                 Photographs of Subject Property
================================================================================

                                   Dabney VII  [GRAPHIC OMITTED]

                                  Dabney VIII  [GRAPHIC OMITTED]

                                                 Photographs of Subject Property
================================================================================

                                    Dabney IX  [GRAPHIC OMITTED]

                                    Dabney X   [GRAPHIC OMITTED]

                                                 Photographs of Subject Property
================================================================================

                                    Dabney XI   [GRAPHIC OMITTED]

                                   Dabney A-1   [GRAPHIC OMITTED]

                                                 Photographs of Subject Property
================================================================================

                                 Dabney A-2        [GRAPHIC OMITTED]

                                 Britton's Hill    [GRAPHIC OMITTED]

                                                 Photographs of Subject Property
================================================================================

                               Westmoreland Plaza   [GRAPHIC OMITTED]

                               Morton Marks         [GRAPHIC OMITTED]

                                                 Photographs of Subject Property
================================================================================

                   2110 Tomlynn Street                         [GRAPHIC OMITTED]

                   Street scene looking north on Dabney Road   [GRAPHIC OMITTED]

                                                 Photographs of Subject Property
================================================================================

                Street scene looking south on Dabney Road      [GRAPHIC OMITTED]

                Street scene looking north on Tomlynn Street   [GRAPHIC OMITTED]

                                                 Photographs of Subject Property
================================================================================

                Street scene looking south on Tomlynn Street   [GRAPHIC OMITTED]

                                                               TABLE OF CONTENTS
================================================================================

                                                                            Page

INTRODUCTION ..............................................................  1
     Identification of Property ...........................................  1
     Property Ownership and Recent History ................................  1
     Purpose and Function of Appraisal ....................................  2
     Extent of the Office Appraisal Process ...............................  2
     Date of Value and Property Inspection ................................  3
     Property Rights Appraised ............................................  3
     Definitions of Value, Interest Appraised, and Other Pertinent Terms ..  3
     Exposure Time ........................................................  4
     Marketing Time .......................................................  4
     Legal Description ....................................................  5

REGIONAL ANALYSIS .........................................................  6

INDUSTRIAL MARKET ANALYSIS ................................................ 16

PROPERTY DESCRIPTION ...................................................... 20
     Site Description ..................................................... 20
     Improvements Description ............................................. 25

REAL ESTATE TAXES AND ASSESSMENTS ......................................... 46

ZONING .................................................................... 50

HIGHEST AND BEST USE ...................................................... 51

VALUATION PROCESS ......................................................... 53

SALES COMPARISON APPROACH ................................................. 55

INCOME CAPITALIZATION APPROACH ............................................ 62

RECONCILIATION AND FINAL VALUE ESTIMATE .................................. 147

ASSUMPTIONS AND LIMITING CONDITIONS ...................................... 149

CERTIFICATION OF APPRAISAL ............................................... 151

ADDENDA .................................................................. 153

                                                                    INTRODUCTION
================================================================================

Identification of Property

      The subject property is comprised of 17 industrial buildings containing a total of 824,226 square feet of net rentable area (NRA). All of the buildings are located in or near the Dabney Center Industrial Park, situated just north of the city of Richmond in Henrico County, Virginia. The subject property, as a whole, is known as Greater Dabney and consist of Dabney I through XI, Dabney A-1 and A-2, Britton's Hill, Westmoreland Plaza, Morton Mark, and 2110 Tomlynn. Greater Dabney is bounded by the I-95 and I-64 interchange to the northeast, Westwood Avenue to the south, Broad Street West to the southwest, and Staples Mill Road to the northwest. The subject property is summarized in the following table.

================================================================================
                            Subject Property Summary
================================================================================
                                             Building    Land Area Building Size
 Building Name      Address                    Type        (Acres)  (SF/NRA)
================================================================================
Dabney I         2256 Dabney Road          Office/Warehouse   1.9    33,600
Dabney II        2251 Dabney Road          Office/Warehouse   2.6    42,000
Dabney III       2112-2124 Tomlynn Street  Office/Warehouse   1.9    23,850
Dabney IV        2161-2179 Tomlynn Street  Office/Warehouse   3.1    41,550
Dabney V         2200-2224 Tomlynn Street  Office/Warehouse   2.8    45,353
Dabney VI        2277 Dabney Road          Office/Warehouse   3.1    50,400
Dabney VII       2246 Dabney Road          Office/Warehouse   2.8    33,149
Dabney VIII      2130-2146 Tomlynn Street  Office/Warehouse   2.8    29,700
Dabney IX        2248 Dabney Road          Office/Warehouse   3.6    30,263
Dabney X         2201-2247 Tomlynn Street  Office/Warehouse   6.6    85,844
Dabney XI        2221-2245 Dabney Road     Office/Warehouse   2.7    45,250
Dabney A-1       2238 Dabney Road                R & D        1.3    15,389
Dabney A-2       2240 Dabney Road                R & D        1.7    33,050
Britton's Hill   2511 Britton's Hill Road     Warehouse       8.2   132,103
Westmoreland     1957 Westmoreland Street     Warehouse      13.3   121,815
Morton Marks     2201 Dabney Road             Warehouse       3.2    45,000
2110 Tomlynn     2110 Tomlynn Street          Warehouse       0.8    15,910
================================================================================
Total                                                        62.4   824,226
================================================================================

Property Ownership and Recent History
      Title to the subject property is vested in a variety of entities according to the tax rolls, all related to R F & P Corporation. The table on the following page presents the ownership.

================================================================================

                                      -1-
                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                                    Introduction
================================================================================

================================================================================
 Building Name               Address                    Ownership
================================================================================
 Dabney I              2256 Dabney Road            R F & P Corporation
 Dabney II             2251 Dabney Road            R F & P Corporation
 Dabney III            2112-2124 Tomlynn Street    Richmond Land Corp.
 Dabney IV             2161-2179 Tomlynn Street    Richmond Land Corp.
 Dabney V              2200-2224 Tomlynn Street    R F & P Corporation
 Dabney VI             2277 Dabney Road            Richmond Frederick & Potomac
                                                   Railroad Company
 Dabney VII            2246 Dabney Road            R F & P Properties, Inc.
 Dabney VIII           2130-2146 Tomlynn Street    R F & P Corporation
 Dabney IX             2248 Dabney Road            R F & P Corporation
 Dabney X              2201-2247 Tomlynn Street    R F & P Corporation
 Dabney XI             2221-2245 Dabney Road       R F & P Corporation
 Dabney A-1            2238 Dabney Road            R F & P Corporation
 Dabney A-2            2240 Dabney Road            R F & P Corporation
 Britton's Hill        2511 Britton's Hill Road    R F & P Corporation
 Westmoreland          1957 Westmoreland Street    R F & P Corporation
 Morton Marks          2201 Dabney Road            Richmond Land Corp.
 2110 Tomlynn          2110 Tomlynn Street         Richmond Land Corp.
================================================================================

      There have been no transfers during the last three years. Britton's Hill and Westmoreland Plaza both transferred within the last five years, but not within the last three years. With the changes in the market since their sales dates and with the tremendous capital improvements made to Westmoreland by the new owner, the sales prices paid back then are not probative in our current assignment.

      It is our understanding that these properties along with a much larger portfolio are being transferred for securitization purposes. We were not provided with any details of this pending transaction.

Purpose and Function of Appraisal

      The purpose of the appraisal is to provide an estimate of market value of the leased fee estate in the subject property. The function of this report is to assist Goldman Sacks Mortgage Company, its affiliates, rating agencies and designees of Goldman Sacks Mortgage Company, in connection with asset acquisition and loan securitization.

Extent of the Office Appraisal Process

      In the process of preparing this appraisal, we:

      o Inspected the exterior of the building and site improvements, and a representative sample of tenant spaces with Mr. Thomas Butch Hall, maintenance engineer with Morton G. Thalheimer;

      o Interviewed Mr. M. Pinson Neal, Mr. Gary Hooper, and Mr. Austin Newman with Morton G. Thalheimer, the property management and leasing company.

      o Conducted market inquiries into recent sales of similar buildings to ascertain the sales prices per square foot and capitalization rates. This process involved telephone interviews with sellers, buyers and/or participating brokers;

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                                                                    Introduction
================================================================================

            involved telephone interviews with sellers, buyers and/or participating brokers;

      o Conducted market inquiries into recent sales of land in the suburban Richmond to ascertain the sales prices per square foot, and related value indicators. This process involved telephone interviews with sellers, buyers and/or participating brokers;

      o Reviewed the leasing policy, tenant build-out allowances, and history of recent rental rates and occupancy with management and leasing agent;

      o Reviewed a history of the income and expenses for 1994, 1995, 1996, and a budget forecast for 1997;

      o Conducted market research into occupancies, asking rents, and operating expenses at competing buildings including interviews with on-site managers and a review of our own data base; and,

      o Prepared sales comparison and income capitalization approaches to value.

Date of Value and Property Inspection

      The date of value is July 1, 1997. Steven M. Halbert, J.D., MAI, inspected the subject property on June 3, 1997.

Property Rights Appraised

      Leased fee estate.

Definitions of Value, Interest Appraised, and Other Pertinent Terms

      The definition of market value, taken from the Uniform Standards of Professional Appraisal Practice, 1995 Edition, published by The Appraisal Foundation, is as follows:

      The most probable price which a property should bring in a competitive and open market under all conditions requisite to a fair sale, the buyer and seller each acting prudently and knowledgeably, and assuming the price is not affected by undue stimulus. Implicit in this definition is the consummation of a sale as of a specified date and the passing of title from seller to buyer under conditions whereby:

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                                                                    Introduction
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      1     Buyer and seller are typically motivated;

      2. Both parties are well informed or well advised, and acting in what they consider their own best interests;

      3.    A reasonable time is allowed for exposure in the open market;

      4. Payment is made in terms of cash in U.S. dollars or in terms of financial arrangements comparable thereto; and

      5. The price represents the normal consideration for the property sold unaffected by special or creative financing or sales concessions granted by anyone associated with the sale.

      Exposure Time

      Under Paragraph 3 of the Definition of Market Value, the value estimate presumes that A reasonable time is allowed for exposure in the open market. Exposure time is defined as the estimated length of time the property interest being appraised would have been offered on the market prior to the hypothetical consummation of a sale at the market value on the effective date of the appraisal. Exposure time is presumed to precede the effective date of the appraisal.

      Based upon the available sales data in the marketplace, as well as our discussions with area brokers familiar with this property type, an exposure time of 12 months would appear to have been reasonably appropriate for the subject property as of the date of valuation.

      Marketing Time

      Marketing time is an estimate of the time that might be required to sell a real property interest at the appraised value. Marketing time is presumed to start on the effective date of the appraisal, whereas exposure time is presumed to precede the effective date of appraisal. The estimate of marketing time uses some of the same data analyzed in the process of estimating the reasonable exposure time and is not intended to be a prediction of a date of sale.

      Our estimate of an appropriate marketing time for the subject relates to a sale of the property in its As Is condition. Based on our discussions with local brokers and buyer/sellers of apartment projects like the subject, as well as our assessment of the local real estate market and economic forces in general, we have concluded that the probable marketing period for the subject property in today's environment would be about 12 months.

      The following definitions of pertinent terms are taken from the Dictionary of Real Estate Appraisal, Third Edition (1993), published by The Appraisal
Institute:

      Leased Fee Estate

      An ownership interest held by a landlord with the rights of use and occupancy conveyed by lease to others. The rights of the lessor (the leased fee owner) and the leased fee are specified by contract terms contained within the lease.

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                                                                    Introduction
================================================================================

      Market Rent

      The rental income that a property would most probably command on the open market, indicated by the current rents paid and asked for comparable space as of the date of appraisal.

      Cash Equivalent

      A price expressed in terms of cash, as distinguished from a price expressed totally or partly in terms of the face amounts of notes or other securities that cannot be sold at their face amounts.

      Discounted Cash Flow (DCF) Analysis

      The procedure in which a discount rate is applied to a set of projected income streams and a reversion. The analyst specifies the quantity, variability, timing and duration of the income streams as well as the quantity and timing of the reversion and discounts each to its present values at a specified yield rate. DCF analysis can be applied with any yield capitalization rate and may be performed on either a lease-by-lease or aggregate basis.

      Market Value As Is on Appraisal Date

      The value of specific ownership rights to an identified parcel of real estate as of the effective date of the appraisal; related to what physically exists and is legally permissible and excludes all assumptions concerning hypothetical market conditions or possible rezoning.

Legal Description

      The subject property is precisely described by the Henrico County Tax Assessor's Office as follows:

================================================================================
                            Legal Description Summary
================================================================================
Building Name               Address                       Tax Parcel number
================================================================================
Dabney I            2256 Dabney Road                        116-01-E-01
Dabney II           2251 Dabney Road                        116-01-C-02
Dabney III          2112-2124 Tomlynn Street                116-01-C-01
Dabney IV           2161-2179 Tomlynn Street                116-01-A-01
Dabney V            2200-2224 Tomlynn Street                116-01-C-04
Dabney VI           2277 Dabney Road                        104-OA-32-G
Dabney VII          2246 Dabney Road                        116-01-01-02
Dabney VIII         2130-2146 Tomlynn Street               Same as Dabney V
Dabney IX           2248 Dabney Road                        116-01-01-03
Dabney X            2201-2247 Tomlynn Street                116-01-B-01
Dabney XI           2221-2245 Dabney Road               Same as Dabney II
Dabney A-1          2238 Dabney Road                        116-01-F-02
Dabney A-2          2240 Dabney Road                        116-01-01-01
Britton's Hill      2511 Britton's Hill Road                 104-OA-02
Westmoreland        1957 Westmoreland Street         116-OA-25 and 116-OA-10
Morton Marks        2201 Dabney Road                         116-OA-56
2110 Tomlynn        2110 Tomlynn Street             Same as Morton Marks
================================================================================

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                                                               REGIONAL ANALYSIS
================================================================================

      The dynamic nature of economic relationships within a market area have a direct bearing on real estate values and the long-term quality of a real estate investment. In the market, the value of a property is not based on the price paid for it in the past or the cost of its creation, but on what buyers and sellers perceive it will provide in the future. Consequently, the attitude of the market toward a property within a specific neighborhood or market area reflects the probable future trend of that area.

      Since real estate is an immobile asset, economic trends affecting its locational quality in relation to other competing properties within its market area will also have a direct effect on its value as an investment. To accurately reflect such influences, it is necessary to examine the past and probable future trends which may affect the economic structure of the market and evaluate their impact on the market potential of the subject. This section of the report is designed to isolate and examine the discernible economic trends in the region and neighborhood which influence and create value for the subject property.

      A regional map indicating the location of the subject is presented on the following page.

Location

      The subject property is located in the City of Richmond, Virginia within the Richmond Petersburg Metropolitan Statistical Area (MSA). For statistical purposes, this area includes Chesterfield, Dinwiddle, Goochland, Hanover, Henrico, New Kent, Powhatan and Prince George Counties. In addition, this MSA also includes Charles, Colonial Heights, Hopewell, Petersburg and Richmond Cities.

      Richmond is located approximately 100 miles south of Washington, D.C. and is midway between Atlanta and Boston. The City of Richmond is situated at the end of the navigable portion of the James River, which bisects the city. Founded in 1737 as a central marketplace of inland Virginia, it linked the piedmont and mountain areas of Virginia with the seaports at Hampton Roads. In 1779, Richmond became the state capital which has had a profound effect upon the growth of the region. Richmond is the home of the Virginia General Assembly, state and federal courts, and Virginia's capital. The success of the Richmond area is evidenced by the influx and growth of local businesses, immigration to and population growth in the area, as well as expansion of the employment base.

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                                  Regional Map  [GRAPHIC OMITTED]

                                                                       CUSHMAN &
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                                                               Regional Analysis
================================================================================

Demographics

      Demographic statistics for the Richmond MSA are summarized in the following table.

           =========================================================
                               Demographic Summary
           =========================================================
           Population
           =========================================================
                      2001 Projection                     1,000,848
                      1996 Estimate                         942,346
                      1990 Census                           865,640
                      1980 Census                           761,304
                      1980-1990 % Change                     13.70%
                      1990-1996 % Change                      8.86%
                      1996-2001 % Change                      6.21%
           =========================================================
           Households
           =========================================================
                      2001 Projection                       386,777
                      1996 Estimate                         362,848
                      1990 Census                           331,824
                      1980 Census                           269,289
                      1980-1990 % Change                     23.22%
                      1990-1996 % Change                      9.35%
                      1996-2001 % Change                      6.59%
           =========================================================
           Median Household Income
           =========================================================
                      2001 Projection                        $46,784
                      1996 Estimate                          $40,118
                      1990 Census                            $33,489
                      1980 Census                            $18,293
                      1980-1990 % Change                      86.07%
                      1990-1996 % Change                      19.79%
                      1996-2001 % Change                      16.62%
           1990 Average Home Value                           $78,111

           1990 % College Graduates                            18.3%
           =========================================================
           Source: Strategic Mapping, Inc.
           =========================================================

Population

      According to Strategic Mapping, Inc., the population in the Richmond MSA has increased dramatically slightly since 1980. In 1980 the population for the entire MSA was 761,304 which then increased to 865,640 or 13.70 percent in 1990. The population estimate for 1996 shows a slight slowing trend in the population as the estimate increased from the 1990 figure to 942,346 or 8.86 percent. Projections for the year 2001 show an increase expected over the next five year period of 6.21 percent. This trend shows strong growth across the region.

Households

      The total number of households in the MSA has increased approximately
23.22 percent from 1980 to 1990. The 1990 household figure of 331,824 households has increased to an estimated figure of 362,848 in 1996 which indicates an increase of 9.35 percent over the six

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                                                               Regional Analysis
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year period since 1990. Similar to the overall population growth, the average annual increase has decelerated from the previous ten year period to a more normalized basis, which is still above the national averages. The number of households has been increasing since 1980, even during periods when the population was shrinking. This has been possible due to the declining household size which has dropped from 2.72 persons in 1980 to 2.52 persons in 1996. The number of households is expected to increase to 386,777 in the year 2001, an increase of 6.59 percent from the 1996 estimate. The steadily increasing number of households should have a positive impact on the local economic condition.

Income

      The median income per household in the MSA has increased considerably since 1980. In 1980 the median household income was $18,293, which increased by
86.07 percent or 8.61 percent per annum to $33,489 in 1990. Based on estimates from Strategic Mapping, Inc., the 1996 median household income was $40,118. The 1996 estimate indicates that overall growth in the median household income slowed to 19.79 percent from 1990 to 1996 or a still strong 3.30 percent per annum. The area is expected to continue in this income growth trend through 2001.

      A breakdown of the household income characteristics for the MSA is shown as follows:


================================================================================
                        Household Income Characteristics
================================================================================
                          1980            1990          1996 Est.     2001 Proj.
================================================================================
  $0 - $9,999             25.6%          12.0%           9.6%            8.1%
  $10,000 - $14,999       15.0%          7.5%            6.1%            4.8%
  $15,000 - $24,999       28.3%          16.5%           13.3%           10.9%
  $25,000 - $34,999       17.5%          16.1%           13.9%           12.1%
  $35,000 - $49,999       9.4%           20.0%           19.5%           17.5%
  $50,000 - $74,999       2.8%           18.1%           20.9%           22.1%
  $75,000 - $99,999       1.4%           5.7%            8.9%            11.5%
  $100,000 - $149,999       -            2.7%            5.6%            9.3%
  $150,000+                 -            1.5%            2.2%            3.7%
  TOTAL                 100.0%         100.0%          100.0%          100.0%
================================================================================
  Source: Strategic Mapping, Inc.
================================================================================

Unemployment Rate

      Over the past year, the overall unemployment rate in the Richmond MSA remained flat. Henrico County had a lower unemployment rate of 3.0 percent as of year end 1996. The most recent unemployment figure as of March 1997 for Henrico County was 2.6 percent, which is slightly below the 2.7 percent figure twelve months earlier. The March 1997 rate for the metro area of 3.3 percent was the same for the previous period. The metropolitan area has been experiencing an improvement in the economy. The Richmond MSA has outperformed the nation and the state in terms of employment over the past few years; and it is anticipated that it will continue to do so in the future.

      The following tables compare the unemployment rate for the area to that of the state and national average for the year end averages and the current month figures.

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                                                               Regional Analysis
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================================================================================
                                Unemployment Rate
                   Comparison by County, MSA, State, and U.S.
================================================================================
   Year           Henrico            Richmond           Virginia          U.S.
                  County             MSA
================================================================================
   1996           3.0%                3.7%              4.4%              5.4%
   1995           2.9%                3.7%              4.5%              5.6%
   1994           3.3%                4.4%              4.9%              6.1%
   1993           3.9%                4.9%              5.1%              6.9%
   1992           5.4%                6.7%              6.4%              7.5%
================================================================================
  Source: U.S. Department of Labor and Employment Security, Bureau of Labor Market Information.
================================================================================


      ==================================================================
                 Current Month - Unemployment Rate
      ==================================================================
         Geographic Area          March 1996              March 1997
      ==================================================================
         Henrico County              2.7%                      2.6%
         Richmond MSA                3.3%                      3.3%
         Virginia                    4.6%                      4.4%
         U.S.                        6.0%                      5.9%
      ==================================================================
         Source: U.S. Department of Labor and Employment Security
      ==================================================================

      As population in the Richmond area has increased, employment has grown as existing businesses expanded and new companies located in the area. Local businesses are attracted to the convenient location between Atlanta and Boston, competitive tax policies, and excellent transportation systems. In Richmond, there is no sales tax on raw materials, and no state or local inventory tax on manufacturing. Furthermore, sales and use tax, corporate income tax, and unemployment insurance tax rates are low compared to national averages of other cities. In fact, Richmond has the lowest unemployment insurance tax rate in the nation, while the worker's compensation rate is seventh in the U.S. The labor force has an education level as high or higher than other metro areas of Richmond's size, or larger. Furthermore, Richmond area workers are reportedly 43 percent more productive per worker hour than U.S. workers as a whole, according to the Metropolitan Economic Development Council. In addition, less than 11 percent of Richmond area workers are unionized, compared to the national average of 20 percent. These factors have contributed to the influx of employers into the Richmond area. Richmond's business climate has attracted and retained some of the most prestigious businesses in the U.S., helping to boost the local employment base.

      As shown in the following table, with the exception of manufacturing all industry segments witnessed steady growth. The largest increases came from services at 3.24 percent followed by T.C.P.U. at 2.87 percent, and construction at 2.67 percent. The following table illustrates the five year trend for employment by sector for the Richmond MSA.

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                                                               Regional Analysis
================================================================================

================================================================================
                        At-place Employment -- 1992 - 1996
================================================================================
Category                1992       1993      1994       1995       1996  Percent
================================================================================
 Manufacturing         62,900     61,400    61,100    60,600     59,700   -1.04

 Mining                 7,000      7,000     7,000     8,000      8,000    2.71

 Construction          27,000     27,500    27,900    29,300     30,800    2.67

 T.C.P.U               23,000     24,100    25,000    26,000     26,500    2.87

 Wholesale & Retail
 Trade                106,300    108,700   115,000   119,700    120,400    2.52

 F. I. R. E.           38,700     39,700    42,000    42,400     42,900    2.08

 Services             109,200    113,100   118,700  125,,000    128,100    3.24

 Federal, State &      96,300     99,100   100,900    98,300     96,800    0.10
 Local
 Government
================================================================================
 Total                464,100    474,300   491,200   502,100    506,000    1.74
================================================================================
 Unemployment Rate        6.7        4.9       4.4       3.7        3.7     -
 - Richmond MSA
 Unemployment Rate        7.5        6.9       6.1       5.6        5.4     -
 - USA
================================================================================
 Source: Bureau of Labor Static's
================================================================================

      Total employment increased by 0.78 percent over the past year and 1.74 percent over the past five years, in combination with a declining unemployment rate (as of March 1997), indicates economic stability in the area. We anticipate slow growth in employment during the next few years and possibly accelerated growth towards the end of the decade. The largest increases are anticipated in the services and construction categories with the strengthening economy, with growth expected from all areas with the exception of government which is expected to decline.

      Shown on the following page is the most recent employment by industry in the subject's area.

================================================================================

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                                                               Regional Analysis
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         NON-AGRICULTURAL INSURED EMPLOYMENT BY MAJOR INDUSTRY DIVISION
             April 1996 to 1997 Comparison - Not Seasonally Adjusted
                                RICHMOND AREA MSA
================================================================================

   INDUSTRY  Average Employment  SHARE Average Employment  SHARE       CHANGE

             April 1996 (000's)        April 1997 (000's)
================================================================================
Manufacturing      59.3          11.7%        59.8         11.7%        0.84%
Construction       30.2           6.0%        31.6          6.2%        4.64%
Mining              0.8           0.2%         0.7          0.1%      -12.50%
T.C.P.U.*          26.2           5.2%        26.5          5.2%        1.15%
Trade             118.4          23.4%       120.1         23.5%        1.44%
F.I.R.E.**         42.6           8.4%        43.1          8.4%        1.17%
Services          130.1          25.7%       130.6         25.5%        0.38%
Government         98.5          19.5%        98.9         19.3%        0.41%
================================================================================
TOTALS            506.1         100.0%       511.3        100.0%        1.03%
================================================================================

 * Transportation, & Public Utilities
** Finance/Insurance/Real Estate
================================================================================

      Over the past year, total employment witnessed a small increase of 1.03 percent. Construction and Retail Trade were the leading industries with an overall increase of 4.64 percent and 1.44 percent respectively. This offset the small losses in the mining industry.

      The appraisers have outlined both the major employers in the local market of Henrico County and the macro market of metropolitan Richmond, Virginia. It should be noted that in both the metropolitan rankings and the county rankings the top employment lists include private industry only. As can be seen, the majority of the employment is trade and service oriented in nature for both areas. The following charts summarize the major employers within the county and the MSA.

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                                                               Regional Analysis
================================================================================
                              Major Area Employers
                              Henrico County (1997)
================================================================================
      Employer                                              Number of Employees
================================================================================
      Circuit City                                            5,000-6,000
      Reynolds Metal                                          4,000-5,000
      Crestar Financial                                       3,000-4,000
      Secours                                                 3,000-4,000
      Tri-Son Health Care                                     2,000-3,000
      Via Systems Technology                                  2,000-3,000
      American Home Products                                  1,000-2,000
      United Parcel Service                                   1,000-2,000
      Tysons Ford                                               900-1,000
      Stone Container                                           800-900
================================================================================
  Source: Henrico County Office of Economic Development
================================================================================

================================================================================
                              Major Area Employers
                      Richmond, Virginia Metro Area (1997)
================================================================================
       Employer                                             Number of Employees
================================================================================

       Philip Morris USA                                          8,000
       Columbia/HCA Healthcare Corp.                              6,340
       Circuit City Stores                                        5,194
       Reynolds Metals Co.                                        4,300
       Capital One Financial Corp.                                4,064
       Dominion Resources Inc.                                    3,803
       Ukrops Super Markets Inc.                                  3,585
       Allied Signal Corp.                                        3,400
       Crestar Financial Corp.                                    3,252
       Bon Secours Richmond Health                                3,051
       NationsBank Corp.                                          2,726
       Trigon Blue Cross/Blue Shield                              2,705
       Signet Banking Corp.                                       2,501
       DuPont Co.                                                 2,500
       Bell Atlantic-Virginia                                     2,445
       Viasystems Technologies Corp.                              2,100
       Food Lion Inc.                                             1,621
       Central Fidelity Banks, Inc.                               1,595
       Richfood Holdings Inc.                                     1,583
       Wal-Mart Stores Inc.                                       1,512
================================================================================
  Source: Richmond Times Dispatch
================================================================================

Transportation

      The Richmond area is served by four interstate highways creating an excellent network for entering and exiting the vicinity. Interstate routes 95, 64, 195 and 295 are within the City

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                                                               Regional Analysis
================================================================================

and serve the metropolitan area. Interstate 95 is the most important north-south highway on the eastern seaboard. To the north, it connects Richmond with Washington, D.C. and other cities in the northeast corridor; to the south, it reaches to Miami, Florida. Route 95 also traverses downtown Richmond and serves as an expressway in the local vicinity. Interstate 64, which runs principally east to west, lends access to Hampton Roads and the Tidewater area of Virginia. To the west, it intersects with Interstate 81 in the Shenandoah Valley before continuing to West Virginia and Kentucky. Locally, I-295 forms a semicircle around the metropolitan area, with an eventual extension south to Prince George County and a southern connector to Interstate 95 is proposed. Interstate Route 195 gives access to the portion of Richmond located along the James River. Yet another local expressway is the Powhite Parkway which links the two halves of the city of Richmond (the north and south banks of the James River). The Powhite has been extended to the emerging suburban areas of central Chesterfield County. Several U.S. highways converge in Richmond, namely, Routes 1, 33, 60, 250, 301 and 360.

      Richmond International Airport has recently undergone a $38 million expansion, making it a modem state-of-the-art airport. The expansion includes all-weather second level boarding courses and a new entrance roadway connecting with Interstate 64. The airport is located 12 miles east of Richmond in Henrico County. There are over 200 flights daily by American, Delta, Eastern, United and U.S. Air, plus six regional carriers. Air time to New York is only 60 minutes.

      The Richmond area is a major East Coast rail center. Passenger railways are utilized by AMTRAK while the major freight railway companies are CSX Transportation; Richmond, Fredericksburg and Potomac; and Norfolk-Southern.

      The port of Richmond provides an excellent water transportation system for cargo to Europe, Africa, South America, Canada and the Caribbean. The deep water port is the westernmost on the north Atlantic and handles over 413,000 tons of bulk and container cargo annually.

      The Greater Richmond Transit Company (GRTC) provides transportation services to commuters. The system offers several transit routes in Henrico County as well as downtown service connecting the financial and retail districts. Trailways, Greyhound and Groome Transportation charter buses to other cities.

Education/Recreation

      The Richmond area boasts of numerous colleges and universities in the vicinity. Among these educational institutions are Randolf-Macon College, University of Richmond, Virginia Commonwealth University, Medical College of Virginia, Virginia Union College, etc. Many of the area's public secondary school systems allocate higher per student expenditures than the national average. Area school systems have also adopted progressive measures over the past decade to improve and enhance the normal school criteria. In addition, there are many prestigious private secondary schools including St. Christopher's, St. Catherine's, Collegiate, and Benedictine.

      The city of Richmond serves as the cultural and recreational heart of Central Virginia. There are many museums including the Virginia Museum of Fine Arts, The Valentine Museum, Museum of the Confederacy, and the Science Museum of Virginia.

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                                                               Regional Analysis
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      In addition, Richmond serves as a center for the performing arts at locations including the Carpenter Center and the Theater Virginia. Local area residents can also enjoy numerous park lands including James River Park, Bryan Park and Pocohontas State Park.

Conclusion

      Richmond is centrally located along the East Coast at the northern end of the Sun Belt. This location contributed to its growth as a business and industrial area over the last decade. While population and employment growth in the region have recently diminished, both are expected to continue growing at moderate rates during the 1990's. The moderate cost of living, low taxes and strong economics appeal to Richmond businesses. Transportation networks and waterways that make Richmond attractive to corporations also make it attractive to individuals. Overall, the Richmond area is expected to prosper moderately in the future.

================================================================================


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                                                     ---------------------------

                                                     Richmond Industrial Market
                   ================================================================================================================
                              Heavy Industrial                                         Light Industrial
===================================================================================================================================
Year  Quadrant     Rentable      Vacant  Vacancy     Net         Under       Rentable      Vacant  Vacancy     Net        Under
                    Sq. Ft.      Sq. Ft.   Rate   Absorption Construction     Sq. Ft.      Sq. Ft.   Rate  Absorption  Construction
===================================================================================================================================
1996     NEQ      2,237,828     53,500     2.4%     74,248        -           476,848       6,530    1.4%     8,400         -
         NWQ        472,031       -        0.0%       -           -         2,575,621      83,420    3.2%    84,101       50,000
         SEQ      1,619,032    100,421     6.2%    441,579     453,000        496,668      25,400    5.1%   (24,636)        -
         SWQ      3,296,207    284,183     8.6%    293,150      98,243      1,445,917     125,508    8.7%   (61,363)      40,000
                  ------------------------------------------------------  ---------------------------------------------------------
         Totals   7,625,098    438,104     5.7%    808,977     551,243      4,995,054     240,858    4.8%     6,502       90,000

1995     NEQ      2,184,828     74,748     3.4%    262,406        -           488,848      14,930    3.1%    14,270         -
         NWQ        472,131      5,000     1.1%      7,736        -         2,598,307     167,521    6.4%   (31,808)        -
         SEQ      1,077,032       -        0.0%      9,858     542,000        555,604       8,700    1.6%    20,800         -
         SWQ      2,756,874     38,000     1.4%    197,780     230,000      1,434,472      65,145    4.5%   109,795         -
                  ------------------------------------------------------  ---------------------------------------------------------
         Totals   6,490,865    117,748     1.8%    477,780     772,000      5,077,231     256,296    5.0%   113,057         -

1994     NEQ      2,184,828    337,154    15.4%   (302,660)       -           471,148      11,500    2.4%    23,091         -
         NWQ        471,131     11,736     2.5%     19,700        -         2,658,972     196,378    7.4%   173,211         -
         SEQ      1,077,032      9,858     0.9%     97,891        -           555,604      29,500    5.3%    48,451         -
         SWQ      2,762,149    241,055     8.7%    (73,825)       -         1,447,670     188,138   13.0%    40,566         -
                  ------------------------------------------------------  ---------------------------------------------------------
         Totals   6,495,140    599,803     9.2%   (258,894)       -         5,133,394     425,516    8.3%   285,319         -

1993     NEQ      2,184,828     34,494     1.6%    192,066        -           471,148      34,591    7.3%    26,975       45,000
         NWQ        471,131     31,436     6.7%     21,924        -         2,586,722     297,339   11.5%   148,325         -
         SEQ      1,077,032    107,749    10.0%    (33,855)       -           555,604      77,951   14.0%     2,153         -
         SWQ      2,859,789    167,230     5.8%    102,670        -         1,447,270     228,304   15.8%    20,229         -
                  ------------------------------------------------------  ---------------------------------------------------------
         Totals   6,592,780    340,909     5.2%    282,805        -         5,060,744     638,185   12.6%   197,682       45,000

1992     NEQ      2,184,828    226,560    10.4%    262,920        -           471,148      61,566   13.1%    12,415         -
         NWQ        471,131     53,360    11.3%     33,175        -         2,594,624     453,566   17.5%   111,417         -
         SEQ      1,077,032     73,894     6.9%    116,416        -           545,604      70,104   12.8%     2,300         -
         SWQ      2,818,379    228,490     8.1%     (6,530)       -         1,442,415     243,678   16.9%   (24,188)        -
                  ------------------------------------------------------  ---------------------------------------------------------
         Totals   6,551,370    582,304     8.9%    405,981        -         5,053,791     828,914   16.4%   101,944         -
===================================================================================================================================

                                                      INDUSTRIAL MARKET ANALYSIS
================================================================================

      This market analysis is prepared to illustrate the current trends which exist throughout the Richmond region, specific to its industrial market. Local professionals segment the industrial market into four geographic quadrants (Northwest, Northeast, Southwest and Southeast) radiating from the Richmond CBD. More simply, the market is divided into northern and southern halves by the James River. South of the James, the industrial market has historically been manufacturing union intensive and anchored by the corporations of Phillip Morris (tobacco) and DuPont (chemical). The north is more distribution and less union oriented.

      According to Harrison & Bates, Inc., a local commercial real estate firm, the Richmond industrial market is basically segmented into two categories: heavy and light. Heavy industrial is made up of manufacturing and distribution uses. Light industrial included office/warehouse or flex space, characterized by a higher percentage of average office finish and improved curb appeal. High tech or R&D uses may also be accommodated in flex space if the interior is finished to include satisfactory mechanical and plumbing components and/or other above standard items unique to the tenant's operation. As described, the subject property is comprised of 17 industrial buildings including eleven multi-tenant office/warehouse (flex) structures, two R&D facilities, and four warehouse buildings. Accordingly, we will examine both the heavy and light industrial market.

      The statistical data used in this analysis of the industrial market is taken from The 1997 Richmond Commercial Real Estate Market Review prepared by Harrison & Bates, Inc. The table on the facing page summarizes the inventory, availability, absorption and development activity since 1992 for both market segments. The survey excludes owner-occupied space.

Inventory and Development

      Richmond's heavy industrial market is comprised of 7,625,098 square feet, of which the majority of inventory is located in the northeast (29.3 percent) and southwest (43.2 percent) quadrants. The northeast submarket includes the Fairgrounds Distribution Center, and the southeast quadrant includes portions of Interstate 95 south of Richmond. In terms of supply, this market segment held constant from 1990 to 1994, with no deliveries occurring during this time frame. In 1995, the first speculative projects broke ground with a total of 772,000 square feet under construction. The following year, over 550,000 square was under construction.

      Based on information provided by Harrison & Bates, the following heavy industrial projects, as of June 1997, are currently under construction.

================================================================================


                                      -16-
                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                      Industrial Market Analysis
================================================================================
================================================================================
                Heavy Industrial Market Under Construction Supply
================================================================================
     Building Name        Submarket      Total SF     Delivery Date  Asking Rent
   Property Address                     Available SF                  Per SF
================================================================================
 Eastport VI                             174,720            10/97      $4.50
                                         -------
  5701 Eastport Blvd.     Southeast      174,720
--------------------------------------------------------------------------------
 Highwoods I                             165,000             N/A  $4.00 to $6.00
                                         -------
  Lewis Road              Southeast      165,000
--------------------------------------------------------------------------------
 River's Bend                            158,400            06/97       N/A
                                         -------
  600 Liberty Way         Southwest            0
--------------------------------------------------------------------------------
 River's Bend                            146,000            11/97       N/A
                                         -------
  500 Liberty Way         Southwest            0
--------------------------------------------------------------------------------
 River's Bend Center                      98,243            09/97      $4.59
                                         -------
  Kingston Avenue         Southwest       98,243
--------------------------------------------------------------------------------
 10552 Air Park Road                      19,500             N/A       $4.50
                                         -------
  10552 Air Park Road     Northeast       19,500
================================================================================
 Total Under Construction Supply         761,863
================================================================================

      As can be seen, there is currently about 760,000 square feet under construction in six projects. The majority of activity is occurring in the southern submarkets. This is partially due to the development of two semiconductor manufacturing plants in Henrico County and Chesterfield County. Motorola recently built a wafer fabrication complex in the West Creek. This facility upon full operation is projected to employ 5,000. White Oak Semiconductor, a Siemens Motorola Joint Venture, is developing a random access memory chip facility in eastern Henrico County, near the Richmond International Airport, and upon completion will employ 1,500. These two projects, along with positive market dynamics, are the catalysts for much of the current speculative development, with developers are looking to capture the anticipated demand generated by related high-tech companies.

      The light industrial segment is smaller with a current inventory of 4,995,054 square feet. The majority of light industrial product is located in the northwest quadrant. This submarket contains 51.6 percent of current supply. Interestingly, this quadrant is the smallest heavy industrial submarket. The southwest quadrant possesses 28.9 percent of product, and the remaining two submarkets are evenly split. In terms of inventory, the light industrial market has experience little movement over the past five years. However, there is a renewed interest in flex buildings and the market is poised for expansion.

      In the southwest quadrant, Liberty Property Trust recently delivered a 40,000 square foot flex/office building in River's Bend Center. The project, known as River's Bend Center II, is located in Kingston Avenue and asking rents are $7.50 per square foot. In the northwest quadrant, there are two buildings under construction -- Villa Park III with 90,000 square feet, and Grove Park I at Wyndham with 24,000 square feet. The asking rents at these facilities are between $7.50 and $11.00 per square foot. These two projects are scheduled for delivery by year end. According to a mid-year report prepared by Morton G. Thalheimer, there as much as 386,000 square feet of flex space planned.

================================================================================


                                      -17-
                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                      Industrial Market Analysis
================================================================================

      There are several factors which seem to be driving the renewed interest in flex product. The construction of the White Oak Semiconductor plant has attracted a steady stream of vendors, many of which find office/service buildings most attractive for their flexible requirements. Secondly, as office rents continue to increase, the gap between office and flex rental rates widens. This creates a secondary market of tenants which may have traditionally occupied office space, but are realizing the cost savings and efficiencies associated with flex buildings. Thus, the light industrial segment benefits from both the expansion in the region's industrial base and recovery of the office market. We expect to see a continued growth in the light industrial market over the next two years.

Absorption and Vacancy

      The heavy industrial market experienced positive net absorption in 1996, with more than half of the absorption occurring in the industrial parks surrounding Richmond International Airport in eastern Henrico County. The 1996 net absorption has twice that of 1995. Nonetheless, vacancy rates increased by 390 basis points over the prior year to 5.7 percent. This is due to the market expansion and several speculative buildings delivered in 1996.

      According to the Morton Thalheimer mid-year report, the heavy industrial vacancy rate has increased sharply to about 10.7 percent. This increase is due primarily to previously leased or occupied space being added to inventory. The biggest single factor is the availability of the Best Products Distribution Center located in Ashland, Virginia. This high-bay warehouse contains about 680,000 square feet and is available because of the liquidation of the Best Products Company. Several other warehouse spaces of less than 100,000 square feet have come on the market adding to the Best Products impact. The upside is no new speculative construction was announced during the first half of the year; although, construction continued on new buildings in the Richmond International Airport area and the newly developed Rivers Bend area in Chesterfield County.

      The Best Products Distribution Center represents 47.3 percent of availabilities, and as such, current vacancy rates are skewed. We believe the heavy industrial market remains strong and the latter half of the year should experience positive net absorption coupled with a decrease in vacancy rates to below 10.0 percent overall and various quadrants below 5.0 percent.

      The light industrial market experienced nominal absorption is 1996 and a slight decline in vacancy rates to 4.8 percent. This low net absorption is due to the lack of availabilities with much of the remaining inventory comprised of functionally obsolete buildings or those located in less desirable locations. There is presently a backlog of prospective tenants for spaces in the 10,000 to 15,000 square foot and over range. In response, there are several speculative projects under construction. This should further strengthen the flex market.

      As of mid-year 1997, the flex market post a vacancy level of 4.0 percent. Over the second half of the year, we expect vacancy to be around 5.0 percent as new product is added to inventory,

================================================================================


                                      -18-
                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                      Industrial Market Analysis
================================================================================

Rental Rates

      Both Harrison & Bates and Morton Thalheimer report increased rental rates for the heavy and light industrial sectors over the prior two years. According to Harrison & Bates, rental rates for heavy industrial product ranges from $3.00 to $5.00 per square foot, and for light industrial buildings ranges from $6.00 to $9.00 per square foot. These rents are either triple net or industrial gross. In the Richmond market, industrial gross is the reimbursement of real estate taxes and insurance over the base year. Many older buildings (1970s and 1980s) lease on an industrial gross basis with newer properties most often leasing on a triple net basis. As always, location is a major determinant while rail access, although helpful for heavy industrial properties, does not reportedly carry a rent premium. Concessions, once an integral component to close a deal, have disappeared. Leasing terms range from five to ten years.

Conclusion

      The Richmond industrial market, for both the heavy and light segments, appears to be in balance, with supply and demand near equilibrium for existing properties. With regard to the heavy industrial market, there are a number of speculative buildings under development scheduled for delivery by year end. Beyond this, there are no speculative projects planned. The overall vacancy rate, while low, has increased slightly in 1997 due to the return of the Best Product Distribution Center, with 680,000 square feet, to the market. This one building represents 47.3 percent of available supply, and as such, skews the overall vacancy rate. Extracting this building from supply, the implied vacancy is 5.6 percent. In addition, rental rates have increases in 1996. Overall, the outlook for this market segment is one of optimism, but industry participants are keeping a close eye on the third and forth quarters as much of the speculative space comes on line. Nonetheless, given the expansion in the regions economic base, we believe vacancy levels will remain around the five percent level.

      The light industrial or flex market has undergone a resurgence in the last year. The year end vacancy rate was reported at 4.8 percent and has declined during the first half of 1997 to 4.0 percent. Absorption has been flat due to the lack of desirable space. Further, rental rates increased due to the tight supply. In response, there are several new flex buildings under development. This expansion of the flex market should strengthen this market segment and provide existing and new tenants with options. The outlook is positive with continued low vacancy rates.

================================================================================


                                      -19-
                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

Dabney I                    1
Dabney II                   2
Dabney III                  3
Dabney IV                   4
Dabney V                    5
Dabney VI                   6
Dabney VII                  7
Dabney VIII                 8
Dabney IX                   9
Dabney X                    10
Dabney XI                   11
Dabney A-1                  12
Dabney A-2                  13
Britton's Hill              14
Westmoreland                15
Morton Marks                16
2110 Tomlynn                17

                                 [Photo of Map] [GRAPHIC OMITTED]

                                Tax Map Location

                                                            PROPERTY DESCRIPTION
================================================================================

      The subject property consists of 17 industrial buildings four of which are triple net leased warehouses, two are R&D (research and development) and 11 are flex buildings. Within the flex category, we categorized the buildings by the extent of office build-out into minimal, medium and high office build-out.

Site Description

      For ease of analysis and reporting, characteristics which are common to all sites were presented first. Thereafter, we present a more detailed description of the individual building sites which comprise the subject property. Finally, we discuss the improvements on each site.

Topography:                            Level and at street grade

Street Improvements:                   Asphalt pavement, two lanes, curbs,
                                       gutters and storm drains

Access:                                Via the respective frontage street

Soil Conditions:                       We did not receive nor review a soil
                                       report. However, we assume that the
                                       soil's load-bearing capacity is
                                       sufficient to support the existing
                                       structures. We did not observe any
                                       evidence to the contrary during our
                                       physical inspection of the property. Each tract's drainage appears to be adequate.

Land Use Restrictions:                 We were not given a title report to
                                       review. We do not know of any easements, encroachments, or restrictions that would adversely affect the site's use. However, we recommend a title search to determine whether any adverse conditions exist.

Flood Hazard:                          According to Community Panel No.
                                       5100770050 B National Flood Insurance
                                       Rate Map, effective February 4, 1981, the subject property is in Flood Hazard Zone
                                       C and, therefore, does not require flood hazard insurance.

Wetlands:                              We were not given a Wetlands survey. If
                                       subsequent engineering data reveal the
                                       presence of regulated wetlands, it could materially affect property value. We recommend a wetlands survey by a competent engineering firm.

Hazardous Substances:                  We observed no evidence of toxic or
                                       hazardous substances during our
                                       inspection of the site. However, we are
                                       not trained to perform technical
                                       environmental inspections and recommend
                                       the services of a professional engineer
                                       for this purpose.

================================================================================


                                      -20-
                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                            Property Description
================================================================================

Dabney I

Location:                              Northwest corner of Dabney Street and
                                       Tomlynn Street (extended)
                                       Richmond, Henrico County, Virginia

Shape:                                 Basically rectangular

Land Area:                             1.9 acres

Dabney II

Location:                              Southeast corner of Dabney Street and
                                       Tomlynn Street
                                       Richmond, Henrico County, Virginia

Shape:                                 Basically rectangular

Land Area:                             2.6 acres

Dabney III

Location:                              North of the northwest corner of Jacques
                                       Street and Tomlynn Street
                                       Richmond, Henrico County, Virginia

Shape:                                 Basically rectangular

Land Area:                             1.9 acres

Dabney IV

Location:                              North of the northeast corner of Jacques
                                       Street and Tomlynn Street
                                       Richmond, Henrico County, Virginia

Shape:                                 Basically rectangular

Land Area:                             3.1 acres

Dabney V

Location:                              North of the northwest corner of Jacques
                                       Street and Tomlynn Street
                                       Richmond, Henrico County, Virginia

Shape:                                 Basically rectangular

Land Area:                             2.8 acres

================================================================================


                                      -21-
                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                            Property Description
================================================================================

Dabney VI

Location:                              Northwest of the northwest corner of Par
                                       Street and Dabney Street
                                       Richmond, Henrico County, Virginia

Shape:                                 Basically rectangular

Land Area:                             3.1 acres per data provided (tax parcel
                                       records showed 16.7 acres)

Dabney VII

Location:                              Northeast corner of Dabney Street and
                                       Tomlynn Street (extended)
                                       Richmond, Henrico County, Virginia

Shape:                                 Basically rectangular

Land Area:                             2.8 acres

Dabney VIII

Location:                              North of the northwest corner of Jacques
                                       Street and Tomlynn Street
                                       Richmond, Henrico County, Virginia

Shape:                                 Basically rectangular

Land Area:                             2.8 acres

Dabney IX

Location:                              Southwest corner of Dabney Street and
                                       Tomlynn Street
                                       Richmond, Henrico County, Virginia

Shape:                                 Basically rectangular

Land Area:                             3.6 acres

Dabney X

Location:                              North of the northeast corner of Jacques
                                       Street and Tomlynn Street
                                       Richmond, Henrico County, Virginia

Shape:                                 Basically rectangular

Land Area:                             6.6 acres

================================================================================


                                      -22-
                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                            Property Description
================================================================================

Dabney XI

Location:                              North of the northeast corner of Jacques
                                       Street and Dabney Street
                                       Richmond, Henrico County, Virginia

Shape:                                 Basically rectangular

Land Area:                             2.7 acres

Dabney A-1

Location:                              North of the northwest corner of Jacques
                                       Street and Dabney Street
                                       Richmond, Henrico County, Virginia

Shape:                                 Basically rectangular

Land Area:                             1.3 acres

Dabney A-2

Location:                              North of the northwest corner of Jacques
                                       Street and Dabney Street
                                       Richmond, Henrico County, Virginia

Shape:                                 Basically rectangular

Land Area:                             1.7 acres

Britton's Hill

Location:                              North of the northeast corner of
                                       Bethlehem Road and Britton's Hill Drive
                                       Richmond, Henrico County, Virginia

Shape:                                 Basically rectangular

Land Area:                             8.2 acres

Westmoreland Plaza

Location:                              Northeast corner of Jacques Street and
                                       Westmoreland Street
                                       Richmond, Henrico County, Virginia

Shape:                                 Irregular

Land Area:                             13.3 acres

================================================================================


                                      -23-
                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                            Property Description
================================================================================

Morton Marks

Location:                              Northeast corner of Jacques Street and
                                       Dabney Street
                                       Richmond, Henrico County, Virginia

Shape:                                 Basically rectangular

Land Area:                             3.2 acres

2110 Tomlynn Street

Location:                              North of the northwest corner of Jacques
                                       Street and Tomlynn Street
                                       Richmond, Henrico County, Virginia

Shape:                                 Basically rectangular

Land Area:                             0.8 acres

================================================================================


                                      -24-
                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                            Property Description
================================================================================

Improvements, Description

      Again, the following presents the generic characteristics common to all properties, after which we detail each individual property.

Americans With Disabilities Act:       The Americans With Disabilities Act (ADA)
                                       became effective January 26, 1992. We
                                       have not made, nor are we qualified by
                                       training to make, a specific compliance
                                       survey and analysis of this property to
                                       determine whether or not it is in
                                       conformity with the various detailed
                                       requirements of the ADA. It is possible
                                       that a compliance survey and a detailed
                                       analysis of the requirements of the ADA
                                       could reveal that the property is not in compliance with one or more of the requirements of the Act. If so, this fact could have a negative effect upon the value of the property. Since we have not been provided with the results of a survey, we did not consider possible non-compliance with the requirements of
                                       ADA in estimating the value of the
                                       property.

Hazardous Substances:                  We are not aware of any potentially
                                       hazardous materials (such as formaldehyde foam insulation, asbestos insulation, radon gas emitting materials, or other potentially hazardous materials) which may have been used in the construction of the improvements. However, we are not qualified to detect such materials and urge the client to employ an expert in the field to determine if such hazardous materials are thought to exist.

Design Features and Functionality:     Each building's overall design features
                                       and the functionality of its layout are
                                       deemed acceptable to the market based on high level of occupancy. These building represent typical and ordinary product of their respective types--access is good, parking appears adequate, layout typical, etc.

Physical Condition:                    The subject properties appear to be well
                                       maintained. We noted no items of deferred maintenance beyond what would normally be taken care of within an on-going maintenance and capital repair program.

                                       We did not inspect the roofs or make a
                                       detailed inspection of the mechanical
                                       systems. The appraisers, however, are not qualified to render an opinion as to the adequacy or condition of these components. The client is urged to retain an expert in this field if detailed information is needed about the mechanical systems.

================================================================================


                                      -25-
                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                            Property Description
================================================================================

Dabney I

General Description

    Year Built:                        1982

    Net Rentable Area:                 33,600 square feet

    Percent Office:                    20 Percent

Construction Detail:

    Foundation:                        Reinforced concrete

    Framing:                           Reinforced concrete

    Floors:                            Concrete

    Exterior Walls:                    Brick

    Roof Cover:                        Either hot mopped tar/built-up system or
                                       insulated membrane with ballast

    Windows:                           Safety glass in aluminum frames

    Pedestrian Doors:                  Safety glass in aluminum frames

    Loading Doors:                     Eight

    Clear Height:                      21 feet

Mechanical Detail

    Heating and Cooling:               Package heating and cooling units in
                                       office areas; gas heat in warehouse areas

    Fire Protection:                   None

Interior Detail

    Layout:                            Offices and/or show rooms in front,
                                       warehouse in rear

    Floor Covering:                    Carpet or tile in office; bare concrete
                                       in warehouse

    Walls:                             Painted gypsum board

    Ceilings:                          Dropped suspended ceiling tile in office;
                                       none in warehouse

    Lighting:                          Typically, fluorescent in office and
                                       various incandescent and fluorescent in
                                       warehouse

    Restrooms:                         Varies with unit size; fixtures in each
                                       unit

================================================================================


                                      -26-
                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                            Property Description
================================================================================

Site Improvements

    Parking:                           Appears adequate

    On-Site Landscaping:               Minimal trees and shrubbery typically
                                       around perimeter and as street buffer

Dabney II

General Description

    Year Built:                        1983

    Net Rentable Area:                 42,000 square feet

    Percent Office:                    14 Percent

Construction Detail:

    Foundation:                        Reinforced concrete

    Framing:                           Reinforced concrete

    Floors:                            Concrete

    Exterior Walls:                    Brick

    Roof Cover:                        Either hot mopped tar/built-up system or
                                       insulated membrane with ballast

    Windows:                           Safety glass in aluminum frames

    Pedestrian Doors:                  Safety glass in aluminum frames

    Loading Doors:                     Ten

    Clear Height:                      14-18 feet

Mechanical Detail

    Heating and Cooling:               Package heating and cooling units in
                                       office areas; gas heat in warehouse areas

    Fire Protection:                   None

Interior Detail

    Layout:                            Offices and/or show rooms in front,
                                       warehouse in rear

    Floor Covering:                    Carpet or tile in office; bare concrete
                                       in warehouse

    Walls:                             Painted gypsum board

================================================================================


                                      -27-
                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                            Property Description
================================================================================

    Ceilings:                          Dropped suspended ceiling tile in office;
                                       none in warehouse

    Lighting:                          Typically, fluorescent in office and
                                       various incandescent and fluorescent in
                                       warehouse

    Restrooms:                         Varies with unit size; fixtures in each
                                       unit

Site Improvements

    Parking:                           Appears adequate

    On-Site Landscaping:               Minimal trees and shrubbery typically
                                       around perimeter and as street buffer

Dabney III

General Description

    Year Built:                        1984

    Net Rentable Area:                 23,850 square feet

    Percent Office:                    25 Percent

Construction Detail:

    Foundation:                        Reinforced concrete

    Framing:                           Reinforced concrete

    Floors:                            Concrete

    Exterior Walls:                    Brick

    Roof Cover:                        Either hot mopped tar/built-up system or
                                       insulated membrane with ballast

    Windows:                           Safety glass in aluminum frames

    Pedestrian Doors:                  Safety glass in aluminum frames

    Loading Doors:                     Seven

    Clear Height:                      14-18 feet

Mechanical Detail

    Heating and Cooling:               Package heating and cooling units in
                                       office areas; gas heat in warehouse areas

    Fire Protection:                   None

================================================================================


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                                                            Property Description
================================================================================

Interior Detail

    Layout:                            Offices and/or show rooms in front,
                                       warehouse in rear

    Floor Covering:                    Carpet or tile in office; bare concrete
                                       in warehouse

    Walls:                             Painted gypsum board

    Ceilings:                          Dropped suspended ceiling tile in office;
                                       none in warehouse

    Lighting:                          Typically, fluorescent in office and
                                       various incandescent and fluorescent in
                                       warehouse

    Restrooms:                         Varies with unit size; fixtures in each
                                       unit

Site Improvements

    Parking:                           Appears adequate

    On-Site Landscaping:               Minimal trees and shrubbery typically
                                       around perimeter and as street buffer

Dabney IV

General Description

    Year Built:                        1985

    Net Rentable Area:                 41,550 square feet

    Percent Office:                    20 Percent

Construction Detail:

    Foundation:                        Reinforced concrete

    Framing:                           Reinforced concrete

    Floors:                            Concrete

    Exterior Walls:                    Brick

    Roof Cover:                        Either hot mopped tar/built-up system or
                                       insulated membrane with ballast

    Windows:                           Safety glass in aluminum frames

    Pedestrian Doors:                  Safety glass in aluminum frames

    Loading Doors:                     Ten

    Clear Height:                      19 feet

================================================================================

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                                                            Property Description
================================================================================

Mechanical Detail

    Heating and Cooling:               Package heating and cooling units in
                                       office areas; gas heat in warehouse areas

    Fire Protection:                   None

Interior Detail

    Layout:                            Offices and/or show rooms in front,
                                       warehouse in rear

    Floor Covering:                    Carpet or tile in office; bare concrete
                                       in warehouse

    Walls:                             Painted gypsum board

    Ceilings:                          Dropped suspended ceiling tile in office;
                                       none in warehouse

    Lighting:                          Typically, fluorescent in office and
                                       various incandescent and fluorescent in
                                       warehouse

    Restrooms:                         Varies with unit size; fixtures in each
                                       unit

Site Improvements

    Parking:                           Appears adequate

    On-Site Landscaping:               Minimal trees and shrubbery typically
                                       around perimeter and as street buffer

Dabney V

General Description

    Year Built:                        1985

    Net Rentable Area:                 45,353 square feet

    Percent Office:                    34 Percent

Construction Detail:

    Foundation:                        Reinforced concrete

    Framing:                           Reinforced concrete

    Floors:                            Concrete

    Exterior Walls:                    Brick

    Roof Cover:                        Either hot mopped tar/built-up system or
                                       insulated membrane with ballast

================================================================================

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                                                                    WAKEFIELD(R)
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                                                            Property Description
================================================================================

    Windows:                           Safety glass in aluminum frames

    Pedestrian Doors:                  Safety glass in aluminum frames

    Loading Doors:                     Ten

    Clear Height:                      14-18 feet

Mechanical Detail

    Heating and Cooling:               Package heating and cooling units in
                                       office areas; gas heat in warehouse areas

    Fire Protection:                   None

Interior Detail

    Layout:                            Offices and/or show rooms in front,
                                       warehouse in rear

    Floor Covering:                    Carpet or tile in office; bare concrete
                                       in warehouse

    Walls:                             Painted gypsum board

    Ceilings:                          Dropped suspended ceiling tile in office;
                                       none in warehouse

    Lighting:                          Typically, fluorescent in office and
                                       various incandescent and fluorescent in
                                       warehouse

    Restrooms:                         Varies with unit size; fixtures in each
                                       unit

Site Improvements

    Parking:                           Appears adequate

    On-Site Landscaping:               Minimal trees and shrubbery typically
                                       around perimeter and as street buffer

Dabney VI

General Description

    Year Built:                        1986

    Net Rentable Area:                 50,400 square feet

    Percent Office:                    20 Percent

Construction Detail:

    Foundation:                        Reinforced concrete

    Framing:                           Reinforced concrete

================================================================================

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                                                                    WAKEFIELD(R)
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                                                            Property Description
================================================================================

    Floors:                            Concrete

    Exterior Walls:                    Brick

    Roof Cover:                        Either hot mopped tar/built-up system or
                                       insulated membrane with ballast

    Windows:                           Safety glass in aluminum frames

    Pedestrian Doors:                  Safety glass in aluminum frames

    Loading Doors:                     12

    Clear Height:                      14-18 feet

Mechanical Detail

    Heating and Cooling:               Package heating and cooling units in
                                       office areas; gas heat in warehouse areas

    Fire Protection:                   None

Interior Detail

    Layout:                            Offices and/or show rooms in front,
                                       warehouse in rear

    Floor Covering:                    Carpet or tile in office; bare concrete
                                       in warehouse

    Walls:                             Painted gypsum board

    Ceilings:                          Dropped suspended ceiling tile in office;
                                       none in warehouse

    Lighting:                          Typically, fluorescent in office and
                                       various incandescent and fluorescent in
                                       warehouse

    Restrooms:                         Varies with unit size; fixtures in each
                                       unit

Site Improvements

    Parking:                           Appears adequate

    On-Site Landscaping:               Minimal trees and shrubbery typically
                                       around perimeter and as street buffer

Dabney VII

General Description

    Year Built:                        1987

    Net Rentable Area:                 33,149 square feet

================================================================================

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                                                                    WAKEFIELD(R)
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                                                            Property Description
================================================================================

    Percent Office:                    35 Percent

Construction Detail:

    Foundation:                        Reinforced concrete

    Framing:                           Reinforced concrete

    Floors:                            Concrete

    Exterior Walls:                    Brick

    Roof Cover:                        Either hot mopped tar/built-up system or
                                       insulated membrane with ballast

    Windows:                           Safety glass in aluminum frames

    Pedestrian Doors:                  Safety glass in aluminum frames

    Loading Doors:                     14

    Clear Height:                      16 feet

Mechanical Detail

    Heating and Cooling:               Package heating and cooling units in
                                       office areas; gas heat in warehouse areas

    Fire Protection:                   None

Interior Detail

    Layout:                            Offices and/or show rooms in front,
                                       warehouse in rear

    Floor Covering:                    Carpet or tile in office; bare concrete
                                       in warehouse

    Walls:                             Painted gypsum board

    Ceilings:                          Dropped suspended ceiling tile in office;
                                       none in warehouse

    Lighting:                          Typically, fluorescent in office and
                                       various incandescent and fluorescent in
                                       warehouse

    Restrooms:                         Varies with unit size; fixtures in each
                                       unit

Site Improvements

    Parking:                           Appears adequate

    On-Site Landscaping:               Minimal trees and shrubbery typically
                                       around perimeter and as street buffer

================================================================================

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                                                            Property Description
================================================================================

Dabney VIII

General Description

    Year Built:                        1988

    Net Rentable Area:                 29,700600 square feet

    Percent Office:                    20 Percent

Construction Detail:

    Foundation:                        Reinforced concrete

    Framing:                           Reinforced concrete

    Floors:                            Concrete

    Exterior Walls:                    Brick

    Roof Cover:                        Either hot mopped tar/built-up system or
                                       insulated membrane with ballast

    Windows:                           Safety glass in aluminum frames

    Pedestrian Doors:                  Safety glass in aluminum frames

    Loading Doors:                     Nine

    Clear Height:                      17 feet

Mechanical Detail

    Heating and Cooling:               Package heating and cooling units in
                                       office areas; gas heat in warehouse areas

    Fire Protection:                   None

Interior Detail

    Layout:                            Offices and/or show rooms in front,
                                       warehouse in rear

    Floor Covering:                    Carpet or tile in office; bare concrete
                                       in warehouse

    Walls:                             Painted gypsum board

    Ceilings:                          Dropped suspended ceiling tile in office;
                                       none in warehouse

    Lighting:                          Typically, fluorescent in office and
                                       various incandescent and fluorescent in
                                       warehouse

    Restrooms:                         Varies with unit size; fixtures in each
                                       unit

================================================================================

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                                                                    WAKEFIELD(R)
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                                                            Property Description
================================================================================

Site Improvements

    Parking:                           Appears adequate

    On-Site Landscaping:               Minimal trees and shrubbery typically
                                       around perimeter and as street buffer

Dabney IX

General Description

    Year Built:                        1989

    Net Rentable Area:                 30,263 square feet

    Percent Office:                    44 Percent

Construction Detail:

    Foundation:                        Reinforced concrete

    Framing:                           Reinforced concrete

    Floors:                            Concrete

    Exterior Walls:                    Brick

    Roof Cover:                        Either hot mopped tar/built-up system or
                                       insulated membrane with ballast

    Windows:                           Safety glass in aluminum frames

    Pedestrian Doors:                  Safety glass in aluminum frames

    Loading Doors:                     15

    Clear Height:                      14-18 feet

Mechanical Detail

     Heating and Cooling:              Package heating and cooling units in
                                       office areas; gas heat in warehouse areas

    Fire Protection:                   None

Interior Detail

    Layout:                            Offices and/or show rooms in front,
                                       warehouse in rear

    Floor Covering:                    Carpet or tile in office; bare concrete
                                       in warehouse

    Walls:                             Painted gypsum board

================================================================================

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                                                                    WAKEFIELD(R)
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                                                            Property Description
================================================================================

    Ceilings:                          Dropped suspended ceiling tile in office;
                                       none in warehouse

    Lighting:                          Typically, fluorescent in office and
                                       various incandescent and fluorescent in
                                       warehouse

    Restrooms:                         Varies with unit size; fixtures in each
                                       unit

Site Improvements

    Parking:                           Appears adequate

    On-Site Landscaping:               Minimal trees and shrubbery typically
                                       around perimeter and as street buffer

Dabney X

General Description

    Year Built:                        1989

    Net Rentable Area:                 85,844 square feet

    Percent Office:                    44 Percent

Construction Detail:

    Foundation:                        Reinforced concrete

    Framing:                           Reinforced concrete

    Floors:                            Concrete

    Exterior Walls:                    Brick

    Roof Cover:                        Either hot mopped tar/built-up system or
                                       insulated membrane with ballast

    Windows:                           Safety glass in aluminum frames

    Pedestrian Doors:                  Safety glass in aluminum frames

    Loading Doors:                     24

    Clear Height:                      18 feet

Mechanical Detail

    Heating and Cooling:               Package heating and cooling units in
                                       office areas; gas heat in warehouse areas

    Fire Protection:                   Yes

================================================================================

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                                                                    WAKEFIELD(R)
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                                                            Property Description
================================================================================

Interior Detail

    Layout:                            Offices and/or show rooms in front,
                                       warehouse in rear

    Floor Covering:                    Carpet or tile in office; bare concrete
                                       in warehouse

    Walls:                             Painted gypsum board

    Ceilings:                          Dropped suspended ceiling tile in office;
                                       none in warehouse

    Lighting:                          Typically, fluorescent in office and
                                       various incandescent and fluorescent in
                                       warehouse

    Restrooms:                         Varies with unit size; fixtures in each
                                       unit

Site Improvements

    Parking:                           Appears adequate

    On-Site Landscaping:               Minimal trees and shrubbery typically
                                       around perimeter and as street buffer

Dabney XI

General Description

    Year Built:                        1994

    Net Rentable Area:                 45,250 square feet

    Percent Office:                    22 Percent

Construction Detail:

    Foundation:                        Reinforced concrete

    Framing:                           Reinforced concrete

    Floors:                            Concrete

    Exterior Walls:                    Brick

    Roof Cover:                        Either hot mopped tar/built-up system or
                                       insulated membrane with ballast

    Windows:                           Safety glass in aluminum frames

    Pedestrian Doors:                  Safety glass in aluminum frames

    Loading Doors:                     13

    Clear Height:                      18-20 feet

================================================================================

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                                                                    WAKEFIELD(R)
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                                                            Property Description
================================================================================

Mechanical Detail

    Heating and Cooling:               Package heating and cooling units in
                                       office areas; gas heat in warehouse areas

    Fire Protection:                   Yes

Interior Detail

    Layout:                            Offices and/or show rooms in front,
                                       warehouse in rear

    Floor Covering:                    Carpet or tile in office; bare concrete
                                       in warehouse

    Walls:                             Painted gypsum board

    Ceilings:                          Dropped suspended ceiling tile in office;
                                       none in warehouse

    Lighting:                          Typically, fluorescent in office and
                                       various incandescent and fluorescent in
                                       warehouse

    Restrooms:                         Varies with unit size; fixtures in each
                                       unit

Site Improvements

    Parking:                           Appears adequate

    On-Site Landscaping:               Minimal trees and shrubbery typically
                                       around perimeter and as street buffer

Dabney A-1

General Description

    Year Built:                        1984

    Net Rentable Area:                 15,389 square feet

    Percent Office:                    100 Percent

Construction Detail:

    Foundation:                        Reinforced concrete

    Framing:                           Reinforced concrete

    Floors:                            Concrete

    Exterior Walls:                    Brick

    Roof Cover:                        Either hot mopped tar/built-up system or
                                       insulated membrane with ballast

================================================================================


                                      -38-
                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
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                                                            Property Description
================================================================================

    Windows:                           Safety glass in aluminum frames

    Pedestrian Doors:                  Safety glass in aluminum frames

    Loading Doors:                     None

    Clear Height:                      18-20 feet

Mechanical Detail

    Heating and Cooling:               Package heating and cooling units in
                                       office areas; gas heat in warehouse areas

    Fire Protection:                   None

Interior Detail

    Layout:                            Offices and/or show rooms in front,
                                       warehouse in rear

    Floor Covering:                    Carpet or tile in office; bare concrete
                                       in warehouse

    Walls:                             Painted gypsum board

    Ceilings:                          Dropped suspended ceiling tile in office;
                                       none in warehouse

    Lighting:                          Typically, fluorescent in office and
                                       various incandescent and fluorescent in
                                       warehouse

    Restrooms:                         Varies with unit size; fixtures in each
                                       unit

Site Improvements

    Parking:                           Appears adequate

    On-Site Landscaping:               Minimal trees and shrubbery typically
                                       around perimeter and as street buffer

Dabney A-2

General Description

    Year Built:                        1993

    Net Rentable Area:                 33,050 square feet

    Percent Office:                    100 Percent (more precisely about 1/3
                                       office and 1/3 high build out laboratory)

Construction Detail:

    Foundation:                        Reinforced concrete

    Framing:                           Reinforced concrete

================================================================================


                                      -39-
                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
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                                                            Property Description
================================================================================

    Floors:                            Concrete

    Exterior Walls:                    Brick

    Roof Cover:                        Either hot mopped tar/built-up system or
                                       insulated membrane with ballast

    Windows:                           Safety glass in aluminum frames

    Pedestrian Doors:                  Safety glass in aluminum frames

    Loading Doors:                     One

    Clear Height:                      22 feet

Mechanical Detail

    Heating and Cooling:               Package heating and cooling units in
                                       office areas; gas heat in warehouse areas

    Fire Protection:                   Yes

Interior Detail

    Layout:                            Offices and/or show rooms in front,
                                       warehouse in rear

    Floor Covering:                    Carpet or tile in office; bare concrete
                                       in warehouse

    Walls:                             Painted gypsum board

    Ceilings:                          Dropped suspended ceiling tile in office;
                                       none in warehouse

    Lighting:                          Typically, fluorescent in office and
                                       various incandescent and fluorescent in
                                       warehouse

    Restrooms:                         Varies with unit size; fixtures in each
                                       unit

Site Improvements

    Parking:                           Appears adequate

    On-Site Landscaping:               Minimal trees and shrubbery typically
                                       around perimeter and as street buffer

Britton's Hill

General Description

    Year Built:                        1987

    Net Rentable Area:                 132,103 square feet

================================================================================


                                      -40-
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                                                                    WAKEFIELD(R)
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                                                            Property Description
================================================================================

    Percent Office:                    30 Percent

Construction Detail:

    Foundation:                        Reinforced concrete

    Framing:                           Reinforced concrete

    Floors:                            Concrete

    Exterior Walls:                    Brick

    Roof Cover:                        Either hot mopped tar/built-up system or
                                       insulated membrane with ballast

    Windows:                           Safety glass in aluminum frames

    Pedestrian Doors:                  Safety glass in aluminum frames

    Loading Doors:                     22

    Clear Height:                      18-24 feet

Mechanical Detail

    Heating and Cooling:               Package heating and cooling units in
                                       office areas; gas heat in warehouse areas

    Fire Protection:                   Yes

Interior Detail

    Layout:                            Offices and/or show rooms in front,
                                       warehouse in rear

    Floor Covering:                    Carpet or tile in office; bare concrete
                                       in warehouse

    Walls:                             Painted gypsum board

    Ceilings:                          Dropped suspended ceiling tile in office;
                                       none in warehouse

    Lighting:                          Typically, fluorescent in office and
                                       various incandescent and fluorescent in
                                       warehouse

    Restrooms:                         Varies with unit size; fixtures in each
                                       unit

Site Improvements

    Parking:                           Appears adequate

    On-Site Landscaping:               Minimal trees and shrubbery

================================================================================


                                      -41-
                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
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                                                            Property Description
================================================================================

Westmoreland Plaza

General Description

    Year Built:                        1975/93

    Net Rentable Area:                 121,815 square feet

    Percent Office:                    100 Percent

Construction Detail:

    Foundation:                        Reinforced concrete

    Framing:                           Reinforced concrete

    Floors:                            Concrete

    Exterior Walls:                    Brick

    Roof Cover:                        Either hot mopped tar/built-up system or
                                       insulated membrane with ballast

    Windows:                           Safety glass in aluminum frames

    Pedestrian Doors:                  Safety glass in aluminum frames

    Loading Doors:                     Four

    Clear Height:                      14-18 feet

Mechanical Detail

    Heating and Cooling:               Package heating and cooling units in
                                       office areas; gas heat in warehouse areas

    Fire Protection:                   Yes

Interior Detail

    Layout:                            Offices and/or show rooms in front,
                                       warehouse in rear

    Floor Covering:                    Carpet or tile in office; bare concrete
                                       in warehouse

    Walls:                             Painted gypsum board

    Ceilings:                          Dropped suspended ceiling tile in office;
                                       none in warehouse

    Lighting:                          Typically, fluorescent in office and
                                       various incandescent and fluorescent in
                                       warehouse

    Restrooms:                         Varies with unit size; fixtures in each
                                       unit

================================================================================


                                      -42-
                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
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                                                            Property Description
================================================================================

Site Improvements

    Parking:                           Appears adequate

    On-Site Landscaping:               Minimal trees and shrubbery typically
                                       around perimeter and as street buffer

Morton Marks

General Description

    Year Built:                        1962/85 est.

    Net Rentable Area:                 45,000 square feet

    Percent Office:                    30 Percent

Construction Detail:

    Foundation:                        Reinforced concrete

    Framing:                           Reinforced concrete

    Floors:                            Concrete

    Exterior Walls:                    Brick

    Roof Cover:                        Either hot mopped tar/built-up system or
                                       insulated membrane with ballast

    Windows:                           Safety glass in aluminum frames

    Pedestrian Doors:                  Safety glass in aluminum frames

    Loading Doors:                     Three

    Clear Height:                      14-18 feet

Mechanical Detail

    Heating and Cooling:               Package heating and cooling units in
                                       office areas; gas heat in warehouse areas

    Fire Protection:                   Yes

Interior Detail

    Layout:                            Offices and/or show rooms in front,
                                       warehouse in rear

    Floor Covering:                    Carpet or tile in office; bare concrete
                                       in warehouse

    Walls:                             Painted gypsum board

================================================================================


                                      -43-
                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
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                                                            Property Description
================================================================================

    Ceilings:                          Dropped suspended ceiling tile in office;
                                       none in warehouse

    Lighting:                          Typically, fluorescent in office and
                                       various incandescent and fluorescent in
                                       warehouse

    Restrooms:                         Varies with unit size; fixtures in each
                                       unit

Site Improvements

    Parking:                           Appears adequate

    On-Site Landscaping:               Minimal trees and shrubbery typically
                                       around perimeter and as street buffer

2110 Tomlynn Street

General Description

    Year Built:                        1965

    Net Rentable Area:                 15,910 square feet

    Percent Office:                    30 Percent

Construction Detail:

    Foundation:                        Reinforced concrete

    Framing:                           Reinforced concrete

    Floors:                            Concrete

    Exterior Walls:                    Brick

    Roof Cover:                        Either hot mopped tar/built-up system or
                                       insulated membrane with ballast

    Windows:                           Safety glass in aluminum frames

    Pedestrian Doors:                  Safety glass in aluminum frames

    Loading Doors:                     Two

    Clear Height:                      21 feet

Mechanical Detail

    Heating and Cooling:               Package heating and cooling units in
                                       office areas; gas heat in warehouse areas

    Fire Protection:                   No

================================================================================


                                      -44-
                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
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                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                            Property Description
================================================================================

Interior Detail

    Layout:                            Offices and/or show rooms in front,
                                       warehouse in rear

    Floor Covering:                    Carpet or tile in office; bare concrete
                                       in warehouse

    Walls:                             Painted gypsum board

    Ceilings:                          Dropped suspended ceiling tile in office;
                                       none in warehouse

    Lighting:                          Typically, fluorescent in office and
                                       various incandescent and fluorescent in
                                       warehouse

    Restrooms:                         Varies with unit size; fixtures in each
                                       unit

Site Improvements

    Parking:                           Appears adequate

    On-Site Landscaping:               Minimal trees and shrubbery typically
                                       around perimeter and as street buffer

================================================================================


                                      -45-
                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
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

                                     Greater Dabney 1997 Real Estate Assessment and Tax Summary
===================================================================================================================================
                 Tax Parcel               Building                  1997 Assessment                     Tax    Real Estate    Taxes
                                                       -----------------------------------------
Property           Number                   Size        Land           Building         Total           Rate      Taxes       Per SF
===================================================================================================================================
Dabney I         116-01-E-01               33,600      $203,400         $793,300        $996,700       0.0094     $9,369      $0.28
Dabney II        116-01-C-02               42,000      $334,500       $3,320,500      $3,655,000       0.0094    $34,357      $0.39
Dabney XI                                  45,250
                                           ------
                 Total Dabney X and XI     87,250
Dabney III       116-01-C-01               23,850      $202,600         $847,900      $1,050,500       0.0094     $9,875      $0.41
Dabney IV        116-01-A-O1               41,550      $309,800       $1,237,700      $1,547,500       0.0094    $14,547      $0.35
Dabney V         116-01-C-04               45,353      $463,900       $2,885,800      $3,349,700       0.0094    $31,487      $0.42
Dabney VIII                                29,700
                                           ------
                 Total Dabney V and VIII   75,053
Dabney VI        104-0A-32-G               50,400      $172,173       $1,485,100      $1,657,273       0.0094    $15,578      $0.31
Dabney VII       116-01-01-02              29,700      $288,300       $1,243,300      $1,531,600       0.0094    $14,397      $0.48
Dabney IX        116-01-01-03              30,263      $356,700       $1,138,100      $1,494,800       0.0094    $14,051      $0.46
Dabney X         116-01-B-01               85,844      $561,300       $3,746,100      $4,307,400       0.0094    $40,490      $0.47
Dabney A-1       116-01-F-02               15,389      $137,200         $711,800        $849,000       0.0094     $7,981      $0.52
Dabney A-2       116-01-01-01              33,050      $298,100       $1,441,600      $1,739,700       0.0094    $16,353      $0.49
Britton's Hill   104-0A-02                132,103      $643,200       $2,195,500      $2,838,700       0.0094    $26,684      $0.20
Westmoreland     116-OA-25                           $1,141,200       $3,706,800      $4,848,000
                 116-OA-10                             $269,700          $20,000        $289,700
                                                     ----------       ----------      ----------
                 Total Westmoreland       121,815    $1,410,900       $3,726,800      $5,137,700       0.0094    $48,294      $0.40
Morton Marks     116-OA-56                 45,000      $812,700       $1,178,200      $1,990,900       0.0094    $18,714      $0.31
2ll0 Tomlynn                               15,910
                                          -------
                 Total Morton and Tomlynn  60,910
===================================================================================================================================
NOTES:           Dabney II and XI are assessed as one tax parcel.
                 Dabney II and XI are assessed as one tax parcel.
                 Dabney VI's land assessment is an allocation of land attributed to the improvements (3.1 acres out of a 16.6638 acre parcel).
                 Westmoreland Plaza consists of two tax parcels.
                 Morton Marks and 2110 Tomlynn are assessed as one tax parcel.
===================================================================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                               REAL ESTATE TAXES AND ASSESSMENTS
================================================================================

      The subject property is under the taxing jurisdiction of Henrico County. The county assesses real property at a ratio of 100 percent of ad Valorem value on a calendar year basis with re-valuations conducted every two to three years. For the 1997 tax year, the annual real estate tax rate is $0.94 per $100 of assessed valuation. Real estate taxes are payable in two installments due in June and December. In an effort to project the future tax liability for the subject properties, we have reviewed both the present and historical tax rates combined with a forecast of the assessments.

Tax Rates

      The following is a table displaying the five and ten year trend in tax rates levied by the above noted taxing jurisdictions.

================================================================================
                       Tax Rate Per $100 of Assessed Value
================================================================================
        Taxing Authority        1987           1992             1997
================================================================================
        Henrico County         $0.98           $0.98           $0.94
================================================================================

      As can be seen, the tax rates were flat from 1987 through 1992. In fact, the real estate tax rate was set at $0.98 in 1985 and did not change until 1996. In 1995, a newly elected Board of Supervisors announced that they intended to drop real estate tax rates by $0.02 per year for five years. As a result, the rate decreased to $0.96 in 1996 and $0.94 in 1997. The rate decrease, however, is not expected to continue because the Board of Supervisors indicated that they will not be decreasing the rate for the following year and early indications are that the tax rate will remain at the $0.94 level over the short term.

      It is difficult, at best to judge the likelihood of future tax rate increases when viewing only a short history. Tax rates tend to increase or decrease based upon the combined influences of changes in property values and increasing governmental budgetary needs as the jurisdiction tries to maintain a pace with inflationary pressures. Henrico County is very stable financially, with a high ratio of commercial to residential properties and as a result, the county has been able to keep the tax rate constant and recently, decreased them. Therefore, we do not expect to see much movement in the tax rates over the next few years, with a possible increase in incremental bumps during the latter half of the holding period (ten years).

Tax Assessment

      The subject property is comprised of 17 industrial buildings, but for tax purposes, it consist of only 16 tax parcels. Deviations from the norm (one property being one tax parcel) are described as follows:

      1.  Dabney II and XI are considered one tax parcel (116-01-C-02);
      2.  Dabney V and VIII are considered one tax parcel (116-01-C-04);
      3. Dabney VI's tax parcel contains 16.6638 acres, but only 3.1 acres are allocated to the improvements;
      4. Westmoreland Plaza is comprised of two tax parcels (116-OA-25 and 116-OA-10); and
      5.  Morton Marks and 2110 Tomlynn are considered one tax parcel
          (116-OA-56).

================================================================================


                                      -46-
                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                               Real Estate Taxes and Assessments
================================================================================

      The subject's current and associated tax liability is presented in the table on the facing page.

      Based on conversations with Mr. Leonard Biff, commercial appraiser with the Henrico County Assessor's Office, the properties considered flex by the assessor's office were assessed for 1997. These properties are Dabney II through XI, and the assessment's increased by 7.6 to 72.6 percent over the prior year. Mr. Biff indicated that the assessment is based primarily on the income capitalization approach, with secondary support from the sales comparison approach. In the subject's case, operating statements were provided by the owner and as such, the re-assessed values are based on the individual property's financial performance. Although, it should be noted that there is a lag, with the assessment established in 1996 (based on 1995 income statements) for the 1997 tax year. We do not expect these properties assessments to change in the next two years.

      The remaining properties' assessments did not change over the prior year. The assessor's office is currently re-assessing distribution and warehouse buildings, over 20,000 square foot, for the following tax year (1998). As such, we would expect the assessment for Dabney I, Dabney A-1 and A-2, Britton's Hill, Westmoreland Plaza, Morton Marks, and 2110 Tomlynn to increase in 1998. This appears reasonable given our concluded value estimate for these properties.

      In an effort to evaluate the fairness of the subject's current assessed value and future prospect for change, we have compared the assessments to the market value estimates concluded in this report. The following table depicts this comparison

================================================================================


                                      -47-
                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                               Real Estate Taxes and Assessments
================================================================================

================================================================================
                         Assessment and Value Comparison
================================================================================
                                           1997        Market Value   Percentage
 Property      Tax Parcel Number        Assessment       Estimate     Difference
================================================================================
Dabney I            116-01-E-01           $996,700      $1,200,000      +20.4%
--------------------------------------------------------------------------------
Dabney II           116-01-C-02         $3,655,000      $3,700,000       +1.2%
Dabney XI
--------------------------------------------------------------------------------
Dabney III          116-01-C-01         $1,050,500        $900,000      -14.3%
--------------------------------------------------------------------------------
Dabney IV           116-01-A-01         $1,547,500      $1,500,000       -3.1%
--------------------------------------------------------------------------------
Dabney V            116-01-C-04         $3,349,700      $3,100,000       -7.5%
Dabney VIII
--------------------------------------------------------------------------------
Dabney VI            104-A-32-G         $1,657,273      $1,900,000      +14.6%
--------------------------------------------------------------------------------
Dabney VII          116-01-01-02        $1,531,600      $1,600,000       +4.5%
--------------------------------------------------------------------------------
Dabney IX           116-01-01-03        $1,494,800      $1,300,000      -13.0%
--------------------------------------------------------------------------------
Dabney X            116-01-B-01         $4,307,400      $4,100,000       -4.8%
--------------------------------------------------------------------------------
Dabney A-1          116-01-F-02           $849,000      $1,200,000      +41.3%
--------------------------------------------------------------------------------
Dabney A-2          116-01-01-01        $1,739,700      $2,600,000      +49.5%
--------------------------------------------------------------------------------
Britton's Hill        104-A-02          $2,838,700      $4,500,000      +58.5%
--------------------------------------------------------------------------------
Westmoreland      116-A-25,116-A-10     $5,137,700      $5,200,000       +1.2%
--------------------------------------------------------------------------------
Morton Marks          116-A-56          $1,990,900      $2,050,000       +2.9%
2110 Tomlynn
================================================================================

      The recently assessed properties (Dabney II through XI) current assessment compares favorable with our concluded value estimate. Only Dabney III and IX had a difference greater than 10.0 percent, and the difference is attributed to changes in the tenancy between when the assessment was established (1996) and today. For example, Dabney III has some significant rollover in Year 1 of the analysis and our value conclusion reflects the lease expirations. Overall, we believe the above noted properties are fairly assessed.

      The remaining properties have not been re-assessed for several years. Not surprisingly our market value conclusion is significantly higher than the assessment. This, however, should be temporary since these properties are currently being re-assessed for the next tax year. At this time, the assessment should fall in line with market parameters. Thus, the these properties are considered to be fairly assessed.

      The only exception is Westmoreland Plaza, which was substantially improved in late-1993 to a 100 percent office build-out for Capital One. The property was re-assessed at this time based on the upgrades made and new leasing status. The current assessment is based on the income capitalization approach, wherein the assessor uses the direct capitalization method. Our market value conclusion is similar to the assessment.

Ad Valorem Tax Conclusions

      In the discounted cash flow analyses to follow, each individual property's current tax liability was used for all but two properties. Thereafter, we assumed a 3.5 percent increase in real estate taxes over the ten year holding period. This is considered reasonable given long

================================================================================


                                      -48-
                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                               Real Estate Taxes and Assessments
================================================================================

term trends. The two atypical properties, Dabney A-2 and Britton's, had assessments that were significantly below our estimated values. Hence, in the cash flows for them, we increased in Year Two the tax liability to reflect an assessment approximately 90 percent of our final value conclusion.

================================================================================


                                      -49-
                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                                          ZONING
================================================================================

      The subject property is situated in two zones: M-1, Light Industrial District and M-2, General Industrial District. Dabney III, Dabney IV, Britton's Hill, Morton Marks and 2110 Tomlynn are zoned Ml; whereas, the remaining twelve properties are zoned M2. The purpose of these industrial zoning classifications is to provide areas for industrial and manufacturing uses. A wide range of uses are permitted including manufacturing, fabricating, processing, wholesale distribution and warehousing facilities, as well as office and retail. The Henrico Zoning Ordinance is pyramidal with respect to business, industrial and office zones and essentially, most use allowed in the business and office zone is permitted in the M-1 and M-2 districts. Nonetheless, the M-2 zone permitted the more intensive industrial uses.

            The following restrictions apply:

================================================================================
                       M-1 Zone                       M-2 Zone
================================================================================
Minimum Lot Area:      None Specified                 None Specified

Minimum Lot Width:     None Specified                 None Specified

Maximum Height:        45 Feet                        50 Feet

Minimum Setbacks:
      Front:           25 Feet                        25 Feet
      Side:            None, Unless adjacent to a     None, Unless adjacent to a
                       residential district then      residential district then
                       25 feet                        25 feet
      Rear:            30 Feet                        30 Feet
================================================================================

      Off street parking requirements for industrial establishments are based upon a ratio of office and warehouse use. For office use, one parking space for the first 1,000 square feet and one parking space per each 400 square feet remaining is required. For warehouse use, one parking space per two employees is required. We were not provided with an accounting of the number of employees at the various properties and as such, it is difficult to estimate the exact number of off street parking spaces required. Nonetheless, based on conversations with property management, as well as our inspection of the property, there appears to be ample off street parking to meet the needs of the existing tenant base. We assume that the property conforms with the zoning ordinance in this regard.

      We are not experts in the interpretation of complex zoning ordinances. As the buildings went through the approval process at the time of construction, we assume that they are legal and conforming structure. The formal determination of compliance is beyond the scope of a real estate appraisal.

      To the best of our knowledge, there are no known deed restrictions (private or public) which would further limit the use of the subject property. This statement should not be taken as a guarantee or warranty that no such restrictions exist. Deed restrictions are a legal matter and only a title examination by an attorney would normally uncover such restrictive covenants. Thus, an examination by a title attorney is recommended on the subject property if any questions regarding such restrictions arise.

================================================================================


                                      -50-
                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                            HIGHEST AND BEST USE
================================================================================

Highest and Best Use of Site as Though Vacant

      According to the Dictionary of Real Estate Appraisal, Third Edition
(1993), a publication of the Appraisal Institute, the highest and best use of the site as though vacant is defined as:

      Among all reasonable, alternative uses, the use that yields the highest present land value, after payments are made for labor, capital, and coordination. The use of a property based on the assumption that the parcel of land is vacant or can be made vacant by demolishing any improvements.

Legally Permissible

      The subject's zoning classification permits development of a broad range of industrial uses plus office and retail.

Physically Possible

      Each of the sites would allow for development of the legally permissible uses. The only obvious physical limitation would be size. Some of the smaller sites would not permit large uses of any kind. All appropriate and necessary utilities are available to the sites, and all have appropriate access and frontage. Street improvements are also adequate.

Financially Feasible

      Several features of the subject property indicate that industrial use is the highest and best use of the subject property. First, the sites lie within a major industrial park. While some R&D uses can be found, including at the subject, the primary uses reflect typical industrial and warehouse operations. Transportation corridors are conveniently located, enhancing the desirability of the sites for appropriate industrial uses. While office and retail are permissible, they would not be anticipated under the principle of conformity. Hence, we excluded them.

      Based on the above, we concluded that the highest and best use of the subject sites, as vacant, would be industrial uses ranging from warehouse to R&D, depending on market conditions for each market segment.

Highest and Best Use of Property as Improved

      According to the Dictionary of Real Estate Appraisal, highest and best use of the property as improved is defined as:

      The use that should be made of a property as it exists. An existing property should be renovated or retained so long as it continues to contribute to the total market value of the property, or until the return from a new improvement would more than offset the cost of demolishing the existing building and constructing a new one.

      We next considered the subject property as improved vis-a-vis the highest and best use conclusion to assess whether the improvement should remain as is or whether an addition, a conversion or a renovation should be made, or whether the improvements should be demolished.

                                      -51-
                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                            Highest and Best Use
================================================================================

      Since the subject as improved closely resembles the ideal use, the existing use reflects the highest and best use. Converting the subject to an alternative use would not be appropriate as the current use is consistent with the ideal use. No other modification would appear to make economic sense.

      Given our final value conclusion there is obviously sufficient value in the property, as improved, to negate any possible redevelopment of the tract for the foreseeable future. This conclusion is supported by the data and analysis presented in the balance of this report. This premise is obviously contingent upon property management exercising prudence in maintaining the property.

      For these reasons, it is our opinion that the subject property, as presently developed, represents the highest and best use of the site as improved.

================================================================================


                                      -52-
                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                               VALUATION PROCESS
================================================================================

      In this appraisal, we have used the Sales Comparison Approach and the Income Capitalization Approach to develop a market value estimate.

      The Cost Approach was not performed for the following reasons:

      o This approach is more relevant for new construction or where sufficient information is available to reasonably estimate the replacement cost new of the improvements and land.

      o The investment marketplace does not typically trade buildings such as the subject on a cost/value basis, particularly in markets where it is generally perceived that cost exceeds value.

      o The subjectivity of accurately estimating accrued depreciation of the existing improvements significantly limits the reliability of this approach.

      In the Sales Comparison Approach, we performed the following steps:

      o Searched the market for recent industrial building sales within the Richmond area which contain similar physical and economic characteristics to the subject property.

      o Analyzed differences between those sales and the subject on the basis of the sales price per square foot and extracted overall capitalization rates.

      o Correlated the various value indications into a point value estimate from within the range.

      In developing the Income Capitalization Approach, we:

      o Studied rents in effect in the immediate and competing areas to estimate potential rental income at market levels for the three industrial property types.

      o Studied the recent history of operating expenses at the subject property and competing properties to estimate an appropriate level of stabilized expenses and reserves for replacement.

      o Estimated net operating income by subtracting stabilized expenses from potential gross income after deduction for vacancy and collection loss.

      o Prepared a discounted cash flow analysis in which the estimated income and expenses over a projected holding period, and the estimated property value at the time of reversion, are discounted at an appropriate rate to estimate present market value.

      In estimating the final value, we performed the following:

      o Reviewed and re-examined each of the approaches to value which were employed.

================================================================================


                                      -53-
                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                               Valuation Process
================================================================================

      o Considered the type and reliability of the data used and applicability of each approach.

      o   Reconciled the approaches to a final value conclusion.

================================================================================


                                      -54-
                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                       SALES COMPARISON APPROACH
================================================================================

Methodology

      In the Sales Comparison Approach, we estimated value by comparing these individual properties with similar, recently sold properties in the surrounding or competing area. Inherent in this approach is the principle of substitution, which holds that when a property is replaceable in the market, its value tends to be set at the cost of acquiring an equally desirable substitute property, assuming that no costly delay is encountered in making the substitution.

      By analyzing sales that qualify as arms-length transactions between willing and knowledgeable buyers and sellers, we can identify value and price trends. The basic steps of this approach are:

      1. research recent, relevant property sales and current offerings throughout the competitive area;

      2. select and analyze properties that are similar to the property appraised, considering changes in economic conditions that may have occurred between the sale date and the date of value, and other physical, functional, or locational factors;

      3. identify sales that include favorable financing and calculate the cash equivalent price;

      4. reduce the sale prices to a common unit of comparison such as price per square foot of net rentable area, effective gross income multiplier, and overall capitalization rate;

      5. make appropriate comparative adjustments to the prices of the comparable properties to relate them to the property being appraised; and

      6. interpret the adjusted sales data and draw a logical value conclusion.

Analysis of Sales

      The Richmond industrial market has historically been a stable and fared better than other commercial sectors during the real estate down cycle of the early 1990s. Today, the market is strengthened with an expansion of the regions employment base specific to the manufacturing and related industries. The industrial market, both light and heavy, have shown signs of improvement with an upward pressure on rents, diminished concession packages, positive net absorption and the beginning of a development cycle with several speculative projects under construction. Due to the stability of this market, investor demand is strong and primarily generated by institutional investors including large pension funds and REITs. For example, in 1996 Liberty Trust increased its holdings through the purchase of a $20 million portfolio of land and buildings in Henrico County.

      The subject property consists of 17 industrial buildings in the Greater Dabney area. The subject buildings are generally classified in five categories: flex--minimum office build-out, flex--medium office build-out, flex--high office build-out, research and development (R&D) buildings, and warehouse buildings. For purposes of this analysis, we combined all of the flex product together, and will analyze the subject via the sales comparison approach in these three groups.

================================================================================


                                      -55-
                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                       Sales Comparison Approach
================================================================================

      A summary of the improved sales used is shown on the following page along with a location map, and a detailed description of each sale is included in the Addenda. The most widely-used and market-oriented unit of comparison for properties such as the subject is the sales price per square foot of net rentable area. All of the comparable sales were analyzed on this basis.

Sales Price Per Square Foot Analysis

      The comparables indicate sales prices ranging from $26.32 to $60.30 per square foot of net rentable area on a cash equivalent basis. These prices per square foot have been influenced by differences in construction quality, condition of the premises, character of the tenancy, and location. Nevertheless, it is important to address each property in terms of the conventional sequence of adjustments. Following are those considerations which are relevant to the subject. The first four elements (property rights conveyed, financing, conditions of sale, market conditions) must be considered in advance of applying any other compensating factors to derive value conclusions via the sales price per square foot methodology. After these first four adjustments, we will consider the comparable by property type: flex, R&D and warehouse.

      Property Rights Conveyed - At the time of sale, all of the comparable sales were encumbered by existing leases; therefore, the leased fee estate was conveyed in each case. As such, no adjustments are warranted for differences in property rights conveyed.

      Seller Financing/Cash Equivalency - All of the comparables were sold on the basis of cash to the seller. Thus, we have made no adjustments to the comparables for seller financing.

      Conditions of Sale - The conditions of sale evidenced by the comparables appear to be typical of the market and do not reflect unusual motivations of the parties.

      Market Conditions - The sales occurred between January 1994 and February 1997 during a period of stable market conditions based on overall market vacancies, rental rates and yield rates. We conclude that no adjustment is necessary.
================================================================================


                                      -56-
                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                             Improved Sales Summary

=================================================================================================================================
                                                                                                                         Clear
Sale                                     Sale        Sales      Building   Site Size    Percent     Year     Const.     Ceiling
No.         Location                     Date        Price      Size(SF)     (Acre)     Office      Built    Type     Height(Ft.)
=================================================================================================================================
R&D-1  3701 Saunders Avenue              Apr-96   $3,300,000     64,705      6.42         60%       1984    Masonry       N/A
       Richmond, Virginia

R&D-2  1001-l063 Technology Park Drive   Nov-94   $7,241,905    120,098     16.913        70%       1985    Masonry       16
       Henrico County, Virginia

R&D-3  3801-3827 Gaskin Road             Dec-94   $5,350,000     97,394      9.827        55%     1985/86   Masonry       16
       Henrico County, Virginia

 I-4   11351 Virginia Precast Road       Feb-97   $3,000,000     79,068     38.23          5%        N/A    Masonry       N/A
       Hanover County, Virginia

 I-5   510 Eastpark Court                Oct-96   $6,611,622    196,800      9.72          5%       1990    Masonry      18-24
       Henrico County, Virginia

 I-6   4200 Oakleys Place                Oct-96   $2,799,389     80,000      7.5           7%       1990    Masonry       N/A
       Henrico County, Virginia

 I-7   4717 Eubank Road                  Sep-95   $3,720,000    141,313      9.24          4%       1975      N/A         23
       Henrico County, Virginia

 I-8   5600-5700 Eastport Boulevard      Dec-94  $10,850,219    330,103     18.76         11%       1991    Masonry       27
       Henrico County, Virginia

 I-9   2511 Britton's Hill Road          Jan-94   $4,335,000    132,103      8.2          10%       1988    Masonry       21
       Henrico County, Virginia
=================================================================================================================================

=================================================================================================
                                                               Land/     Sales Price
Sale                                        Condition of     Building      Per SF of      Overall
No.         Location                        Improvements      Ratio      Building Area     Rate
=================================================================================================
R&D-1  3701 Saunders Avenue                     Average        4.32        $51.00          12.0%
       Richmond, Virginia

R&D-2  1001-l063 Technology Park Drive          Average        6.13        $60.30          12.4%
       Henrico County, Virginia

R&D-3  3801-3827 Gaskin Road                    Average        4.40        $54.93          10.5%
       Henrico County, Virginia

 I-4   11351 Virginia Precast Road              Average       21.06        $37.94           N/A
       Hanover County, Virginia

 I-5   510 Eastpark Court                         Good         2.15        $33.60          10.6%
       Henrico County, Virginia

 I-6   4200 Oakleys Place                         Good         4.08        $34.99          10.6%
       Henrico County, Virginia

 I-7   4717 Eubank Road                         Average        2.85        $26.32          10.8%
       Henrico County, Virginia

 I-8   5600-5700 Eastport Boulevard               Good         2.48        $32.87          10.5%
       Henrico County, Virginia

 I-9   2511 Britton's Hill Road                 Average        2.70        $32.82          10.4%
       Henrico County, Virginia
=================================================================================================

                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                       Sales Comparison Approach
================================================================================

Flex Buildings

      The subject property is composed of eleven buildings classified as flex buildings. These properties are Dabney I through XI, and have varying degrees of office build-out (from 20 to 40 percent). We have sub-classified the flex buildings as minimum, medium and high office build-out. The flex buildings are sub-classified as follows:

      ====================================================================
                  Category                                  Property
      ====================================================================
      Minimum Office Build-Out (20 Percent)       Dabney I, II, IV and IV
      Medium Office Build-Out (30 Percent)        Dabney Ill, V and VIII
      High Office Build-Out (40 Percent)          Dabney VII, IX, X and XI
      ====================================================================

      Based on our analysis of the improved sales, we believe the subject flex buildings are most similar to Comparables 1-4, 1-5, 1-6 and 1-7. These industrial buildings reflect sales price between $26.32 and $37.94 per square foot. All of these sales are warehouse buildings, located in established industrial districts in suburban Richmond, with a small percentage of office finish, between four and seven percent. This is inferior to the Dabney flex buildings and suggest an upward adjustment.

      The flex buildings range in size from 23,850 to 85,884 square feet, with all but one building less than 50,000 square feet. In comparison, the improved sales are generally larger and range from 79,068 to 196,800 square feet. In general, a smaller building should sell for more on a per unit basis than a similar but larger building due to economies of scale. This appears to be the case with the comparable sales as 1-5 and 1-7 are the largest sized buildings and have the lowest per square foot price. Mindful of this, it would appear that an upward adjustment to the comparable sales is warranted.

      In addition to percentage of office build-out and building size, consideration must be given to the age and quality of the building, condition at the time of sale and other physical factors such as ceiling heights and dock height door. We have examining each of the comparable sales relative to the subject's eleven flex buildings.

      Based on the above analysis, we conclude a value for the flex buildings - minimum office build-out at $35.00 per square foot, the flex buildings - medium office build-out at $40.00 per square foot and the flex buildings - high office build-out at $45.00 per square foot. Thus, our estimated value by the sales price per square foot method is calculated on the following page.

================================================================================


                                      -58-
                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                       Sales Comparison Approach
================================================================================
           Flex Buildings -- Sales Price Per Square Foot Unit Analysis
================================================================================
Property         Size(SF)   Price Per SF    Calculated Value      Rounded Value
================================================================================
Dabney I         33,600        $35.00          $1,176,000           $1,200,000
Dabney II        42,000        $35.00          $1,470,000           $1,500,000
Dabney III       23,850        $40.00          $  954,000           $1,000,000
Dabney IV        41,550        $35.00          $1,454,250           $1,500,000
Dabney V         45,353        $40.00          $1,814,120           $1,800,000
Dabney VI        50,400        $35.00          $1,764,000           $1,800,000
Dabney VII       33,149        $45.00          $1,491,705           $1,500,000
Dabney VIII      29,700        $40.00          $1,188,000           $1,200,000
Dabney IX        30,263        $45.00          $1,361,835           $1,400,000
Dabney X         85,844        $45.00          $3,862,980           $3,900,000
Dabney XI        45,250        $45.00          $2,036,250           $2,000,000
================================================================================

R & D Buildings

      The subject property has two assets classified as research and development buildings: Dabney A-1 and A-2. These two buildings are actually connected by a corridor built by a tenant in both properties. Dabney A-1 and A-2 are essentially 100 percent finished. We researched three improved sales, which we classified as R&D buildings because of the high percentage of office build-out. These sales are R&D-1 through R&D-3, which sold between December 1994 and April 1996 for $51.00 to $60.30 per square foot.

      The percentage of office build-out for the improved sales is between 55 and 80 percent. This is lower than the subject's two R&D buildings and as such, an upward adjustment to the comparables is necessary. In addition, Dabney A-1 and A-2 contain 15,389 and 33,050 square feet respectively. The research and development sales are significantly larger (between 64,705 and 120,098 square feet). Based on the above discussed premise of economies of scale, an upward adjustment is warranted. Other factors considered are location, age and quality of the improvements, condition at the time of sale, and economic factors such as occupancy and achievable rental rates.

      Therefore, in consideration of the above analysis, we believe the subject's R&D properties should sell for a higher per unit price than indicated by the comparable sales because of the higher percentage of office finish and smaller size. Based on our analysis of the selected sales, we conclude a value for the R&D buildings at $75.00 per square foot of net rentable area. Our estimated value by the sales price per square foot method is calculated as follows:

================================================================================
           R&D Buildings -- Sales Price Per Square Foot Unit Analysis
================================================================================
Property         Size(SF)   Price Per SF    Calculated Value      Rounded Value
================================================================================
Dabney A-1       15,389        $75.00           $1,154,175          $1,200,000
Dabney A-2       33,050        $75.00           $2,478,750          $2,500,200
================================================================================


================================================================================


                                      -59-
                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                       Sales Comparison Approach
================================================================================

Warehouse Buildings

      The last group are the warehouse buildings. These properties are composed of Britton's Hill, Westmoreland Plaza, Morton's Mark, and 2110 Tomlynn. The physical characteristics of these buildings differ significantly. However, with the exception of Westmoreland Plaza, the achievable rents are similar and as such, we have analyzed these properties together. The sales considered most comparable are 1-7 through 1-9. The sale price per square foot of these three comparables is between $26.32 and $32.87 per square foot. In fact, two of the sales are near $33.00 per square foot. In addition, 1-9 is the sale of one of the subject properties, Britton's Hill.

      In comparison with the subject warehouse buildings, these sales are viewed as similar with varying degrees of differences, which tend to offset each other. Although dated, in our opinion, 1-9 is the best indicator of value supported by the remaining two sales. As a result, we estimate the value of the Britton's Hill, Morton's Mark and 2210 Tomlynn at $33.00 per square foot.

      With regard to Westmoreland Plaza, the property was sold in August 1993 for $28.53 per square foot. The building was vacant at the time of sale and was complete reconfigured by the tenant, Capital One, as a credit card processing center. This building is superior to the other warehouse buildings in the Greater Dabney portfolio and accordingly, we believe a higher per unit value is warranted. Thus, taking into consideration the sales comparables presented, we estimate the value of Westmoreland Plaza at $40.00 per square foot. Our estimated value by the sales price per square foot method is calculated as follows:

================================================================================
        Warehouse Buildings -- Sales Price Per Square Foot Unit Analysis
================================================================================
Property         Size(SF)   Price Per SF    Calculated Value      Rounded Value
================================================================================
Britton's Hill   132,103       $33.00           $4,359,399          $4,400,000
Westmoreland     121,815       $40.00           $4,872,600          $4,900,000
Morton's Mark     45,000       $33.00           $1,485,000          $1,500,000
2110 Tomlynn      15,910       $33.00           $  525,030          $  500,000
================================================================================

================================================================================


                                      -60-
                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                       Sales Comparison Approach
================================================================================

Final Conclusions via Sales Comparison Approach

      The subject property consists of 17 industrial properties. Individual sales comparisons were prepared for each property leading to a conclusion of value on a building by building basis via the Sales Comparison Approach which are summarized in the following table:

                ============================================
                                                Sales
                   Property                   Comparison
                ============================================
                   Dabney I                   $1,200,000
                   Dabney II                  $1,500,000
                   Dabney III                 $1,000,000
                   Dabney IV                  $1,500,000
                   Dabney V                   $1,800,000
                   Dabney VI                  $1,800,000
                   Dabney VII                 $1,500,000
                   Dabney VIII                $1,200,000
                   Dabney IX                  $1,400,000
                   Dabney X                   $3,900,000
                   Dabney XI                  $2,000,000
                   Dabney A-1                 $1,200,000
                   Dabney A-2                 $2,500,000
                   Britton's Hill             $4,400,000
                   Westmoreland               $4,900,000
                   Morton Marks               $1,500,000
                   2110 Tomlynn               $  500,000
                ============================================

================================================================================


                                      -61-
                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  INCOME CAPITALIZATION APPROACH
================================================================================

Methodology

      The Income Capitalization Approach is a method of converting the anticipated economic benefits of owning property into a value estimate through capitalization. The principle of "anticipation" underlies this approach in that investors recognize the relationship between an assets income and its value. In order to value the anticipated economic benefits of a particular property, potential income and expenses must be estimated, and the most appropriate capitalization method must be selected.

      The two most common methods of converting net income into value are direct capitalization and discounted cash flow analysis. In direct capitalization, net operating income is divided by an overall rate extracted from market sales to indicate a value. In the discounted cash flow method, anticipated future net income streams and a reversionary value are discounted to an estimate of net present value at a chosen yield rate (internal rate of return).

      In our opinion, the discounted cash flow method is the more appropriate capitalization technique as the subject property consists of 17 industrial buildings occupied by a number of tenants at differing rental rates for varying lease terms. Direct capitalization does not adequately account for the subtleties of all those variables. The following is a discussion of our discounted cash flow analysis for each building which comprises the subject property.

      Because our subject property consists of three categories of industrial properties, we will first analyze rental rates and conclude to a market rent for each category. Thereafter, we will discuss each property individually in sequence, applying its appropriate market rent.

Market Rent Analysis

      As previously described, the subject properties generally fall into five categories: flex minimum office build-out, flex - medium office build-out, flex
- high office build-out, research and development (R&D) buildings, and warehouse buildings. Each property type appeals to a different market segment and will generate a difference rent level. As a result, we have estimated a market rent appropriate for each property type.

      In order to form a conclusion of current market rent, consideration is given to the most recent leases at the subject since these deals are the best comparables and therefore, the best indicators of achievable rents. The table on the following page highlights the most recent leasing activity at the subject property. In addition, we have examined actual lease data for competitive buildings in the suburban Richmond market. The comparable rentals are outlined in the table on the second following page. The majority of comparable rentals are located in established business and industrial parks in Henrico County. We highlighted warehouse, suburban office and flex buildings.

      Each property type will be discussed separately.

================================================================================


                                      -62-
                                                              CUSHMAN &
                                                              WAKEFIELD(R)
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                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  Income Capitalization Approach
================================================================================

=========================================================================================================================
                                      Recent Leasing Activity at The Subject Property
=========================================================================================================================
                                                        Leased     Percent       Start    Term       Rental     Expense
Property/Address             Tenant                      SF     Office Finish    Date    (Years)      Rate     Structure
=========================================================================================================================
Dabney I
  2256 Dabney Road           Ellis Flooring Sales       7,420         20%        02/97     10         $5.65       IG
                             Unijax                     4,200         20%        07/97      5         $6.14       IG

Dabney II
  2251 Dabney Road           Aladdin Mills Inc.         8,400         20%        07/97      6         $3.97       IG

Dabney V
  2200-2224 Tomlynn Street   Office Masters             5,400         30%        05/97      5         $6.45       IG
                             Forshaw Chemicals          3,900         30%        02/97      5         $5.73       IG

Dabney VI
  2277 Dabney Road           Kap Inc.                  16,800         20%        03/96      5         $4.63       IG
                             Cort Furniture Rental     12,600         20%        02/97      5         $4.50       IG
                             West Home Health Care     12,600         20%        08/96      5         $5.25       IG
                             Goodall Rubber Co.         8,400         20%        06/96      5         $5.87       IG

Dabney VII
  2246 Dabney Road           Pharmaco International     2,400         40%        03/96      9         $7.65       IG

Dabney IX
  2248 Dabney Road           Business Equipment         4,178         40%        07/96      5         $6.55       IG
                             Reface Inc.                2,134         40%        05/96      5         $6.72       IG
                             Joyner's Mach.             1,580         40%        02/96      5         $7.23       IG

Dabney X
  2201-2247 Tomlynn Street   Micro View Inc.           11,300         40%        03/96      5         $6.83       IG

Dabney A-1
  2238 Dabney Road           Comquest Communication     7,000        100%        04/97      5        $13.50       FS
                             Pharmaco Analytical Lab    6,860        100%        05/97     10         $8.50       NNN

Britton's Hill
  2511 Brittons Hill Road    Color Tree                12,682      Minimal       07/97      5         $3.83       NNN
=========================================================================================================================

      Flex Buildings - Minimum Office Build-Out

      This property type consist of Dabney I, II, IV and VI. These buildings have the smallest percentage of office build-out of the Dabney assets. Typical unit size is between 2,000 and 12,000 square feet, with about 20 percent office finish and one dock-height door per unit.

      The most recently signed leases for this property type is depicted above and ranges from $3.97 to $6.14 per square foot, industrial gross. The low end of the range is marked by a tenant, Alassin Mills Inc., in Dabney II. According to the leasing agent, this tenant has been in the building since the 1980s, has minimal office finish and took the space as is. We do not believe this rental rate is indicative of current rent levels and has not been considered in this analysis.

      It is difficult to compare flex rents due to the differences in office finish. Based on conversations with market participants, rental rates for flex space is a blend of office and warehouse rents. As a result, the asking rent is function of the percentage of office build-out and in general, the office segment is quoted at $10.00 to $15.00 per square foot, and the warehouse portion is quoted at $2.50 to $5.00 per square foot.

================================================================================


                                      -63-
                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

        Rent Comparables - Warehouse, Suburban Office and Flex Buildings

====================================================================================================================================
                                                                        Leased     Percent       Start     Term    Rental   Expense
Property/Address                           Tenant                         SF     Office Finish    Date    (Years)   Rate   Structure
====================================================================================================================================
Warehouse Rent Comparables

  W-1   Interport Business Center          Reynolds & Reynolds           65,200       8%         02/97      5      $ 3.68     IG
          4800 Eubank Road
          Henrico County, Virginia

  W-2   1801 Willis Road                   ABB                           24,000       5%         05/97      3      $ 3.35     Net
          Chesterfield County, Virginia

  W-3   Eastport II                        Pierce Leary Corp.            42,754    Minimal       02/96     10      $ 3.25     IG
          5650 Eastport Boulevard
          Henrico County, Virginia         Affa Laval Therma             22,994    Minimal       06/96      4      $ 3.60     IG

  W-4   Eastport I                         Central National Gottesman    30,063    Minimal       11/96      5      $ 4.55     IG
          5654 Eastport Boulevard
          Henrico County, Virginia

  W-5   Interport Industrial               Whitehall-Robins              59,000       4%         06/96      5      $ 3.75     IG
          2248 Darbytown Road
          Henrico County, Virginia

  W-6   5600 Lewis Road                    Stone Container              150,000    Minimal       10/96      5      $ 4.10     IG
          Henrico County, Virginia

Suburban Office Rent Comparables

  O-1   Interstate Center                  Dictaphone                     2,993     100%         06/97      5      $13.50     FS
          Building B - Laburnum Avenue
          Henrico County, Virginia

  O-2   Interstate Center                  Prima Consulting               1,407     100%         08/96      2      $14.75     FS
          Building C - Laburnum Avenue
          Henrico County, Virginia         I. V. Harris                   3,353     100%         06/96      5      $14.49     FS

  O-3   Interstate Center                  DeJarnette & Paul              9,126     100%         06/96     6.7     $13.05     FS
          Building E - Laburnum Avenue
          Henrico County, Virginia         Commercial Union              10,503     100%         07/96      5      $13.75     FS

  O-4   Parham Place                       Tuff-Stuff                     3,104     100%         10/96      5      $12.00     NNN
          1920 Parham Road
          Henrico County, Virginia

Flex Rent Comparables

  F-1   North Run Business Park            Marco Sonix                   20,000      75%         11/95      3      $ 8.50     NNN
          Building IV
          1550 East Parham Road
          Henrico County, Virginia

  F-2   North Run Business Park            American Medical Labs.         4,756      75%         03/97      5      $ 9.00     NNN
          Building V
          1600 East Parham Road
          Henrico County, Virginia

  F-3   Parham Forest Business Park        APD                            6,966      78%         02/97      3      $ 8.75     NNN
          2600-2852 Parham Road
          Henrico County, Virginia

  F-4   Virginia Center Tech Park          Confidential                   4,925      70%         1996       5      $ 8.85     IG
          1043 Technology Park
          Henrico County, Virginia
====================================================================================================================================

                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  Income Capitalization Approach
================================================================================

      The office rents at Interstate Center, located on Laburnum Avenue just east of the subject property, range from $13.05 to $14.75 per square foot full service for the most recent deals. Rent Comparable 0-4 is the most recent lease at Parham Place, a flex building with 100 percent office finish, and a rental rate of $12.00 per square foot triple net. An additional indication of office rents are the recent leases signed at Dabney A-1 for $13.50 per square foot full service and $8.50 per square foot triple net. Mindful of these indicators and taking into consideration the difference in expense structure, we estimate the office segment to lease for $13.00 per square foot.

      The warehouse leases range from $3.25 to $4.55 per square foot on either an industrial gross or triple net basis. The most recent warehouse lease at the subject property is the Color Tree lease of 12,682 square feet at Britton's Hill for $3.83 per square foot triple net. Taking the rent comparables and subject's most recent experience, we estimate the warehouse portion to lease for $3.50 per square foot.

      Given the above estimated parameters, the weighted average rent equals $5.40 per square foot ($13.00 x 20 percent + $3.50 x 80 percent). This is in keeping with the most recent leasing activity and as such, we estimate the market rent for the flex buildings - minimum office build-out at $5.40 per square foot industrial gross.

      Flex Buildings - Medium Office Build-Out

      The group of properties consist of Dabney III, V, and VIll. The average office finish of these buildings is close to 30 percent. As such, this section of the portfolio appeals to a slightly different tenant base and achieved a higher market rate than the above discussed properties. The most recent leasing activity for the property type occurred at Dabney V, with two 1997 leases consummated for $5.73 and $6.45 per square foot industrial gross.

      Based on the office and warehouse rents concluded above, the weighted average rent equals $6.35 per square foot ($13.00 x 30 percent + $3.50 x 70 percent). This rent supported by the most recent deals signed at the subject. Thus, we estimate the market rent for the flex buildings - medium office build-out at $6.35 per square foot,

      Flex Buildings - High Office Build-Out

      These flex buildings consist of Dabney V11, IX, X, and XI. The average office build- out of these properties is about 40 percent. As would be expected, this portion of the portfolio achieved the highest rents of the flex buildings. Three of these buildings experienced some recent leasing activity. The most recent rents range from $6.55 to $7.65 per square foot industrial gross.

      Given the concluded office rate of $13.00 per square foot and warehouse rate of $3.50 per square foot, the weighted average rent for this property type equals $7.40 per square foot ($13.00 x 40 percent + $3.50 x 60 percent). This blended rent is supported by current leases signed at the subject. Thus, we estimate the market rent for the flex buildings - high office build-out at $7.40 per square foot.
================================================================================


                                      -65-
                                                              CUSHMAN &
                                                              WAKEFIELD(R)
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                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  Income Capitalization Approach

      R & D Buildings

      The research and development buildings are Dabney A-1 and A-2, which are essentially 100 percent finished. In fact, these buildings are connected by a corridor built by the tenant in both buildings, Pharmaco. Two leases were recently negotiated at Dabney A-1. In March 1997, Comquest Communication leased 7,000 square foot for $13.50 per square foot full service and in April 1997, Pharmaco Analytical Lab leased 6,860 square feet for $8.50 per square foot triple net. For this property type, a triple net lease is the most common and as such, we have estimated the market rent on this basis.

      Obviously, the most recent leases are viewed as the best indication of market rent levels. Nonetheless, we have examined recent leasing activity at other high quality industrial buildings in the market. The Richmond industrial market does not possess a significant supply of R & D product and as such, we looked at flex projects with a significant percentage (70 or high) of office build-out. As shown on the Rent Comparable table, the most current rental rates range from $8.50 to $9.00 per square foot triple net. Overall, these properties are of a superior quality than the subject and we would expect the rental rates to be slightly higher. Nonetheless, the rent comparables support the current rents at the subject. Therefore, we estimate the market rent for the R & D buildings at $8.50 per square foot triple net.

      Warehouse Buildings

      This group of properties consist of Britton's Hill, Westmoreland Plaza, Morton Marks, and 2110 Tomlynn. The physical characteristics of these buildings differ significantly. However, with the exception of Westmoreland Plaza, we believe the achievable rents are similar for these remaining three properties.

      The most recent lease was signed for 12,682 square feet in Britton's Hill. The rental rate is $3.83 per square foot triple net. The warehouse rent comparables profiled ranged from $3.35 to $4.55 per square foot on either an industrial gross or triple net basis. Adjusting for differences in expense structure, we estimate the market rent for Britton's Hill, Morton Marks and 2110 Tomlynn at $4.00 per square foot triple net.

      With respect to Westmoreland Plaza, the building was originally built as a Price Club and has since been reconfigured by Capital One Bank as a credit card processing facility. The quality of this building is superior to the other warehouse buildings and as such, we believe that a rent premium is warranted. Based on conversations with market participants, we conclude a market rent at $5.00 per square foot triple net.

      In addition to the above rent analysis, it is also appropriate to determine the average lease term and annual rent escalation, The lease terms for existing tenants range from two to 15 years and the average term is 7.5 years. The subject leasing agent indicated that five to ten year deals are most common. Thus, we conclude an average lease term of seven years for all new and renewal speculative leases in the following cash flow analyses. Further, annual rent escalation tend to range from 3.0 to 4.0 percent. The most recent leases were negotiated

================================================================================


                                      -66-
                                                              CUSHMAN &
                                                              WAKEFIELD(R)
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                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  Income Capitalization Approach
================================================================================

at 3.0 percent and accordingly, we have implemented an annual escalation of 3.0 percent in the following cash flow analyses. Given the strong industrial market, there are no rent concessions such as free rent, moving allowances or above standard tenant improvement allowances. All of the rents are estimated on an effective basis.

      The following table summarizes the estimated market rent for the subject property.

                   ===========================================
                                                   Market
                        Property                    Rent
                   ===========================================
                        Dabney I                  $5.40 IG
                        Dabney II                 $5.40 IG
                        Dabney III                $6.35 IG
                        Dabney IV                 $5.40 IG
                        Dabney V                  $6.35 IG
                        Dabney VI                 $5.40 IG
                        Dabney VII                $7.40 IG
                        Dabney VIII               $6.35 IG
                        Dabney IX                 $7.40 IG
                        Dabney X                  $7.40 IG
                        Dabney XI                 $7.40 IG
                        Dabney A-1                $8.50 NNN
                        Dabney A-2                $8.50 NNN
                        Britton's Hill            $4.00 NNN
                        Westmoreland              $5.00 NNN
                        Morton Marks              $4.00 NNN
                        2110 Tomlynn              $4.00 NNN
                   ===========================================
                     IG - Industrial gross lease wherein
                     the tenant is responsible for
                     increases in real estate taxes and
                     insurance over the base year.

                     NNN - Triple net lease wherein the tenant
                     is responsible for all operating expenses.
                   ===========================================

================================================================================


                                      -67-
                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  Income Capitalization Approach
================================================================================

Dabney I

      This is property is a 33,600 square foot single story flex building which is currently 100 percent occupied by five tenants. Following is an analysis of the current rental income, vacancy and collection loss projections, and historical/future operating and fixed expenses for this property.

Current Rental Income

      The weighted average rental rate during the next 12 months is $5.19 per square foot industrial gross. The Pro-Ject Lease Abstract Report is in the Addenda. In our opinion, this property's tenant base is composed of local tenants which represents no atypical credit risk. Market rent for this property was discussed above as $5.40 per square foot.

Expense Reimbursements

      Consistent with market leasing practice for this type of real estate, the tenants in a property like the subject are responsible for a proportionate share of certain expenses incurred annually in the operation and ownership of the investment above an established base amount. These expenses include real estate taxes and insurance premiums. The tenant pays for utilities, maintenance, cleaning and miscellaneous items occasionally incurred. Structural and roof repairs typically are borne by ownership. Future leases in the subject property are projected to be structured in a similar fashion.

Allowance for Vacancy and Credit Loss

      A deduction must be made from the total gross revenues due an investor to account for the possibility of vacancy and/or non-collection of rent. We have, therefore, deducted 2.0 percent from gross revenues as a global allowance for the non-payment of rent and expenses reimbursements by a tenant. This rate has considered the creditworthiness of the tenant roster and long-term market conditions.

      Additionally. our analysis over time has incorporated a lag vacancy allowance which provides for downtime between the expiration of an existing lease and the commencement of a new lease. Upon the expiration of a lease, we estimate that a 70 percent of the time a tenant will renew and 30 percent of the time a tenant will vacate. We estimate that a space will remain vacate for six to twelve months on average between tenants or say nine months. Therefore, the weighted average lag vacancy utilized between lease expirations can be calculated as follows:

================================================================================
                              Lag Vacancy Allowance
================================================================================
        Event     Probability     X      Down Time         =    Weighted Time
================================================================================
      Rollover         70%        X        - 0 -           =    - 0 -
      Turnover         30%        X       9 months         = 3.6 months
--------------------------------------------------------------------------------
      Total           100%          Average Weighted Time  = 4.0 months rounded
================================================================================

      Based on the subject's weighted average downtime between leases, the overall average occupancy rate of this building over the ten year holding period is 95.3 percent. Including our overall vacancy/global credit loss allowance, the implied overall occupancy rate

================================================================================


                                      -68-
                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  Income Capitalization Approach
================================================================================

over the ten year holding period is 93.3 percent. This is consistent with market experience over the long term.

      Total Operating Expenses

      We were provided with historic operating expense data and the 1997 budget for this building, a copy of which is in the Addenda. Finally, we analyzed expense data from our files on similar properties.

      Historic operating expenses at this building ranged from a low of $1.01 per square foot in 1996 to a high of $1.24 per square foot in 1995. The 1997 budget calls for $1.24 per square foot. This is consistent with other comparable buildings in the Greater Dabney area. In the initial year of the investment holding period, we project operating expenses to be $1.25 per square foot, based on the following:

      Operating Expenses - This expense category includes insurance, water and sewer charges, repairs and maintenance allocable to ownership, etc. Historically, this line item fluctuated wildly. Relying most on the current budget, as supported by other known operating expenses in the area, we stabilized this cost at $18,000 or $0.54 per square foot for Year One.

      General & Administrative - This item of expense covers payroll, supervision and the preparation of all budgets, office expenses, licenses and the like. Recent experience at the subject and its current pro forma suggest a figure in the range of $0.25 per square foot. Based on the subject's history, we selected $9,000 or $0.27 per square foot.

      Management - This item of expense provides for professional management services like collections, supervision and the preparation of all budgets. Typical management fees typically range from 3.0 to 5.0 percent of effective gross income. The 1997 budget provides from a management fee of- 3.0 percent. Based on- market data, we used 3.0 percent.

      Real Estate Taxes - We discussed real estate taxes in the Real Estate Tax and Assessments section.

      Other Non-Operating Expenses

      Other, non-operating expenses are projected in this analysis from prevailing commission schedules, construction costs and accepted practices. We analyzed each item of capital expenditure in an attempt to project what the typical investor in a property like the subject would consider reasonable, based upon informed opinion and experience. The following is a discussion of the other, non-operating expenses incorporated into this analysis.

      Tenant Improvements - Upon the expiration of a lease, we applied a tenant improvement allowance of $2.00 per square foot for new tenants and $0.50 per square foot for renewing tenants. With our selected renewal probability discussed previously, the blended or weighted alteration amount is calculated as follows:

================================================================================


                                      -69-
                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  Income Capitalization Approach
================================================================================

      ====================================================================
                               Tenant Improvements
      ====================================================================
        Event    Probability     X        Unit Cost     =    Weighted Cost
      ====================================================================
      Rollover       70%         X        $0.50/SF      =       $0.35/SF
      Turnover       30%         X        $2.00/SF      =       $0.60/SF
      --------------------------------------------------------------------
      Total         100%         Average Weighted Cost  =       $0.95/SF
      ====================================================================

      Leasing Commissions - In estimating the appropriate stabilized leasing expense, the same rollover/tumover probabilities as described above are utilized. The standard leasing commission for new tenants is 6.0 percent of the aggregate lease value and for renewing tenants is 2.0 percent. We modeled commission payments being cashed out. With our selected renewal probability discussed previously, the blended or weighted alteration amount is calculated as follows:

      ====================================================================
                               Leasing Commissions
      ====================================================================
        Event    Probability     X       Commission     =    Weighted Cost
      ====================================================================
      Rollover       70%         X          2.0%        =        1.4%
      Turnover       30%         X          6.0%        =        1.8%
      --------------------------------------------------------------------
      Total         100%         Average Weighted Cost  =        3.2%
      ====================================================================

      Reserves - It is customary and prudent to set aside an amount annually for the replacement of short lived capital items such as roofs, parking lots, or mechanical equipment. In this analysis, we have projected an allowance for reserves of $0.20 per square foot of rentable building area which is typical in the local market place for a property like the subject.

      All the above discussed expenses are forecasted to increase at an average annual rate of 3.5 percent over the investment holding period. The forecast of projected growth rates in all categories of expense reflect typical investor expectations as noted in the Cushman & Wakefield Investor Survey, which is in the Addenda. Except where noted, our projected growth rates for the various types of expense categories generally do not attempt to reflect growth rates for any individual year, but rather the long term trend over the period of analysis.

================================================================================


                                      -70-
                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                    Dabney I
                               Cash Flow Analysis

=================================================================================================================
                                   1           2           3           4           5           6           7
       Fiscal Year              1998        1999        2000        2001        2002        2003        2004
=================================================================================================================
Revenue From Operations
  Minimum Rent               $ 174,317   $ 176,715   $ 177,035   $ 187,851   $ 208,598   $ 202,233   $ 216,937
  Expense Recoveries         $     676   $     919   $     585   $     789   $   1,130   $   1,374   $   1,903
  Other Income               $       0   $       0   $       0   $       0   $       0   $       0   $       0
  Vacancy & Collection Loss  ($  3,500)  ($  3,553)  ($  3,552)  ($  3,773)  ($  4,195)  ($  4,072)  ($  4,377)
                             ------------------------------------------------------------------------------------

Effective Gross Income       $ 171,493   $ 174,081   $ 174,068   $ 184,867   $ 205,533   $ 199,535   $ 214,463

Expenses
  Operating Expenses         $  18,158   $  18,636   $  19,288   $  19,963   $  20,662   $  21,385   $  22,133
  G&A Expense                $   9,079   $   9,318   $   9,644   $   9,981   $  10,331   $  10,692   $  11,067
  Management                 $   5,145   $   5,222   $   5,222   $   5,546   $   6,166   $   5,986   $   6,434
  Real Estate Taxes          $   9,451   $   9,700   $  10,039   $  10,391   $  10,754   $  11,131   $  11,520
                             ------------------------------------------------------------------------------------

Total Expenses               $  41,833   $  42,876   $  44,193   $  45,881   $  47,913   $  49,194   $  51,154

Net Operating Income         $ 129,660   $ 131,205   $ 129,875   $ 138,986   $ 157,620   $ 150,341   $ 163,309

  Commisions                 $   2,738   $       0   $  19,014   $  12,336   $       0   $   6,353   $       0
  Capital Reserves           $   6,720   $   6,838   $   7,077   $   7,325   $   7,581   $   7,846   $   8,121
  Alterations                $   2,100   $       0   $  13,768   $   9,002   $       0   $   4,659   $       0
                             ------------------------------------------------------------------------------------

Net Cash Flow                $ 118,102   $ 124,367   $  90,016   $ 110,323   $ 150,039   $ 131,483   $ 155,188
=================================================================================================================

==========================================================================
                                   8           9          10          11
       Fiscal Year              2005        2006        2007        2008
==========================================================================

Revenue From Operations
  Minimum Rent               $ 223,445   $ 230,149   $ 187,212   $ 230,829
  Expense Recoveries         $   2,450   $   3,018   $   2,240   $   1,317
  Other Income               $       0   $       0   $       0   $       0
  Vacancy & Collection Loss  ($  4,518)  ($  4,663)  ($  3,789)  ($  4,643)
                             ---------------------------------------------

Effective Gross Income       $ 221,377   $ 228,504   $ 185,663   $ 227,503

Expenses
  Operating Expenses         $  22,908   $  23,710   $  24,539   $  25,398
  G&A Expense                $  11,454   $  11,855   $  12,270   $  12,699
  Management                 $   6,641   $   6,855   $   5,570   $   6,825
  Real Estate Taxes          $  11,924   $  12,341   $  12,773   $  13,220
                             ---------------------------------------------

Total Expenses               $  52,927   $  54,761   $  55,152   $  58,142

Net Operating Income         $ 168,450   $ 173,743   $ 130,511   $ 169,361

  Commisions                 $       0   $       0   $  23,813   $  13,011
  Capital Reserves           $   8,405   $   8,699   $   9,004   $   9,319
  Alterations                $       0   $       0   $  17,890   $   9,775
                             ---------------------------------------------

Net Cash Flow                $ 160,045   $ 165,044   $  79,804   $ 137,256
==========================================================================

                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  Income Capitalization Approach
================================================================================

Terminal Capitalization Rate

      The residual cash flows annually generated by the property comprise only the first part of the return which an investor will receive. The second component of this investment return is the pre-tax cash proceeds from the resale of the property at the end of a projected investment holding period. A terminal capitalization rate was used to estimate the market value of the property at the end of the assumed investment holding period. We estimated an appropriate terminal rate based on indicated rates in today's market.

      ====================================================================
                         Summary of Capitalization Rates
      ====================================================================
        Sale                 Location                Capitalization Rate
      ====================================================================
       R&D-1       3701 Saunders Avenue                     12.0%
       R&D-2       1001-1063 Technology Park Drive          12.4%
       R&D-3       3801-3827 Gaskin Road                    10.5%
         I-4       11351 Virginia Precast Road               N/A
         I-5       510 Eastpark Court                       10.6%
         I-6       4200 Oakleys Place                       10.6%
         I-7       4717 Eubank Road                         10.8%
         I-8       5600-5700 Eastport Boulevard             10.5%
         I-9       2511 Britton's Hill Road                 10.4%
      ====================================================================
      Terminal Capitalization Rate Selected                 10.5%
      ====================================================================

      A premium was added to today's rate to allow for the risk of unforeseen events or trends which might affect our estimate of net operating income during the holding period. Investors typically add 50 to 100 basis points to the going-in rate to arrive at a terminal capitalization rate, according to Cushman & Wakefield's periodic investor surveys. The survey suggested terminal rates between 9.5 and 11.0 percent. Due to the fact that Richmond is a secondary market, a rate from the upper middle of the range is warranted.

      For this analysis, we project a sale of the property at the end of the 10th year of the holding period. The gross reversion is calculated by capitalizing the 11th year's net operating income at our selected terminal rate.

      Transaction Costs - From the projected reversion, we deducted 4.0 percent to account for the various transaction costs associated with the sale of an asset, such as, transfer taxes, brokerage fees and other miscellaneous expenses that the seller pays at final closing.

      Discount Rate - In our valuation, we endeavored to reflect the most likely actions of typical buyers and sellers in this market. We forecasted cash flows and discounted them and the future property value at reversion to a present value at an appropriate rate of return or yield rate as currently required by investors for similar quality real property. The yield rate (internal rate of return or IRR) is the single rate that discounts all future benefits (cash flow and reversion) to an estimate of net present value.

      Cushman & Wakefield Valuation Advisory Services periodically surveys national real estate investors to determine their investment objectives. Following is a brief review of internal rates of return and overall rates considered acceptable by survey respondents. The entire survey is included among the Addenda to this report.

================================================================================


                                      -72-
                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  Income Capitalization Approach
================================================================================

            ========================================================
                       Autumn 1996 Winter Investor Survey
                            for Industrial Buildings
            ========================================================
                        Going-In         Terminal          IRR
            --------------------------------------------------------
                      Low     High     Low     High     Low    High
            ========================================================
            Mean     8.90%    9.40%   9.70%    10.7%   11.5%   11.5%
            --------------------------------------------------------
            Range    8.50%    9.50%   9.50%    11.0%   11.0%   12.0%
            ========================================================

      The wide range of investment parameters indicates that property risk and yield are assessed to a particular investment property based on a variety of variables. Risk is the primary determinant, and the risk variables include whether current contract rents are significantly above or below current market rents; the amount and timing of tenant roll-overs, the reliability of the cash flow, and its ability to increase with inflation along with the creditworthiness of the existing tenancy; investor demand for the property type; the diversification of the metropolitan area; the property's location within the local market and the supply and demand for the property type within the market; and the effective age of the property.

      The internal rate of return and terminal capitalization rate selected for this analysis were strongly influenced by our recent Investor Survey. We realize that this type of survey reflects target rather than transactional rates. Transactional rates are usually difficult to obtain in the verification process and are actually only target rates of the buyer at the time of sale. The property's performance will ultimately determine the actual yield and capitalization rate at the time of sale after a specific holding period. We have found that, in improving markets or with above average properties, demand will be high and transactional rates may be lower than target rates that are quoted in surveys. We have tried to recognize this factor in our choice of these two rates for our cash flow model.

      Considering the locational attributes, physical traits and economic characteristics of the subject property, we chose a discount rate of 12.0 percent in light of the investment criteria presented here.

      On the following page is the Discounted Cash Flow Analysis for this asset. Using the above indicated rates of return, our cash flow model indicated a value of $1,200,000 or $35.71 per square foot. This value estimate produces an implied going-in capitalization rate of 10.8 percent, a figure well within the anticipated return necessary to interest investors for this quality of building. It is skewed upward slightly due to the essentially 100 percent leased status of this building.

      Regarding the composition of the yield, a significant 59 percent of the subject's ultimate yield is derived from the cash flow of the property with the balance attributable to the reversion or resale of the property at the conclusion of the holding period. Typical investor requirements dictate that a substantial amount of the value be derived from the cash flow. Finally, the average annual cash on cash return equals 10.7 percent.

================================================================================


                                      -73-
                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                    Dabney I
                             10 Year Holding Period
                          Discounted Cash Flow Analysis

========================================================================================
                            Discount                                          Annual
Fiscal          Net             Rate       Present Value    Composition    Cash on Cash
 Year     Cash Flow           12.00%       of Cash Flows       Of Yield       Return
========================================================================================
 1998      $118,102     X    0.89286   =      $105,448          8.7%            9.8%
 1999      $124,367     X    0.79719   =      $ 99,145          8.2%           10.4%
 2000      $ 90,016     X    0.71178   =      $ 64,072          5.3%            7.5%
 2001      $110,323     X    0.63552   =      $ 70,112          5.8%            9.2%
 2002      $150,039     X    0.56743   =      $ 85,136          7.0%           12.5%
 2003      $131,483     X    0.50663   =      $ 66,613          5.5%           11.0%
 2004      $155,188     X    0.45235   =      $ 70,199          5.8%           12.9%
 2005      $160,045     X    0.40388   =      $ 64,639          5.3%           13.3%
 2006      $165,044     X    0.36061   =      $ 59,517          4.9%           13.8%
 2007      $ 79,804     X    0.32197   =      $ 25,695          2.1%            6.7%
                                              --------          ---            ----

Total Present Value of Cash Flows             $710,576          59%            10.7%
                                                                             Average
Reversion:
 2008       $169,361 (1))/     10.5%    =   $1,612,962
            Less: Cost of      4.0%         $   64,518
                                            ----------
            Net Reversion                   $1,548,443
            X Discount Factor                  0.32197
                                            ----------

Total Present Value of Reversion            $  498,557          41%

Total Present Value                         $1,209,134         100%

                                ROUNDED:    $1,200,000
                                            ==========

                               ----------------------------------------------------------
                                Net Rentable Area:                                33,600
                                Per SF NRA:                                       $35.71
                                Implicit Going-in Capitalization Rate:
                               Year One NOI                                     $129,660
                                  Going-In Capitalization Rate:                    10.8%
                               ==========================================================

Note: (1) Net Operating Income

========================================================================================

                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  Income Capitalization Approach
================================================================================

Dabney II

      This property is a 42,000 square foot, single story flex building which is currently 100 percent occupied by five tenants. Dabney II has minimum office build-out of about 20 percent. Following is an analysis of the current rental and expense recovery income, vacancy and collection loss projections, and historical/future operating and non-operating expenses for this property.

      Current Rental Income

      The weighted average rental rate during the next 12 months is $5.19 per square foot industrial gross. The property currently has one tenant, Aladdin Mills, Inc., who leases space on a month-to-month basis. According to the leasing agent, there is on-going negotiations for a five-year lease renewal at the same rental rate. For purposes of this analysis, we have assumed this renewal is consummated. The remaining four leases are scheduled to expire in three to five years. The Pro-Ject Lease Abstract Report is in the Addenda. The tenant base is comprised of local companies and does not represents an atypical credit risk.

      Market rent for flex buildings with minimal office build-out was previously discussed and is estimated at $5.40 per square foot. The subject's contract rent is slightly below market levels. This is attributed to the majority of leases being signed in the early 1990s.

      Expense Reimbursements

      Expense reimbursements for this property are similar to those discussed for Dabney I and are treated the same way in this analysis.

      Allowance for Vacancy and Credit Loss

      We used the same parameters for this property as for Dabney I relative to credit loss and renewal probability. The resulting overall average occupancy rate over the ten year holding period is 96.6 percent. Including our overall vacancy/global credit loss allowance, the implied overall occupancy rate is 94.6 percent.

      Total Operating Expenses

      Historic operating expenses at this building ranged from a low of $0.84 per square foot in 1994 to a high of $0.93 per square foot in 1995. The 1997 budget calls for $1.12 per square foot. We deviated from the budget with respect to operating expenses and real estate taxes. With respect to operating expenses, the budget projected this line item at $0.49 per square foot, which is significantly above the historical trends and accordingly, we estimated this expense at $0.43 per square foot ($18,000). As discussed in the Real Estate Tax and Assessment section, the 1997 assessment increased significantly and subsequently, the tax liability increased for this property. We used the actual real estate tax liability in the cash flow. Based on this, we project operating expenses to be $1.21 per square foot in the initial year of the holding period.

      Other Non-Operating Expenses

      We employed the same tenant improvement allowance, leasing commissions and capital reserves as used for Dabney I above.

================================================================================


                                      -75-
                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                    Dabney II
                               Cash Flow Analysis

=================================================================================================================
                                   1           2           3           4           5           6           7
       Fiscal Year              1998        1999        2000        2001        2002        2003        2004
=================================================================================================================
Revenue From Operations
  Minimum Rent               $ 202,208   $ 206,787   $ 185,862   $ 182,263   $ 239,976   $ 243,062   $ 267,626
  Expense Recoveries         $   4,887   $   5,433   $   4,500   $   2,177   $   1,248   $   1,384   $   2,240
  Other Income               $       0   $       0   $       0   $       0   $       0   $       0   $       0
  Vacancy & Collection Loss  ($  4,142)  ($  4,244)  ($  3,807)  ($  3,689)  ($  4,824)  ($  4,889)  ($  5,397)
                             ------------------------------------------------------------------------------------

Effective Gross Income       $ 202,953   $ 207,976   $ 186,555   $ 180,751   $ 236,400   $ 239,557   $ 264,469

Expenses

  Operating Expenses         $  18,158   $  18,636   $  19,288   $  19,963   $  20,662   $  21,385   $  22,133
  G&A Expense                $  10,088   $  10,353   $  10,715   $  11,090   $  11,479   $  11,880   $  12,296
  Management                 $   6,089   $   6,239   $   5,597   $   5,423   $   7,092   $   7,187   $   7,934
  Real Estate Taxes          $  16,523   $  16,958   $  17,552   $  18,166   $  18,802   $  19,460   $  20,141
                             ------------------------------------------------------------------------------------

  Total Expenses             $  50,858   $  52,186   $  53,152   $  54,642   $  58,035   $  59,912   $  62,504

Net Operating Income         $ 152,095   $ 155,790   $ 133,403   $ 126,109   $ 178,365   $ 179,645   $ 201,965

  Commisions                 $       0   $       0   $  17,965   $  30,660   $       0   $  12,706   $       0
  Capital Reserves           $   8,400   $   8,547   $   8,846   $   9,156   $   9,476   $   9,808   $  10,151
  Alterations                $       0   $       0   $  13,047   $  22,354   $       0   $   9,317   $       0
                             ------------------------------------------------------------------------------------

Net Cash Flow                $ 143,695   $ 147,243   $  93,545   $  63,939   $ 168,889   $ 147,814   $ 191,814
=================================================================================================================

==========================================================================
                                   8           9          10          11
       Fiscal Year              2005        2006        2007        2008
==========================================================================

Revenue From Operations
  Minimum Rent               $ 275,656   $ 283,925   $ 262,406   $ 272,481
  Expense Recoveries         $   3,125   $   4,043   $   4,228   $   3,261
  Other Income               $       0   $       0   $       0   $       0
  Vacancy & Collection Loss  ($  5,576)  ($  5,759)  ($  5,333)  ($  5,515)
                             ---------------------------------------------

Effective Gross Income       $ 273,205   $ 282,209   $ 261,301   $ 270,227

Expenses

  Operating Expenses         $  22,908   $  23,710   $  24,539   $  25,398
  G&A Expense                $  12,727   $  13,172   $  13,633   $  14,110
  Management                 $   8,196   $   8,466   $   7,839   $   8,107
  Real Estate Taxes          $  20,846   $  21,576   $  22,331   $  23,112
                             ---------------------------------------------

  Total Expenses             $  64,677   $  66,924   $  68,342   $  70,727

Net Operating Income         $ 208,528   $ 215,285   $ 192,959   $ 199,500

  Commisions                 $       0   $       0   $  22,094   $  15,172
  Capital Reserves           $  10,506   $  10,874   $  11,255   $  11,649
  Alterations                $       0   $       0   $  16,599   $  11,454
                             ---------------------------------------------

Net Cash Flow                $ 198,022   $ 204,411   $ 143,011   $ 161,225
==========================================================================

                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  Income Capitalization Approach
================================================================================

      Terminal Capitalization Rate

      Similarly, we selected the same terminal capitalization rate of 10.5 percent for this property.

      Transaction Costs

      A costs of sale of 4.0 percent is used in this analysis.

      Discount Rate

      We used an IRR of 12.0 percent. On the following page is the Discounted Cash Flow Analysis for this asset. Using the above indicated rates of return, our cash flow model indicated a value of $1,400,000 or $33.33 per square foot. This value estimate produces an implied going-in capitalization rate of 10.9 percent, a figure well within the anticipated return necessary to interest investors for this quality of building. It is skewed upward slightly due to the essentially 100 percent leased status of this building.

      Regarding the composition of the yield, a significant 58 percent of the subject's ultimate yield is derived from the cash flow of the property with the balance attributable to the reversion or resale of the property at the conclusion of the holding period. Typical investor requirements dictate that a substantial amount of the value be derived from the cash flow. Finally, the average annual cash on cash return equals 10.7 percent.

================================================================================


                                      -77-
                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                    Dabney II
                             10 Year Holding Period
                          Discounted Cash Flow Analysis

========================================================================================
                            Discount                                          Annual
Fiscal          Net             Rate       Present Value    Composition    Cash on Cash
 Year     Cash Flow           12.00%       of Cash Flows       Of Yield       Return
========================================================================================
 1998      $143,695     X    0.89286   =      $128,299          9.2%           10.3%
 1999      $147,243     X    0.79719   =      $117,381          8.4%           10.5%
 2000      $ 93,545     X    0.71178   =      $ 66,583          4.8%            6.7%
 2001      $ 63,939     X    0.63552   =      $ 40,634          2.9%            4.6%
 2002      $168,889     X    0.56743   =      $ 95,832          6.9%           12.1%
 2003      $147,814     X    0.50663   =      $ 74,887          5.4%           10.6%
 2004      $191,814     X    0.45235   =      $ 86,767          6.2%           13.7%
 2005      $198,022     X    0.40388   =      $ 79,978          5.7%           14.1%
 2006      $204,411     X    0.36061   =      $ 73,713          5.3%           14.6%
 2007      $143,011     X    0.32197   =      $ 46,046          3.3%           10.2%
                                              --------          ---            ----

Total Present Value of Cash Flows             $810,121          58%            10.7%
                                                                             Average
Reversion:
 2008       $199,500 (1))/     10.5%    =   $1,900,000
            Less: Cost of      4.0%         $   76,000
                                            ----------
            Net Reversion                   $1,824,000
            X Discount Factor                  0.32197
                                            ----------

Total Present Value of Reversion            $  587,279          42%

Total Present Value                         $1,397,400         100%

                                ROUNDED:    $1,400,000
                                            ==========

                               ----------------------------------------------------------
                                Net Rentable Area:                                42,000
                                Per SF NRA:                                       $33.33
                                Implicit Going-in Capitalization Rate:
                               Year One NOI                                     $152,095
                                  Going-In Capitalization Rate:                    10.9%
                               ==========================================================

Note: (1) Net Operating Income

========================================================================================

                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  Income Capitalization Approach
================================================================================

Dabney III

      This property consists of a 23,850 square foot, single story flex building which is 100 percent occupied by four tenants. Dabney III has medium office build-out of 30 percent. Following is an analysis of the current rental income, vacancy and collection loss projections, and historical/future operating and non-operating expenses for this property.

      Current Rental Income

      This property is currently fully leased to four tenants; however, two of the tenants have lease expiration date of November 1997. Based on conversations with the leasing agent, Unijax is expected to renew their lease for five years at the current rent escalated by 3.0 percent. The other tenant, West End Signs, recently sold its business, and it is unknown whether they will renew their lease. For purposes of this analysis, we have speculatively leased this space upon lease expiration. The Pro-Ject Lease Abstract Report is in the Addenda. The tenant base is primarily local and represents no atypical credit risk.

      The weighted average rental rate during the next 12 months is $5.46 per square foot industrial gross. Market rent for this property type (flex -- medium office build-out) is estimated at $6.35 per square foot. The estimated rent level of $5.46 per square foot is below market, and is reflective of older leases and the anticipated rollover occurring in Year One of our analysis.

      Expense Reimbursements

      Similar to the above discussed properties, all of the leases were negotiated on an industrial gross basis. The tenant reimburses ownership for increases in real estate taxes and insurance over the base year. This analysis reflects this leasing structure.

      Allowance for Vacancy and Credit Loss

      We used the same parameters for this property as for Dabney I relative to credit loss and renewal probability. The resulting overall average occupancy rate over the ten year holding period is 96.3 percent. Including our overall vacancy/global credit loss allowance, the implied overall occupancy rate is 94.3 percent.

      Total Operating Expenses

      Since 1994, total operating expenses at Dabney III ranged from a low of $0.96 per square foot in 1996 to a high of $1.38 per square foot in 1995. The 1997 budget calls for $1.59 per square foot. With the exception of real estate taxes, we estimated operating expenses similar to ownership's budget projections. As discussed in the Real Estate Tax and Assessment section, the 1997 assessment increased by over 40 percent and subsequently, the tax liability increased for this property. We used the actual real estate tax liability in the cash flow. Based on this, we project operating expenses to be $1.68 per square foot in the initial year of the holding period. The higher total operating expenses is solely attributed to the higher than projected real estate taxes.

      Other Non-Operating Expenses

      We employed the same tenant improvement allowance, leasing commissions and capital reserves as used in Dabney I above.

================================================================================


                                      -79-
                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                   Dabney III
                               Cash Flow Analysis

=================================================================================================================
                                   1           2           3           4           5           6           7
       Fiscal Year              1998        1999        2000        2001        2002        2003        2004
=================================================================================================================
Revenue From Operations
  Minimum Rent               $ 130,285   $ 142,195   $ 146,460   $ 150,854   $ 136,668   $ 148,149   $ 179,697
  Expense Recoveries         $   1,776   $   1,521   $   1,966   $   2,426   $   1,300   $     684   $     868
  Other Income               $       0   $       0   $       0   $       0   $       0   $       0   $       0
  Vacancy & Collection Loss  ($  2,641)  ($  2,874)  ($  2,969)  ($  3,066)  ($  2,759)  ($  2,977)  ($  3,611)
                             ------------------------------------------------------------------------------------

Effective Gross Income       $ 129,420   $ 140,842   $ 145,457   $ 150,214   $ 135,209   $ 145,856   $ 176,954

Expenses
  Operating Expenses         $  19,166   $  19,671   $  20,359   $  21,072   $  21,809   $  22,573   $  23,363
  G&A Expense                $   7,061   $   7,247   $   7,501   $   7,763   $   8,035   $   8,316   $   8,607
  Management                 $   3,883   $   4,225   $   4,364   $   4,506   $   4,056   $   4,376   $   5,309
  Real Estate Taxes          $   9,961   $  10,224   $  10,581   $  10,952   $  11,335   $  11,732   $  12,142
                             ------------------------------------------------------------------------------------

  Total Expenses             $  40,071   $  41,367   $  42,805   $  44,293   $  45,235   $  46,997   $  49,421

Net Operating Income         $  89,349   $  99,475   $ 102,652   $ 105,921   $  89,974   $  98,859   $ 127,533

  Commisions                 $   9,377   $       0   $       0   $       0   $  17,609   $  19,319   $       0
  Capital Reserves           $   4,770   $   4,853   $   5,023   $   5,199   $   5,381   $   5,569   $   5,764
  Alterations                $   6,715   $       0   $       0   $       0   $  10,981   $  12,087   $       0
                             ------------------------------------------------------------------------------------

Net Cash Flow                $  68,487   $  94,622   $  97,629   $ 100,722   $  56,003   $  61,884   $ 121,769
=================================================================================================================

==========================================================================
                                   8           9          10          11
       Fiscal Year              2005        2006        2007        2008
==========================================================================

Revenue From Operations
  Minimum Rent               $ 178,548   $ 188,264   $ 196,091   $ 201,974
  Expense Recoveries         $   1,277   $   1,470   $   2,036   $   2,621
  Other Income               $       0   $       0   $       0   $       0
  Vacancy & Collection Loss  ($  3,596)  ($  3,795)  ($  3,963)  ($  4,092)
                             ---------------------------------------------

Effective Gross Income       $ 176,229   $ 185,939   $ 194,164   $ 200,503

Expenses
  Operating Expenses         $  24,180   $  25,027   $  25,903   $  26,809
  G&A Expense                $   8,909   $   9,220   $   9,543   $   9,877
  Management                 $   5,287   $   5,578   $   5,825   $   6,015
  Real Estate Taxes          $  12,567   $  13,007   $  13,463   $  13,934
                             ---------------------------------------------

  Total Expenses             $  50,943   $  52,832   $  54,734   $  56,635

Net Operating Income         $ 125,286   $ 133,107   $ 139,430   $ 143,868

  Commisions                 $       0   $   6,414   $       0   $       0
  Capital Reserves           $   5,966   $   6,175   $   6,391   $   6,615
  Alterations                $       0   $   4,058   $       0   $       0
                             ---------------------------------------------

Net Cash Flow                $ 119,320   $ 116,460   $ 133,039   $ 137,253
==========================================================================

                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  Income Capitalization Approach
================================================================================

      Terminal Capitalization Rate

      Similarly, we selected the same terminal capitalization rate of 10.5 percent for this property.

      Transaction Costs

      A costs of sale of 4.0 percent is used in this analysis.

      Discount Rate

      We used an IRR of 12.0 percent. On the following page is the Discounted Cash Flow Analysis for this asset. Using the above indicated rates of return, our cash flow model indicated a value of $900,000 or $37.74 per square foot. This value estimate produces an implied going-in capitalization rate of 9.9 percent, a figure well within the anticipated return necessary to interest investors for this quality of building.

      Regarding the composition of the yield, a significant 55 percent of the subject's ultimate yield is derived from the cash flow of the property with the balance attributable to the reversion or resale of the property at the conclusion of the holding period. Typical investor requirements dictate that a substantial amount of the value be derived from the cash flow. Finally, the average annual cash on cash return equals 10.8 percent.

================================================================================


                                      -81-
                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                    Dabney III
                             10 Year Holding Period
                          Discounted Cash Flow Analysis

========================================================================================
                            Discount                                          Annual
Fiscal          Net             Rate       Present Value    Composition    Cash on Cash
 Year     Cash Flow           12.00%       of Cash Flows       Of Yield       Return
========================================================================================
 1998      $ 68,487     X    0.89286   =      $61,149           6.5%            7.6%
 1999      $ 94,622     X    0.79719   =      $75,432           8.0%           10.5%
 2000      $ 97,629     X    0.71178   =      $69,490           7.4%           10.8%
 2001      $100,722     X    0.63552   =      $64,011           6.8%           11.2%
 2002      $ 56,003     X    0.56743   =      $31,778           3.4%            6.2%
 2003      $ 61,884     X    0.50663   =      $31,352           3.3%            6.9%
 2004      $121,769     X    0.45235   =      $55,082           5.8%           13.5%
 2005      $119,320     X    0.40388   =      $48,191           5.1%           13.3%
 2006      $116,460     X    0.36061   =      $41,997           4.4%           12.9%
 2007      $133,039     X    0.32197   =      $42,835           4.5%           14.8%
                                              --------          ---            ----

Total Present Value of Cash Flows             $521,317          55%            10.8%
                                                                             Average
Reversion:
 2008       $143,868 (1))/     10.5%    =   $1,370,171
            Less: Cost of      4.0%         $   54,807
                                            ----------
            Net Reversion                   $1,315,365
            X Discount Factor                  0.32197
                                            ----------

Total Present Value of Reversion            $  423,512          45%

Total Present Value                         $  944,829         100%

                                ROUNDED:    $  900,000
                                            ==========

                               ----------------------------------------------------------
                                Net Rentable Area:                                23,850
                                Per SF NRA:                                     $  37.74
                                Implicit Going-in Capitalization Rate:
                               Year One NOI                                     $ 89,349
                                  Going-In Capitalization Rate:                     9.9%
                               ==========================================================

Note: (1) Net Operating Income

========================================================================================

                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  Income Capitalization Approach
================================================================================

Dabney IV

      This property consists of a 41,550 square foot, single story flex building which is 100 percent leased to five tenants. Dabney IV has minimum office build-out of 20 percent. Following is an analysis of the current rental income, vacancy and collection loss projections, and historical/future operating and non-operating expenses for this property.

      Current Rental Income

      Dabney IV is 100 percent occupied by five tenants with suites ranging from 4,200 to 12,600 square feet. The property is encumbered with several long term leases. One of the leases expire in Year Eleven of the cash flow (we will discuss the impact of this lease later in the analysis). The Pro-Ject Lease Abstract Report is in the Addenda. The tenant base is primarily local and represents no atypical credit risk.

      The weighted average rental rate during the next 12 months is $5.10 per square foot industrial gross. Market rent for this property type (flex -- minimum office build-out) is estimated at $5.40 per square foot. The estimated rent level is about five percent below market, and is reflective of several older leases signed in 1991 through 1994 at lower than current rates.

      Expense Reimbursements

      Expense reimbursements for this property are similar to those discussed for Dabney I through III, and are treated the same manner in this analysis.

      Allowance for Vacancy and Credit Loss

      We used the same above discussed parameters for this property relative to credit loss and renewal probability. The resulting overall average occupancy rate over the ten year holding period is 97.7 percent. Including our overall vacancy/global credit loss allowance, the implied overall occupancy rate is 95.7 percent. This is slightly higher than market parameters and is attributed to the long-term nature of several of the existing leases.

      Total Operating Expenses

      The total operating expenses at Dabney IV ranged from a low of $0.91 per square foot in 1996 to a high of $1.45 per square foot in 1995. The 1997 budget calls for $1.13 per square foot. With the exception of real estate taxes, we estimated operating expenses similar to ownership's budget projections. As discussed in the Real Estate Tax and Assessment section, the 1997 assessment increased by about nine percent and subsequently, the tax liability increased slightly for this property. We used the actual real estate tax liability in the cash flow. Based on this, we project operating expenses to be $1.16 per square foot in the initial year of the holding period.

      Other Non-Operating Expenses

      We employed the same tenant improvement allowance, leasing commissions and capital reserves as used in Dabney I above.

================================================================================


                                      -83-
                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                    Dabney IV
                               Cash Flow Analysis

=================================================================================================================
                                   1           2           3           4           5           6           7
       Fiscal Year              1998        1999        2000        2001        2002        2003        2004
=================================================================================================================
Revenue From Operations
  Minimum Rent               $ 211,682   $ 219,154   $ 226,894   $ 211,570   $ 191,570   $ 240,134   $ 247,338
  Expense Recoveries         $   2,590   $   3,085   $   3,762   $   3,921   $   2,724   $   2,330   $   3,109
  Other Income               $       0   $       0   $       0   $       0   $       0   $       0   $       0
  Vacancy & Collection Loss  ($  4,285)  ($  4,445)  ($  4,613)  ($  4,310)  ($  3,886)  ($  4,849)  ($  5,009)
                             ------------------------------------------------------------------------------------

Effective Gross Income       $ 209,987   $ 217,794   $ 226,043   $ 211,181   $ 190,408   $ 237,615   $ 245,438

Expenses
  Operating Expenses         $  18,158   $  18,636   $  19,288   $  19,963   $  20,662   $  21,385   $  22,133
  G&A Expense                $   9,079   $   9,318   $   9,644   $   9,981   $  10,331   $  10,692   $  11,067
  Management                 $   6,300   $   6,534   $   6,781   $   6,335   $   5,712   $   7,128   $   7,363
  Real Estate Taxes          $  14,674   $  15,061   $  15,588   $  16,133   $  16,698   $  17,282   $  17,887
                             ------------------------------------------------------------------------------------

  Total Expenses             $  48,211   $  49,549   $  51,301   $  52,412   $  53,403   $  56,487   $  58,450

Net Operating Income         $ 161,776   $ 168,245   $ 174,742   $ 158,769   $ 137,005   $ 181,128   $ 186,988

  Commisions                 $       0   $       0   $       0   $  12,156   $  31,765   $       0   $       0
  Capital Reserves           $   8,310   $   8,455   $   8,751   $   9,058   $   9,375   $   9,703   $  10,042
  Alterations                $       0   $       0   $       0   $   8,850   $  23,293   $       0   $       0
                             ------------------------------------------------------------------------------------

Net Cash Flow                $ 153,466   $ 159,790   $ 165,991   $ 128,705   $  72,572   $ 171,425   $ 176,946
=================================================================================================================

==========================================================================
                                   8           9          10          11
       Fiscal Year              2005        2006        2007        2008
==========================================================================

Revenue From Operations
  Minimum Rent               $ 254,758   $ 262,401   $ 270,273   $ 258,357
  Expense Recoveries         $   3,913   $   4,747   $   5,610   $   5,790
  Other Income               $       0   $       0   $       0   $       0
  Vacancy & Collection Loss  ($  5,173)  ($  5,343)  ($  5,518)  ($  5,283)
                             ---------------------------------------------

Effective Gross Income       $ 253,498   $ 261,805   $ 270,365   $ 258,864

Expenses
  Operating Expenses         $  22,908   $  23,710   $  24,539   $  25,398
  G&A Expense                $  11,454   $  11,855   $  12,270   $  12,699
  Management                 $   7,605   $   7,854   $   8,111   $   7,766
  Real Estate Taxes          $  18,513   $  19,161   $  19,832   $  20,526
                             ---------------------------------------------

  Total Expenses             $  60,480   $  62,580   $  64,752   $  66,389

Net Operating Income         $ 193,018   $ 199,225   $ 205,613   $ 192,475

  Commisions                 $       0   $       0   $       0   $  15,172
  Capital Reserves           $  10,394   $  10,758   $  11,134   $  11,524
  Alterations                $       0   $       0   $       0   $  11,454
                             ---------------------------------------------

Net Cash Flow                $ 182,624   $ 188,467   $ 194,479   $ 154,325
==========================================================================

                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  Income Capitalization Approach
================================================================================

      Terminal Capitalization Rate

      Similarly, we selected the same terminal capitalization rate of 10.5 percent for this property.

      Transaction Costs

      A costs of sale of 4.0 percent is used in this analysis.

      Discount Rate

      We used an IRR of 12.0 percent. On the following page is the Discounted Cash Flow Analysis for this asset. Using the above indicated rates of return, our cash flow model indicated a value of $1,400,000 or $33.69 per square foot. This value estimate produces an implied going-in capitalization rate of 11.6 percent. It is skewed upward due to the essentially 100 percent leased status, coupled with the erratic cash flows due to the subject's lease expiration schedule, which results in little growth over the holding period.

      As a result, we also considered the value indications from holding periods ranging from ten to 15 years, the average of which suggested a value of $1,500,000. See the second following page. We believe that on owner would attempt to optimize the date of sale rather than sale at the end of exactly ten years. Therefore, we concluded to this higher figure. The lower value indication for the ten year holding period is due to significant lease expirations in either the terminal or following year. We believe that an owner would attempt to optimize the date of sale rather than sell the property in exactly ten years. Therefore, we concluded to this higher value which yielded an implied going-in capitalization rate of 10.8 percent, a figure well within the anticipated return necessary to interest investors for this quality of building.

================================================================================


                                      -85-
                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                    Dabney IV
                             10 Year Holding Period
                          Discounted Cash Flow Analysis

========================================================================================
                            Discount                                          Annual
Fiscal          Net             Rate       Present Value    Composition    Cash on Cash
 Year     Cash Flow           12.00%       of Cash Flows       Of Yield       Return
========================================================================================
 1998      $153,466     X    0.89286   =      $137,023          9.5%           11.0%
 1999      $159,790     X    0.79719   =      $127,384          8.8%           11.4%
 2000      $165,991     X    0.71178   =      $118,149          8.2%           11.9%
 2001      $128,705     X    0.63552   =      $ 81,794          5.7%            9.2%
 2002      $ 72,572     X    0.56743   =      $ 41,179          2.9%            5.2%
 2003      $171,425     X    0.50663   =      $ 86,849          6.0%           12.2%
 2004      $176,946     X    0.45235   =      $ 80,041          5.5%           12.6%
 2005      $182,624     X    0.40388   =      $ 73,759          5.1%           13.0%
 2006      $188,467     X    0.36061   =      $ 67,963          4.7%           13.5%
 2007      $194,479     X    0.32197   =      $ 62,617          4.3%           13.9%
                                              --------          ---            ----

Total Present Value of Cash Flows             $876,759          61%            11.4%
                                                                             Average
Reversion:
 2008       $192,475 (1) /     10.5%    =   $1,833,095
            Less: Cost of      4.0%         $   73,324
                                            ----------
            Net Reversion                   $1,759,771
            X Discount Factor                  0.32197
                                            ----------

Total Present Value of Reversion            $  566,599          39%

Total Present Value                         $1,443,358         100%

                                ROUNDED:    $1,400,000
                                            ==========

                               ----------------------------------------------------------
                                Net Rentable Area:                                41,550
                                Per SF NRA:                                     $  33.69
                                Implicit Going-in Capitalization Rate:
                               Year One NOI                                     $161,776
                                  Going-In Capitalization Rate:                    11.6%
                               ==========================================================

Note: (1) Net Operating Income

========================================================================================

                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                    Dabney IV

                              Present Value Report

===============================================================================================
IRR or Discount Rate      12.00%
       Cost of Sales       4.0%
   Terminal Cap Rate      10.5%
================================================================================================
                                                                       CF as %
Sale at End of Year:      Residual     Residual PV    Cash Flow PV     of Total       Total PV
================================================================================================
                 10      $1,759,771     $566,599       $  876,759        60.7%       $1,443,358
                 11      $1,431,753     $411,595       $  921,124        69.1%       $1,332,719
                 12      $2,139,520     $549,161       $  948,054        63.3%       $1,497,216
                 13      $2,255,397     $516,879       $  983,109        65.5%       $1,499,988
                 14      $2,328,585     $476,475       $1,030,971        68.4%       $1,507,446
                 15      $2,403,867     $439,178       $1,075,086        71.0%       $1,514,264

                                                         Average:                    $1,465,832

================================================================================================

                  Value Conclusion:                    $1,500,000

                  ================================================
                  Square Feet NRA:                         41,550
                  Value Per SF NRA:                           $36

                  Year One NOI:                          $161,776
                  Implied Going-In
                     Capitalization Rate:                    10.8%

                  Average Cash on Cash
                     Return over 10 Year Hold:               11.4%
                  ================================================


                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  Income Capitalization Approach
================================================================================

Dabney V

      This property consists of a 45,353 square foot, single story flex building which is 100 percent leased to eight tenants. Dabney V has medium office build-out of 30 percent. Following is an analysis of the current rental income, vacancy and collection loss projections, and historical/future operating and non-operating expenses for this property.

      Current Rental Income

      This property is currently fully occupied by eight tenants, with the largest tenant being Carriage House Press Inc. with 18,000 square feet or 39.7 percent of gross leasable area. One of the tenants, Alkat Electrical Contract, lease expires at the end of July 1997. According to the leasing agent, this tenant is negotiating a two year renewal at the same terms as the original lease. This tenant is a government contractor and the lease term tends to coincide with the length of their government contract. Accordingly, we have included this lease renewal in the cash flow analysis. Thereafter, we assume a speculative leasing scenario. The Pro-Ject Lease Abstract Report is in the Addenda. The tenant base is primarily local and represents no atypical credit risk.

      The weighted average rental rate during the next 12 months is $5.72 per square foot industrial gross. Market rent for this property type (flex -- medium office build-out) is estimated at $6.35 per square foot. The subject's current average rent is below market, and reflective of older leases signed at lower rates.

      Expense Reimbursements

      Similar to the above discussed properties, all of the leases were negotiated on an industrial gross basis. This analysis reflects this leasing structure.

      Allowance for Vacancy and Credit Loss

      We used the same parameters for this property relative to credit loss and renewal probability. The resulting overall average occupancy rate over the ten year holding period is 95.8 percent. Including our overall vacancy/global credit loss allowance, the implied overall occupancy rate is 93.8 percent.

      Total Operating Expenses

      Since 1994, total operating expenses at Dabney V ranged from a low of $1.30 per square foot in 1996 to a high of $1.71 per square foot in 1995. The 1997 budget calls for $1.32 per square foot. With the exception of real estate taxes, we estimated operating expenses similar to ownership's budget projections. As discussed in the Real Estate Tax and Assessment section, the 1997 assessment increased by over 20 percent and subsequently, the tax liability increased for this property. We used the actual real estate tax liability in the cash flow. Based on this, we project operating expenses to be $1.37 per square foot in the first year of the holding period. The higher total operating expenses is solely attributed to the higher than projected real estate taxes.

      Other Non-Operating Expenses

      We employed the same tenant improvement allowance, leasing commissions and capital reserves as used for the prior properties.

================================================================================


                                      -88-
                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                    Dabney V
                               Cash Flow Analysis

=================================================================================================================
                                   1           2           3           4           5           6           7
       Fiscal Year              1998        1999        2000        2001        2002        2003        2004
=================================================================================================================
Revenue From Operations
  Minimum Rent               $ 259,441   $ 250,712   $ 266,304   $ 275,283   $ 274,701   $ 278,241   $ 304,627
  Expense Recoveries         $   1,676   $   2,028   $   2,460   $   2,999   $   3,466   $   3,553   $   1,985
  Other Income               $       0   $       0   $       0   $       0   $       0   $       0   $       0
  Vacancy & Collection Loss  ($  5,222)  ($  5,055)  ($  5,375)  ($  5,566)  ($  5,563)  ($  5,636)  ($  6,132)
                             ------------------------------------------------------------------------------------

Effective Gross Income       $ 255,895   $ 247,685   $ 263,389   $ 272,716   $ 272,604   $ 276,158   $ 300,480

Expenses
  Operating Expenses         $  22,697   $  23,294   $  24,110   $  24,954   $  25,827   $  26,731   $  27,666
  G&A Expense                $  12,609   $  12,941   $  13,394   $  13,863   $  14,348   $  14,850   $  15,370
  Management                 $   7,677   $   7,431   $   7,902   $   8,181   $   8,178   $   8,285   $   9,014
  Real Estate Taxes          $  19,215   $  19,721   $  20,411   $  21,125   $  21,864   $  22,630   $  23,422
                             ------------------------------------------------------------------------------------

   Total Expenses            $  62,198   $  63,387   $  65,817   $  68,123   $  70,217   $  72,496   $  75,472

Net Operating Income         $ 193,697   $ 184,298   $ 197,572   $ 204,593   $ 202,387   $ 203,662   $ 225,008

  Commisions                 $   1,146   $   6,348   $  13,190   $   5,533   $  11,686   $   9,605   $  32,977
  Capital Reserves           $   9,071   $   9,229   $   9,552   $   9,887   $  10,233   $  10,591   $  10,962
  Alterations                $   2,400   $   3,902   $   8,107   $   3,417   $   7,273   $   5,990   $  20,665
                             ------------------------------------------------------------------------------------

Net Cash Flow                $ 181,080   $ 164,819   $ 166,723   $ 185,756   $ 173,195   $ 177,476   $ 160,404
=================================================================================================================

==========================================================================
                                   8           9          10          11
       Fiscal Year              2005        2006        2007        2008
==========================================================================

Revenue From Operations
  Minimum Rent               $ 347,389   $ 347,196   $ 346,873   $ 371,714
  Expense Recoveries         $   2,999   $   3,759   $   3,629   $   3,852
  Other Income               $       0   $       0   $       0   $       0
  Vacancy & Collection Loss  ($  7,008)  ($  7,019)  ($  7,010)  ($  7,511)
                             ---------------------------------------------

Effective Gross Income       $ 343,380   $ 343,936   $ 343,492   $ 368,055

Expenses
  Operating Expenses         $  28,635   $  29,637   $  30,674   $  31,748
  G&A Expense                $  15,908   $  16,465   $  17,041   $  17,638
  Management                 $  10,301   $  10,318   $  10,305   $  11,042
  Real Estate Taxes          $  24,242   $  25,090   $  25,968   $  26,877
                             ---------------------------------------------

   Total Expenses            $  79,086   $  81,510   $  83,988   $  87,305

Net Operating Income         $ 264,294   $ 262,426   $ 259,504   $ 280,750

  Commisions                 $       0   $   7,808   $  16,709   $   7,009
  Capital Reserves           $  11,345   $  11,742   $  12,153   $  12,579
  Alterations                $       0   $   4,964   $  10,675   $   4,500
                             ---------------------------------------------

Net Cash Flow                $ 252,949   $ 237,912   $ 219,967   $ 256,662
==========================================================================

                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  Income Capitalization Approach
================================================================================

      Terminal Capitalization Rate

      Similarly, we selected the same terminal capitalization rate of 10.5 percent for this property.

      Transaction Costs

      A costs of sale of 4.0 percent is used in this analysis.

      Discount Rate

      We used an IRR of 12.0 percent. On the following page is the Discounted Cash Flow Analysis for this asset. Using the above indicated rates of return, our cash flow model indicated a value of $1,900,000 or $41.89 per square foot. This value estimate produces an implied going-in capitalization rate of 10.2 percent, a figure well within the anticipated return necessary to interest investors for this quality of building.

      Regarding the composition of the yield, a significant 56 percent of the subject's ultimate yield is derived from the cash flow of the property with the balance attributable to the reversion or resale of the property at the conclusion of the holding period. Typical investor requirements dictate that a substantial amount of the value be derived from the cash flow. Finally, the average annual cash on cash return equals 10.1 percent.

================================================================================


                                      -90-
                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                    Dabney V
                             10 Year Holding Period
                          Discounted Cash Flow Analysis

========================================================================================
                            Discount                                          Annual
Fiscal          Net             Rate       Present Value    Composition    Cash on Cash
 Year     Cash Flow           12.00%       of Cash Flows       Of Yield       Return
========================================================================================
 1998      $181,080      X    0.89286   =     $161,679          8.6%            9.5%
 1999      $164,819      X    0.79719   =     $131,393          7.0%            8.7%
 2000      $166,723      X    0.71178   =     $118,670          6.3%            8.8%
 2001      $185,756      X    0.63552   =     $118,051          6.3%            9.8%
 2002      $173,195      X    0.56743   =     $ 98,275          5.2%            9.1%
 2003      $177,476      X    0.50663   =     $ 89,915          4.8%            9.3%
 2004      $160,404      X    0.45235   =     $ 72,559          3.9%            8.4%
 2005      $252,949      X    0.40388   =     $102,162          5.4%           13.3%
 2006      $237,912      X    0.36061   =     $ 85,793          4.6%           12.5%
 2007      $219,967      X    0.32197   =     $ 70,823          3.8%           11.6%
                                              --------          ---            ----

Total Present Value of Cash Flows            $1,049,320          56%           10.1%
                                                                             Average
Reversion:
 2008       $280,750 (1)/      10.5%    =   $2,673,810
            Less: Cost of      4.0%         $  106,952
                                            ----------
            Net Reversion                   $2,566,857
            X Discount Factor                  0.32197
                                            ----------

Total Present Value of Reversion            $  826,459          44%

Total Present Value                         $1,875,780         100%

                                ROUNDED:    $1,900,000
                                            ==========

                               ----------------------------------------------------------
                                Net Rentable Area:                                45,353
                                Per SF NRA:                                     $  41.89
                                Implicit Going-In Capitalization Rate:
                               Year One NOI                                     $193,697
                                  Going-In Capitalization Rate:                    10.2%
                               ==========================================================

Note: (1) Net Operating Income

========================================================================================

                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  Income Capitalization Approach
================================================================================

Dabney VI

      This property consists of a 50,400 square foot, single story flex building which is 100 percent occupied by four tenants. Dabney VI has medium office build-out of 30 percent. Following is an analysis of the current rental income, vacancy and collection loss projections, and historical/future operating and non-operating expenses for this property.

      Current Rental Income

      This property lost its sole tenant in January 1996 and was kept off the market for three months while being re-configured from multi-tenant occupancy. The building was 75 percent leased-up by August 1996 with three tenants at base rents of $4.50, $5.70 and $6.00 per square foot, industrial gross. The final suite was leased in February 1997 after a delay caused by the fallout of a potential tenant. All of the tenants have five year lease terms and as such, the building is fully leased for the first three years of the analysis. The Pro-Ject Lease Abstract Report is in the Addenda. The tenant base is primarily local and represents no atypical credit risk.

      The weighted average rental rate during the next 12 months is $5.02 per square foot industrial gross. Market rent for this property type (flex -- medium office build-out) is estimated at $6.35 per square foot.

      Expense Reimbursements

      Similar to the above discussed properties, all of the leases were negotiated on an industrial gross basis. This analysis reflects this leasing structure.

      Allowance for Vacancy and Credit Loss

      We used the same parameters for this property relative to credit loss and renewal probability. The resulting overall average occupancy rate over the ten year holding period is 96.7 percent. Including our overall vacancy/global credit loss allowance, the implied overall occupancy rate is 94.7 percent.

      Total Operating Expenses

      Historical total operating expenses at Dabney VI ranged from a low of $0.69 per square foot in 1994 to a high of $0.88 per square foot in 1995. The 1997 budget calls for a higher level at $1.05 per square foot. The higher level is to be expected given the shift from single- to multi-tenant occupancy. We deviate from the budget projections for general and administrative, and real estate tax expenses. The budget forecasts a general and administrative expense at $0.40 per square foot. This is significantly above prior year levels as well as comparable properties. Accordingly, we project this expense at $0.24 per square foot ($12,000), which is in line with market levels. As discussed in the Real Estate Tax and Assessment section, the 1997 assessment increased by over seven percent and subsequently, the tax liability increased for this property. We used the actual real estate tax liability in the cash flow. Based on this, we project operating expenses to be $1.00 per square foot in the initial year of the holding period.

      Other Non-Operating Expenses

      We employed the same tenant improvement allowance, leasing commissions and capital reserves as used for the other flex buildings described herein.

================================================================================


                                      -92-
                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                    Dabney VI
                               Cash Flow Analysis

=================================================================================================================
                                   1           2           3           4           5           6           7
       Fiscal Year              1998        1999        2000        2001        2002        2003        2004
=================================================================================================================
Revenue From Operations
  Minimum Rent               $ 253,229   $ 260,826   $ 268,651   $ 242,903   $ 231,120   $ 309,593   $ 318,881
  Expense Recoveries         $   2,983   $   3,530   $   4,278   $   4,253   $     913   $   1,032   $   1,890
  Other Income               $       0   $       0   $       0   $       0   $       0   $       0   $       0
  Vacancy & Collection Loss  ($  5,124)  ($  5,287)  ($  5,459)  ($  4,943)  ($  4,641)  ($  6,212)  ($  6,415)
                             ------------------------------------------------------------------------------------

Effective Gross Income       $ 251,088   $ 259,069   $ 267,470   $ 242,213   $ 227,392   $ 304,413   $ 314,356

Expenses
  Operating Expenses         $  15,131   $  15,530   $  16,073   $  16,636   $  17,218   $  17,821   $  18,444
  G&A Expense                $  12,105   $  12,424   $  12,859   $  13,309   $  13,774   $  14,256   $  14,755
  Management                 $   7,533   $   7,772   $   8,024   $   7,266   $   6,822   $   9,132   $   9,431
  Real Estate Taxes          $  15,714   $  16,128   $  16,692   $  17,277   $  17,881   $  18,507   $  19,155
                             ------------------------------------------------------------------------------------

   Total Expenses            $  50,483   $  51,854   $  53,648   $  54,488   $  55,695   $  59,716   $  61,785

Net Operating Income         $ 200,605   $ 207,215   $ 213,822   $ 187,725   $ 171,697   $ 244,697   $ 252,571

  Commisions                 $       0   $       0   $       0   $       0   $  55,512   $  19,059   $       0
  Capital Reserves           $  10,080   $  10,256   $  10,615   $  10,987   $  11,371   $  11,769   $  12,181
  Alterations                $       0   $       0   $       0   $       0   $  40,511   $  13,976   $       0
                             ------------------------------------------------------------------------------------

Net Cash Flow                $ 190,525   $ 196,959   $ 203,207   $ 176,738   $  64,303   $ 199,893   $ 240,390
=================================================================================================================

==========================================================================
                                   8           9          10          11
       Fiscal Year              2005        2006        2007        2008
==========================================================================

Revenue From Operations
  Minimum Rent               $ 328,446   $ 338,301   $ 348,449   $ 358,903
  Expense Recoveries         $   2,776   $   3,695   $   4,645   $   5,629
  Other Income               $       0   $       0   $       0   $       0
  Vacancy & Collection Loss  ($  6,624)  ($  6,840)  ($  7,062)  ($  7,291)
                             ---------------------------------------------

Effective Gross Income       $ 324,598   $ 335,156   $ 346,032   $ 357,241

Expenses
  Operating Expenses         $  19,090   $  19,758   $  20,450   $  21,165
  G&A Expense                $  15,272   $  15,806   $  16,360   $  16,932
  Management                 $   9,738   $  10,055   $  10,381   $  10,717
  Real Estate Taxes          $  19,825   $  20,519   $  21,237   $  21,981
                             ---------------------------------------------

   Total Expenses            $  63,925   $  66,138   $  68,428   $  70,795

Net Operating Income         $ 260,673   $ 269,018   $ 277,604   $ 286,446

  Commisions                 $       0   $       0   $       0   $       0
  Capital Reserves           $  12,608   $  13,049   $  13,506   $  13,978
  Alterations                $       0   $       0   $       0   $       0
                             ---------------------------------------------

Net Cash Flow                $ 248,065   $ 255,969   $ 264,098   $ 272,468
==========================================================================

                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  Income Capitalization Approach
================================================================================

      Terminal Capitalization Rate

      Similarly, we selected the same terminal capitalization rate of 10.5 percent for this property.

      Transaction Costs

      A costs of sale of 4.0 percent is used in this analysis.

      Discount Rate

      We used an IRR of 12.0 percent. On the following page is the Discounted Cash Flow Analysis for this asset. Using the above indicated rates of return, our cash flow model indicated a value of $2,000,000 or $39.68 per square foot. This value estimate produces an implied going-in capitalization rate of 10.0 percent, a figure well within the anticipated return necessary to interest investors for this quality of building.

      Regarding the composition of the yield, a significant 57 percent of the subject's ultimate yield is derived from the cash flow of the property with the balance attributable to the reversion or resale of the property at the conclusion of the holding period. Typical investor requirements dictate that a substantial amount of the value be derived from the cash flow. Finally, the average annual cash on cash return equals 10.2 percent.

================================================================================


                                      -94-
                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                    Dabney VI
                             10 Year Holding Period
                          Discounted Cash Flow Analysis

========================================================================================
                            Discount                                          Annual
Fiscal          Net             Rate       Present Value    Composition    Cash on Cash
 Year     Cash Flow           12.00%       of Cash Flows       Of Yield       Return
========================================================================================
 1998      $190,525     X    0.89286   =      $170,112          8.7%            9.5%
 1999      $196,959     X    0.79719   =      $157,015          8.0%            9.8%
 2000      $203,207     X    0.71178   =      $144,639          7.4%           10.2%
 2001      $176,738     X    0.63552   =      $112,320          5.8%            8.8%
 2002      $ 64,303     X    0.56743   =      $ 36,487          1.9%            3.2%
 2003      $199,893     X    0.50663   =      $101,272          5.2%           10.0%
 2004      $240,390     X    0.45235   =      $108,740          5.6%           12.0%
 2005      $248,065     X    0.40388   =      $100,189          5.1%           12.4%
 2006      $255,969     X    0.36061   =      $ 92,305          4.7%           12.8%
 2007      $264,098     X    0.32197   =      $ 85,032          4.4%           13.2%
                                              --------          ---            ----

Total Present Value of Cash Flows           $1,108,111           57%           10.2%
                                                                             Average
Reversion:
 2008       $286,446 (1)/      10.5%    =   $2,728,057
            Less: Cost of      4.0%         $  109,122
                                            ----------
            Net Reversion                   $2,618,935
            X Discount Factor                  0.32197
                                            ----------

Total Present Value of Reversion            $  843,227          43%

Total Present Value                         $1,951,338         100%

                                ROUNDED:    $2,000,000
                                            ==========

                               ----------------------------------------------------------
                                Net Rentable Area:                                50,400
                                Per SF NRA:                                     $  39.68
                                Implicit Going-In Capitalization Rate:
                               Year One NOI                                     $200,605
                                  Going-In Capitalization Rate:                    10.0%
                               ==========================================================

Note: (1) Net Operating Income

========================================================================================

                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  Income Capitalization Approach
================================================================================

Dabney VII

      This property consists of a 33,149 square foot single story flex building which is now 100 percent occupied by six tenants. Following is an analysis of the current rental income, vacancy and collection loss projections, and historical/future operating and fixed expenses for this property.

      Current Rental Income

      The weighted average rental rate during the next 12 months is $7.12 per square foot industrial gross. The Pro-Ject Lease Abstract Report is in the Addenda. In our opinion, this property's tenant base is comprised of local tenants which represents no atypical credit risk. Market rent for this property was discussed above as $7.30 per square foot.

      Expense Reimbursements

      Expense reimbursements for this property are similar to Dabney I (as previously discussed) and were treated the same way in this analysis.

      Allowance for Vacancy and Credit Loss

      We used the same parameters for this property as for Dabney I relative to credit loss and renewal probability. The resulting overall average occupancy rate over the ten year holding period is 97.3 percent. Including our overall vacancy/global credit loss allowance, the implied overall occupancy rate is 95.3 percent.

      Total Operating Expenses

      Historic operating expenses at this building ranged from a low of $150 per square foot in 1996 to a high of $1.71 per square foot in 1995. The 1997 budget calls for $1.67 per square foot. In the initial year of the investment holding period, we project operating expenses to be $1.72 per square foot, primarily due to a 67 percent increase in real estate taxes.

      Other Non-Operating Expenses

      We employed the same tenant improvement allowance, leasing commissions and capital reserves as used in Dabney I above.

================================================================================


                                      -96-
                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                   Dabney VII
                               Cash Flow Analysis

=================================================================================================================
                                   1           2           3           4           5           6           7
       Fiscal Year              1998        1999        2000        2001        2002        2003        2004
=================================================================================================================
Revenue From Operations
  Minimum Rent               $ 235,895   $ 243,169   $ 229,897   $ 241,536   $ 243,305   $ 275,770   $ 285,504
  Expense Recoveries         $   3,104   $   3,576   $   3,891   $   4,043   $   4,002   $   4,037   $   4,750
  Other Income               $       0   $       0   $       0   $       0   $       0   $       0   $       0
  Vacancy & Collection Loss  ($  4,780)  ($  4,935)  ($  4,676)  ($  4,912)  ($  4,946)  ($  5,596)  ($  5,805)
                             ------------------------------------------------------------------------------------

Effective Gross Income       $ 234,219   $ 241,810   $ 229,112   $ 240,667   $ 242,361   $ 274,211   $ 284,449

Expenses
  Operating Expenses         $  23,201   $  23,812   $  24,645   $  25,508   $  26,401   $  27,325   $  28,281
  G&A Expense                $  12,105   $  12,424   $  12,859   $  13,309   $  13,774   $  14,256   $  14,755
  Management                 $   7,027   $   7,254   $   6,873   $   7,220   $   7,271   $   8,226   $   8,533
  Real Estate Taxes          $  14,523   $  14,905   $  15,427   $  15,967   $  16,526   $  17,104   $  17,703
                             ------------------------------------------------------------------------------------

  Total Expenses             $  56,856   $  58,395   $  59,804   $  62,004   $  63,972   $  66,911   $  69,272

Net Operating Income         $ 177,363   $ 183,415   $ 169,308   $ 178,663   $ 178,389   $ 207,300   $ 215,177

  Commisions                 $       0   $       0   $  12,586   $   4,824   $   9,815   $   9,365   $       0
  Capital Reserves           $   6,630   $   6,746   $   6,982   $   7,226   $   7,479   $   7,741   $   8,012
  Alterations                $       0   $       0   $   6,762   $   2,592   $   5,324   $   5,080   $       0
                             ------------------------------------------------------------------------------------

Net Cash Flow                $ 170,733   $ 176,669   $ 142,978   $ 164,021   $ 155,771   $ 185,114   $ 207,165
=================================================================================================================

==========================================================================
                                   8           9          10          11
       Fiscal Year              2005        2006        2007        2008
==========================================================================

Revenue From Operations
  Minimum Rent               $ 275,022   $ 298,683   $ 271,359   $ 303,686
  Expense Recoveries         $   4,608   $   5,199   $   3,759   $   1,954
  Other Income               $       0   $       0   $       0   $       0
  Vacancy & Collection Loss  ($  5,593)  ($  6,078)  ($  5,502)  ($  6,113)
                             ---------------------------------------------

Effective Gross Income       $ 274,037   $ 297,804   $ 269,616   $ 299,527

Expenses
  Operating Expenses         $  29,271   $  30,296   $  31,356   $  32,453
  G&A Expense                $  15,272   $  15,806   $  16,360   $  16,932
  Management                 $   8,221   $   8,934   $   8,088   $   8,986
  Real Estate Taxes          $  18,322   $  18,964   $  19,627   $  20,314
                             ---------------------------------------------

  Total Expenses             $  71,086   $  74,000   $  75,431   $  78,685

Net Operating Income         $ 202,951   $ 223,804   $ 194,185   $ 220,842

  Commisions                 $  12,461   $       0   $  21,657   $  21,590
  Capital Reserves           $   8,292   $   8,583   $   8,883   $   9,194
  Alterations                $   6,855   $       0   $  12,036   $  12,016
                             ---------------------------------------------

Net Cash Flow                $ 175,343   $ 215,221   $ 151,609   $ 178,042
==========================================================================

                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  Income Capitalization Approach
================================================================================

      Terminal Capitalization Rate

      Similarly, we selected the same terminal cap rate for this building.

      Transaction Costs

      The costs of sale were again the same discussed for Dabney I.

      Discount Rate

      We again used an IRR of 12.0 percent.

      On the following page is the Discounted Cash Flow Analysis for this asset. Using the above indicated rates of return, our cash flow model indicated a value of $1,600,000 or $48.27 per square foot. This value estimate produces an implied going-in capitalization rate of 11.1 percent, a figure well within the anticipated return necessary to interest investors for this quality of building. It is skewed upward slightly due to the essentially 100 percent leased status of this building.

      Regarding the composition of the yield, a significant 60 percent of the subject's ultimate yield is derived from the cash flow of the property with the balance attributable to the reversion or resale of the property at the conclusion of the holding period. Typical investor requirements dictate that a substantial amount of the value be derived from the cash flow. Finally, the average annual cash on cash return equals 10.9 percent.

================================================================================


                                      -98-
                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                   Dabney VII
                             10 Year Holding Period
                          Discounted Cash Flow Analysis

========================================================================================
                            Discount                                          Annual
Fiscal          Net             Rate       Present Value    Composition    Cash on Cash
 Year     Cash Flow           12.00%       of Cash Flows       Of Yield       Return
========================================================================================
 1998      $170,733      X    0.89286   =     $152,440          9.4%           10.7%
 1999      $176,669      X    0.79719   =     $140,839          8.7%           11.0%
 2000      $142,978      X    0.71178   =     $101,769          6.3%            8.9%
 2001      $164,021      X    0.63552   =     $104,238          6.4%           10.3%
 2002      $155,771      X    0.56743   =     $ 88,389          5.4%            9.7%
 2003      $185,114      X    0.50663   =     $ 93,785          5.8%           11.6%
 2004      $207,165      X    0.45235   =     $ 93,711          5.8%           12.9%
 2005      $175,343      X    0.40388   =     $ 70,818          4.4%           11.0%
 2006      $215,221      X    0.36061   =     $ 77,611          4.8%           13.5%
 2007      $151,609      X    0.32197   =     $ 48,814          3.0%            9.5%
                                              --------          ---            ----

Total Present Value of Cash Flows             $ 972,414          60%           10.9%
                                                                             Average
Reversion:
 2008       $220,842 (1)/      10.5%    =   $2,103,257
            Less: Cost of      4.0%         $   84,130
                                            ----------
            Net Reversion                   $2,019,127
            X Discount Factor                  0.32197
                                            ----------

Total Present Value of Reversion            $  650,105          40%

Total Present Value                         $1,622,519         100%

                                ROUNDED:    $1,600,000
                                            ==========

                               ----------------------------------------------------------
                                Net Rentable Area:                                33,149
                                Per SF NRA:                                          $48
                                Implicit Going-In Capitalization Rate:
                               Year One NOI                                     $177,363
                                  Going-In Capitalization Rate:                    11.1%
                               ==========================================================

Note: (1) Net Operating Income

========================================================================================

                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  Income Capitalization Approach
================================================================================

Dabney VIII

      This property consists of a 29,700 square foot, single story flex building which is 100 percent leased to one tenant. Dabney VIII has medium office build-out of 30 percent. Following is an analysis of the current rental income, vacancy and collection loss projections, and historical/future operating and non-operating expenses for this property.

      Current Rental Income

      Dabney VIII is 100 percent occupied by one tenant, United Power Corporation. This tenant has been at the property since March 1988. This lease has expired and the tenant is negotiating a three year extension at $6.14 per square foot. We have incorporated this extension in the following cash flow analysis. Thereafter, we assume a speculative leasing scenario. The Pro-Ject Lease Abstract Report is in the Addenda.

      The weighted average rental rate during the next 12 months is $6.17 per square foot industrial gross. Market rent for this property type (flex -- medium office build-out) is estimated at $6.35 per square foot.

      Expense Reimbursements

      Expense reimbursements for this property are similar to those discussed above, and are treated the same way in this analysis.

      Allowance for Vacancy and Credit Loss

      We used the same above discussed parameters for this property relative to credit loss and renewal probability. The resulting overall average occupancy rate over the ten year holding period is 96.7 percent. Including our overall vacancy/global credit loss allowance, the implied overall occupancy rate is 94.7 percent.

      Total Operating Expenses

      Historical total operating expenses at Dabney VIII has been fairly consistent and ranged from a low of $1.25 per square foot in 1994 to a high of $1.37 per square foot in 1995. The 1997 budget calls for $1.40 per square foot. With the exception of real estate taxes, we estimated operating expenses similar to ownership's budget projections. As discussed in the Real Estate Tax and Assessment section, the 1997 assessment increased by about 12 percent and subsequently, the tax liability increased slightly for this property. We used the actual real estate tax liability in the cash flow. Based on this, we project operating expenses to be $1.56 per square foot in the initial year of the holding period.

      Other Non-Operating Expenses

      We employed the same tenant improvement allowance, leasing commissions and capital reserves as used for the above discussed flex properties.

================================================================================


                                      -100-
                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                   Dabney VIII
                               Cash Flow Analysis

=================================================================================================================
                                   1           2           3           4           5           6           7
       Fiscal Year              1998        1999        2000        2001        2002        2003        2004
=================================================================================================================
Revenue From Operations
  Minimum Rent               $ 183,270   $ 188,768   $ 161,220   $ 169,235   $ 208,159   $ 214,403   $ 220,836
  Expense Recoveries         $     135   $     545   $     873   $     295   $     894   $   1,515   $   2,157
  Other Income               $       0   $       0   $       0   $       0   $       0   $       0   $       0
  Vacancy & Collection Loss  ($  3,668)  ($  3,786)  ($  3,242)  ($  3,391)  ($  4,181)  ($  4,318)  ($  4,460)
                             ------------------------------------------------------------------------------------

Effective Gross Income       $ 179,737   $ 185,527   $ 158,851   $ 166,139   $ 204,872   $ 211,600   $ 218,533

Expenses
  Operating Expenses         $  21,184   $  21,741   $  22,502   $  23,290   $  24,105   $  24,949   $  25,822
  G&A Expense                $   7,061   $   7,247   $   7,501   $   7,763   $   8,035   $   8,316   $   8,607
  Management                 $   5,392   $   5,566   $   4,766   $   4,984   $   6,146   $   6,348   $   6,556
  Real Estate Taxes          $  12,583   $  12,914   $  13,366   $  13,834   $  14,318   $  14,820   $  15,338
                             ------------------------------------------------------------------------------------

  Total Expenses             $  46,220   $  47,468   $  48,135   $  49,871   $  52,604   $  54,433   $  56,323

Net Operating Income         $ 133,517   $ 138,059   $ 110,716   $ 116,268   $ 152,268   $ 157,167   $ 162,210

  Commisions                 $       0   $       0   $       0   $  49,795   $       0   $       0   $       0
  Capital Reserves           $   5,940   $   6,044   $   6,255   $   6,474   $   6,701   $   6,936   $   7,178
  Alterations                $       0   $       0   $       0   $  30,754   $       0   $       0   $       0
                             ------------------------------------------------------------------------------------

Net Cash Flow                $ 127,577   $ 132,015   $ 104,461   $  29,245   $ 145,567   $ 150,231   $ 155,032
=================================================================================================================

==========================================================================
                                   8           9          10          11
       Fiscal Year              2005        2006        2007        2008
==========================================================================

Revenue From Operations
  Minimum Rent               $ 227,461   $ 234,284   $ 241,313   $ 169,044
  Expense Recoveries         $   2,821   $   3,509   $   4,221   $     764
  Other Income               $       0   $       0   $       0   $       0
  Vacancy & Collection Loss  ($  4,606)  ($  4,756)  ($  4,911)  ($  3,396)
                             ---------------------------------------------

Effective Gross Income       $ 225,676   $ 233,037   $ 240,623   $ 166,412

Expenses
  Operating Expenses         $  26,726   $  27,661   $  28,629   $  29,631
  G&A Expense                $   8,909   $   9,220   $   9,543   $   9,877
  Management                 $   6,770   $   6,991   $   7,219   $   4,992
  Real Estate Taxes          $  15,875   $  16,431   $  17,006   $  17,601
                             ---------------------------------------------

  Total Expenses             $  58,280   $  60,303   $  62,397   $  62,101

Net Operating Income         $ 167,396   $ 172,734   $ 178,226   $ 104,311

  Commisions                 $       0   $       0   $       0   $  63,079
  Capital Reserves           $   7,430   $   7,690   $   7,959   $   8,237
  Alterations                $       0   $       0   $       0   $  40,497
                             ---------------------------------------------

Net Cash Flow                $ 159,966   $ 165,044   $ 170,267   ($  7,502)
==========================================================================

                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  Income Capitalization Approach
================================================================================

      Terminal Capitalization Rate

      Similarly, we selected the same terminal capitalization rate of 10.5 percent for this property.

      Transaction Costs

      A costs of sale of 4.0 percent is used in this analysis.

      Discount Rate

      We used an IRR of 12.0 percent. On the following page is the Discounted Cash Flow Analysis for this asset. Using the above indicated rates of return, our cash flow model indicated a value of $1,000,000 or $33.67 per square foot. This value estimate produces an implied going-in capitalization rate of 13.4 percent. This is skewed upward due to the essentially 100 percent leased status coupled, the anticipated rollover in the terminal year. This results in a negative cash flow in Year Eleven of the analysis. As such, we also considered the value indications from holding periods ranging from ten to 15 years, the average of which suggested a value of $1,200,000. See the second following page. The lower value indication for the ten year holding period is due to the entire building rolling in the terminal year. We believe that an owner would attempt to optimize the date of sale rather than sale the property in exactly ten years. Therefore, we concluded to this higher value of $1,200,000. The implied going-in capitalization rate at the concluded value estimate is 11.1 percent.

================================================================================


                                      -102-
                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                   Dabney VIII
                             10 Year Holding Period
                          Discounted Cash Flow Analysis

========================================================================================
                            Discount                                          Annual
Fiscal          Net             Rate       Present Value    Composition    Cash on Cash
 Year     Cash Flow           12.00%       of Cash Flows       Of Yield       Return
========================================================================================
 1998      $127,577     X    0.89286   =      $113,908          11.1%          12.8%
 1999      $132,015     X    0.79719   =      $105,242          10.2%          13.2%
 2000      $104,461     X    0.71178   =      $ 74,353           7.2%          10.4%
 2001      $ 29,245     X    0.63552   =      $ 18,586           1.8%           2.9%
 2002      $145,567     X    0.56743   =      $ 82,599           8.0%          14.6%
 2003      $150,231     X    0.50663   =      $ 76,112           7.4%          15.0%
 2004      $155,032     X    0.45235   =      $ 70,129           6.8%          15.5%
 2005      $159,966     X    0.40388   =      $ 64,608           6.3%          16.0%
 2006      $165,044     X    0.36061   =      $ 59,517           5.8%          16.5%
 2007      $170,267     X    0.32197   =      $ 54,821           5.3%          17.0%
                                              --------          ----           ----

Total Present Value of Cash Flows             $ 719,873          70%           13.4%
                                                                             Average
Reversion:
 2008       $104,311 (1)/      10.5%    =   $  993,438
            Less: Cost of      4.0%         $   39,738
                                            ----------
            Net Reversion                   $  953,701
            X Discount Factor                  0.32197
                                            ----------

Total Present Value of Reversion            $  307,066          30%

Total Present Value                         $1,026,939         100%

                                ROUNDED:    $1,000,000
                                            ==========

                               ----------------------------------------------------------
                                Net Rentable Area:                                29,700
                                Per SF NRA:                                       $33.67
                                Implicit Going-In Capitalization Rate:
                               Year One NOI                                     $133,517
                                  Going-In Capitalization Rate:                    13.4%
                               ==========================================================

Note: (1) Net Operating Income

========================================================================================

                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                   Dabney VIII

                              Present Value Report

================================================================================

IRR or Discount Rate    12.00%
       Cost of Sales      4.0%
   Terminal Cap Rate     10.5%

================================================================================
                                                            CF as %
Sale at End of Year:   Residual  Residual PV  Cash Flow PV  of Total   Total PV
================================================================================

                 10   $  953,701   $307,066     $719,873      70.1%   $1,026,939
                 11   $1,732,379   $498,018     $717,716      59.0%   $1,215,734
                 12   $1,788,379   $459,032     $764,163      62.5%   $1,223,195
                 13   $1,846,043   $423,066     $806,968      65.6%   $1,230,033
                 14   $1,905,362   $389,875     $846,414      68.5%   $1,236,289
                 15   $1,966,391   $359,252     $882,761      71.1%   $1,242,013

                                                Average:              $1,195,701

================================================================================

                  Value Conclusion:           $1,200,000

                  =======================================
                  Square Feet NRA:                29,700
                  Value Per SF NRA:          $        40

                  Year One NOI:              $   133,517
                  Implied Going-In
                    Capitalization Rate:            11.1%

                  Average Cash on Cash
                    Return over 10 Year Hold:       13.4%
                  =======================================

                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  Income Capitalization Approach
================================================================================

Dabney IX

      This property is a 30,263 square foot single story flex building which is now 95 percent occupied by eight tenants. Following is an analysis of the current rental income, vacancy and collection loss projections, and historical/future operating and fixed expenses for this property.

      Current Rental Income

      The weighted average rental rate during the next 12 months is $7.27 per square foot industrial gross. The Pro-Ject Lease Abstract Report is in the Addenda. In our opinion, this property's tenant base is composed of local tenants which represents no atypical credit risk. Market rent for this property was discussed above as $7.30 per square foot.

      Expense Reimbursements

      Expense reimbursements for this property are similar to Dabney I (as previously discussed) and were treated the same way in this analysis.

      Allowance for Vacancy and Credit Loss

      We used the same parameters for this property as for Dabney I relative to credit loss and renewal probability. The resulting overall average occupancy rate over the ten year holding period is 95.4 percent. Including our overall vacancy/global credit loss allowance, the implied overall occupancy rate is 93.4 percent.

      Total Operating Expenses

      Historic operating expenses at this building ranged from a low of $1.58 per square foot in 1994 to a high of $2.22 per square foot in 1995. The 1997 budget calls for $1.98 per square foot. In the initial year of the investment holding period, we project operating expenses to be $2.34 per square foot, primarily due to a 67 percent increase in taxes.

      Other Non-Operating Expenses

      We employed the same tenant improvement allowance, leasing commissions and capital reserves as used in Dabney I above.

================================================================================


                                      -105-
                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                    Dabney IX
                               Cash Flow Analysis

=================================================================================================================
                                   1           2           3           4           5           6           7
       Fiscal Year              1998        1999        2000        2001        2002        2003        2004
=================================================================================================================
Revenue From Operations
  Minimum Rent               $ 208,885   $ 241,756   $ 246,582   $ 252,493   $ 245,391   $ 244,870   $ 260,570
  Expense Recoveries         $   4,543   $   3,769   $   4,112   $   4,387   $   3,055   $   2,616   $   2,190
  Other Income               $       0   $       0   $       0   $       0   $       0   $       0   $       0
  Vacancy & Collection Loss  ($  4,269)  ($  4,911)  ($  5,014)  ($  5,138)  ($  4,969)  ($  4,950)  ($  5,255)
                             ------------------------------------------------------------------------------------

Effective Gross Income       $ 209,159   $ 240,614   $ 245,680   $ 251,742   $ 243,477   $ 242,536   $ 257,505

Expenses
  Operating Expenses         $  38,333   $  39,342   $  40,719   $  42,144   $  43,619   $  45,145   $  46,726
  G&A Expense                $  12,105   $  12,424   $  12,859   $  13,309   $  13,774   $  14,256   $  14,755
  Management                 $   6,275   $   7,218   $   7,370   $   7,552   $   7,304   $   7,276   $   7,725
  Real Estate Taxes          $  14,174   $  14,547   $  15,056   $  15,583   $  16,129   $  16,693   $  17,277
                             ------------------------------------------------------------------------------------

  Total Expenses             $  70,887   $  73,531   $  76,004   $  78,588   $  80,826   $  83,370   $  86,483

Net Operating Income         $ 138,272   $ 167,083   $ 169,676   $ 173,154   $ 162,651   $ 159,166   $ 171,022

  Commisions                 $  28,150   $       0   $   3,122   $   3,137   $  16,803   $  13,589   $       0
  Capital Reserves           $   6,053   $   6,159   $   6,374   $   6,597   $   6,828   $   7,067   $   7,314
  Alterations                $  15,813   $       0   $   1,677   $   1,693   $   9,082   $   7,407   $       0
                             ------------------------------------------------------------------------------------

Net Cash Flow                $  88,256   $ 160,924   $ 158,503   $ 161,727   $ 129,938   $ 131,103   $ 163,708
=================================================================================================================

==========================================================================
                                   8           9          10          11
       Fiscal Year              2005        2006        2007        2008
==========================================================================

Revenue From Operations
  Minimum Rent               $ 250,567   $ 256,636   $ 278,384   $ 290,644
  Expense Recoveries         $   2,523   $   1,779   $   2,453   $   3,085
  Other Income               $       0   $       0   $       0   $       0
  Vacancy & Collection Loss  ($  5,062)  ($  5,168)  ($  5,617)  ($  5,875)
                             ---------------------------------------------

Effective Gross Income       $ 248,028   $ 253,247   $ 275,220   $ 287,854

Expenses
  Operating Expenses         $  48,361   $  50,054   $  51,805   $  53,619
  G&A Expense                $  15,272   $  15,806   $  16,360   $  16,932
  Management                 $   7,441   $   7,597   $   8,257   $   8,636
  Real Estate Taxes          $  17,882   $  18,508   $  19,156   $  19,826
                             ---------------------------------------------

  Total Expenses             $  88,956   $  91,965   $  95,578   $  99,013

Net Operating Income         $ 159,072   $ 161,282   $ 179,642   $ 188,841

  Commisions                 $   8,386   $  18,897   $   3,840   $       0
  Capital Reserves           $   7,570   $   7,835   $   8,110   $   8,393
  Alterations                $   4,615   $  10,401   $   2,134   $       0
                             ---------------------------------------------

Net Cash Flow                $ 138,501   $ 124,149   $ 165,558   $ 180,448
==========================================================================

                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  Income Capitalization Approach
================================================================================

      Terminal Capitalization Rate

      Similarly, we selected the same terminal cap rate for this building.

      Transaction Costs

      The costs of sale were again the same discussed for Dabney I.

      Discount Rate

      We again used an IRR of 12.0 percent.

      On the following page is the Discounted Cash Flow Analysis for this asset. Using the above indicated rates of return, our cash flow model indicated a value of $1,300,000 or $43 per square foot. This value estimate produces an implied going-in capitalization rate of 10.6 percent, a figure well within the anticipated return necessary to interest investors for this quality of building. It is skewed upward slightly due to the high occupancy of this building.

      Regarding the composition of the yield, a significant 59 percent of the subject's ultimate yield is derived from the cash flow of the property with the balance attributable to the reversion or resale of the property at the conclusion of the holding period. Typical investor requirements dictate that a substantial amount of the value be derived from the cash flow. Finally, the average annual cash on cash return equals 10.9 percent.

================================================================================


                                      -107-
                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                    Dabney IX
                             10 Year Holding Period
                          Discounted Cash Flow Analysis

========================================================================================
                            Discount                                          Annual
Fiscal          Net             Rate       Present Value    Composition    Cash on Cash
 Year     Cash Flow           12.00%       of Cash Flows       Of Yield       Return
========================================================================================
 1998      $ 88,256     X    0.89286   =      $ 78,800           5.9%           6.8%
 1999      $160,924     X    0.79719   =      $128,288           9.5%          12.4%
 2000      $158,503     X    0.71178   =      $112,819           8.4%          12.2%
 2001      $161,727     X    0.63552   =      $102,780           7.6%          12.4%
 2002      $129,938     X    0.56743   =      $ 73,730           5.5%          10.0%
 2003      $131,103     X    0.50663   =      $ 66,421           4.9%          10.1%
 2004      $163,708     X    0.45235   =      $ 74,053           5.5%          12.6%
 2005      $138,501     X    0.40388   =      $ 55,938           4.2%          10.7%
 2006      $124,149     X    0.36061   =      $ 44,769           3.3%           9.5%
 2007      $165,558     X    0.32197   =      $ 53,305           4.0%          12.7%
                                              --------          ----           ----

Total Present Value of Cash Flows             $790,905           59%           10.9%
                                                                             Average
Reversion:
 2008       $188,841 (1)/      10.5%    =   $1,798,486
            Less: Cost of      4.0%         $   71,939
                                            ----------
            Net Reversion                   $1,726,546
            X Discount Factor                  0.32197
                                            ----------

Total Present Value of Reversion            $  555,902          41%

Total Present Value                         $1,346,806         100%

                                ROUNDED:    $1,300,000
                                            ==========

                               ----------------------------------------------------------
                                Net Rentable Area:                                30,262
                                Per SF NRA:                                          $43
                                Implicit Going-In Capitalization Rate:
                               Year One NOI                                     $138,272
                                  Going-In Capitalization Rate:                    10.6%
                               ==========================================================

Note: (1) Net Operating Income

========================================================================================

================================================================================

                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  Income Capitalization Approach
================================================================================

Dabney X

      This property is a 85,844 square foot single story flex building which is now 97 percent occupied by seven tenants. Following is an analysis of the current rental income, vacancy and collection loss projections, and historical/future operating and fixed expenses for this property.

      Current Rental Income

      The weighted average rental rate during the next 12 months is $6.14 per square foot industrial gross. The Pro-Ject Lease Abstract Report is in the Addenda. In our opinion, this property's tenant base is comprised of local tenants which represents no atypical credit risk. Market rent for this property was discussed above as $7.30 per square foot.

      Expense Reimbursements

      Expense reimbursements for this property are similar to Dabney I (as previously discussed) and were treated the same way in this analysis.

      Allowance for Vacancy and Credit Loss

      We used the same parameters for this property as for Dabney I relative to credit loss and renewal probability. The resulting overall average occupancy rate over the ten year holding period is 95.0 percent. Including our overall vacancy/global credit loss allowance, the implied overall occupancy rate is 93.0 percent.

      Total Operating Expenses

      Historic operating expenses at this building ranged from a low of $1.30 per square foot in 1995 to a high of $1.32 per square foot in 1996. The 1997 budget calls for $1.53 per square foot. In the initial year of the investment holding period, we project operating expenses to be $1.60 per square foot, again due to a significant increase in taxes.

      Other Non-Operating Expenses

      We employed the same tenant improvement allowance, leasing commissions and capital reserves as used in Dabney I above.


================================================================================


                                      -109-
                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                    Dabney X
                               Cash Flow Analysis

================================================================================

                                   1           2           3           4           5           6           7
        Fiscal Year             1998        1999        2000        2001        2002        2003        2004
================================================================================================================
Revenue From Operations
   Minimum Rent               $ 527,339   $ 553,694   $ 573,390   $ 599,450   $ 636,151   $ 656,226   $ 636,284
   Expense Recoveries         $  13,069   $  11,782   $   9,004   $   9,772   $  10,307   $  12,057   $   7,843
   Other Income               $       0   $       0   $       0   $       0   $       0   $       0   $       0
   Vacancy & Collection Loss  ($ 10,808)  ($ 11,310)  ($ 11,648)  ($ 12,184)  ($ 12,929)  ($ 13,366)  ($ 12,883)
                              ----------------------------------------------------------------------------------

Effective Gross Income        $ 529,600   $ 554,166   $ 570,746   $ 597,038   $ 633,529   $ 654,917   $ 631,244

Expenses
   Operating Expenses         $  50,438   $  51,765   $  53,577   $  55,452   $  57,393   $  59,402   $  61,481
   G&A Expense                $  30,263   $  31,059   $  32,146   $  33,271   $  34,436   $  35,641   $  36,889
   Management                 $  15,888   $  16,625   $  17,122   $  17,911   $  19,006   $  19,648   $  18,937
   Real Estate Taxes          $  40,844   $  41,920   $  43,387   $  44,905   $  46,477   $  48,104   $  49,787
                              ----------------------------------------------------------------------------------

   Total Expenses             $ 137,433   $ 141,369   $ 146,232   $ 151,539   $ 157,312   $ 162,795   $ 167,094

Net Operating Income          $ 392,167   $ 412,797   $ 424,514   $ 445,499   $ 476,217   $ 492,122   $ 464,150

   Commisions                 $  15,431   $  44,750   $  24,286   $       0   $  22,434   $   5,065   $  65,081
   Capital Reserves           $  17,169   $  17,469   $  18,081   $  18,714   $  19,368   $  20,046   $  20,748
   Alterations                $  10,044   $  23,890   $  13,047   $       0   $  12,110   $   2,761   $  35,647
                              ----------------------------------------------------------------------------------

Net Cash Flow                 $ 349,523   $ 326,688   $ 369,100   $ 426,785   $ 422,305   $ 464,250   $ 342,674

                                   8           9          10          11
        Fiscal Year             2005        2006        2007        2008
===========================================================================
Revenue From Operations
   Minimum Rent               $ 748,350   $ 752,119   $ 729,520   $ 831,700
   Expense Recoveries         $   6,361   $   6,632   $   5,285   $   6,557
   Other Income               $       0   $       0   $       0   $       0
   Vacancy & Collection Loss  ($ 15,094)  ($ 15,175)  ($ 14,696)  ($ 16,765)
                              ---------------------------------------------

Effective Gross Income        $ 739,617   $ 743,576   $ 720,109   $ 821,492

Expenses
   Operating Expenses         $  63,633   $  65,860   $  68,165   $  70,551
   G&A Expense                $  38,180   $  39,516   $  40,899   $  42,330
   Management                 $  22,189   $  22,307   $  21,603   $  24,645
   Real Estate Taxes          $  51,530   $  53,333   $  55,200   $  57,132
                              ---------------------------------------------

   Total Expenses             $ 175,532   $ 181,016   $ 185,867   $ 194,658

Net Operating Income          $ 564,085   $ 562,560   $ 534,242   $ 626,834

   Commisions                 $   5,363   $  22,847   $  68,795   $       0
   Capital Reserves           $  21,474   $  22,226   $  23,004   $  23,809
   Alterations                $   2,952   $  12,575   $  38,129   $       0
                              ---------------------------------------------

Net Cash Flow                 $ 534,296   $ 504,912   $ 404,314   $ 603,025

================================================================================

                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  Income Capitalization Approach
================================================================================

      Terminal Capitalization Rate

      Similarly, we selected the same terminal cap rate for this building.

      Transaction Costs

      The costs of sale were again the same discussed for Dabney I.

      Discount Rate

      We again used an IRR of 12.0 percent.

      On the following page is the Discounted Cash Flow Analysis for this asset. Using the above indicated rates of return, our cash flow model indicated a value of $4,100,000 or $48 per square foot. This value estimate produces an implied going-in capitalization rate of 9.6 percent, a figure well within the anticipated return necessary to interest investors for this quality of building.

      Regarding the composition of the yield, 55 percent of the subject's ultimate yield is derived from the cash flow of the property with the balance attributable to the reversion or resale of the property at the conclusion of the holding period. Typical investor requirements dictate that a substantial amount of the value be derived from the cash flow. Finally, the average annual cash on cash return equals 10.1 percent.

================================================================================


                                      -111-
                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                    Dabney X
                             10 Year Holding Period
                          Discounted Cash Flow Analysis

===================================================================================================
                                   Discount                                               Annual
   Fiscal             Net            Rate            Present Value       Composition   Cash on Cash
    Year           Cash Flow        12.00%           of Cash Flows        Of Yield        Return
===================================================================================================
      1998         $349,523     X   0.89286   =         $312,074            7.6%            8.5%
      1999         $326,688     X   0.79719   =         $260,434            6.3%            8.0%
      2000         $369,100     X   0.71178   =         $262,718            6.4%            9.0%
      2001         $426,785     X   0.63552   =         $271,230            6.6%           10.4%
      2002         $422,305     X   0.56743   =         $239,627            5.8%           10.3%
      2003         $464,250     X   0.50663   =         $235,203            5.7%           11.3%
      2004         $342,674     X   0.45235   =         $155,008            3.8%            8.4%
      2005         $534,296     X   0.40388   =         $215,793            5.3%           13.0%
      2006         $504,912     X   0.36061   =         $182,076            4.4%           12.3%
      2007         $404,314     X   0.32197   =         $130,178            3.2%            9.9%
                                                      ----------            ----           -----

Total Present Value of Cash Flows                     $2,264,342             55%           10.1%
                                                                                         Average

Reversion:
      2008          $626,834 (1)/      10.5%  =       $5,969,848
                    Less: Cost of       4.0%            $238,794
                                                      ----------
                    Net Reversion                     $5,731,054
                    X Discount Factor                    0.32197
                                                      ----------

Total Present Value of Reversion                      $1,845,246             45%

Total Present Value                                   $4,109,588            100%

                               ROUNDED:               $4,100,000
                                                      ==========

                             ---------------------------------------------------
                                 Net Rentable Area:                      85,844
                                 Per SF NRA:                                $48
                                 Implicit Going-In Capitalization Rate:
                               Year One NOI                            $392,167
                                    Going-In Capitalization Rate:           9.6%
                             ---------------------------------------------------

Note: (1) Net Operating Income

================================================================================


                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  Income Capitalization Approach
================================================================================

Dabney XI

      This property is a 45,250 square foot single story flex building which is now 100 percent occupied by five tenants. Following is an analysis of the current rental income, vacancy and collection loss projections, and historical/future operating and fixed expenses for this property.

      Current Rental Income

      The weighted average rental rate during the next 12 months is $6.26 per square foot industrial gross. The Pro-Ject Lease Abstract Report is in the Addenda. In our opinion, this property's tenant base is comprised of local tenants which represents no atypical credit risk. Market rent for this property was discussed above as $7.30 per square foot.

      Expense Reimbursements

      Expense reimbursements for this property are similar to Dabney I (as previously discussed) and were treated the same way in this analysis.

      Allowance for Vacancy and Credit Loss

      We used the same parameters for this property as for Dabney I relative to credit loss and renewal probability. The resulting overall average occupancy rate over the ten year holding period is 96.6 percent. Including our overall vacancy/global credit loss allowance, the implied overall occupancy rate is 94.6 percent.

      Total Operating Expenses

      Historic operating expenses at this building ranged from a low of $0.67 per square foot in 1994 to a high of $1.19 per square foot in 1996. The 1997 budget calls for $1.30 per square foot. In the initial year of the investment holding period, we project operating expenses to be $1.30 per square foot.

      Other Non-Operating Expenses

      We employed the same tenant improvement allowance, leasing commissions and capital reserves as used in Dabney I above.

================================================================================


                                      -113-
                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                    Dabney XI
                               Cash Flow Analysis

================================================================================

                                   1           2           3           4           5           6           7
        Fiscal Year             1998        1999        2000        2001        2002        2003        2004
================================================================================================================
Revenue From Operations
   Minimum Rent               $ 283,154   $ 293,199   $ 273,589   $ 299,875   $ 341,737   $ 351,987   $ 362,548
   Expense Recoveries         $     689   $   1,187   $   1,398   $   1,782   $   2,467   $   3,359   $   4,281
   Other Income               $       0   $       0   $       0   $       0   $       0   $       0   $       0
   Vacancy & Collection Loss  ($  5,677)  ($  5,888)  ($  5,500)  ($  6,033)  ($  6,884)  ($  7,107)  ($  7,337)
                              ----------------------------------------------------------------------------------

Effective Gross Income        $ 278,166   $ 288,498   $ 269,487   $ 295,624   $ 337,320   $ 348,239   $ 359,492

Expenses
   Operating Expenses         $  23,201   $  23,812   $  24,645   $  25,508   $  26,401   $  27,325   $  28,281
   G&A Expense                $   9,381   $   9,628   $   9,965   $  10,314   $  10,675   $  11,049   $  11,435
   Management                 $   8,345   $   8,655   $   8,085   $   8,869   $  10,120   $  10,447   $  10,785
   Real Estate Taxes          $  17,802   $  18,271   $  18,911   $  19,572   $  20,257   $  20,966   $  21,700
                              ----------------------------------------------------------------------------------

   Total Expenses             $  58,729   $  60,366   $  61,606   $  64,263   $  67,453   $  69,787   $  72,201

Net Operating Income          $ 219,437   $ 228,132   $ 207,881   $ 231,361   $ 269,867   $ 278,452   $ 287,291

   Commisions                 $       0   $       0   $  25,520   $  21,441   $       0   $       0   $       0
   Capital Reserves           $   9,050   $   9,208   $   9,531   $   9,864   $  10,209   $  10,567   $  10,937
   Alterations                $       0   $       0   $  13,675   $  11,575   $       0   $       0   $       0
                              ----------------------------------------------------------------------------------

Net Cash Flow                 $ 210,387   $ 218,924   $ 159,155   $ 188,481   $ 259,658   $ 267,885   $ 276,354

                                   8           9          10          11
        Fiscal Year             2005        2006        2007        2008
===========================================================================
Revenue From Operations
   Minimum Rent               $ 335,516   $ 412,935   $ 383,161   $ 402,997
   Expense Recoveries         $   2,656   $   3,158   $   3,054   $   2,475
   Other Income               $       0   $       0   $       0   $       0
   Vacancy & Collection Loss  ($  6,763)  ($  8,322)  ($  7,724)  ($  8,109)
                              ---------------------------------------------

Effective Gross Income        $ 331,409   $ 407,771   $ 378,491   $ 397,363

Expenses
   Operating Expenses         $  29,271   $  30,296   $  31,356   $  32,453
   G&A Expense                $  11,836   $  12,250   $  12,679   $  13,122
   Management                 $   9,942   $  12,233   $  11,355   $  11,921
   Real Estate Taxes          $  22,460   $  23,246   $  24,060   $  24,902
                              ---------------------------------------------

   Total Expenses             $  73,509   $  78,025   $  79,450   $  82,398

Net Operating Income          $ 257,900   $ 329,746   $ 299,041   $ 314,965

   Commisions                 $  46,025   $       0   $  31,884   $  26,370
   Capital Reserves           $  11,319   $  11,716   $  12,126   $  12,550
   Alterations                $  25,253   $       0   $  17,719   $  14,726
                              ---------------------------------------------

Net Cash Flow                 $ 175,303   $ 318,030   $ 237,312   $ 261,319

================================================================================

                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  Income Capitalization Approach
================================================================================

      Terminal Capitalization Rate

      Similarly, we selected the same terminal cap rate for this building.

      Transaction Costs

      The costs of sale were again the same discussed for Dabney I.

      Discount Rate

      We again used an IRR of 12.0 percent.

      On the following page is the Discounted Cash Flow Analysis for this asset. Using the above indicated rates of return, our cash flow model indicated a value of $2,200,000 or $49 per square foot. This value estimate produces an implied going-in capitalization rate of 10.0 percent, a figure well within the anticipated return necessary to interest investors for this quality of building. It is skewed upward slightly due to the high occupancy of this building.

      As a result, we also considered the value indications from holding periods ranging from ten to 15 years, the average of which suggested a value of $2,300,000. See the second following page. We believe that on owner would attempt to optimize the date of sale rather than sale at the end of exactly ten years. Therefore, we concluded to this higher figure. The lower value indication for the ten year holding period is due to significant lease expirations in either the terminal or following year. We believe that an owner would attempt to optimize the date of sale rather than sell the property in exactly ten years. Therefore, we concluded to this higher value which yielded an implied going-in capitalization rate of 9.5 percent, a figure well within the anticipated return necessary to interest investors for this quality of building.

================================================================================


                                      -115-
                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                    Dabney XI
                             10 Year Holding Period
                          Discounted Cash Flow Analysis

===================================================================================================
                                   Discount                                               Annual
   Fiscal             Net            Rate            Present Value       Composition   Cash on Cash
    Year           Cash Flow        12.00%           of Cash Flows        Of Yield        Return
===================================================================================================
      1998         $210,387    X    0.89286  =          $187,846            8.6%            9.6%
      1999         $218,924    X    0.79719  =          $174,525            8.0%           10.0%
      2000         $159,155    X    0.71178  =          $113,283            5.2%            7.2%
      2001         $188,481    X    0.63552  =          $119,783            5.5%            8.6%
      2002         $259,658    X    0.56743  =          $147,337            6.7%           11.8%
      2003         $267,885    X    0.50663  =          $135,719            6.2%           12.2%
      2004         $276,354    X    0.45235  =          $125,009            5.7%           12.6%
      2005         $175,303    X    0.40388  =           $70,802            3.2%            8.0%
      2006         $318,030    X    0.36061  =          $114,685            5.2%           14.5%
      2007         $237,312    X    0.32197  =           $76,408            3.5%           10.8%
                                                      ----------            ----           -----

Total Present Value of Cash Flows                     $1,265,396             58%           10.5%
                                                                                         Average

Reversion:
      2008         $314,965 (1)/      10.5%  =        $2,999,667
                   Less: Cost of       4.0%             $119,987
                                                      ----------
                   Net Reversion                      $2,879,680
                   X Discount Factor                     0.32197
                                                      ----------

Total Present Value of Reversion                        $927,180            42%

Total Present Value                                   $2,192,576           100%

                               ROUNDED:               $2,200,000
                                                      ==========

                               -------------------------------------------------
                                Net Rentable Area:                       45,250
                                Per SF NRA:                                 $49
                                Implicit Going-In Capitalization Rate:
                               Year One NOI:                           $219,437
                                    Going-In Capitalization Rate:          10.0%
                               -------------------------------------------------

Note: (1) Net Operating Income

================================================================================


                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                    Dabney XI

                              Present Value Report

================================================================================
IRR or Discount Rate               12.00%
       Cost of Sales                 4.0%
   Terminal Cap Rate                10.5%

=====================================================================================================
                                                                            CF as %
 Sale at End of Year:        Residual         Residual PV    Cash Flow PV   of Total       Total PV
=====================================================================================================
                     10     $2,879,680        $927,180        $1,265,396      57.7%       $2,192,576
                     11     $3,275,035        $941,494        $1,340,519      58.7%       $2,282,013
                     12     $3,379,109        $867,333        $1,429,128      62.2%       $2,296,461
                     13     $3,486,235        $798,955        $1,510,747      65.4%       $2,309,703
                     14     $2,919,717        $597,432        $1,585,923      72.6%       $2,183,355
                     15     $3,695,333        $675,123        $1,625,089      70.6%       $2,300,212

                                                                Average:                  $2,260,720
=====================================================================================================

                         Value Conclusion:                    $2,300,000

                        =================================================
                         Square Feet NRA:                         45,250
                         Value Per SF NRA:                           $51

                         Year One NOI:                          $219,437
                         Implied Going-In
                           Capitalization Rate:                      9.5%

                         Average Cash on Cash
                           Return over 10 Year Hold:                10.5%
                        =================================================

================================================================================


                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  Income Capitalization Approach
================================================================================

Dabney A-1

      This property is a 15,389 square foot single story flex building which is now 100 percent occupied by two tenants. Following is an analysis of the current rental income, vacancy and collection loss projections, and historical/future operating and fixed expenses for this property.

      Current Rental Income

      The weighted average rental rate during the next 12 months is $10.82 per square foot with one tenant on a full service basis and the other on a triple net basis. The Pro-Ject Lease Abstract Report is in the Addenda. In our opinion, this property's tenant base is comprised of local tenants which represents no atypical credit risk. Market rent for this property was discussed above as $8.50 per square foot triple net.

      Expense Reimbursements

      Expense reimbursements for this property are triple net for one tenant and pro rata above a base year (or full service) for the other. In the future, we treated tenants on a triple net basis.

      Allowance for Vacancy and Credit Loss

      We used the same parameters for this property as for Dabney I relative to credit loss and renewal probability. The resulting overall average occupancy rate over the ten year holding period is 98.5 percent. Including our overall vacancy/global credit loss allowance, the implied overall occupancy rate is 96.5 percent.

      Total Operating Expenses

      Historic operating expenses at this building ranged from a low of $1.82 per square foot in 1995 to a high of $2.83 per square foot in 1994. The 1997 budget calls for $4.97 per square foot due to a change from triple net to full service on one of the tenants. In the initial year of the investment holding period, we project operating expenses to be $4.59 per square foot, consistent with the current lease structure.

      Other Non-Operating Expenses

      We employed the same tenant improvement allowance, leasing commissions and capital reserves as used in Dabney I above.

================================================================================


                                      -118-
                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                   Dabney A-1
                               Cash Flow Analysis

================================================================================

                                   1           2           3           4           5           6           7
        Fiscal Year             1998        1999        2000        2001        2002        2003        2004
================================================================================================================
Revenue From Operations
   Minimum Rent               $ 166,458   $ 171,451   $ 176,594   $ 181,892   $ 169,091   $ 139,514   $ 155,029
   Expense Recoveries         $  38,830   $  40,743   $  43,286   $  45,632   $  47,110   $  76,584   $  85,866
   Other Income               $       0   $       0   $       0   $       0   $       0   $       0   $       0
   Vacancy & Collection Loss  ($  4,106)  ($  4,244)  ($  4,398)  ($  4,550)  ($  4,324)  ($  4,322)  ($  4,818)
                              ----------------------------------------------------------------------------------

Effective Gross Income        $ 201,182   $ 207,950   $ 215,482   $ 222,974   $ 211,877   $ 211,776   $ 236,077

Expenses
   Operating Expenses         $  50,438   $  51,765   $  53,577   $  55,452   $  57,393   $  59,402   $  61,481
   G&A Expense                $   6,053   $   6,212   $   6,429   $   6,654   $   6,887   $   7,128   $   7,378
   Management                 $   6,035   $   6,239   $   6,464   $   6,689   $   6,356   $   6,353   $   7,082
   Real Estate Taxes          $   8,051   $   8,263   $   8,552   $   8,851   $   9,161   $   9,482   $   9,814
                              ----------------------------------------------------------------------------------

   Total Expenses             $  70,577   $  72,479   $  75,022   $  77,646   $  79,797   $  82,365   $  85,755

Net Operating Income          $ 130,605   $ 135,471   $ 140,460   $ 145,328   $ 132,080   $ 129,411   $ 150,322

   Commisions                 $       0   $       0   $       0   $       0   $       0   $  16,667   $       0
   Capital Reserves           $   3,078   $   3,132   $   3,241   $   3,355   $   3,472   $   3,594   $   3,719
   Alterations                $       0   $       0   $       0   $       0   $       0   $  23,294   $       0
                              ----------------------------------------------------------------------------------

Net Cash Flow                 $ 127,527   $ 132,339   $ 137,219   $ 141,973   $ 128,608   $  85,856   $ 146,603

                                   8           9          10          11
        Fiscal Year             2005        2006        2007        2008
===========================================================================
Revenue From Operations
   Minimum Rent               $ 159,679   $ 164,470   $ 161,418   $ 149,242
   Expense Recoveries         $  88,845   $  91,736   $  90,017   $  84,781
   Other Income               $       0   $       0   $       0   $       0
   Vacancy & Collection Loss  ($  4,970)  ($  5,124)  ($  5,029)  ($  4,680)
                              ---------------------------------------------

Effective Gross Income        $ 243,554   $ 251,082   $ 246,406   $ 229,343

Expenses
   Operating Expenses         $  63,633   $  65,860   $  68,165   $  70,551
   G&A Expense                $   7,636   $   7,903   $   8,180   $   8,466
   Management                 $   7,307   $   7,532   $   7,392   $   6,880
   Real Estate Taxes          $  10,157   $  10,513   $  10,881   $  11,261
                              ---------------------------------------------

   Total Expenses             $  88,733   $  91,808   $  94,618   $  97,158

Net Operating Income          $ 154,821   $ 159,274   $ 151,788   $ 132,185

   Commisions                 $       0   $       0   $       0   $  23,155
   Capital Reserves           $   3,850   $   3,984   $   4,124   $   4,268
   Alterations                $       0   $       0   $       0   $  33,155
                              ---------------------------------------------

Net Cash Flow                 $ 150,971   $ 155,290   $ 147,664   $  71,607

================================================================================

                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  Income Capitalization Approach
================================================================================

      Terminal Capitalization Rate

      Similarly, we selected the same terminal cap rate for this building.

      Transaction Costs

      The costs of sale were again the same discussed for Dabney I.

      Discount Rate

      We again used an IRR of 12.0 percent.

      On the following page is the Discounted Cash Flow Analysis for this asset. Using the above indicated rates of return, our cash flow model indicated a value of $1,100,000 or $71 per square foot. This value estimate produces an implied going-in capitalization rate of 11.9 percent, a figure well within the anticipated return necessary to interest investors for this quality of building. It is skewed upward due to the 100 percent leased status of this building.

      As a result, we also considered the value indications from holding periods ranging from ten to 15 years, the average of which suggested a value of $1,200,000. See the second following page. We believe that on owner would attempt to optimize the date of sale rather than sale at the end of exactly ten years. Therefore, we concluded to this higher figure. The lower value indication for the ten year holding period is due to significant lease expirations in either the terminal or following year. We believe that an owner would attempt to optimize the date of sale rather than sell the property in exactly ten years. Therefore, we concluded to this higher value which yielded an implied going-in capitalization rate of 10.9 percent, a figure well within the anticipated return necessary to interest investors for this quality of building.

================================================================================


                                      -120-
                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                   Dabney A-1
                             10 Year Holding Period
                          Discounted Cash Flow Analysis

===================================================================================================
                                   Discount                                               Annual
   Fiscal             Net            Rate            Present Value       Composition   Cash on Cash
    Year           Cash Flow        12.00%           of Cash Flows        Of Yield        Return
===================================================================================================
      1998         $127,527   X     0.89286   =         $113,863            10.0%          11.6%
      1999         $132,339   X     0.79719   =         $105,500            9.2%           12.0%
      2000         $137,219   X     0.71178   =          $97,670            8.5%           12.5%
      2001         $141,973   X     0.63552   =          $90,226            7.9%           12.9%
      2002         $128,608   X     0.56743   =          $72,976            6.4%           11.7%
      2003          $85,856   X     0.50663   =          $43,497            3.8%            7.8%
      2004         $146,603   X     0.45235   =          $66,316            5.8%           13.3%
      2005         $150,971   X     0.40388   =          $60,975            5.3%           13.7%
      2006         $155,290   X     0.36061   =          $55,999            4.9%           14.1%
      2007         $147,664   X     0.32197   =          $47,544            4.2%           13.4%
                                                        --------            ----           -----

Total Present Value of Cash Flows                       $754,566             66%           12.3%
                                                                                         Average

Reversion:
      2008         $132,185 (1)/      10.5%   =       $1,258,905
                   Less: Cost of      4.0%               $50,356
                                                      ----------
                   Net Reversion                      $1,208,549
                   X Discount Factor                     0.32197
                                                      ----------

Total Present Value of Reversion                        $389,120             34%

Total Present Value                                   $1,143,686            100%

                                 ROUNDED:             $1,100,000
                                                      ==========

                               -------------------------------------------------
                                  Net Rentable Area:                     15,389
                                  Per SF NRA:                               $71
                                  Implicit Going-In Capitalization Rate:
                                 Year One NOI                          $130,605
                                     Going-In Capitalization Rate:         11.9%
                               -------------------------------------------------

Note: (1) Net Operating Income

================================================================================


                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                   Dabney A-1
                              Present Value Report

================================================================================
IRR or Discount Rate               12.00%
       Cost of Sales                 4.0%
   Terminal Cap Rate                10.5%

=====================================================================================================
                                                                            CF as %
 Sale at End of Year:        Residual         Residual PV    Cash Flow PV   of Total       Total PV
=====================================================================================================
                   10       $1,208,549        $389,120        $754,566        66.0%       $1,143,686
                   11       $1,565,879        $450,153        $775,151        63.3%       $1,225,304
                   12       $1,247,205        $320,126        $817,977        71.9%       $1,138,104
                   13       $1,682,249        $385,528        $836,324        68.4%       $1,221,852
                   14       $1,732,626        $354,530        $873,005        71.1%       $1,227,534
                   15       $1,784,402        $326,004        $906,732        73.6%       $1,232,736

                                                               Average:                   $1,198,203
=====================================================================================================

                         Value Conclusion:                  $1,200,000

                        =================================================
                         Square Feet NRA:                       15,389
                         Value Per SF NRA:                         $78

                         Year One NOI:                        $130,605
                         Implied Going-In
                           Capitalization Rate:                   10.9%

                         Average Cash on Cash
                            Return over 10 Year Hold:             12.3%
                        =================================================

================================================================================


                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  Income Capitalization Approach
================================================================================

Dabney A-2

      This property is a 33,050 square foot single story flex building which is now 100 percent occupied by one tenant. Following is an analysis of the current rental income, vacancy and collection loss projections, and historical/future operating and fixed expenses for this property.

      Current Rental Income

      The weighted average rental rate during the next 12 months is $8.64 per square foot triple net. The Pro-Ject Lease Abstract Report is in the Addenda. In our opinion, this property's tenant base is composed of local tenants which represents no atypical credit risk. Market rent for this property was discussed above as $8.50 per square foot triple net

      Expense Reimbursements

      Expense reimbursements for this property are similar to Dabney I (as previously discussed) and were treated the same way in this analysis.

      Allowance for Vacancy and Credit Loss

      We used the same parameters for this property as for Dabney I relative to credit loss and renewal probability. The resulting overall average occupancy rate over the ten year holding period is 96.7 percent. Including our overall vacancy/global credit loss allowance, the implied overall occupancy rate is 94.7 percent.

      Total Operating Expenses

      Historic operating expenses at this building ranged from a low of $0.13 per square foot in 1994 to a high of $1.11 per square foot in 1996. The 1997 budget calls for $1.41 per square foot. In the initial year of the investment holding period, we project operating expenses to be $1.74 per square foot, due once again to an increase in real estate taxes.

      Other Non-Operating Expenses

      We employed the same tenant improvement allowance, leasing commissions and capital reserves as used in Dabney I above.

================================================================================


                                      -123-
                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                   Dabney A-2
                               Cash Flow Analysis

================================================================================

                                   1           2           3           4           5           6           7
        Fiscal Year             1998        1999        2000        2001        2002        2003        2004
================================================================================================================
Revenue From Operations
   Minimum Rent               $ 285,607   $ 291,319   $ 297,146   $ 303,089   $ 309,150   $ 315,333   $ 321,640
   Expense Recoveries         $  50,901   $  54,936   $  56,725   $  58,574   $  60,484   $  62,433   $  62,695
   Other Income               $       0   $       0   $       0   $       0   $       0   $       0   $       0
   Vacancy & Collection Loss  ($  6,730)  ($  6,925)  ($  7,077)  ($  7,233)  ($  7,393)  ($  7,555)  ($  7,687)
                              ----------------------------------------------------------------------------------

Effective Gross Income        $ 329,778   $ 339,330   $ 346,794   $ 354,430   $ 362,241   $ 370,211   $ 376,648

Expenses
   Operating Expenses         $   9,583   $   9,835   $  10,180   $  10,536   $  10,905   $  11,286   $  11,681
   G&A Expense                $  12,105   $  12,424   $  12,859   $  13,309   $  13,774   $  14,256   $  14,755
   Management                 $   9,893   $  10,180   $  10,404   $  10,633   $  10,867   $  11,106   $  11,299
   Real Estate Taxes          $  19,177   $  22,385   $  23,168   $  23,979   $  24,819   $  25,687   $  26,586
                              ----------------------------------------------------------------------------------

   Total Expenses             $  50,758   $  54,824   $  56,611   $  58,457   $  60,365   $  62,335   $  64,321

Net Operating Income          $ 279,020   $ 284,506   $ 290,183   $ 295,973   $ 301,876   $ 307,876   $ 312,327

   Commisions                 $       0   $       0   $       0   $       0   $       0   $       0   $       0
   Capital Reserves           $   6,610   $   6,726   $   6,961   $   7,205   $   7,457   $   7,718   $   7,988
   Alterations                $       0   $       0   $       0   $       0   $       0   $       0   $       0
                              ----------------------------------------------------------------------------------

Net Cash Flow                 $ 272,410   $ 277,780   $ 283,222   $ 288,768   $ 294,419   $ 300,158   $ 304,339

                                   8           9          10          11
        Fiscal Year             2005        2006        2007        2008
===========================================================================
Revenue From Operations
   Minimum Rent               $ 229,125   $ 355,945   $ 366,624   $ 377,622
   Expense Recoveries         $  44,495   $  69,500   $  71,878   $  74,337
   Other Income               $       0   $       0   $       0   $       0
   Vacancy & Collection Loss  ($  5,472)  ($  8,509)  ($  8,770)  ($  9,039)
                              ---------------------------------------------

Effective Gross Income        $ 268,148   $ 416,936   $ 429,732   $ 442,920

Expenses
   Operating Expenses         $  12,090   $  12,513   $  12,951   $  13,405
   G&A Expense                $  15,272   $  15,806   $  16,360   $  16,932
   Management                 $   8,044   $  12,508   $  12,892   $  13,288
   Real Estate Taxes          $  27,517   $  28,480   $  29,477   $  30,508
                              ---------------------------------------------

   Total Expenses             $  62,923   $  69,307   $  71,680   $  74,133

Net Operating Income          $ 205,225   $ 347,629   $ 358,052   $ 368,787

   Commisions                 $  85,988   $       0   $       0   $       0
   Capital Reserves           $   8,268   $   8,557   $   8,856   $   9,166
   Alterations                $ 121,936   $       0   $       0   $       0
                              ---------------------------------------------

Net Cash Flow                 ($ 10,967)  $ 339,072   $ 349,196   $ 359,621

================================================================================

                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  Income Capitalization Approach
================================================================================

      Terminal Capitalization Rate

      Similarly, we selected the same terminal cap rate for this building.

      Transaction Costs

      The costs of sale were again the same discussed for Dabney I.

      Discount Rate

      We again used an IRR of 12.0 percent.

      On the following page is the Discounted Cash Flow Analysis for this asset. Using the above indicated rates of return, our cash flow model indicated a value of $1,600,000 or $79 per square foot. This value estimate produces an implied going-in capitalization rate of 10.7 percent, a figure well within the anticipated return necessary to interest investors for this quality of building. It is skewed upward slightly due to the essentially 100 percent leased status of this building.

      Regarding the composition of the yield, a significant 59 percent of the subject's ultimate yield is derived from the cash flow of the property with the balance attributable to the reversion or resale of the property at the conclusion of the holding period. Typical investor requirements dictate that a substantial amount of the value be derived from the cash flow. Finally, the average annual cash on cash return equals 10.4 percent.

================================================================================


                                      -125-
                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                   Dabney A-2
                             10 Year Holding Period
                          Discounted Cash Flow Analysis

===================================================================================================
                                   Discount                                               Annual
   Fiscal             Net            Rate            Present Value       Composition   Cash on Cash
    Year           Cash Flow        12.00%           of Cash Flows        Of Yield        Return
===================================================================================================
     1998          $272,410    X    0.89286  =           $243,223            9.3%           10.5%
     1999          $277,780    X    0.79719  =           $221,445            8.4%           10.7%
     2000          $283,222    X    0.71178  =           $201,592            7.7%           10.9%
     2001          $288,768    X    0.63552  =           $183,517            7.0%           11.1%
     2002          $294,419    X    0.56743  =           $167,061            6.4%           11.3%
     2003          $300,158    X    0.50663  =           $152,069            5.8%           11.5%
     2004          $304,339    X    0.45235  =           $137,668            5.2%           11.7%
     2005          ($10,967)   X    0.40388  =            ($4,429)          -0.2%           -0.4%
     2006          $339,072    X    0.36061  =           $122,273            4.7%           13.0%
     2007          $349,196    X    0.32197  =           $112,432            4.3%           13.4%
                                                       ----------            ----           -----

Total Present Value of Cash Flows                      $1,536,850             59%           10.4%
                                                                                          Average

Reversion:
      2008         $368,787 (1)/     10.5%   =         $3,512,257
                   Less: Cost of      4.0%               $140,490
                                                       ----------
                   Net Reversion                       $3,371,767
                   X Discount Factor                      0.32197
                                                       ----------

Total Present Value of Reversion                       $1,085,619            41%

Total Present Value                                    $2,622,469           100%

                                ROUNDED:               $2,600,000
                                                       ==========

                               -------------------------------------------------
                                 Net Rentable Area:                      33,050
                                 Per SF NRA:                                $79
                                 Implicit Going-In Capitalization Rate:
                               Year One NOI                            $279,020
                                   Going-In Capitalization Rate:           10.7%
                               -------------------------------------------------

Note: (1) Net Operating Income

================================================================================


                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  Income Capitalization Approach
================================================================================

Britton's Hill

      This property is a 132,103 square foot single story warehouse which is now 100 percent occupied by three tenants. Following is an analysis of the current rental income, vacancy and collection loss projections, and historical/future operating and fixed expenses for this property.

      Current Rental Income

      The weighted average rental rate during the next 12 months is $3.66 per square foot triple net. The Pro-Ject Lease Abstract Report is in the Addenda. In our opinion, this property's tenant base is comprised of local tenants which represents no atypical credit risk. Market rent for this property was discussed above as $4.00 per square foot triple net.

      Expense Reimbursements

      Expense reimbursements for this property follow a triple net format wherein tenant reimburses landlord for the cost of operating the property. We treated them this way in this analysis.

      Allowance for Vacancy and Credit Loss

      We used the same parameters for this property as for Dabney I relative to credit loss and renewal probability. The resulting overall average occupancy rate over the ten year holding period is 96.2 percent. Including our overall vacancy/global credit loss allowance, the implied overall occupancy rate is 94.2 percent.

      Total Operating Expenses

      Historic operating expenses at this building ranged from a low of $0.49 per square foot in 1994 to a high of $0.76 per square foot in 1995. The 1997 budget calls for $0.77 per square foot. In the initial year of the investment holding period, we project operating expenses to be $0.83 per square foot.

      Other Non-Operating Expenses

      We employed the same tenant improvement allowance, leasing commissions and capital reserves as used in Dabney I above.

================================================================================


                                      -127-
                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                 Britton's Hill
                               Cash Flow Analysis
================================================================================

                                   1           2           3           4           5           6           7
        Fiscal Year             1998        1999        2000        2001        2002        2003        2004
================================================================================================================
Revenue From Operations
   Minimum Rent               $ 484,002   $ 481,877   $ 524,915   $ 482,736   $ 560,375   $ 535,482   $ 617,493
   Expense Recoveries         $ 109,326   $ 113,132   $ 121,418   $ 107,588   $ 125,524   $ 120,865   $ 141,112
   Other Income               $       0   $       0   $       0   $       0   $       0   $       0   $       0
   Vacancy & Collection Loss  ($ 11,867)  ($ 11,900)  ($ 12,927)  ($ 11,806)  ($ 13,718)  ($ 13,127)  ($ 15,172)
                              ----------------------------------------------------------------------------------

Effective Gross Income        $ 581,461   $ 583,109   $ 633,406   $ 578,518   $ 672,181   $ 643,220   $ 743,433

Expenses
   Operating Expenses         $  40,350   $  41,412   $  42,862   $  44,362   $  45,915   $  47,522   $  49,185
   G&A Expense                $  19,166   $  19,671   $  20,359   $  21,072   $  21,809   $  22,573   $  23,363
   Management                 $  17,444   $  17,493   $  19,002   $  17,356   $  20,165   $  19,297   $  22,303
   Real Estate Taxes          $  32,342   $  38,665   $  40,018   $  41,419   $  42,869   $  44,369   $  45,922
                              ----------------------------------------------------------------------------------

   Total Expenses             $ 109,302   $ 117,241   $ 122,241   $ 124,209   $ 130,758   $ 133,761   $ 140,773

Net Operating Income          $ 472,159   $ 465,868   $ 511,165   $ 454,309   $ 541,423   $ 509,459   $ 602,660

   Commisions                 $       0   $  16,406   $       0   $  61,652   $       0   $  64,681   $       0
   Capital Reserves           $  26,421   $  26,883   $  27,824   $  28,798   $  29,806   $  30,849   $  31,929
   Alterations                $       0   $  16,007   $       0   $  60,446   $       0   $  64,033   $       0
                              ----------------------------------------------------------------------------------

Net Cash Flow                 $ 445,738   $ 406,572   $ 483,341   $ 303,413   $ 511,617   $ 349,896   $ 570,731

                                   8           9          10          11
        Fiscal Year             2005        2006        2007        2008
===========================================================================
Revenue From Operations
   Minimum Rent               $ 636,018   $ 641,384   $ 660,625   $ 594,173
   Expense Recoveries         $ 145,701   $ 147,343   $ 150,928   $ 136,189
   Other Income               $       0   $       0   $       0   $       0
   Vacancy & Collection Loss  ($ 15,634)  ($ 15,775)  ($ 16,231)  ($ 14,607)
                              ---------------------------------------------

Effective Gross Income        $ 766,085   $ 772,952   $ 795,322   $ 715,755

Expenses
   Operating Expenses         $  50,906   $  52,688   $  54,532   $  56,441
   G&A Expense                $  24,180   $  25,027   $  25,903   $  26,809
   Management                 $  22,983   $  23,189   $  23,860   $  21,473
   Real Estate Taxes          $  47,529   $  49,193   $  50,914   $  52,696
                              ---------------------------------------------

   Total Expenses             $ 145,598   $ 150,097   $ 155,209   $ 157,419

Net Operating Income          $ 620,487   $ 622,855   $ 640,113   $ 558,336

   Commisions                 $       0   $       0   $  20,177   $  78,099
   Capital Reserves           $  33,046   $  34,203   $  35,400   $  36,639
   Alterations                $       0   $       0   $  20,366   $  79,595
                              ---------------------------------------------

Net Cash Flow                 $ 587,441   $ 588,652   $ 564,170   $ 364,003

================================================================================

                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  Income Capitalization Approach
================================================================================

      Terminal Capitalization Rate

      Similarly, we selected the same terminal cap rate for this building.

      Transaction Costs

      The costs of sale were again the same discussed for Dabney I.

      Discount Rate

      We again used an IRR of 12.0 percent.

      On the following page is the Discounted Cash Flow Analysis for this asset. Using the above indicated rates of return, our cash flow model indicated a value of $4,300,000 or $33 per square foot. This value estimate produces an implied going-in capitalization rate of 11.0 percent, a figure well within the anticipated return necessary to interest investors for this quality of building. It is skewed upward slightly due to the essentially 100 percent leased status of this building.

      As a result, we also considered the value indications from holding periods ranging from ten to 15 years, the average of which suggested a value of $4,500,000. See the second following page. We believe that on owner would attempt to optimize the date of sale rather than sale at the end of exactly ten years. Therefore, we concluded to this higher figure. The lower value indication for the ten year holding period is due to significant lease expirations in either the terminal or following year. We believe that an owner would attempt to optimize the date of sale rather than sell the property in exactly ten years. Therefore, we concluded to this higher value which yielded an implied going-in capitalization rate of 10.5 percent, a figure well within the anticipated return necessary to interest investors for this quality of building.

================================================================================


                                      -129-
                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                 Britton's Hill
                             10 Year Holding Period
                          Discounted Cash Flow Analysis

===================================================================================================
                                   Discount                                               Annual
   Fiscal             Net            Rate            Present Value       Composition   Cash on Cash
    Year           Cash Flow        12.00%           of Cash Flows        Of Yield        Return
===================================================================================================
    1998           $445,738     X   0.89286  =          $397,980            9.3%           10.4%
    1999           $406,572     X   0.79719  =          $324,117            7.6%            9.5%
    2000           $483,341     X   0.71178  =          $344,033            8.1%           11.2%
    2001           $303,413     X   0.63552  =          $192,824            4.5%            7.1%
    2002           $511,617     X   0.56743  =          $290,305            6.8%           11.9%
    2003           $349,896     X   0.50663  =          $177,268            4.2%            8.1%
    2004           $570,731     X   0.45235  =          $258,170            6.1%           13.3%
    2005           $587,441     X   0.40388  =          $237,258            5.6%           13.7%
    2006           $588,652     X   0.36061  =          $212,274            5.0%           13.7%
    2007           $564,170     X   0.32197  =          $181,648            4.3%           13.1%
                                                       ----------           ----           -----
Total Present Value of Cash Flows                      $2,615,876             61%          11.2%
                                                                                          Average

Reversion:
    2008           $558,336 (1)/    10.5%    =        $5,317,486
                   Less: Cost of     4.0%               $212,699
                                                      ----------
                   Net Reversion                      $5,104,786
                   X Discount Factor                     0.32197
                                                      ----------

Total Present Value of Reversion                      $1,643,605            39%

Total Present Value                                   $4,259,481           100%

                             ROUNDED:                 $4,300,000
                                                      ==========

                             ---------------------------------------------------
                               Net Rentable Area:                       132,103
                               Per SF NRA:                                  $33
                               Implicit Going-In Capitalization Rate:
                             Year One NOI                              $472,159
                                 Going-In Capitalization Rate:            11.0%
                             ---------------------------------------------------

Note: (1) Net Operating Income
================================================================================


                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                 Britton's Hill

                              Present Value Report

================================================================================
IRR or Discount Rate              12.00%
       Cost of Sales                4.0%
   Terminal Cap Rate               10.5%

=====================================================================================================
                                                                            CF as %
 Sale at End of Year:        Residual         Residual PV    Cash Flow PV   of Total       Total PV
=====================================================================================================
                     10     $5,104,786        $1,643,605      $2,615,876      61.4%       $4,259,481
                     11     $6,418,688        $1,845,219      $2,720,518      59.6%       $4,565,738
                     12     $5,494,528        $1,410,308      $2,890,982      67.2%       $4,301,291
                     13     $6,886,491        $1,578,206      $2,981,611      65.4%       $4,559,817
                     14     $7,092,873        $1,451,342      $3,127,421      68.3%       $4,578,763
                     15     $7,299,995        $1,333,682      $3,261,472      71.0%       $4,595,154

                                                                Average:                  $4,476,707
=====================================================================================================

                        Value Conclusion:                     $4,500,000

                        =================================================
                        Square Feet NRA:                         132,103
                        Value Per SF NRA:                            $34

                        Year One NOI:                           $472,159
                        Implied Going-In
                          Capitalization Rate:                      10.5%

                        Average Cash on Cash
                          Return over 10 Year Hold:                 11.2%
                        =================================================

================================================================================


                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  Income Capitalization Approach
================================================================================

Westmoreland Plaza

      This property is a 115,815 square foot single story warehouse which is now 100 percent occupied by one tenant. Following is an analysis of the current rental income, vacancy and collection loss projections, and historical/future operating and fixed expenses for this property.

      Current Rental Income

      The weighted average rental rate during the next 12 months is $3.99 per square foot triple net. The Pro-Ject Lease Abstract Report is in the Addenda. In our opinion, this property's tenant base is comprised of local tenants which represents no atypical credit risk. Market rent for this property was discussed above as $5.00 per square foot triple net.

      Expense Reimbursements

      Expense reimbursements for this property follow a triple net format wherein tenant reimburses landlord for the cost of operating the property. We treated them this way in this analysis.

      Allowance for Vacancy and Credit Loss

      We used the same parameters for this property as for Dabney I relative to credit loss and renewal probability. The resulting overall average occupancy rate over the ten year holding period is 93.4 percent. Including our overall vacancy/global credit loss allowance, the implied overall occupancy rate is 91.4 percent.

      Total Operating Expenses

      Historic operating expenses at this building ranged from a low of $0.57 per square foot in 1996 to a high of $0.76 per square foot in 1994. The 1997 budget calls for $0.77 per square foot. In the initial year of the investment holding period, we project operating expenses to be $0.73 per square foot.

      Other Non-Operating Expenses

      We employed the same tenant improvement allowance, leasing commissions and capital reserves as used in Dabney I above.

================================================================================


                                      -132-
                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                  Westmoreland

                               Cash Flow Analysis

================================================================================

                                   1           2           3           4           5           6           7
        Fiscal Year             1998        1999        2000        2001        2002        2003        2004
================================================================================================================
Revenue From Operations
   Minimum Rent               $ 485,914   $ 352,674   $ 639,941   $ 659,139   $ 678,914   $ 699,281   $ 720,259
   Expense Recoveries         $  86,374   $  58,445   $  98,434   $ 101,781   $ 105,242   $ 108,820   $ 112,488
   Other Income               $       0   $       0   $       0   $       0   $       0   $       0   $       0
   Vacancy & Collection Loss  ($ 11,446)  ($  8,222)  ($ 14,768)  ($ 15,218)  ($ 15,683)  ($ 16,162)  ($ 16,655)
                              ----------------------------------------------------------------------------------

Effective Gross Income        $ 560,842   $ 402,897   $ 723,607   $ 745,702   $ 768,473   $ 791,939   $ 816,092

Expenses
   Operating Expenses         $   8,070   $   8,282   $   8,572   $   8,872   $   9,183   $   9,504   $   9,837
   G&A Expense                $  15,131   $  15,530   $  16,073   $  16,636   $  17,218   $  17,821   $  18,444
   Management                 $  16,825   $  12,087   $  21,708   $  22,371   $  23,054   $  23,758   $  24,483
   Real Estate Taxes          $  48,717   $  49,999   $  51,749   $  53,560   $  55,435   $  57,375   $  59,383
                              ----------------------------------------------------------------------------------

   Total Expenses             $  88,743   $  85,898   $  98,102   $ 101,439   $ 104,890   $ 108,458   $ 112,147

Net Operating Income          $ 472,099   $ 316,999   $ 625,505   $ 644,263   $ 663,583   $ 683,481   $ 703,945

   Commisions                 $       0   $ 156,132   $       0   $       0   $       0   $       0   $       0
   Capital Reserves           $  24,363   $  24,789   $  25,657   $  26,555   $  27,484   $  28,446   $  29,442
   Alterations                $       0   $ 121,871   $       0   $       0   $       0   $       0   $       0
                              ----------------------------------------------------------------------------------

Net Cash Flow                 $ 447,736   $  14,207   $ 599,848   $ 617,708   $ 636,099   $ 655,035   $ 674,503

                                   8           9          10          11
        Fiscal Year             2005        2006        2007        2008
===========================================================================
Revenue From Operations
   Minimum Rent               $ 741,867   $ 633,601   $ 652,609   $ 802,709
   Expense Recoveries         $ 114,041   $  96,113   $ 102,360   $ 128,390
   Other Income               $       0   $       0   $       0   $       0
   Vacancy & Collection Loss  ($ 17,118)  ($ 14,594)  ($ 15,099)  ($ 18,622)
                              ---------------------------------------------
Effective Gross Income        $ 838,790   $ 715,120   $ 739,870   $ 912,477

Expenses
   Operating Expenses         $  10,181   $  10,538   $  10,906   $  11,288
   G&A Expense                $  19,090   $  19,758   $  20,450   $  21,165
   Management                 $  25,164   $  21,454   $  22,196   $  27,374
   Real Estate Taxes          $  61,462   $  63,613   $  65,839   $  68,144
                              ---------------------------------------------

   Total Expenses             $ 115,897   $ 115,363   $ 119,391   $ 127,971

Net Operating Income          $ 722,893   $ 599,757   $ 620,479   $ 784,506

   Commisions                 $       0   $       0   $ 192,023   $       0
   Capital Reserves           $  30,472   $  31,539   $  32,643   $  33,785
   Alterations                $       0   $       0   $ 155,054   $       0
                              ---------------------------------------------

Net Cash Flow                 $ 692,421   $ 568,218   $ 240,759   $ 750,721

================================================================================

                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  Income Capitalization Approach
================================================================================

      Terminal Capitalization Rate

      Similarly, we selected the same terminal cap rate for this building.

      Transaction Costs

      The costs of sale were again the same discussed for Dabney I.

      Discount Rate

      We again used an IRR of 12.0 percent.

      On the following page is the Discounted Cash Flow Analysis for this asset. Using the above indicated rates of return, our cash flow model indicated a value of $5,100,000 or $42 per square foot. This value estimate produces an implied going-in capitalization rate of 9.3 percent, a figure well within the anticipated return necessary to interest investors for this quality of building.

      As a result, we also considered the value indications from holding periods ranging from ten to 15 years, the average of which suggested a value of $5,200,000. See the second following page. We believe that on owner would attempt to optimize the date of sale rather than sale at the end of exactly ten years. Therefore, we concluded to this higher figure. The lower value indication for the ten year holding period is due to significant lease expirations in either the terminal or following year. We believe that an owner would attempt to optimize the date of sale rather than sell the property in exactly ten years. Therefore, we concluded to this higher value which yielded an implied going-in capitalization rate of 9.1 percent, a figure well within the anticipated return necessary to interest investors for this quality of building.

================================================================================


                                      -134-
                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                  Westmoreland
                             10 Year Holding Period
                          Discounted Cash Flow Analysis

===================================================================================================
                                   Discount                                               Annual
   Fiscal             Net            Rate            Present Value       Composition   Cash on Cash
    Year           Cash Flow        12.00%           of Cash Flows        Of Yield        Return
===================================================================================================
     1998          $447,736     X   0.89286  =          $399,764            7.8%            8.8%
     1999          $ 14,207     X   0.79719  =          $ 11,326            0.2%            0.3%
     2000          $599,848     X   0.71178  =          $426,960            8.4%           11.8%
     2001          $617,708     X   0.63552  =          $392,565            7.7%           12.1%
     2002          $636,099     X   0.56743  =          $360,940            7.1%           12.5%
     2003          $655,035     X   0.50663  =          $331,861            6.5%           12.8%
     2004          $674,503     X   0.45235  =          $305,111            6.0%           13.2%
     2005          $692,421     X   0.40388  =          $279,657            5.5%           13.6%
     2006          $568,218     X   0.36061  =          $204,905            4.0%           11.1%
     2007          $240,759     X   0.32197  =          $ 77,518            1.5%            4.7%
                                                      ----------            ----            ----
Total Present Value of Cash Flows                     $2,790,607             55%           10.1%
                                                                                         Average

Reversion:
     2008           $784,506 (1)/     10.5%  =        $7,471,486
                    Less: Cost of      4.0%             $298,859
                                                      ----------
                    Net Reversion                     $7,172,626
                    X Discount Factor                    0.32197
                                                      ----------

Total Present Value of Reversion                      $2,309,394             45%

Total Present Value                                   $5,100,000            100%

                               ROUNDED:               $5,100,000
                                                      ==========

                               -------------------------------------------------
                                Net Rentable Area:                      121,815
                                Per SF NRA:                                 $42
                                Implicit Going-in Capitalization Rate:
                               Year One NOI                            $472,099
                                   Going-in Capitalization Rate:            9.3%
                               -------------------------------------------------

Note: (1) Net Operating Income

================================================================================


                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                  Westmoreland

                              Present Value Report

================================================================================
IRR or Discount Rate              12.00%
       Cost of Sales                4.0%
   Terminal Cap Rate               10.5%

=====================================================================================================
                                                                            CF as %
 Sale at End of Year:        Residual         Residual PV    Cash Flow PV   of Total       Total PV
=====================================================================================================
                    10      $7,172,626        $2,309,394      $2,790,607      54.7%       $5,100,000
                    11      $7,387,712        $2,123,791      $3,006,421      58.6%       $5,130,212
                    12      $7,609,243        $1,953,103      $3,204,847      62.1%       $5,157,950
                    13      $7,837,422        $1,796,135      $3,387,285      65.3%       $5,183,420
                    14      $8,071,753        $1,651,641      $3,555,025      68.3%       $5,206,665
                    15      $8,267,895        $1,510,513      $3,709,235      71.1%       $5,219,748

                                                                Average:                  $5,166,333
=====================================================================================================

                        Value Conclusion:                     $5,200,000

                        =================================================
                        Square Feet NRA                          121,815
                        Value Per SF NRA:                            $43

                        Year One NOI:                           $472,099
                        Implied Going-in
                          Capitalization Rate:                       9.1%

                        Average Cash on Cash
                          Return over 10 Year Hold:                 10.1%
                        =================================================

================================================================================


                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  Income Capitalization Approach
================================================================================

Morton Marks

      This property is a 45,000 square foot single story warehouse which is now 100 percent occupied by one tenant. Following is an analysis of the current rental income, vacancy and collection loss projections, and historical/future operating and fixed expenses for this property.

      Current Rental Income

      The weighted average rental rate during the next 12 months is $3.55 per square foot triple net. The Pro-Ject Lease Abstract Report is in the Addenda. In our opinion, this property's tenant base is comprised of local tenants which represents no atypical credit risk. Market rent for this property was discussed above as $4.00 per square foot on a triple net basis..

      Expense Reimbursements

      Expense reimbursements for this property follow a triple net format wherein tenant reimburses landlord for the cost of operating the property. We treated them this way in this analysis.

      Allowance for Vacancy and Credit Loss

      We used the same parameters for this property as for Dabney I relative to credit loss and renewal probability. The resulting overall average occupancy rate over the ten year holding period is 95.0 percent. Including our overall vacancy/global credit loss allowance, the implied overall occupancy rate is 93.0 percent.

      Total Operating Expenses

      Historic operating expenses at this building ranged from a low of $0.44 per square foot in 1996 to a high of $0.51 per square foot in 1995. The 1997 budget calls for $0.33 per square foot. In the initial year of the investment holding period, we project operating expenses to be $0.55 per square foot based on the historical expenses.

      Other Non-Operating Expenses

      We employed the same tenant improvement allowance, leasing commissions and capital reserves as used in Dabney I above.

================================================================================


                                      -137-
                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                  Morton Marks
                               Cash Flow Analysis

================================================================================

                                   1           2           3           4           5           6           7
        Fiscal Year             1998        1999        2000        2001        2002        2003        2004
================================================================================================================
Revenue From Operations
   Minimum Rent               $ 159,750   $ 164,542   $ 125,454   $ 191,945   $ 197,703   $ 203,634   $ 209,743
   Expense Recoveries         $  24,604   $  24,499   $  17,580   $  27,567   $  28,502   $  29,469   $  30,469
   Other Income               $       0   $       0   $       0   $       0   $       0   $       0   $       0
   Vacancy & Collection Loss  ($  3,687)  ($  3,781)  ($  2,861)  ($  4,390)  ($  4,524)  ($  4,662)  ($  4,804)
                              ----------------------------------------------------------------------------------

Effective Gross Income        $ 180,667   $ 185,260   $ 140,173   $ 215,122   $ 221,681   $ 228,441   $ 235,408

Expenses
   Operating Expenses         $   4,035   $   4,141   $   4,286   $   4,436   $   4,591   $   4,752   $   4,918
   G&A Expense                $   1,009   $   1,035   $   1,072   $   1,109   $   1,148   $   1,188   $   1,230
   Management                 $   5,420   $   5,558   $   4,205   $   6,454   $   6,650   $   6,853   $   7,062
   Real Estate Taxes          $  14,071   $  14,441   $  14,947   $  15,470   $  16,012   $  16,572   $  17,152
                              ----------------------------------------------------------------------------------

   Total Expenses             $  24,535   $  25,175   $  24,510   $  27,469   $  28,401   $  29,365   $  30,362

Net Operating Income          $ 156,132   $ 160,085   $ 115,883   $ 187,653   $ 193,280   $ 199,076   $ 205,048

   Commisions                 $       0   $       0   $  46,142   $       0   $       0   $       0   $       0
   Capital Reserves           $   9,000   $   9,158   $   9,478   $   9,810   $  10,153   $  10,508   $  10,876
   Alterations                $       0   $       0   $  45,021   $       0   $       0   $       0   $       0
                              ----------------------------------------------------------------------------------

Net Cash Flow                 $ 147,132   $ 150,927   $  15,022   $ 177,843   $ 183,127   $ 188,568   $ 194,170

                                   8           9          10          11
        Fiscal Year             2005        2006        2007        2008
===========================================================================
Revenue From Operations
   Minimum Rent               $ 216,035   $ 222,516   $ 154,360   $ 240,766
   Expense Recoveries         $  31,484   $  31,277   $  21,649   $  34,967
   Other Income               $       0   $       0   $       0   $       0
   Vacancy & Collection Loss  ($  4,950)  ($  5,076)  ($  3,520)  ($  5,515)
                              ---------------------------------------------

Effective Gross Income        $ 242,569   $ 248,717   $ 172,489   $ 270,218

Expenses
   Operating Expenses         $   5,091   $   5,269   $   5,453   $   5,644
   G&A Expense                $   1,273   $   1,317   $   1,363   $   1,411
   Management                 $   7,277   $   7,462   $   5,175   $   8,107
   Real Estate Taxes          $  17,752   $  18,374   $  19,017   $  19,682
                              ---------------------------------------------

   Total Expenses             $  31,393   $  32,422   $  31,008   $  34,844

Net Operating Income          $ 211,176   $ 216,295   $ 141,481   $ 235,374

   Commisions                 $       0   $       0   $  58,451   $       0
   Capital Reserves           $  11,257   $  11,651   $  12,059   $  12,481
   Alterations                $       0   $       0   $  59,283   $       0
                              ---------------------------------------------

Net Cash Flow                 $ 199,919   $ 204,644   $  11,688   $ 222,893

================================================================================

                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  Income Capitalization Approach
================================================================================

      Terminal Capitalization Rate

      Similarly, we selected the same terminal cap rate for this building.

      Transaction Costs

      The costs of sale were again the same discussed for Dabney 1.

      Discount Rate

      We again used an IRR of 12.0 percent.

      On the following page is the Discounted Cash Flow Analysis for this asset. Using the above indicated rates of return, our cash flow model indicated a value of $1,500,000 or $33 per square foot. This value estimate produces an implied going-in capitalization rate of 10.4 percent, a figure well within the anticipated return necessary to interest investors for this quality of building. It is skewed upward slightly due to the essentially 100 percent leased status of this building.

      Regarding the composition of the yield, a significant 54 percent of the subject's ultimate yield is derived from the cash flow of the property with the balance attributable to the reversion or resale of the property at the conclusion of the holding period. Typical investor requirements dictate that a substantial amount of the value be derived from the cash flow. Finally, the average annual cash on cash return equals 9.8 percent.

================================================================================


                                      -139-
                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                  Morton Marks
                             10 Year Holding Period
                              Discounted Cash Flow

===================================================================================================
                                   Discount                                               Annual
   Fiscal             Net            Rate            Present Value       Composition   Cash on Cash
    Year           Cash Flow        12.00%           of Cash Flows        Of Yield        Return
===================================================================================================

      1998         $147,132    X    0.89286  =          $131,368            8.7%            9.8%
      1999         $150,927    X    0.79719  =          $120,318            7.9%           10.1%
      2000          $15,022    X    0.71178  =           $10,692            0.7%            1.0%
      2001         $177,843    X    0.63552  =          $113,022            7.5%           11.9%
      2002         $183,127    X    0.56743  =          $103,911            6.9%           12.2%
      2003         $188,568    X    0.50663  =           $95,534            6.3%           12.6%
      2004         $194,170    X    0.45235  =           $87,833            5.8%           12.9%
      2005         $199,919    X    0.40388  =           $80,744            5.3%           13.3%
      2006         $204,644    X    0.36061  =           $73,797            4.9%           13.6%
      2007          $11,688    X    0.32197  =            $3,763            0.2%            0.8%
                                                      ----------            ----            ----
Total Present Value of Cash Flows                       $820,983             54%            9.8%
                                                                                         Average

Reversion:
      2008          $235,374 (1)/    10.5%   =        $2,241,657
                    Less: Cost of     4.0%               $89,666
                                                      ----------
                    Net Reversion                     $2,151,991
                    X Discount Factor                    0.32197
                                                      ----------

Total Present Value of Reversion                        $692,883             46%

Total Present Value                                   $1,513,866            100%

                                ROUNDED:              $1,500,000
                                                      ==========

                              --------------------------------------------------
                                Net Rentable Area:                       45,000
                                Per SF NRA:                                 $33
                                Implicit Going-in Capitalization Rate:
                              Year One NOI                             $156,132
                                   Going-In Capitalization Rate:           10.4%
                              --------------------------------------------------

Note: (1) Net Operating Income

================================================================================


                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  Income Capitalization Approach
================================================================================

2110 Tomlynn Street

      This property is a 15,910 square foot single story warehouse which is now 100 percent occupied by one tenant. Following is an analysis of the current rental income, vacancy and collection loss projections, and historical/future operating and fixed expenses for this property.

      Current Rental Income

      The weighted average rental rate during the next 12 months is $4.39 per square foot triple net. The Pro-Ject Lease Abstract Report is in the Addenda. In our opinion, this property's tenant base is comprised of local tenants which represents no atypical credit risk. Market rent for this property was discussed above as $4.00 per square foot triple net.

      Expense Reimbursements

      Expense reimbursements for this property follow a triple net format wherein tenant reimburses landlord for the cost of operating the property. We treated them this way in this analysis.

      Allowance for Vacancy and Credit Loss

      We used the same parameters for this property as for Dabney I relative to credit loss and renewal probability. The resulting overall average occupancy rate over the ten year holding period is 96.7 percent. Including our overall vacancy/global credit loss allowance, the implied overall occupancy rate is 94.7 percent.

      Total Operating Expenses

      Historic operating expenses at this building ranged from a low of $0.34 per square foot in 1996 to a high of $0.44 per square foot in 1995. The 1997 budget calls for $0.95 per square foot. The budget includes a management fee not included in the historical statements and a substantial increase in operating expenses. In the initial year of the investment holding period, we project operating expenses to be $1.01 per square foot, relying most on the budget.

      Other Non-Operating Expenses

      We employed the same tenant improvement allowance, leasing commissions and capital reserves as used in Dabney I above.

================================================================================


                                      -141-
                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                               2110 Tomlynn Street
                               Cash Flow Analysis

================================================================================

                                   1           2           3           4           5           6           7
        Fiscal Year             1998        1999        2000        2001        2002        2003        2004
================================================================================================================
Revenue From Operations
   Minimum Rent               $  69,809   $  72,601   $  49,675   $  68,528   $  70,584   $  72,702   $  74,883
   Expense Recoveries         $  16,047   $  16,028   $  10,775   $  17,387   $  17,985   $  18,604   $  19,244
   Other Income               $       0   $       0   $       0   $       0   $       0   $       0   $       0
   Vacancy & Collection Loss  ($  1,717)  ($  1,773)  ($  1,209)  ($  1,718)  ($  1,771)  ($  1,826)  ($  1,883)
                              ----------------------------------------------------------------------------------

Effective Gross Income        $  84,139   $  86,856   $  59,241   $  84,197   $  86,798   $  89,480   $  92,244

Expenses
   Operating Expenses         $   6,053   $   6,212   $   6,429   $   6,654   $   6,887   $   7,128   $   7,378
   G&A Expense                $   2,623   $   2,692   $   2,786   $   2,884   $   2,984   $   3,089   $   3,197
   Management                 $   2,524   $   2,606   $   1,777   $   2,526   $   2,604   $   2,684   $   2,767
   Real Estate Taxes          $   4,807   $   4,933   $   5,106   $   5,285   $   5,470   $   5,661   $   5,859
                              ----------------------------------------------------------------------------------

   Total Expenses             $  16,007   $  16,443   $  16,098   $  17,349   $  17,945   $  18,562   $  19,201

Net Operating Income          $  68,132   $  70,413   $  43,143   $  66,848   $  68,853   $  70,918   $  73,043

   Commisions                 $       0   $       0   $       0   $  16,803   $       0   $       0   $       0
   Capital Reserves           $   3,182   $   3,238   $   3,351   $   3,468   $   3,590   $   3,715   $   3,845
   Alterations                $       0   $       0   $       0   $  16,474   $       0   $       0   $       0
                              ----------------------------------------------------------------------------------

Net Cash Flow                 $  64,950   $  67,175   $  39,792   $  30,103   $  65,263   $  67,203   $  69,198

                                   8           9          10          11
        Fiscal Year             2005        2006        2007        2008
===========================================================================
Revenue From Operations
   Minimum Rent               $  77,129   $  79,443   $  81,827   $  56,188
   Expense Recoveries         $  19,906   $  20,583   $  20,770   $  14,626
   Other Income               $       0   $       0   $       0   $       0
   Vacancy & Collection Loss  ($  1,941)  ($  2,001)  ($  2,052)  ($  1,416)
                              ---------------------------------------------

Effective Gross Income        $  95,094   $  98,025   $ 100,545   $  69,398

Expenses
   Operating Expenses         $   7,636   $   7,903   $   8,180   $   8,466
   G&A Expense                $   3,309   $   3,425   $   3,545   $   3,669
   Management                 $   2,853   $   2,941   $   3,016   $   2,082
   Real Estate Taxes          $   6,064   $   6,276   $   6,496   $   6,723
                              ---------------------------------------------

   Total Expenses             $  19,862   $  20,545   $  21,237   $  20,940

Net Operating Income          $  75,232   $  77,480   $  79,308   $  48,458

   Commisions                 $       0   $       0   $       0   $  20,666
   Capital Reserves           $   3,980   $   4,119   $   4,263   $   4,413
   Alterations                $       0   $       0   $       0   $  20,960
                              ---------------------------------------------

Net Cash Flow                 $  71,252   $  73,361   $  75,045   $   2,419

================================================================================

                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  Income Capitalization Approach
================================================================================

      Terminal Capitalization Rate

      Similarly, we selected the same terminal cap rate for this building.

      Transaction Costs

      The costs of sale were again the same discussed for Dabney I.

      Discount Rate

      We again used an IRR of 12.0 percent.

      On the following page is the Discounted Cash Flow Analysis for this asset. Using the above indicated rates of return, our cash flow model indicated a value of $480,000 or $30 per square foot. This value estimate produces an implied going-in capitalization rate of 14.2 percent, a figure above the anticipated return necessary to interest investors for this quality of building, but reflective the this asset's age and skewed upward due to the high occupancy.

      As a result, we also considered the value indications from holding periods ranging from ten to 15 years, the average of which suggested a value of $550,000. See the second following page. We believe that on owner would attempt to optimize the date of sale rather than sale at the end of exactly ten years. Therefore, we concluded to this higher figure. The lower value indication for the ten year holding period is due to significant lease expirations in either the terminal or following year. We believe that an owner would attempt to optimize the date of sale rather than sell the property in exactly ten years. Therefore, we concluded to this higher value which yielded an implied going-in capitalization rate of 12.4 percent, a figure well within the anticipated return necessary to interest investors for this quality of building.

================================================================================


                                      -143-
                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                               2110 Tomlynn Street
                             10 Year Holding Period
                          Discounted Cash Flow Analysis

===================================================================================================
                                   Discount                                               Annual
   Fiscal             Net            Rate            Present Value       Composition   Cash on Cash
    Year           Cash Flow        12.00%           of Cash Flows        Of Yield        Return
===================================================================================================
    1998           $64,950      X   0.89286  =          $57,991            12.0%          13.5%
    1999           $67,175      X   0.79719  =          $53,551            11.1%          14.0%
    2000           $39,792      X   0.71178  =          $28,323             5.9%           8.3%
    2001           $30,103      X   0.63552  =          $19,131             4.0%           6.3%
    2002           $65,263      X   0.56743  =          $37,032             7.7%          13.6%
    2003           $67,203      X   0.50663  =          $34,047             7.0%          14.0%
    2004           $69,198      X   0.45235  =          $31,302             6.5%          14.4%
    2005           $71,252      X   0.40388  =          $28,777             6.0%          14.8%
    2006           $73,361      X   0.36061  =          $26,455             5.5%          15.3%
    2007           $75,045      X   0.32197  =          $24,162             5.0%          15.6%
                                                       --------             ----          -----
Total Present Value of Cash Flows                      $340,772              70%          13.0%
                                                                                        Average

Reversion:
     2008            $48,458 (1)/     10.5%  =         $461,505
                   Less: Cost of       4.0%             $18,460
                                                       --------
                   Net Reversion                       $443,045
                   X Discount Factor                    0.32197
                                                       --------

Total Present Value of Reversion                       $142,648              30%

Total Present Value                                    $483,421             100%

                               ROUNDED:                $480,000
                                                       ========

                              --------------------------------------------------
                                Net Rentable Area:                       15,910
                                Per SF NRA:                                 $30
                                Implicit Going-In Capitalization Rate:
                              Year One NOI                              $68,132
                                  Going-In Capitalization Rate:            14.2%
                              --------------------------------------------------

Note: (1) Net Operating Income

================================================================================


                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                               2110 Tomlynn Street
                              Present Value Report

================================================================================
IRR or Discount Rate             12.00%
       Cost of Sales               4.0%
   Terminal Cap Rate              10.5%

=====================================================================================================
                                                                            CF as %
 Sale at End of Year:        Residual         Residual PV    Cash Flow PV   of Total       Total PV
=====================================================================================================
                   10       $443,045          $142,648        $340,772        70.5%       $483,421
                   11       $766,546          $220,364        $341,468        60.8%       $561,831
                   12       $789,531          $202,653        $361,815        64.1%       $564,468
                   13       $813,202          $186,365        $380,522        67.1%       $566,887
                   14       $837,568          $171,383        $397,721        69.9%       $569,104
                   15       $862,610          $157,596        $413,532        72.4%       $571,128

                                                              Average:                    $552,807
=====================================================================================================

                      Value Conclusion:                       $550,000

                      =================================================
                      Square Feet NRA:                          15,910
                      Value Per SF NRA:                            $35

                      Year One NOI:                            $68,132
                      Implied Going-In
                         Capitalization Rate:                     12.4%

                      Average Cash on Cash
                         Return over 10 Year Hold:                13.0%
                      =================================================

================================================================================


                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  Income Capitalization Approach
================================================================================

Final Conclusions

      The subject property consists of 17 industrial properties. Individual cash flow projections were prepared for each property leading to a conclusion of value on a building by building basis via the Income Capitalization Approach which are summarized in the following table:

                         ====================================
                                                 Income
                           Property          Capitalization
                         ====================================
                           Dabney I            $1,200,000
                           Dabney II           $1,400,000
                           Dabney III            $900,000
                           Dabney IV           $1,500,000
                           Dabney V            $1,900,000
                           Dabney VI           $1,900,000
                           Dabney VII          $1,600,000
                           Dabney VIII         $1,200,000
                           Dabney IX           $1,300,000
                           Dabney X            $4,100,000
                           Dabney XI           $2,300,000
                           Dabney A-1          $1,200,000
                           Dabney A-2          $2,600,000
                           Britton's Hill      $4,500,000
                           Westmoreland        $5,200,000
                           Morton Marks        $1,500,000
                           2110 Tomlynn          $550,000
                         ====================================

================================================================================


                                      -146-
                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                         RECONCILIATION AND FINAL VALUE ESTIMATE
================================================================================

      We have considered all of the traditional approaches to estimating market value of commercial real estate in our analysis. Two of the three traditional approaches were utilized, indicating the following values for the subject property:

                      ============================================
                                          Sales        Income
                      Property         Comparison   Capitalization
                      ============================================
                      Dabney I         $1,200,000     $1,200,000
                      Dabney II        $1,500,000     $1,400,000
                      Dabney III       $1,000,000       $900,000
                      Dabney IV        $1,500,000     $1,500,000
                      Dabney V         $1,800,000     $1,900,000
                      Dabney VI        $1,800,000     $1,900,000
                      Dabney VII       $1,500,000     $1,600,000
                      Dabney VIII      $1,200,000     $1,200,000
                      Dabney IX        $1,400,000     $1,300,000
                      Dabney X         $3,900,000     $4,100,000
                      Dabney XI        $2,000,000     $2,300,000
                      Dabney A-1       $1,200,000     $1,200,000
                      Dabney A-2       $2,500,000     $2,600,000
                      Britton's Hill   $4,400,000     $4,500,000
                      Westmoreland     $4,900,000     $5,200,000
                      Morton Marks     $1,500,000     $1,500,000
                      2110 Tomlynn       $500,000       $550,000
                      ============================================

      The three traditional methods of estimating the market value of commercial real estate are not mutually exclusive approaches to deriving an estimate of most probable selling price, but are interdependent methodologies, each relying on components from at least one of the other approaches. Hence, the Cost Approach requires extensive market data to derive estimates of depreciation and to determine the value of land as if vacant. This approach may also require income data in order to make adjustments for functional and economic obsolescence. The Sales Comparison Approach requires application of methods from the Income Capitalization Approach in order to make adjustments for differences in income that have influenced the sale price. Consideration of market data is also required for the Income Capitalization Approach in the selection and application of equity, capitalization and discount rates, and estimation of income and expenses. Consequently, it is our opinion that purchasers and sellers, at least intuitively, consider components of all three approaches in the process of negotiating an acceptable price for a particular property.

      It is the Income Capitalization Approach, however, that is logically considered the most appropriate technique for estimating the value of income producing property. Not only does this approach represent the most direct and accurate simulation of market behavior, it is the method explicitly employed by buyers and sellers in acquisition and disposition decisions. Therefore, following the implied dictum of the market, we have used an approach based primarily on projected income as the foundation for our valuation of the subject property.

================================================================================


                                      -147-
                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                         Reconciliation and Final Value Estimate
================================================================================

      There are several additional reasons why the Sales Comparison Approach does not form the basis of our value estimate for the subject property. The quantity and quality of market information inhibits the use of the Sales Comparison Approach. Inadequacy of information regarding gross and net income, lease details and expenses of comparable sales often deters accurate and relevant adjustments of unit price indicators. Comparison at a dollar per square foot level precludes the analysis of those key factors which form the basis for projections on which the purchase decision was made.

      In light of the above, we are of the opinion that the market value of the leased fee estate in the 17 individual properties, as of July 1, 1997, was:

                         =============================
                                          Final Value
                         Property         Conclusions
                         =============================
                         Dabney I         $1,200,000
                         Dabney II        $1,400,000
                         Dabney III         $900,000
                         Dabney IV        $1,500,000
                         Dabney V         $1,900,000
                         Dabney VI        $1,900,000
                         Dabney VII       $1,600,000
                         Dabney VIII      $1,200,000
                         Dabney IX        $1,300,000
                         Dabney X         $4,100,000
                         Dabney XI        $2,300,000
                         Dabney A-1       $1,200,000
                         Dabney A-2       $2,600,000
                         Britton's Hill   $4,500,000
                         Westmoreland     $5,200,000
                         Morton Marks     $1,500,000
                         2110 Tomlynn       $550,000
                         =============================

================================================================================


                                      -148-
                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                             ASSUMPTIONS AND LIMITING CONDITIONS
================================================================================

"Appraisal" means the appraisal report and opinion of value stated therein; or the letter opinion of value, to which these Assumptions and Limiting Conditions are annexed.

"Property" means the subject of the Appraisal.

"C&W" means Cushman & Wakefield, Inc. or its subsidiary which issued the Appraisal.

"Appraiser(s)" means the employee(s) of C&W who prepared and signed the Appraisal.

This appraisal is made subject to the following assumptions and limiting conditions:

1. No opinion is intended to be expressed and no responsibility is assumed for the legal description or for any matters which are legal in nature or require legal expertise or specialized knowledge beyond that of a real estate appraiser. Title to the Property is assumed to be good and marketable and the Property is assumed to be free and clear of all liens unless otherwise stated. No survey of the Property was undertaken.

2. The information contained in the Appraisal or upon which the Appraisal is based has been gathered from sources the Appraiser assumes to be reliable and accurate. Some of such information may have been provided by the owner of the Property. Neither the Appraiser nor C&W shall be responsible for the accuracy or completeness of such information, including the correctness of estimates, opinions, dimensions, sketches, exhibits and factual matters.

3. The opinion of value is only as of the date stated in the Appraisal. Changes since that date in external and market factors or in the Property itself can significantly affect property value.

4. The Appraisal is to be used in whole and not in part. No part of the Appraisal shall be used in conjunction with any other appraisal. Publication of the Appraisal or any portion thereof without the prior written consent of C&W is prohibited. Except as may be otherwise stated in the letter of engagement, the Appraisal may not be used by any person other than the party to whom it is addressed or for purposes other than that for which it was prepared. No part of the Appraisal shall be conveyed to the public through advertising, or used in any sales or promotional material without C&W`s prior written consent. Reference to the Appraisal Institute or to the MAI designation is prohibited.

5. Except as may be otherwise stated in the letter of engagement, the Appraiser shall not be required to give testimony in any court or administrative proceeding relating to the Property or the Appraisal.

================================================================================


                                      -149-
                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                                      Assumption
================================================================================

6. The Appraisal assumes (a) responsible ownership and competent management of the Property; (b) there are no hidden or unapparent conditions of the Property, subsoil or structures that render the Property more or less valuable (no responsibility is assumed for such conditions or for arranging for engineering studies that may be required to discover them);
      (c) full compliance with all applicable federal, state and local zoning and environmental regulations and laws, unless noncompliance is stated, defined and considered in the Appraisal; and (d) all required licenses, certificates of occupancy and other governmental consents have been or can be obtained and renewed for any use on which the value estimate contained in the Appraisal is based.

7. The physical condition of the improvements considered by the Appraisal is based on visual inspection by the Appraiser or other person identified in the Appraisal. C&W assumes no responsibility for the soundness of structural members nor for the condition of mechanical equipment, plumbing or electrical components.

8. The forecasted potential gross income referred to in the Appraisal may be based on lease summaries provided by the owner or third parties. The Appraiser has not reviewed lease documents and assumes no responsibility for the authenticity or completeness of lease information provided by others. C&W recommends that legal advice be obtained regarding the interpretation of lease provisions and the contractual rights of parties.

9. The forecasts of income and expenses are not predictions of the future. Rather, they are the Appraiser's best estimates of current market thinking on future income and expenses. The Appraiser and C&W make no warranty or representation that these forecasts will materialize. The real estate market is constantly fluctuating and changing. It is not the Appraisers task to predict or in any way warrant the conditions of a future real estate market; the Appraiser can only reflect what the investment community, as of the date of the Appraisal, envisages for the future in terms of rental rates, expenses, supply and demand.

10. Unless otherwise stated in the Appraisal, the existence of potentially hazardous or toxic materials which may have been used in the construction or maintenance of the improvements or may be located at or about the Property was not considered in arriving at the opinion of value. These materials (such as formaldehyde foam insulation, asbestos insulation and other potentially hazardous materials) may adversely affect the value of the Property. The Appraisers are not qualified to detect such substances. C&W recommends that an environmental expert be employed to determine the impact of these matters on the opinion of value.

11. Unless otherwise stated in the Appraisal, compliance with the requirements of the Americans With Disabilities Act of 1990 (ADA) has not been considered in arriving at the opinion of value. Failure to comply with the requirements of the ADA may adversely affect the value of the property. C&W recommends that an expert in this field be employed.

================================================================================


                                      -150-
                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

CERTIFICATION OF APPRAISAL
================================================================================

We certify that, to the best of our knowledge and belief:

1. Lynda Gallagher and Steven M. Halbert, J.D., MAI, inspected the property and wrote the report. Donald R. Morris, MAI, Manager, Cushman & Wakefield of Washington D.C., Valuation Advisory Services, inspected the property and has reviewed and approved the report.

2.    The statements of fact contained in this report are true and correct.

3. The reported analyses, opinions, and conclusions are limited only by the reported assumptions and limiting conditions, and are our personal, unbiased professional analyses, opinions, and conclusions.

4. We have no present or prospective interest in the property that is the subject of this report, and we have no personal interest or bias with respect to the parties involved.

5. Our compensation is not contingent upon the reporting of a predetermined value or direction in value that favors the cause of the client, the amount of the value estimate, the attainment of a stipulated result, or the occurrence of a subsequent event. The appraisal assignment was not based on a requested minimum valuation, a specific valuation or the approval of a loan.

6. No one provided significant professional assistance to the persons signing this report.

7. Our analyses, opinions and conclusions were developed, and this report has been prepared, in conformity with the Uniform Standards of Professional Appraisal Practice of the Appraisal Foundation and the Code of Professional Ethics and the Standards of Professional Appraisal Practice of the Appraisal Institute.

8. The use of this report is subject to the requirements of the Appraisal Institute relating to review by its duly authorized representatives.

9. As of the date of this report, Steven M. Halbert, J.D., MAI, and Donald R. Morris, MAI, have completed the requirements of the continuing education program of the Appraisal Institute.

================================================================================


                                      -151-
                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                      Certification of Appraisal
================================================================================

10. It is our opinion that the estimated market value of the subject property, in as-is condition, as of the effective date of the appraisal, as of July 1, 1997, is:

                         =============================
                                             Value
                         Property         Conclusions
                         =============================
                         Dabney I          $1,200,000
                         Dabney II         $1,400,000
                         Dabney III          $900,000
                         Dabney IV         $1,500,000
                         Dabney V          $1,900,000
                         Dabney VI         $1,900,000
                         Dabney VII        $1,600,000
                         Dabney VIII       $1,200,000
                         Dabney IX         $1,300,000
                         Dabney X          $4,100,000
                         Dabney XI         $2,300,000
                         Dabney A-1        $1,200,000
                         Dabney A-2        $2,600,000
                         Britton's Hill    $4,500,000
                         Westmoreland      $5,200,000
                         Morton Marks      $1,500,000
                         2110 Tomlynn        $550,000
                         =============================


/s/ Lynda Gallagher

Lynda Gallagher


/s/ Steven M. Halbert                                                     [SEAL]

Steven M. Halbert, J.D., MAI
Associate Director
Virginia Certified General Real Estate Appraiser No. 4001 001971


/s/ Donald R. Morris                                                      [SEAL]

Donald R. Morris, MAI
Manager, Director
Virginia Certified General Appraiser No. 4001-002465

================================================================================


                                      -152-
                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                 ===============================================================
                 COMPLETE ADDENDA TO THE
                 APPRAISAL OF REAL PROPERTY

                 17 Industrial Buildings
                 Located in the Greater Dabney Area
                 Henrico County, Virginia

                 VOLUME II OF II
                 ===============================================================

                 As Of July 1, 1997

                 Prepared For:

                 Goldman Sachs Mortgage Company
                 85 Broad Street
                 New York, New York 10004

                 Prepared By:

                 Cushman & Wakefield of Washington, D.C., Inc.
                 Valuation Advisory Services
                 1875 Eye Street, NW
                 Suite 700
                 Washington, D.C. 20006

                 ===============================================================

                                                                         Addenda
================================================================================

ADDENDA

o     Property Specific Data Under Separate Tabs

            Historical and Budget Income and Expense Statement

            Pro Ject +Plus Lease Abstract Report

            Pro Ject +Plus Assumptions Report

                         =========================
                         Property            Tab
                         =========================
                         Dabney I              I
                         Dabney II            II
                         Dabney III          III
                         Dabney IV            IV
                         Dabney V              V
                         Dabney VI            VI
                         Dabney VII          VII
                         Dabney VIII        VIII
                         Dabney IX            IX
                         Dabney X              X
                         Dabney XI            XI
                         Dabney A-1          XII
                         Dabney A-2         XIII
                         Britton's Hill      XIV
                         Westmoreland         XV
                         Morton Marks        XVI
                         2110 Tomlynn       XVII
                         =========================

o     Improved Sales

o     Investor Survey

o     Appraisers Qualifications

================================================================================

                                                                         Addenda
================================================================================

                                    Dabney I
                           Operating Expense Statement
                         Pro-Ject Lease Abstract Report
                           Pro-Ject Assumptions Report

                        Historical Operating Statements

                                    Dabney I

Building NRA                    33,600 SF

                                1994 Actual      1995 Actual      1996 Actual      1997 Budget
                              ---------------  ---------------  ---------------  ---------------
Item                           Amount  Per SF   Amount  Per SF   Amount  Per SF   Amount  Per SF
==============================================================  ===============  ===============
INCOME
    Gross Income              $122,398  $3.64  $155,340  $4.62  $170,960  $5.09  $157,698  $4.69
    Reimbursements                   0   0.00         0   0.00     1,342   0.04     1,416   0.04
                              ---------------  ---------------  ---------------  ---------------
    Total Income              $122,398  $3.64  $155,340  $4.62  $172,302  $5.13  $159,114  $4.74
                              ---------------  ---------------  ---------------  ---------------

EXPENSES
    Real Estate Taxes         $  9,768  $0.29  $  9,768  $0.29  $  9,568  $0.28  $  9,766  $0.29
    Operating Expense           12,171   0.36    23,435   0.70    13,156   0.39    18,031   0.54
    General & Administrative    17,708   0.53     6,594   0.20     8,866   0.26     9,010   0.27
    Management Fee                   0   0.00     1,729   0.05     2,448   0.07     4,702   0.14
                              ---------------  ---------------  ---------------  ---------------
    Total Expenses            $ 39,647  $1.18  $ 41,526  $1.24  $ 34,038  $1.01  $ 41,509  $1.24
                              ---------------  ---------------  ---------------  ---------------

NET OPERATING INCOME          $ 82,751  $2.46  $113,814  $3.39  $138,264  $4.12  $117,605  $3.50
                              ===============  ===============  ===============  ===============
------------------------------------------------------------------------------------------------

                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                    Dabney 1
                            PROJECT DESIGNATOR: DAB1
                            REVISION: 6/12/97 @ 11:08
                              LEASE ABSTRACT REPORT
                                 FOR ALL TENANTS
                                 6/16/97 @ 9:04

                 PRIMARY/                                    ANNUAL
                SECONDARY SQUARE LEASE LEASE OPTION  MINIMUM MINIMUM OVERAGE  CEILING BREAKPOINT               PRO RATA   % OF RENT
TENANT            CODES    FEET  BEGIN  END   #/MOS  RENT/SF  RENT      %     (000'S)   (000'S)  RECOVERIES   SHARE BASE SUBJ TO CPI
--------------- --------- ------ ----- ----- ------  ------- ------- -------  ------- ---------- ----------   ---------- -----------
#  1-SUITE 1        -      8,400 12/95 12/00    -        5.51  46,284   -        -         -   TAX & INSURANCE  13,128
Media Post Marketi  -                               1/98 5.73  48,135
                                                    1/99 5.96  50,061
                                                    1/00 6.20  52,063

#  2-SUITE 2        -      8,400  5/82  5/99    -        4.45  37,380   -        -         -   TAX & INSURANCE  11,263
Scherr Refrig       -                               6/98 4.58  38,501

#  3-SUITE 3        -      7,420  2/97  2/07    -        5.65  41,923   -        -         -   TAX & INSURANCE  12,729
Ellis Flooring      -                               3/98 5.82  43,181
                                                    3/99 5.99  44,476
                                                    3/00 6.17  45,810
                                                    3/01 6.36  47,185
                                                    3/02 6.55  48,600
                                                    3/03 6.75  50,058
                                                    3/04 6.95  51,560
                                                    3/05 7.16  53,107
                                                    3/06 7.37  54,700

#  4-SUITE 4        -      5,180 12/93  9/99    -        4.06  21,031   -        -         -   TAX & INSURANCE  11,263
Durfee Thurber      -                              10/97 4.18  21,662
                                                   10/98 4.31  22,312

#  5-SUITE 5        -      4,200  7/97  6/02    -        6.14  25,788   -        -         -   TAX & INSURANCE  12,729
UnijAX              -                               7/98 6.32  26,562
                                                    7/99 6.51  27,358
                                                    7/00 6.71  28,179
                                                    7/01 6.91  29,025
                          ------
                          33,600
                          ======

                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                    Dabney 1
                            PROJECT DESIGNATOR: DAB1
                            REVISION: 6/12/97 @ 11:08
                           PROJECT ASSUMPTIONS REPORT
                              INCLUDING ALL TENANTS
                                 6/17/97 @ 23:30

    BUILDING PROLOGUE
    -----------------

    LEASEHOLD ANALYSIS OF Dabney 1 BEGINNING 7/1997
    FOR 18 YEARS ON A FISCAL YEAR BASIS

    AREA MEASURES
    -------------

    NRA
    1997 VALUE   -      33,600
    THEREAFTER   - CONSTANT

    OCCA
    1997 VALUE   -      30,882
    1998 VALUE   -      33,600
    1999 VALUE   -      29,505
    2000 VALUE   -      33,168
    2001 VALUE   -      30,800
    2002 VALUE   -      32,200
    2003 VALUE   -      33,600
    2004 VALUE   -      33,600
    2005 VALUE   -      33,600
    2006 VALUE   -      31,500
    2007 VALUE   -      28,700
    2008 VALUE   -      30,800
    2009 VALUE   -      32,900
    2010 VALUE   -      32,900
    2011 VALUE   -      33,600
    2012 VALUE   -      33,600
    2013 VALUE   -      33,600
    2014 VALUE   -      26,600
    THEREAFTER   - CONSTANT

    GROWTH RATES
    ------------

    INC1
    1997 VALUE   -        1.50
    1998 VALUE   -        3.00
    THEREAFTER   - CONSTANT

    EXP1
    1997 VALUE   -        1.75
    1998 VALUE   -        3.50
    THEREAFTER   - CONSTANT

    3%
    1997 VALUE   -        3.00
    THEREAFTER   - CONSTANT

    4%
    1997 VALUE   -        4.00
    THEREAFTER   - CONSTANT

    CPI
    1997 VALUE   -        1.75
    1998 VALUE   -        3.50
    THEREAFTER   - CONSTANT

    COMN

   1997 VALUE -          6.00
   THEREAFTER -   CONSTANT

   COMR
   1997 VALUE -          2.00
   THEREAFTER -   CONSTANT

   COMB
    +30.0% OF COMN +70.0% OF COMR

   MARKET RATES
   ------------

   MRKR
   1997 VALUE -          5.40
   THEREAFTER   - GROWING AT GROWTH RATE INC1

   TIRN
   1997 VALUE   -        0.50
   THEREAFTER   - GROWING AT GROWTH RATE EXP1

   TINW
   1997 VALUE   -        2.00
   THEREAFTER   - GROWING AT GROWTH RATE EXP1

   TIWA
    +70.0% OF   TIRN +30.0% OF TINW

   RESR
   1997 VALUE            0.20
   THEREAFTER   - GROWING AT GROWTH RATE EXP1

   INSE
   1997 VALUE            0.10
   THEREAFTER   - GROWING AT GROWTH RATE EXP1

   MISCELLANEOUS INCOMES
   ---------------------

   NONE

   EXPENSES
   --------

   Real Estate Taxes , REFERRED TO AS TAX
   CHARGED AGAINST NET OPERATING INCOME
   1997 VALUE -         9,369
   THEREAFTER - GROWING AT GROWTH RATE EXP1

   OPERATING EXPENSES, REFERRED TO AS OPEX
   CHARGED AGAINST NET OPERATING INCOME
   1997 VALUE -         18,000
   THEREAFTER - GROWING AT GROWTH RATE EXP1

   G&A EXPENSES      , REFERRED TO AS G&A
   CHARGED AGAINST NET OPERATING INCOME
   1997 VALUE -         9,000
   THEREAFTER - GROWING AT GROWTH RATE EXP1

   MANAGEMENT FEES  ,  REFERRED TO AS MGMT
   CHARGED AGAINST NET OPERATING INCOME
    3.00% OF EFFECTIVE GROSS INCOME

   Industrial Gross , REFERRED TO AS GRSS
   AN INFORMATIONAL EXPENSE

    +100.0% OF TAX     +2.0% OF OPEX

    INSURANCE            , REFERRED TO AS INSE
    AN INFORMATIONAL EXPENSE
    MARKET RATE INSE MULTIPLIED BY AREA MEASURE NRA

    TAX & INSURANCE      , REFERRED TO AS TX&I
    AN INFORMATIONAL EXPENSE
    +100.0% OF TAX +100.0% OF INSE

    VACANCY ALLOWANCE
    -----------------

    PERCENTAGE OF POTENTIAL GROSS INCOME
    FOR ALL TENANTS SUBJECT TO VACANCY
    1997 VALUE -         2.00
    THEREAFTER - CONSTANT

    MANAGEMENT FEE
    --------------

    NONE

    COMMISSION CALCULATIONS
    -----------------------

    STANDARD METHOD #1       0.000% OF TOTAL RENT

    STANDARD METHOD #2       0.000% OF TOTAL RENT

    STANDARD METHOD #3       0.000% OF TOTAL RENT

    STANDARD METHOD #4       0.000% OF TOTAL RENT

    STANDARD METHOD #5       0.000% OF TOTAL RENT

    COMMISSION PAYOUTS
    -----------------

    STANDARD METHOD #1       CASHED OUT

    STANDARD METHOD #2       AMORTIZED OVER LIFE OF LEASE

    STANDARD METHOD #3       CASHED OUT

    STANDARD METHOD #4       CASHED OUT

    STANDARD METHOD #5       CASHED OUT

    ALTERATION CALCULATION
    ----------------------

    1997 VALUE  -        0.00
    1998 VALUE  -        0.00
    1999 VALUE  -        0.00
    2000 VALUE  -        0.00
    2001 VALUE  -        0.00
    2002 VALUE  -        0.00
    2003 VALUE  -        0.00
    2004 VALUE  -        0.00
    2005 VALUE  -        0.00
    2006 VALUE  -        0.00
    2007 VALUE  -        0.00

     2008 VALUE -        0.00
     2009 VALUE -        0.00
     2010 VALUE -        0.00
     2011 VALUE -        0.00
     THEREAFTER - CONSTANT

     ALTERATION PAYOUTS
     ------------------

     STANDARD METHOD #1 - CASHED OUT

     STANDARD METHOD #2 - CASHED OUT

     STANDARD METHOD #3 - CASHED OUT

     STANDARD METHOD #4 - CASHED OUT

     STANDARD METHOD #5 - CASHED OUT

     COMMON AREA MAINTENANCE POOL
     ----------------------------

     NONE

     CAPITAL EXPENDITURES
     -------------------

     RESERVES
     MARKET RATE RESR MULTIPLIED BY AREA MEASURE NRA

     PRIMARY CLASSIFICATION CODES
     ----------------------------

     NONE

     SECONDARY CLASSIFICATION CODES
     ------------------------------

     NONE

     COST CENTERS
     ------------

     NONE

     SALES VOLUME PROFILE
     --------------------

               PERCENT OF      RELATIVE
     MONTH    ANNUAL SALES      VOLUME
     -----    ------------     --------
     JAN          8.33%           1.00
     FEB          8.33%           1.00
     MAR          8.33%           1.00
     APR          8.33%           1.00
     MAY          8.33%           1.00
     JUN          8.33%           1.00
     JUL          8.33%           1.00
     AUG          8.33%           1.00
     SEP          8.33%           1.00
     OCT          8.33%           1.00

NOV          8.33%           1.00
DEC          8.33%           1.00
           -------        -------
TOTALS     100.00%          12.00

GLOBAL  RECOVERIES
------------------

Industrial Gross , REFERRED TO AS INGR
PRO RATA SHARE RECOVERY OF EXPENSE GRSS
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

TENANT PROLOGUE
---------------

MINIMUM RENTS:
SPECIFIED AMOUNTS INTERPRETED AS AMOUNTS/SQUARE FOOT/YEAR
MARKET RATES INTERPRETED AS AMOUNTS/SQUARE FOOT/YEAR

SALES VOLUMES AND BREAKPOINTS:
SPECIFIED AMOUNTS INTERPRETED AS AMOUNTS/YEAR
MARKET RATES INTERPRETED AS AMOUNTS/SQUARE FOOT/YEAR

RENEWAL RENTS ARE COMPOUNDED ANNUALLY
RELETTING DOWNTIME AND EXPENSES ARE NOT CONDITIONAL ON GOING TO MARKET

REFERENCE TENANTS
----------------

THERE ARE A TOTAL OF 1 REFERENCE TENANT(S):

--------------------------------------------------------------------------------

# 1 - reference3
BASE LEASE DATES:  1/1996 TO 12/2005
TYPE OF TENANT:    OFFICE
SQUARE FOOTAGE:         1
NOT SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT -     0.00/SF/YR

RECOVERIES: NONE

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

           LENGTH      VACANT  SQ FT     MONTHS OF
 TERM   YEARS.MONTHS   MONTHS INCREASE   FREE RENT   COMMISSIONS   ALTERATIONS
 ----   ------------   ------ --------   ---------   -----------   -----------
   1        7.00          4     NONE        NONE         YES           YES
   2        7.00          4     NONE        NONE         YES           YES

RENEWAL MINIMUM RENT:
MARKET RATE MRKR MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE 3%  PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

TAX & INSURANCE
PRO RATA SHARE RECOVERY OF EXPENSE TX&I
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:   GROWTH RATE COMB
RENEWAL PAYOUT:        CASHED OUT

RENEWAL ALTERATIONS:   MARKET RATE TIWA
RENEWAL PAYOUT:        CASHED OUT

TENANTS
-------

THERE ARE A TOTAL OF     5 LEASEHOLD TENANT(S):

--------------------------------------------------------------------------------

# 1 - SUITE I          , Media Post Marketi
BASE LEASE DATES:        12/1995 TO 12/2000
TYPE OF TENANT:          OFFICE
SQUARE FOOTAGE:           8,400
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
1998 VALUE -     5.51/SF/YR
THEREAFTER - GROWING AT     4.00%

RECOVERIES:

TAX & INSURANCE
PRO RATA SHARE RECOVERY OF EXPENSE TX&I
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE AMOUNT OF 13,128

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

           LENGTH      VACANT  SQ FT     MONTHS OF
 TERM   YEARS.MONTHS   MONTHS INCREASE   FREE RENT   COMMISSIONS   ALTERATIONS
 ----   ------------   ------ --------   ---------   -----------   -----------
   1        7.00          4     NONE        NONE         YES           YES
   2        7.00          4     NONE        NONE         YES           YES

RENEWAL MINIMUM RENT:
MARKET RATE MRKR MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE 3%     PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

TAX & INSURANCE
PRO RATA SHARE RECOVERY OF EXPENSE TX&I
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:   GROWTH RATE COMB
RENEWAL PAYOUT:        CASHED OUT

RENEWAL ALTERATIONS:  MARKET RATE TIWA
RENEWAL PAYOUT:       CASHED OUT

--------------------------------------------------------------------------------

# 2 - SUITE 2            , Scherr Refrig
BASE LEASE DATES:          5/1982 TO 5/1999
TYPE OF TENANT:            OFFICE
SQUARE FOOTAGE:             8,400
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
1998 VALUE -       4.45/SF/YR
THEREAFTER - GROWING AT       3.00%

RECOVERIES:

TAX & INSURANCE
PRO RATA SHARE RECOVERY OF EXPENSE TX&I
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE AMOUNT OF 11,263

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

           LENGTH      VACANT  SQ FT     MONTHS OF
 TERM   YEARS.MONTHS   MONTHS INCREASE   FREE RENT   COMMISSIONS   ALTERATIONS
 ----   ------------   ------ --------   ---------   -----------   -----------
   1        7.00          4     NONE        NONE         YES           YES
   2        7.00          4     NONE        NONE         YES           YES
   3        7.00          4     NONE        NONE         YES           YES

RENEWAL MINIMUM RENT:
MARKET RATE MRKR MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE 3%        PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

TAX & INSURANCE
PRO RATA SHARE RECOVERY OF EXPENSE TX&I
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:    GROWTH RATE COMB
RENEWAL PAYOUT:         CASHED OUT

RENEWAL ALTERATIONS:    MARKET RATE TIWA
RENEWAL PAYOUT:         CASHED OUT

--------------------------------------------------------------------------------

# 3 - SUITE 3            , Ellis Flooring
BASE LEASE DATES:          2/1997 TO 2/2007
TYPE OF TENANT:            OFFICE
SQUARE FOOTAGE:            7,420
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
1998 VALUE -       5.65/SF/YR
THEREAFTER - GROWING AT       3.00%

RECOVERIES:

TAX & INSURANCE
PRO RATA SHARE RECOVERY OF EXPENSE TX&I
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

           LENGTH      VACANT  SQ FT     MONTHS OF
 TERM   YEARS.MONTHS   MONTHS INCREASE   FREE RENT   COMMISSIONS   ALTERATIONS
 ----   ------------   ------ --------   ---------   -----------   -----------
   1        7.00          4     NONE        NONE         YES           YES
   2        7.00          4     NONE        NONE         YES           YES

RENEWAL MINIMUM RENT:
MARKET RATE MRKR MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE 3%      PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

TAX & INSURANCE
PRO RATA SHARE RECOVERY OF EXPENSE TX&I
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:      GROWTH RATE COMB
RENEWAL PAYOUT:           CASHED OUT

RENEWAL ALTERATIONS:      MARKET RATE TIWA
RENEWAL PAYOUT:           CASHED OUT

--------------------------------------------------------------------------------

# 4 - SUITE 4           , Durfee Thurber
BASE LEASE DATES:         12/1993 TO 9/1999
TYPE OF TENANT:           OFFICE
SQUARE FOOTAGE:            5,180
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
1998 VALUE -     4.06/SF/YR
THEREAFTER - GROWING AT      3.00%

RECOVERIES:

TAX & INSURANCE
PRO RATA SHARE RECOVERY OF EXPENSE TX&I
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE AMOUNT OF       11,263

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

           LENGTH      VACANT  SQ FT     MONTHS OF
 TERM   YEARS.MONTHS   MONTHS INCREASE   FREE RENT   COMMISSIONS   ALTERATIONS
 ----   ------------   ------ --------   ---------   -----------   -----------
   1        7.00          4     NONE        NONE         YES           YES
   2        7.00          4     NONE        NONE         YES           YES
   3        7.00          4     NONE        NONE         YES           YES

RENEWAL MINIMUM RENT:
MARKET RATE MRKR MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE 3%    PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

TAX & INSURANCE
PRO RATA SHARE RECOVERY OF EXPENSE TX&I
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:   GROWTH RATE COMB
RENEWAL PAYOUT:        CASHED OUT

RENEWAL ALTERATIONS:   MARKET RATE TIWA
RENEWAL PAYOUT:        CASHED OUT

--------------------------------------------------------------------------------

# 5 - SUITE 5          , UnijAX
BASE LEASE DATES:        7/1997 TO 6/2002
TYPE OF TENANT:          OFFICE
SQUARE FOOTAGE:          4,200
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
1998 VALUE -     6.14/SF/YR
THEREAFTER - GROWING AT   3.00%

RECOVERIES:

TAX & INSURANCE
PRO RATA SHARE RECOVERY OF EXPENSE TX&I
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

COMMISSIONS:   GROWTH RATE COMR
PAYOUT:        CASHED OUT

ALTERATIONS:   MARKET RATE TIRN
PAYOUT:        CASHED OUT

SPECULATIVE RENEWALS:

           LENGTH      VACANT  SQ FT     MONTHS OF
 TERM   YEARS.MONTHS   MONTHS INCREASE   FREE RENT   COMMISSIONS   ALTERATIONS
 ----   ------------   ------ --------   ---------   -----------   -----------
   1        7.00          4     NONE        NONE         YES           YES
   2        7.00          4     NONE        NONE         YES           YES

RENEWAL MINIMUM RENT:
MARKET RATE MRKR MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE 3%     PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

TAX & INSURANCE

PRO RATA SHARE RECOVERY OF EXPENSE TX&I
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:  GROWTH RATE COMB
RENEWAL PAYOUT:       CASHED OUT

RENEWAL ALTERATIONS:  MARKET RATE TIWA
RENEWAL PAYOUT:       CASHED OUT

                                                                         Addenda
================================================================================

                                    Dabney II
                           Operating Expense Statement
                         Pro-Ject Lease Abstract Report
                           Pro-Ject Assumptions Report

                         Historical Operating Statements
                                    Dabney II

Building NRA                    42,000 SF

                                1994 Actual      1995 Actual      1996 Actual      1997 Budget
                              ---------------  ---------------  ---------------  ---------------
Item                           Amount  Per SF   Amount  Per SF   Amount  Per SF   Amount  Per SF
==============================================================  ===============  ===============
INCOME
    Gross Income              $154,716  $3.68  $177,370  $4.22  $200,494  $4.77  $192,227  $4.58
    Reimbursements                   0   0.00        14   0.00        14   0.00        24   0.00
                              ---------------  ---------------  ---------------  ---------------
    Total Income              $154,716  $3.68  $177,384  $4.22  $200,508  $4.77  $192,251  $4.58
                              ---------------  ---------------  ---------------  ---------------

EXPENSES
    Real Estate Taxes         $ 10,521  $0.25  $ 10,521  $0.25  $ 10,306  $0.25  $ 10,306  $0.25
    Operating Expense           12,116   0.29    18,715   0.45    14,910   0.36    20,442   0.49
    General & Administrative    12,559   0.30     7,940   0.19     8,915   0.21    10,426   0.25
    Management Fee                   0   0.00     2,077   0.05     2,988   0.07     5,765   0.14
                              ---------------  ---------------  ---------------  ---------------
    Total Expenses            $ 35,196  $0.84  $ 39,253  $0.93  $ 37,119  $0.88  $ 46,939  $1.12
                              ---------------  ---------------  ---------------  ---------------

NET OPERATING INCOME          $119,519  $2.85  $138,131  $3.29  $163,389  $3.89  $145,312  $3.46
                              ===============  ===============  ===============  ===============
------------------------------------------------------------------------------------------------

                                    DABNEY 2
                            PROJECT DESIGNATOR: DAB2
                            REVISION: 6/17/97 @ 15:01
                              LEASE ABSTRACT REPORT
                                 FOR ALL TENANTS
                                 6/18/97 @ 9:04

                 PRIMARY/                                    ANNUAL
                SECONDARY SQUARE LEASE LEASE OPTION  MINIMUM MINIMUM OVERAGE  CEILING BREAKPOINT               PRO RATA   % OF RENT
TENANT            CODES    FEET  BEGIN  END   #/MOS  RENT/SF  RENT      %     (000'S)   (000'S)  RECOVERIES   SHARE BASE SUBJ TO CPI
--------------- --------- ------ ----- ----- ------  ------- ------- -------  ------- ---------- ----------   ---------- -----------
#  1-SUITE 1        -     12,600  8/90  1/01    -        4.41  55,566   -        -         -   TAX & INSURANCE  14,674
WYNNE GUILD         -

#  2-SUITE 2        -     12,600 10/94  9/99    -        5.44  68,544   -        -         -   TAX & INSURANCE  14,721
MIRROR COMPANY      -                              10/97 5.60  70,600
                                                   10/98 5.77  72,718

#  3-SUITE 3        -      8,400  7/97  6/02    -        3.97  33,348   -        -         -   TAX & INSURANCE  20,580
ALADDIN MILLS       -                               7/98 4.09  34,348
                                                    7/99 4.21  35,379
                                                    7/00 4.34  36,440
                                                    7/01 4.47  37,533

#  4-SUITE 4        -      4,200  9/95  8/00    -        5.88  24,696   -        -         -   TAX & INSURANCE  14,720
FACELIFT MID-ATLAN  -                               9/97 6.06  25,437
                                                    9/98 6.24  26,200
                                                    9/99 6.43  26,986

#  5-SUITE 5        -      4,200  5/92  7/00    -        4.11  17,262   -        -         -   TAX & INSURANCE  14,674
DOMINION RESTORATI  -                               8/97 4.27  17,952
                                                    8/98 4.45  18,671
                                                    8/99 4.62  19,417
                          ------
                          42,000
                          ======

                                    DABNEY 2
                            PROJECT DESIGNATOR: DAB2
                            REVISION: 6/17/97 @ 15:01
                           PROJECT ASSUMPTIONS REPORT
                              INCLUDING ALL TENANTS
                                 6/17/97 @ 23:30

    BUILDING PROLOGUE
    -----------------

    LEASEHOLD ANALYSIS OF DABNEY 2 BEGINNING 7/1997
    FOR 18 YEARS ON A FISCAL YEAR BASIS

    AREA MEASURES
    -------------

    NRA
    1997 VALUE   -      42,000
    THEREAFTER   - CONSTANT

    OCCA
    1997 VALUE   -      37,800
    1998 VALUE   -      42,000
    1999 VALUE   -      38,850
    2000 VALUE   -      38,150
    2001 VALUE   -      37,800
    2002 VALUE   -      39,200
    2003 VALUE   -      42,000
    2004 VALUE   -      42,000
    2005 VALUE   -      42,000
    2006 VALUE   -      42,000
    2007 VALUE   -      37,450
    2008 VALUE   -      35,350
    2009 VALUE   -      40,600
    2010 VALUE   -      40,600
    2011 VALUE   -      42,000
    2012 VALUE   -      42,000
    2013 VALUE   -      42,000
    2014 VALUE   -      37,800
    THEREAFTER   - CONSTANT

    GROWTH RATES
    ------------

    INC1
    1997 VALUE   -        1.50
    1998 VALUE   -        3.00
    THEREAFTER   - CONSTANT

    EXP1
    1997 VALUE   -        1.75
    1998 VALUE   -        3.50
    THEREAFTER   - CONSTANT

    3%
    1997 VALUE   -        3.00
    THEREAFTER   - CONSTANT

    4%
    1997 VALUE   -        4.00
    THEREAFTER   - CONSTANT

    CPI
    1997 VALUE   -        1.75
    1998 VALUE   -        3.50
    THEREAFTER   - CONSTANT

    COMN

   1997 VALUE -        6.00
   THEREAFTER -   CONSTANT

   COMR
   1997 VALUE -        2.00
   THEREAFTER -   CONSTANT

   COMB
    +30.0% OF COMN +70.0% OF COMR

   MARKET RATES
   ------------

   MKT1
   1997 VALUE -        5.40
   THEREAFTER - GROWING AT GROWTH RATE INC1

   TIRN
   1997 VALUE -        0.50
   THEREAFTER - GROWING AT GROWTH RATE EXP1

   TINW
   1997 VALUE -        2.00
   THEREAFTER - GROWING AT GROWTH RATE EXP1

   TIWA
    +70.0% OF TIRN +30.0% OF TINW

   RESR
   1997 VALUE -        0.20
   THEREAFTER - GROWING AT GROWTH RATE EXP1

   INSE
   1997 VALUE          0.10
   THEREAFTER - GROWING AT GROWTH RATE EXP1

   MISCELLANEOUS INCOMES
   ---------------------

   NONE

   EXPENSES
   --------

   Property Taxes    , REFERRED TO AS TAX
   CHARGED AGAINST NET OPERATING INCOME
   1997 VALUE -         16,380
   THEREAFTER - GROWING AT GROWTH RATE EXP1

   OPERATING EXPENSES, REFERRED TO AS OPEX
   CHARGED AGAINST NET OPERATING INCOME
   1997 VALUE -         18,000
   THEREAFTER - GROWING AT GROWTH RATE EXP1

   G&A EXPENSES      , REFERRED TO AS G&A
   CHARGED AGAINST NET OPERATING INCOME
   1997 VALUE -         10,000
   THEREAFTER - GROWING AT GROWTH RATE EXP1

   MANAGEMENT FEES  ,  REFERRED TO AS MGMT
   CHARGED AGAINST NET OPERATING INCOME
    3.00% OF EFFECTIVE GROSS INCOME

   Industrial Gross , REFERRED TO AS GRSS
   AN INFORMATIONAL EXPENSE

    +100.0% OF TAX     +2.0% OF OPEX

    INSURANCE            , REFERRED TO AS INSE
    AN INFORMATIONAL EXPENSE
    MARKET RATE INSE MULTIPLIED BY AREA MEASURE NRA

    TAX & INSURANCE      , REFERRED TO AS TX&I
    AN INFORMATIONAL EXPENSE
    +100.0% OF TAX +100.0% OF INSE

    VACANCY ALLOWANCE
    -----------------

    PERCENTAGE OF POTENTIAL GROSS INCOME
    FOR ALL TENANTS SUBJECT TO VACANCY
    1997 VALUE -         2.00
    THEREAFTER - CONSTANT

    MANAGEMENT FEE
    --------------

    NONE

    COMMISSION CALCULATIONS
    -----------------------

    STANDARD METHOD #1 - 0.000% OF TOTAL RENT

    STANDARD METHOD #2 - 0.000% OF TOTAL RENT

    STANDARD METHOD #3 - 0.000% OF TOTAL RENT

    STANDARD METHOD #4 - 0.000% OF TOTAL RENT

    STANDARD METHOD #5 - 0.000% OF TOTAL RENT

    COMMISSION PAYOUTS
    -----------------

    STANDARD METHOD #1 - CASHED OUT

    STANDARD METHOD #2 - AMORTIZED OVER LIFE OF LEASE

    STANDARD METHOD #3 - CASHED OUT

    STANDARD METHOD #4 - CASHED OUT

    STANDARD METHOD #5 - CASHED OUT

    ALTERATION CALCULATION
    ----------------------

    1997 VALUE  -        0.00
    1998 VALUE  -        0.00
    1999 VALUE  -        0.00
    2000 VALUE  -        0.00
    2001 VALUE  -        0.00
    2002 VALUE  -        0.00
    2003 VALUE  -        0.00
    2004 VALUE  -        0.00
    2005 VALUE  -        0.00
    2006 VALUE  -        0.00
    2007 VALUE  -        0.00

     2008 VALUE -        0.00
     2009 VALUE -        0.00
     2010 VALUE -        0.00
     2011 VALUE -        0.00
     THEREAFTER - CONSTANT

     ALTERATION PAYOUTS
     ------------------

     STANDARD METHOD #1 - CASHED OUT

     STANDARD METHOD #2 - CASHED OUT

     STANDARD METHOD #3 - CASHED OUT

     STANDARD METHOD #4 - CASHED OUT

     STANDARD METHOD #5 - CASHED OUT

     COMMON AREA MAINTENANCE POOL
     ----------------------------

     NONE

     CAPITAL EXPENDITURES
     -------------------

     RESERVES
     MARKET RATE RESR MULTIPLIED BY AREA MEASURE NRA

     PRIMARY CLASSIFICATION CODES
     ----------------------------

     NONE

     SECONDARY CLASSIFICATION CODES
     ------------------------------

     NONE

     COST CENTERS
     ------------

     NONE

     SALES VOLUME PROFILE
     --------------------

               PERCENT OF      RELATIVE
     MONTH    ANNUAL SALES      VOLUME
     -----    ------------     --------
     JAN          8.33%           1.00
     FEB          8.33%           1.00
     MAR          8.33%           1,00
     APR          8.33%           1.00
     MAY          8.33%           1.00
     JUN          8.33%           1.00
     JUL          8.33%           1.00
     AUG          8.33%           1.00
     SEP          8.33%           1.00
     OCT          8.33%           1.00

NOV          8.33%           1.00
DEC          8.33%           1.00
           -------        -------
TOTALS     100.00%          12.00

GLOBAL  RECOVERIES
------------------

Industrial Gross , REFERRED TO AS INGR
PRO RATA SHARE RECOVERY OF EXPENSE GRSS
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

TENANT PROLOGUE
---------------

MINIMUM RENTS:
SPECIFIED AMOUNTS INTERPRETED AS AMOUNTS/SQUARE FOOT/YEAR
MARKET RATES INTERPRETED AS AMOUNTS/SQUARE FOOT/YEAR

SALES VOLUMES AND BREAKPOINTS:
SPECIFIED AMOUNTS INTERPRETED AS AMOUNTS/YEAR
MARKET RATES INTERPRETED AS AMOUNTS/SQUARE FOOT/YEAR

RENEWAL RENTS ARE COMPOUNDED ANNUALLY
RELETTING DOWNTIME AND EXPENSES ARE NOT CONDITIONAL ON GOING TO MARKET

REFERENCE TENANTS
----------------

THERE ARE A TOTAL OF 1 REFERENCE TENANT(S):

--------------------------------------------------------------------------------

# 1 - reference3
BASE LEASE DATES:  1/1996 TO 12/2005
TYPE OF TENANT:    OFFICE
SQUARE FOOTAGE:         1
NOT SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT -     0.00/SF/YR

RECOVERIES: NONE

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

           LENGTH      VACANT  SQ FT     MONTHS OF
 TERM   YEARS.MONTHS   MONTHS INCREASE   FREE RENT   COMMISSIONS   ALTERATIONS
 ----   ------------   ------ --------   ---------   -----------   -----------
   1        7.00          4     NONE        NONE         YES           YES
   2        7.00          4     NONE        NONE         YES           YES

RENEWAL MINIMUM RENT:
MARKET RATE MKT1 MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE 3%  PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

TAX & INSURANCE
PRO RATA SHARE RECOVERY OF EXPENSE TX&I
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:   GROWTH RATE COMB
RENEWAL PAYOUT:        CASHED OUT

RENEWAL ALTERATIONS:   MARKET RATE TIWA
RENEWAL PAYOUT:        CASHED OUT

TENANTS
-------

THERE ARE A TOTAL OF     5 LEASEHOLD TENANT(S):

--------------------------------------------------------------------------------

# 1 - SUITE 1           , WYNNE GUILD
BASE LEASE DATES:         8/1990 TO 1/2001
TYPE OF TENANT:           OFFICE
SQUARE FOOTAGE:           12,600
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
1998 VALUE -     4.41/SF/YR
THEREAFTER - GROWING AT     0.00%

RECOVERIES:

TAX & INSURANCE
PRO RATA SHARE RECOVERY OF EXPENSE TX&I
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE AMOUNT OF 14,674

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

           LENGTH      VACANT  SQ FT     MONTHS OF
 TERM   YEARS.MONTHS   MONTHS INCREASE   FREE RENT   COMMISSIONS   ALTERATIONS
 ----   ------------   ------ --------   ---------   -----------   -----------
   1        7.00          4     NONE        NONE         YES           YES
   2        7.00          4     NONE        NONE         YES           YES

RENEWAL MINIMUM RENT:
MARKET RATE MKT1 MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE 3%       PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

TAX & INSURANCE
PRO RATA SHARE RECOVERY OF EXPENSE TX&I
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:   GROWTH RATE COMB
RENEWAL PAYOUT:        CASHED OUT

RENEWAL ALTERATIONS:  MARKET RATE TIWA
RENEWAL PAYOUT:       CASHED OUT

--------------------------------------------------------------------------------

# 2 - SUITE 2          , MIRROR COMPANY
BASE LEASE DATES:      10/1994 TO 9/1999
TYPE OF TENANT:          OFFICE
SQUARE FOOTAGE:          12,600
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
1998 VALUE -     5.44/SF/YR
THEREAFTER - GROWING AT    3.00%

RECOVERIES:

TAX & INSURANCE
PRO RATA SHARE RECOVERY OF EXPENSE TX&I
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE AMOUNT OF 14,721

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

           LENGTH      VACANT  SQ FT     MONTHS OF
 TERM   YEARS.MONTHS   MONTHS INCREASE   FREE RENT   COMMISSIONS   ALTERATIONS
 ----   ------------   ------ --------   ---------   -----------   -----------
   1        7.00          4     NONE        NONE         YES           YES
   2        7.00          4     NONE        NONE         YES           YES
   3        7.00          4     NONE        NONE         YES           YES

RENEWAL MINIMUM RENT:
MARKET RATE MKT1 MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE 3%     PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

TAX & INSURANCE
PRO RATA SHARE RECOVERY OF EXPENSE TX&I
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:    GROWTH RATE COMB
RENEWAL PAYOUT:         CASHED OUT

RENEWAL ALTERATIONS:    MARKET RATE TIWA
RENEWAL PAYOUT:         CASHED OUT

--------------------------------------------------------------------------------

# 3 - SUITE 3          , ALADDIN MILLS
BASE LEASE DATES:        7/1997 TO 6/2002
TYPE OF TENANT:          OFFICE
SQUARE FOOTAGE:          8,400
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
1998 VALUE -     3.97/SF/YR
THEREAFTER - GROWING AT    3.00%

RECOVERIES:

TAX & INSURANCE
PRO RATA SHARE RECOVERY OF EXPENSE TX&I
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

           LENGTH      VACANT  SQ FT     MONTHS OF
 TERM   YEARS.MONTHS   MONTHS INCREASE   FREE RENT   COMMISSIONS   ALTERATIONS
 ----   ------------   ------ --------   ---------   -----------   -----------
   1        7.00          4     NONE        NONE         YES           YES
   2        7.00          4     NONE        NONE         YES           YES

RENEWAL MINIMUM RENT:
MARKET RATE MKT1 MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE 3%      PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

TAX & INSURANCE
PRO RATA SHARE RECOVERY OF EXPENSE TX&I
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:      GROWTH RATE COMB
RENEWAL PAYOUT:           CASHED OUT

RENEWAL ALTERATIONS:      MARKET RATE TIWA
RENEWAL PAYOUT:           CASHED OUT

--------------------------------------------------------------------------------

# 4 - SUITE 4          , FACELIFT MID-ATLAN
BASE LEASE DATES:        9/1995 TO 8/2000
TYPE OF TENANT:          OFFICE
SQUARE FOOTAGE:           4,200
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
1998 VALUE -      5.88/SF/YR
THEREAFTER - GROWING AT     3.00%

RECOVERIES:

TAX & INSURANCE
PRO RATA SHARE RECOVERY OF EXPENSE TX&I
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE AMOUNT OF 14,720

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

           LENGTH      VACANT  SQ FT     MONTHS OF
 TERM   YEARS.MONTHS   MONTHS INCREASE   FREE RENT   COMMISSIONS   ALTERATIONS
 ----   ------------   ------ --------   ---------   -----------   -----------
   1        7.00          4     NONE        NONE         YES           YES
   2        7.00          4     NONE        NONE         YES           YES
   3        7.00          4     NONE        NONE         YES           YES

RENEWAL MINIMUM RENT:
MARKET RATE MKT1 MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE 3%    PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

TAX & INSURANCE
PRO RATA SHARE RECOVERY OF EXPENSE TX&I
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:   GROWTH RATE COMB
RENEWAL PAYOUT:        CASHED OUT

RENEWAL ALTERATIONS:   MARKET RATE TIWA
RENEWAL PAYOUT:        CASHED OUT

--------------------------------------------------------------------------------

# 5 - SUITE 5          , DOMINION RESTORATI
BASE LEASE DATES:        5/1992 TO 7/2000
TYPE OF TENANT:          OFFICE
SQUARE FOOTAGE:          4,200
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
1998 VALUE -     4.11/SF/YR
THEREAFTER - GROWING AT   4.00%

RECOVERIES:

TAX & INSURANCE
PRO RATA SHARE RECOVERY OF EXPENSE TX&I
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE AMOUNT OF 14,674

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

           LENGTH      VACANT  SQ FT     MONTHS OF
 TERM   YEARS.MONTHS   MONTHS INCREASE   FREE RENT   COMMISSIONS   ALTERATIONS
 ----   ------------   ------ --------   ---------   -----------   -----------
   1        7.00          4     NONE        NONE         YES           YES
   2        7.00          4     NONE        NONE         YES           YES
   3        7.00          4     NONE        NONE         YES           YES

RENEWAL MINIMUM RENT:
MARKET RATE MKT1 MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE 3%    PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

TAX & INSURANCE
PRO RATA SHARE RECOVERY OF EXPENSE TX&I

PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:   GROWTH RATE COMB
RENEWAL PAYOUT:        CASHED OUT

RENEWAL ALTERATIONS:   MARKET RATE TIWA
RENEWAL PAYOUT:        CASHED OUT

                                                                         Addenda
================================================================================

                                   Dabney III
                           Operating Expense Statement
                         Pro-Ject Lease Abstract Report
                           Pro-Ject Assumptions Report

                         Historical Operating Statements
                                   Dabney III

Building NRA                    23,850 SF

                                1994 Actual      1995 Actual      1996 Actual      1997 Budget
                              ---------------  ---------------  ---------------  ---------------
Item                           Amount  Per SF   Amount  Per SF   Amount  Per SF   Amount  Per SF
==============================================================  ===============  ===============
INCOME
    Gross Income              $120,628  $5.06  $126,857  $5.32  $ 70,039  $2.94  $128,052  $5.37
    Reimbursements                   0   0.00     1,120   0.05       290   0.01       600   0.03
                              ---------------  ---------------  ---------------  ---------------
    Total Income              $120,628  $5.06  $127,976  $5.37  $ 70,329  $2.95  $128,652  $5.39
                              ---------------  ---------------  ---------------  ---------------

EXPENSES
    Real Estate Taxes         $  7,330  $0.31  $  7,330  $0.31  $  7,181  $0.30  $  7,330  $0.31
    Operating Expense           15,703   0.66    18,913   0.79    10,766   0.45    19,753   0.83
    General & Administrative     5,632   0.24     5,590   0.23     3,827   0.16     7,133   0.30
    Management Fee                   0   0.00     1,160   0.05     1,022   0.04     3,754   0.16
                              ---------------  ---------------  ---------------  ---------------
    Total Expenses            $ 28,665  $1.20  $ 32,994  $1.38  $ 22,796  $0.96  $ 37,970  $1.59
                              ---------------  ---------------  ---------------  ---------------

NET OPERATING INCOME          $ 91,963  $3.86  $ 94,982  $3.98  $ 47,533  $1.99  $ 90,682  $3.80
                              ===============  ===============  ===============  ===============
------------------------------------------------------------------------------------------------

Note: 9,900 square feet or 42 percent of the building rolled in 1996 which contributes to the lower 1996 income figures.

                                    DABNET 3
                            PROJECT DESIGNATOR: DAB3
                            REVISION: 6/17/97 @ 15:11
                              LEASE ABSTRACT REPORT
                                 FOR ALL TENANTS
                                 6/18/97 @ 9:04

                 PRIMARY/                                    ANNUAL
                SECONDARY SQUARE LEASE LEASE OPTION  MINIMUM MINIMUM OVERAGE  CEILING BREAKPOINT               PRO RATA   % OF RENT
TENANT            CODES    FEET  BEGIN  END   #/MOS  RENT/SF  RENT      %     (000'S)   (000'S)  RECOVERIES   SHARE BASE SUBJ TO CPI
--------------- --------- ------ ----- ----- ------  ------- ------- -------  ------- ---------- ----------   ---------- -----------
#  1-SUITE 1        -      9,900  9/96  8/01    -        5.48  54,252   -        -         -   TAX & INSURANCE   9,565
UNITED POWER        -                               9/97 5.64  55,880
                                                    9/98 5.81  57,556
                                                    9/99 5.99  59,283
                                                    9/00 6.17  61,061

#  2-SUITE 2        -      7,050  8/84 11/97    -        5.40  38,070   -        -         -   TAX & INSURANCE   9,170
UNIJAX              -
                                              1- 60      5.56  39,198   -        -         -   TAX & INSURANCE  12,260
                                                   12/98 5.73  40,374
                                                   12/99 5.90  41,585
                                                   12/00 6.08  42,833
                                                   12/01 6.26  44,118

#  3-SUITE 3        -      3,600  6/97  5/02    -        6.35  22,860   -        -         -   TAX & INSURANCE  12,260
SWING N' DOOR       -                               6/98 6.54  23,546
                                                    6/99 6.74  24,252
                                                    6/00 6.94  24,980
                                                    6/01 7.15  25,729

#  4-SUITE 4        -      3,300  1/92 11/97    -        5.61  18,513   -        -         -   TAX & INSURANCE   9,068
WEST END SIGNS      -

                          ------
                          23,850
                          ======

                                    DABNET 3
                            PROJECT DESIGNATOR: DAB3
                            REVISION: 6/17/97 @ 15:11
                           PROJECT ASSUMPTIONS REPORT
                              INCLUDING ALL TENANTS
                                 6/17/97 @ 23:30

    BUILDING PROLOGUE
    -----------------

    LEASEHOLD ANALYSIS OF DABNET 3 BEGINNING 7/1997
    FOR 18 YEARS ON A FISCAL YEAR BASIS


    AREA MEASURES
    -------------

    NRA
    1997 VALUE   -     23,850
    THEREAFTER   - CONSTANT

    OCCA
    1997  VALUE  -     22,075
    1998  VALUE  -     23,025
    1999  VALUE  -     23,850
    2000  VALUE  -     23,850
    2001  VALUE  -     20,550
    2002  VALUE  -     22,063
    2003  VALUE  -     22,088
    2004  VALUE  -     23,850
    2005  VALUE  -     22,750
    2006  VALUE  -     23,850
    2007  VALUE  -     23,850
    2008  VALUE  -     23,850
    2009  VALUE  -     19,650
    2010  VALUE  -     21,200
    2011  VALUE  -     23,850
    2012  VALUE  -     22,750
    2013  VALUE  -     23,850
    2014  VALUE  -     23,850
    THEREAFTER   - CONSTANT

    GROWTH RATES
    ------------

    INC1
    1997 VALUE   -        1.50
    1998 VALUE   -        3.00
    THEREAFTER   - CONSTANT

    EXP1
    1997 VALUE   -        1.75
    1998 VALUE   -        3.50
    THEREAFTER   - CONSTANT

    3%
    1997 VALUE   -        3.00
    THEREAFTER   - CONSTANT

    4%
    1997 VALUE   -        4.00
    THEREAFTER   - CONSTANT

    CPI
    1997 VALUE   -        1.75
    1998 VALUE   -        3.50
    THEREAFTER   - CONSTANT

    COMN

   1997 VALUE -        6.00
   THEREAFTER -   CONSTANT

   COMR
   1997 VALUE -        2.00
   THEREAFTER -   CONSTANT

   COMB
    +30.0% OF COMN +70.0% OF COMR

   MARKET RATES
   ------------

   MKT1
   1997 VALUE -        6.35
   THEREAFTER - GROWING AT GROWTH RATE INC1

   TIRN
   1997 VALUE -        0.50
   THEREAFTER - GROWING AT GROWTH RATE EXP1

   TINW
   1997 VALUE -        2.00
   THEREAFTER - GROWING AT GROWTH RATE EXPI

   TIWA
    +70.0% OF TIRN +30.0% OF TINW

   RESR
   1997 VALUE -        0.20
   THEREAFTER - GROWING AT GROWTH RATE EXP1

   INSE
   1997 VALUE -        0.10
   THEREAFTER - GROWING AT GROWTH RATE EXP1

   MISCELLANEOUS INCOMES
   ---------------------

   NONE

   EXPENSES
   --------

   PROPERTY TAXES    , REFERRED TO AS TAX
   CHARGED AGAINST NET OPERATING INCOME
   1997 VALUE -        9,875
   THEREAFTER - GROWING AT GROWTH RATE EXP1

   OPERATING EXPENSES, REFERRED TO AS OPEX
   CHARGED AGAINST NET OPERATING INCOME
   1997 VALUE -       19,000
   THEREAFTER - GROWING AT GROWTH RATE EXP1

   General            , REFERRED TO AS G&A
   CHARGED AGAINST NET OPERATING INCOME
   1997 VALUE -        7,000
   THEREAFTER - GROWING AT GROWTH RATE EXP1

   MANAGEMENT FEES   , REFERRED TO AS MGMT
   CHARGED AGAINST NET OPERATING INCOME
     3.00% OF EFFECTIVE GROSS INCOME

   Industrial Gross , REFERRED TO AS GRSS
   AN INFORMATIONAL EXPENSE

    +100.0% OF TAX     +2.0% OF OPEX

    INSURANCE            , REFERRED TO AS INSE
    AN INFORMATIONAL EXPENSE
    MARKET RATE INSE MULTIPLIED BY AREA MEASURE NRA

    TAX & INSURANCE      , REFERRED TO AS TX&I
    AN INFORMATIONAL EXPENSE
    +100.0% OF TAX +100.0% OF INSE

    VACANCY ALLOWANCE
    -----------------

    PERCENTAGE OF POTENTIAL GROSS INCOME
    FOR ALL TENANTS SUBJECT TO VACANCY
    1997 VALUE -         2.00
    THEREAFTER - CONSTANT

    MANAGEMENT FEE
    --------------

    NONE

    COMMISSION CALCULATIONS
    -----------------------

    STANDARD METHOD #1 - 0.000% OF TOTAL RENT

    STANDARD METHOD #2 - 0.000% OF TOTAL RENT

    STANDARD METHOD #3 - 0.000% OF TOTAL RENT

    STANDARD METHOD #4 - 0.000% OF TOTAL RENT

    STANDARD METHOD #5 - 0.000% OF TOTAL RENT

    COMMISSION PAYOUTS
    -----------------

    STANDARD METHOD #1 - CASHED OUT

    STANDARD METHOD #2 - AMORTIZED OVER LIFE OF LEASE

    STANDARD METHOD #3 - CASHED OUT

    STANDARD METHOD #4 - CASHED OUT

    STANDARD METHOD #5 - CASHED OUT

    ALTERATION CALCULATION
    ----------------------

    1997 VALUE  -        0.00
    1998 VALUE  -        0.00
    1999 VALUE  -        0.00
    2000 VALUE  -        0.00
    2001 VALUE  -        0.00
    2002 VALUE  -        0.00
    2003 VALUE  -        0.00
    2004 VALUE  -        0.00
    2005 VALUE  -        0.00
    2006 VALUE  -        0.00
    2007 VALUE  -        0.00

     2008 VALUE -        0.00
     2009 VALUE -        0.00
     2010 VALUE -        0.00
     2011 VALUE -        0.00
     THEREAFTER - CONSTANT

     ALTERATION PAYOUTS
     ------------------

     STANDARD METHOD #1 - CASHED OUT

     STANDARD METHOD #2 - CASHED OUT

     STANDARD METHOD #3 - CASHED OUT

     STANDARD METHOD #4 - CASHED OUT

     STANDARD METHOD #5 - CASHED OUT

     COMMON AREA MAINTENANCE POOL
     ----------------------------

     NONE

     CAPITAL EXPENDITURES
     -------------------

     RESERVES
     MARKET RATE RESR MULTIPLIED BY AREA MEASURE NRA

     PRIMARY CLASSIFICATION CODES
     ----------------------------

     NONE

     SECONDARY CLASSIFICATION CODES
     ------------------------------

     NONE

     COST CENTERS
     ------------

     NONE

     SALES VOLUME PROFILE
     --------------------

               PERCENT OF      RELATIVE
     MONTH    ANNUAL SALES      VOLUME
     -----    ------------     --------
     JAN          8.33%           1.00
     FEB          8.33%           1.00
     MAR          8.33%           1.00
     APR          8.33%           1.00
     MAY          8.33%           1.00
     JUN          8.33%           1.00
     JUL          8.33%           1.00
     AUG          8.33%           1.00
     SEP          8.33%           1.00
     OCT          8.33%           1.00

NOV          8.33%           1.00
DEC          8.33%           1.00
           -------        -------
TOTALS     100.00%          12.00

GLOBAL  RECOVERIES
------------------

Industrial Gross , REFERRED TO AS INGR
PRO RATA SHARE RECOVERY OF EXPENSE GRSS
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

TENANT PROLOGUE
---------------

MINIMUM RENTS:
SPECIFIED AMOUNTS INTERPRETED AS AMOUNTS/SQUARE FOOT/YEAR
MARKET RATES INTERPRETED AS AMOUNTS/SQUARE FOOT/YEAR

SALES VOLUMES AND BREAKPOINTS:
SPECIFIED AMOUNTS INTERPRETED AS AMOUNTS/YEAR
MARKET RATES INTERPRETED AS AMOUNTS/SQUARE FOOT/YEAR

RENEWAL RENTS ARE COMPOUNDED ANNUALLY
RELETTING DOWNTIME AND EXPENSES ARE NOT CONDITIONAL ON GOING TO MARKET

REFERENCE TENANTS
----------------

THERE ARE A TOTAL OF 1 REFERENCE TENANT(S):

--------------------------------------------------------------------------------

# 1 - reference3
BASE LEASE DATES:  1/1996 TO 12/2005
TYPE OF TENANT:    OFFICE
SQUARE FOOTAGE:         1
NOT SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT -     0.00/SF/YR

RECOVERIES: NONE

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

           LENGTH      VACANT  SQ FT     MONTHS OF
 TERM   YEARS.MONTHS   MONTHS INCREASE   FREE RENT   COMMISSIONS   ALTERATIONS
 ----   ------------   ------ --------   ---------   -----------   -----------
   1        7.00          4     NONE        NONE         YES           YES
   2        7.00          4     NONE        NONE         YES           YES

RENEWAL MINIMUM RENT:
MARKET RATE MKT1 MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE 3%  PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

TAX & INSURANCE
PRO RATA SHARE RECOVERY OF EXPENSE TX&I
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:   GROWTH RATE COMB
RENEWAL PAYOUT:        CASHED OUT

RENEWAL ALTERATIONS:   MARKET RATE TIWA
RENEWAL PAYOUT:        CASHED OUT

TENANTS
-------

THERE ARE A TOTAL OF    4 LEASEHOLD TENANT(S):

------------------------------------------------------------------------------

# - SUITE 1           , UNITED POWER
BASE LEASE DATES:       9/1996 TO 8/2001
TYPE OF TENANT:         OFFICE
SQUARE FOOTAGE:         9,900
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
1998 VALUE -     5.48/SF/YR
THEREAFTER - GROWING AT GROWTH RATE 3%

RECOVERIES:

TAX & INSURANCE
PRO RATA SHARE RECOVERY OF EXPENSE TX&I
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE AMOUNT OF 9,565

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

           LENGTH      VACANT  SQ FT     MONTHS OF
 TERM   YEARS.MONTHS   MONTHS INCREASE   FREE RENT   COMMISSIONS   ALTERATIONS
 ----   ------------   ------ --------   ---------   -----------   -----------
   1        7.00          4     NONE        NONE         YES           YES
   2        7.00          4     NONE        NONE         YES           YES

RENEWAL MINIMUM RENT:
MARKET RATE MKT1 MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE 3%    PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

TAX & INSURANCE
PRO RATA SHARE RECOVERY OF EXPENSE TX&I
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:   GROWTH RATE COMB
RENEWAL PAYOUT:        CASHED OUT

RENEWAL ALTERATIONS:  MARKET RATE TIWA
RENEWAL PAYOUT:       CASHED OUT

--------------------------------------------------------------------------------

# 2 - SUITE 2          , UNIJAX
BASE LEASE DATES:        8/1984 TO 11/1997
TYPE OF TENANT:          OFFICE
SQUARE FOOTAGE:           7,050
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
1998 VALUE -      5.40/SF/YR
THEREAFTER - GROWING AT   3.00%

RECOVERIES:

TAX & INSURANCE
PRO RATA SHARE RECOVERY OF EXPENSE TX&I
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE AMOUNT OF 9,170

COMMISSIONS: NONE

ALTERATIONS: NONE

OPTION 1 DATES:   12/1997 TO 11/2002
SQUARE FOOTAGE:    7,050

MINIMUM RENT:
1998 VALUE -      5.56/SF/YR
THEREAFTER - GROWING AT  3.00%

RECOVERIES:

TAX & INSURANCE
PRO RATA SHARE RECOVERY OF EXPENSE TX&I
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

COMMISSIONS:    GROWTH RATE COMR
PAYOUT:         CASHED OUT

ALTERATIONS:    MARKET RATE TIRN
PAYOUT:         CASHED OUT

SPECULATIVE RENEWALS:

           LENGTH      VACANT  SQ FT     MONTHS OF
 TERM   YEARS.MONTHS   MONTHS INCREASE   FREE RENT   COMMISSIONS   ALTERATIONS
 ----   ------------   ------ --------   ---------   -----------   -----------
   1        7.00          4     NONE        NONE         YES           YES
   2        7.00          4     NONE        NONE         YES           YES

RENEWAL MINIMUM RENT:
MARKET RATE MKT1 MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE 3%  PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

TAX & INSURANCE
PRO RATA SHARE RECOVERY OF EXPENSE TX&I
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA

CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:    GROWTH RATE COMB
RENEWAL PAYOUT:         CASHED OUT

RENEWAL ALTERATIONS:    MARKET RATE TIWA
RENEWAL PAYOUT:         CASHED OUT

--------------------------------------------------------------------------------

# 3 - SUITE 3          , SWING N' DOOR
BASE LEASE DATES:        6/1997 TO 5/2002
TYPE OF TENANT:          OFFICE
SQUARE FOOTAGE:          3,600
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
1998 VALUE - MARKET RATE MKT1
THEREAFTER - GROWING AT     3.00%

RECOVERIES:

TAX & INSURANCE
PRO RATA SHARE RECOVERY OF EXPENSE TX&I
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

           LENGTH      VACANT  SQ FT     MONTHS OF
 TERM   YEARS.MONTHS   MONTHS INCREASE   FREE RENT   COMMISSIONS   ALTERATIONS
 ----   ------------   ------ --------   ---------   -----------   -----------
   1        7.00          4     NONE        NONE         YES           YES
   2        7.00          4     NONE        NONE         YES           YES

RENEWAL MINIMUM RENT:
MARKET RATE MKT1 MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE 3%      PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

TAX & INSURANCE
PRO RATA SHARE RECOVERY OF EXPENSE TX&I
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:      GROWTH RATE COMB
RENEWAL PAYOUT:           CASHED OUT

RENEWAL ALTERATIONS:      MARKET RATE TIWA
RENEWAL PAYOUT:           CASHED OUT

--------------------------------------------------------------------------------

# 4 - SUITE 4          , WEST END SIGNS
BASE LEASE DATES:        1/1992 TO 11/1997
TYPE OF TENANT:          OFFICE
SQUARE FOOTAGE:           3,300

SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
1998 VALUE -      5.61/SF/YR
THEREAFTER - GROWING AT     3.00%

RECOVERIES:

TAX & INSURANCE
PRO RATA SHARE RECOVERY OF EXPENSE TX&I
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE AMOUNT OF 9,068

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

           LENGTH      VACANT  SQ FT     MONTHS OF
 TERM   YEARS.MONTHS   MONTHS INCREASE   FREE RENT   COMMISSIONS   ALTERATIONS
 ----   ------------   ------ --------   ---------   -----------   -----------
   1        7.00          4     NONE        NONE         YES           YES
   2        7.00          4     NONE        NONE         YES           YES
   3        7.00          4     NONE        NONE         YES           YES

RENEWAL MINIMUM RENT:
MARKET RATE MKT1 MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE 3%    PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

TAX & INSURANCE
PRO RATA SHARE RECOVERY OF EXPENSE TX&I
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:   GROWTH RATE COMB
RENEWAL PAYOUT:        CASHED OUT

RENEWAL ALTERATIONS:   MARKET RATE TIWA
RENEWAL PAYOUT:        CASHED OUT

                                                                         Addenda
================================================================================

                                    Dabney IV
                           Operating Expense Statement
                         Pro-Ject Lease Abstract Report
                           Pro-Ject Assumptions Report

                         Historical Operating Statements
                                    Dabney IV

Building NRA                    41,550 SF

                                1994 Actual      1995 Actual      1996 Actual      1997 Budget
                              ---------------  ---------------  ---------------  ---------------
Item                           Amount  Per SF   Amount  Per SF   Amount  Per SF   Amount  Per SF
==============================================================  ===============  ===============
INCOME
    Gross Income              $183,104  $4.41  $181,621  $4.37  $209,160  $5.03  $207,232  $4.99
    Reimbursements                   0   0.00       459   0.01     2,829   0.07         0   0.00
                              ---------------  ---------------  ---------------  ---------------
    Total Income              $183,104  $4.41  $182,080  $4.38  $211,989  $5.10  $207,232  $4.99
                              ---------------  ---------------  ---------------  ---------------

EXPENSES
    Real Estate Taxes         $ 13,210  $0.32  $ 13,498  $0.32  $ 13,576  $0.33  $ 13,496  $0.32
    Operating Expense           22,864   0.55    38,488   0.93    13,849   0.33    17,882   0.43
    General & Administrative    22,955   0.55     6,661   0.16     7,151   0.17     9,364   0.23
    Management Fee                   0   0.00     1,508   0.04     3,056   0.07     6,191   0.15
                              ---------------  ---------------  ---------------  ---------------
    Total Expenses            $ 59,029  $1.42  $ 60,155  $1.45  $ 37,632  $0.91  $ 46,933  $1.13
                              ---------------  ---------------  ---------------  ---------------

NET OPERATING INCOME          $124,076  $2.99  $121,926  $2.93  $174,357  $4.20  $160,299  $3.86
                              ===============  ===============  ===============  ===============
------------------------------------------------------------------------------------------------

                                    DABNET 4
                            PROJECT DESIGNATOR: DAB4
                            REVISION: 6/17/97 @ 15:56
                              LEASE ABSTRACT REPORT
                                 FOR ALL TENANTS
                                 6/16/97 @ 9:05

                 PRIMARY/                                    ANNUAL
                SECONDARY SQUARE LEASE LEASE OPTION  MINIMUM MINIMUM OVERAGE  CEILING BREAKPOINT               PRO RATA   % OF RENT
TENANT            CODES    FEET  BEGIN  END   #/MOS  RENT/SF  RENT      %     (000'S)   (000'S)  RECOVERIES   SHARE BASE SUBJ TO CPI
--------------- --------- ------ ----- ----- ------  ------- ------- -------  ------- ---------- ----------   ---------- -----------
#  1-SUITE 1        -     12,600 11/94 10/01    -        4.76  59,976   -        -         -   TAX & INSURANCE  15,929
ARK ENVELOPE        -                              11/97 4.95  62,375
                                                   11/98 5.15  64,870
                                                   11/99 5.35  67,465
                                                   11/00 5.57  70,163

#  2-SUITE 2        -     12,150  6/93  9/08    -        3.99  46,479   -        -         -   TAX & INSURANCE  15,929
VIRGINIA DONUTS     -                              10/97 4.11  49,933
                                                   10/98 4.23  51,431
                                                   10/99 4.36  52,974
                                                   10/00 4.49  54,563
                                                   10/01 4.63  56,200
                                                   10/02 4.76  57,886
                                                   10/03 4.91  59,622
                                                   10/04 5.05  61,411
                                                   10/05 5.21  63,253
                                                   10/06 5.36  65,151
                                                   10/07 5.52  67,106

#  3-SUITE 3        -      8,400 12/91 11/01    -        5.86  49,224   -        -         -   TAX & INSURANCE  15,929
DILLARD             -                              12/97 6.04  50,701
                                                   12/98 6.22  52,222
                                                   12/99 6.40  53,788
                                                   12/00 6.60  55,402

#  4-SUITE 4        -      4,200  7/95  6/00    -        6.04  25,368   -        -         -   TAX & INSURANCE  17,653
THERAEUTICS         -                               7/98 6.28  26,363
                                                    7/99 6.53  27,438

#  5-SUITE 5        -      4,200  9/95  8/00    -        5.78  24,276   -        -         -   TAX & INSURANCE  17,652
BUSINESS CONTROLS   -                               9/97 6.01  25,247
                                                    9/98 6.25  26,257
                                                    9/99 6.50  27,307
                          ------
                          41,550
                          ======

                                    DABNET 4
                            PROJECT DESIGNATOR: DAB4
                            REVISION: 6/17/97 @ 15:56
                           PROJECT ASSUMPTIONS REPORT
                              INCLUDING ALL TENANTS
                                 6/17/97 @ 23:31

    BUILDING PROLOGUE
    -----------------

    LEASEHOLD ANALYSIS OF DABNET 4 BEGINNING 7/1997
    FOR 18 YEARS ON A FISCAL YEAR BASIS

    AREA MEASURES
    -------------

    NRA
    1997 VALUE   -     41,550
    THEREAFTER   - CONSTANT

    OCCA
    1997  VALUE  -     41,550
    1996  VALUE  -     41,550
    1999  VALUE  -     41,550
    2000  VALUE  -     38,750
    2001  VALUE  -     38,750
    2002  VALUE  -     37,350
    2003  VALUE  -     41,550
    2004  VALUE  -     41,550
    2005  VALUE  -     41,550
    2006  VALUE  -     41,550
    2007  VALUE  -     40,850
    2008  VALUE  -     36,413
    2009  VALUE  -     33,538
    2010  VALUE  -     41,550
    2011  VALUE  -     41,550
    2012  VALUE  -     41,550
    2013  VALUE  -     41,550
    2014  VALUE  -     41,550
    THEREAFTER   - CONSTANT

    GROWTH RATES
    ------------

    INC1
    1997 VALUE   -        1.50
    1998 VALUE   -        3.00
    THEREAFTER   - CONSTANT

    EXP1
    1997 VALUE   -        1.75
    1998 VALUE   -        3.50
    THEREAFTER   - CONSTANT

    3%
    1997 VALUE   -        3.00
    THEREAFTER   - CONSTANT

    4%
    1997 VALUE   -        4.00
    THEREAFTER   - CONSTANT

    CPI
    1997 VALUE   -        1.75
    1998 VALUE   -        3.50
    THEREAFTER   - CONSTANT

    COMN

   1997 VALUE -         6.00
   THEREAFTER -   CONSTANT

   COMR
   1997 VALUE -         2.00
   THEREAFTER -   CONSTANT

   COMB
    +30.0% OF COMN +70.0% OF COMR

   MARKET RATES
   ------------

   MRKR
   1997 VALUE -        5.40
   THEREAFTER - GROWING AT GROWTH RATE INC1

   TIRN
   1997 VALUE -        0.50
   THEREAFTER - GROWING AT GROWTH RATE EXP1

   TINW
   1997 VALUE -        2.00
   THEREAFTER - GROWING AT GROWTH RATE EXP1

   TIWA
    +70.0% OF TIRN +30.0% OF TINW

   RESR
   1997 VALUE -        0.20
   THEREAFTER - GROWING AT GROWTH RATE EXP1

   INSE
   1997 VALUE -        0.10
   THEREAFTER - GROWING AT GROWTH RATE EXP1

   MISCELLANEOUS INCOMES
   ---------------------

   NONE

   EXPENSES
   --------

   PROPERTY TAXES    , REFERRED TO AS TAX
   CHARGED AGAINST NET OPERATING INCOME
   1997 VALUE -       14,547
   THEREAFTER - GROWING AT GROWTH RATE EXP1

   OPERATING EXPENSES, REFERRED TO AS OPEX
   CHARGED AGAINST NET OPERATING INCOME
   1997 VALUE -       18,000
   THEREAFTER - GROWING AT GROWTH RATE EXP1

   G&A EXPENSES       , REFERRED TO AS G&A
   CHARGED AGAINST NET OPERATING INCOME
   1997 VALUE -        9,000
   THEREAFTER - GROWING AT GROWTH RATE EXP1

   MANAGEMENT FEES   , REFERRED TO AS MGMT
   CHARGED AGAINST NET OPERATING INCOME
     3.00% OF EFFECTIVE GROSS INCOME

   Industrial Gross , REFERRED TO AS GRSS
   AN INFORMATIONAL EXPENSE

    +100.0% OF TAX     +2.0% OF OPEX

    INSURANCE            , REFERRED TO AS INSE
    AN INFORMATIONAL EXPENSE
    MARKET RATE INSE MULTIPLIED BY AREA MEASURE NRA

    TAX & INSURANCE      , REFERRED TO AS TX&I
    AN INFORMATIONAL EXPENSE
    +100.0% OF TAX +100.0% OF INSE

    VACANCY ALLOWANCE
    -----------------

    PERCENTAGE OF POTENTIAL GROSS INCOME
    FOR ALL TENANTS SUBJECT TO VACANCY
    1997 VALUE -         2.00
    THEREAFTER - CONSTANT

    MANAGEMENT FEE
    --------------

    NONE

    COMMISSION CALCULATIONS
    -----------------------

    STANDARD METHOD #1 - 0.000% OF TOTAL RENT

    STANDARD METHOD #2 - 0.000% OF TOTAL RENT

    STANDARD METHOD #3 - 0.000% OF TOTAL RENT

    STANDARD METHOD #4 - 0.000% OF TOTAL RENT

    STANDARD METHOD #5 - 0.000% OF TOTAL RENT

    COMMISSION PAYOUTS
    -----------------

    STANDARD METHOD #1 - CASHED OUT

    STANDARD METHOD #2 - AMORTIZED OVER LIFE OF LEASE

    STANDARD METHOD #3 - CASHED OUT

    STANDARD METHOD #4 - CASHED OUT

    STANDARD METHOD #5 - CASHED OUT

    ALTERATION CALCULATION
    ----------------------

    1997 VALUE  -        0.00
    1998 VALUE  -        0.00
    1999 VALUE  -        0.00
    2000 VALUE  -        0.00
    2001 VALUE  -        0.00
    2002 VALUE  -        0.00
    2003 VALUE  -        0.00
    2004 VALUE  -        0.00
    2005 VALUE  -        0.00
    2006 VALUE  -        0.00
    2007 VALUE  -        0.00

     2008 VALUE -        0.00
     2009 VALUE -        0.00
     2010 VALUE -        0.00
     2011 VALUE -        0.00
     THEREAFTER - CONSTANT

     ALTERATION PAYOUTS
     ------------------

     STANDARD METHOD #1 - CASHED OUT

     STANDARD METHOD #2 - CASHED OUT

     STANDARD METHOD #3 - CASHED OUT

     STANDARD METHOD #4 - CASHED OUT

     STANDARD METHOD #5 - CASHED OUT

     COMMON AREA MAINTENANCE POOL
     ----------------------------

     NONE

     CAPITAL EXPENDITURES
     -------------------

     RESERVES
     MARKET RATE RESR MULTIPLIED BY AREA MEASURE NRA

     PRIMARY CLASSIFICATION CODES
     ----------------------------

     NONE

     SECONDARY CLASSIFICATION CODES
     ------------------------------

     NONE

     COST CENTERS
     ------------

     NONE

     SALES VOLUME PROFILE
     --------------------

               PERCENT OF      RELATIVE
     MONTH    ANNUAL SALES      VOLUME
     -----    ------------     --------
     JAN          8.33%           1.00
     FEB          8.33%           1.00
     MAR          8.33%           1,00
     APR          8.33%           1.00
     MAY          8.33%           1.00
     JUN          8.33%           1.00
     JUL          8.33%           1.00
     AUG          8.33%           1.00
     SEP          8.33%           1.00
     OCT          8.33%           1.00

NOV          8.33%           1.00
DEC          8.33%           1.00
           -------        -------
TOTALS     100.00%          12.00

GLOBAL RECOVERIES
-----------------

Industrial Gross , REFERRED TO AS INGR
PRO RATA SHARE RECOVERY OF EXPENSE GRSS
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

TENANT PROLOGUE
---------------

MINIMUM RENTS:
SPECIFIED AMOUNTS INTERPRETED AS AMOUNTS/SQUARE FOOT/YEAR
MARKET RATES INTERPRETED AS AMOUNTS/SQUARE FOOT/YEAR

SALES VOLUMES AND BREAKPOINTS:
SPECIFIED AMOUNTS INTERPRETED AS AMOUNTS/YEAR
MARKET RATES INTERPRETED AS AMOUNTS/SQUARE FOOT/YEAR

RENEWAL RENTS ARE COMPOUNDED ANNUALLY
RELETTING DOWNTIME AND EXPENSES ARE NOT CONDITIONAL ON GOING TO MARKET

REFERENCE TENANTS
----------------

THERE ARE A TOTAL OF 1 REFERENCE TENANT(S):

--------------------------------------------------------------------------------

# 1 - reference3
BASE LEASE DATES:  1/1996 TO 12/2005
TYPE OF TENANT:    OFFICE
SQUARE FOOTAGE:         1
NOT SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT -     0.00/SF/YR

RECOVERIES: NONE

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

           LENGTH      VACANT  SQ FT     MONTHS OF
 TERM   YEARS.MONTHS   MONTHS INCREASE   FREE RENT   COMMISSIONS   ALTERATIONS
 ----   ------------   ------ --------   ---------   -----------   -----------
   1        7.00          4     NONE        NONE         YES           YES
   2        7.00          4     NONE        NONE         YES           YES

RENEWAL MINIMUM RENT:
MARKET RATE MRKR MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE 3%  PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

TAX & INSURANCE
PRO RATA SHARE RECOVERY OF EXPENSE TX&I
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:   GROWTH RATE COMB
RENEWAL PAYOUT:        CASHED OUT

RENEWAL ALTERATIONS:   MARKET RATE TIWA
RENEWAL PAYOUT:        CASHED OUT

TENANTS
-------

THERE ARE A TOTAL OF    5 LEASEHOLD TENANT(S):

------------------------------------------------------------------------------

# - SUITE 1            , ARK ENVELOPE
BASE LEASE DATES:       11/1994 TO 10/2001
TYPE OF TENANT:          OFFICE
SQUARE FOOTAGE:          12,600
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
1998 VALUE -     4.76/SF/YR
THEREAFTER - GROWING AT     4.00%

RECOVERIES:

TAX & INSURANCE
PRO RATA SHARE RECOVERY OF EXPENSE TX&I
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE AMOUNT OF 15,929

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

           LENGTH      VACANT  SQ FT     MONTHS OF
 TERM   YEARS.MONTHS   MONTHS INCREASE   FREE RENT   COMMISSIONS   ALTERATIONS
 ----   ------------   ------ --------   ---------   -----------   -----------
   1        7.00          4     NONE        NONE         YES           YES
   2        7.00          4     NONE        NONE         YES           YES

RENEWAL MINIMUM RENT:
MARKET RATE MRKR MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE 3%    PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

TAX & INSURANCE
PRO RATA SHARE RECOVERY OF EXPENSE TX&I
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:   GROWTH RATE COMB
RENEWAL PAYOUT:        CASHED OUT

RENEWAL ALTERATIONS:  MARKET RATE TIWA
RENEWAL PAYOUT:       CASHED OUT

--------------------------------------------------------------------------------

# 2 - SUITE 2          , VIRGINIA DONUTS
BASE LEASE DATES:        6/1993 TO 9/2008
TYPE OF TENANT:          OFFICE
SQUARE FOOTAGE:          12,150
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
1998 VALUE -     3.99/SF/YR
THEREAFTER - GROWING AT    3.00%

RECOVERIES:

TAX & INSURANCE
PRO RATA SHARE RECOVERY OF EXPENSE TX&I
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE AMOUNT OF   15,929

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

           LENGTH      VACANT  SQ FT     MONTHS OF
 TERM   YEARS.MONTHS   MONTHS INCREASE   FREE RENT   COMMISSIONS   ALTERATIONS
 ----   ------------   ------ --------   ---------   -----------   -----------
   1        7.00          4     NONE        NONE         YES           YES

RENEWAL RECOVERIES:

TAX & INSURANCE
PRO RATA SHARE RECOVERY OF EXPENSE TX&I
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:    GROWTH RATE COMB
RENEWAL PAYOUT:         CASHED OUT

RENEWAL ALTERATIONS:    MARKET RATE TIWA
RENEWAL PAYOUT:         CASHED OUT

--------------------------------------------------------------------------------

# 3 - SUITE 3          , DILLARD
BASE LEASE DATES:       12/1991 TO 11/2001
TYPE OF TENANT:          OFFICE
SQUARE FOOTAGE:          8,400
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
1998 VALUE -     5.86/SF/YR
THEREAFTER - GROWING AT    3.00%

RECOVERIES:

TAX & INSURANCE
PRO RATA SHARE RECOVERY OF EXPENSE TX&I
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE AMOUNT OF 15,929

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

           LENGTH      VACANT  SQ FT     MONTHS OF
 TERM   YEARS.MONTHS   MONTHS INCREASE   FREE RENT   COMMISSIONS   ALTERATIONS
 ----   ------------   ------ --------   ---------   -----------   -----------
   1        7.00          4     NONE        NONE         YES           YES
   2        7.00          4     NONE        NONE         YES           YES

RENEWAL MINIMUM RENT:
MARKET RATE MRKR MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE 3%      PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

TAX & INSURANCE
PRO RATA SHARE RECOVERY OF EXPENSE TX&I
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:      GROWTH RATE COMB
RENEWAL PAYOUT:           CASHED OUT

RENEWAL ALTERATIONS:      MARKET RATE TIWA
RENEWAL PAYOUT:           CASHED OUT

--------------------------------------------------------------------------------

# 4 - SUITE 4         , THERAEUTICS
BASE LEASE DATES:       7/1995 TO 6/2000
TYPE OF TENANT:         OFFICE
SQUARE FOOTAGE:          4,200
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
1998 VALUE -      6.04/SF/YR
THEREAFTER - GROWING AT    4.00%

RECOVERIES:

TAX & INSURANCE
PRO RATA SHARE RECOVERY OF EXPENSE TX&I
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE AMOUNT OF 17,653

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

           LENGTH      VACANT  SQ FT     MONTHS OF
 TERM   YEARS.MONTHS   MONTHS INCREASE   FREE RENT   COMMISSIONS   ALTERATIONS
 ----   ------------   ------ --------   ---------   -----------   -----------

   1        7.00          4     NONE        NONE         YES           YES
   2        7.00          4     NONE        NONE         YES           YES
   3        7.00          4     NONE        NONE         YES           YES

RENEWAL MINIMUM RENT:
MARKET RATE MRKR MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE 3%    PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

TAX & INSURANCE
PRO RATA SHARE RECOVERY OF EXPENSE TX&I
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:   GROWTH RATE COMB
RENEWAL PAYOUT:        CASHED OUT

RENEWAL ALTERATIONS:   MARKET RATE TIWA
RENEWAL PAYOUT:        CASHED OUT

--------------------------------------------------------------------------------

# 5 - SUITE 5          , BUSINESS CONTROLS
BASE LEASE DATES:        9/1995 TO 8/2000
TYPE OF TENANT:          OFFICE
SQUARE FOOTAGE:          4,200
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
1998 VALUE -     5.78/SF/YR
THEREAFTER - GROWING AT     4.00%

RECOVERIES:

TAX & INSURANCE
PRO RATA SHARE RECOVERY OF EXPENSE TX&I
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE AMOUNT OF 17,652

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

           LENGTH      VACANT  SQ FT     MONTHS OF
 TERM   YEARS.MONTHS   MONTHS INCREASE   FREE RENT   COMMISSIONS   ALTERATIONS
 ----   ------------   ------ --------   ---------   -----------   -----------
   1        7.00          4     NONE        NONE         YES           YES
   2        7.00          4     NONE        NONE         YES           YES
   3        7.00          4     NONE        NONE         YES           YES

RENEWAL MINIMUM RENT:
MARKET RATE MRKR MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE 3%    PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

TAX & INSURANCE
PRO RATA SHARE RECOVERY OF EXPENSE TX&I
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP

AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:   GROWTH RATE COMB
RENEWAL PAYOUT:        CASHED OUT

RENEWAL ALTERATIONS:   MARKET RATE TIWA
RENEWAL PAYOUT:        CASHED OUT

                                                                         Addenda
================================================================================

                                    Dabney V
                           Operating Expense Statement
                         Pro-Ject Lease Abstract Report
                           Pro-Ject Assumptions Report

                         Historical Operating Statements
                                    Dabney V

Building NRA                    45,353 SF

                                1994 Actual      1995 Actual      1996 Actual      1997 Budget
                              ---------------  ---------------  ---------------  ---------------
Item                           Amount  Per SF   Amount  Per SF   Amount  Per SF   Amount  Per SF
==============================================================  ===============  ===============
INCOME
    Gross Income              $249,833  $5.51  $245,951  $5.42  $251,875  $5.55  $258,009  $5.69
    Reimbursements                   0   0.00       711   0.02     1,351   0.03         0   0.00
                              ---------------  ---------------  ---------------  ---------------
    Total Income              $249,833  $5.51  $246,662  $5.44  $253,226  $5.58  $258,009  $5.69
                              ---------------  ---------------  ---------------  ---------------


EXPENSES
    Real Estate Taxes         $ 16,958  $0.37  $ 16,958  $0.37  $ 16,612  $0.37  $ 16,958  $0.37
    Operating Expense           21,932   0.48    47,287   1.04    18,881   0.42    22,500   0.50
    General & Administrative    20,619   0.45    10,188   0.22    19,935   0.44    12,532   0.28
    Management Fee                   0   0.00     3,176   0.07     3,569   0.08     7,712   0.17
                              ---------------  ---------------  ---------------  ---------------
    Total Expenses            $ 59,510  $1.31  $ 77,610  $1.71  $ 58,997  $1.30  $ 59,702  $1.32
                              ---------------  ---------------  ---------------  ---------------

NET OPERATING INCOME          $190,323  $4.20  $169,052  $3.73  $194,229  $4.28  $198,307  $4.37
                              ===============  ===============  ===============  ===============
------------------------------------------------------------------------------------------------

                                    DABNEY 5
                            PROJECT DESIGNATOR: DAB5
                            REVISION: 6/17/97 @ 17:03
                              LEASE ABSTRACT REPORT
                                 FOR ALL TENANTS
                                 6/18/97 @ 9:05

                 PRIMARY/                                    ANNUAL
                SECONDARY SQUARE LEASE LEASE OPTION  MINIMUM MINIMUM OVERAGE  CEILING BREAKPOINT               PRO RATA   % OF RENT
TENANT            CODES    FEET  BEGIN  END   #/MOS  RENT/SF  RENT      %     (000'S)   (000'S)  RECOVERIES   SHARE BASE SUBJ TO CPI
--------------- --------- ------ ----- ----- ------  ------- ------- -------  ------- ---------- ----------   ---------- -----------
#  1-SUITE 1        -     18,000  1/93  5/03    -        5.27  94,860   -        -         -   TAX & INSURANCE  21,493
CARRIAGE HOUSE      -                               6/98 4.96  89,280
                                                    6/99 5.45  98,100

#  2-SUITE 2        -      5,400  6/97  5/02    -        6.45  34,830   -        -         -   TAX & INSURANCE  23,583
OFFICE MASTERS      -                               6/98 6.64  35,875
                                                    6/99 6.84  36,951
                                                    6/00 7.05  38,060
                                                    6/01 7.26  39,201

#  3-SUITE 3        -      4,800  6/91  7/97    -        5.71  27,408   -        -         -   TAX & INSURANCE  21,493
ALKAT ELECTRICAL    -
                                              1- 24      5.88  28,224   -        -         -   TAX & INSURANCE  23,583
                                                    8/98 6.06  29,071

#  4-SUITE 4        -      3,900  9/95  8/98    -        5.72  22,308   -        -         -   TAX & INSURANCE  21,493
ROYAL CUP\          -                               9/97 5.95  23,200

#  5                -      3,900  2/97  1/02    -        5.73  22,347   -        -         -   TAX & INSURANCE  23,583
FORSHAW             -                               2/98 5.90  23,017
                                                    2/99 6.08  23,708
                                                    2/00 6.26  24,419
                                                    2/01 6.45  25,152

#  6-SUITE 6        -      3,303  5/93  4/99    -        4.75  15,689   -        -         -   TAX & INSURANCE  21,493
BELL ATLATICOM      -                               5/98 4.89  16,160


#  7-SUITE 6        -      3,300  5/95  5/00    -        7.24  23,892   -        -         -   TAX & INSURANCE  21,493
GRAPHIC SYSTEMS     -                               6/98 7.53  24,848
                                                    6/99 7.83  25,842

#  8                -      2,750  4/96  4/01    -        5.98  16,445   -        -         -   TAX & INSURANCE  21,320
ON DEMAND           -                               5/98 6.22  17,103
                                                    5/99 6.47  17,787
                                                    5/00 6.73  18,498
                          ------
                          45,353
                          ======

                                    DABNEY 5
                            PROJECT DESIGNATOR: DAB5
                            REVISION: 6/17/97 @ 17:03
                           PROJECT ASSUMPTIONS REPORT
                              INCLUDING ALL TENANTS
                                 6/17/97 @ 23:31

    BUILDING PROLOGUE
    -----------------

    LEASEHOLD ANALYSIS OF DABNEY 5 BEGINNING 7/1997
    FOR 18 YEARS ON A FISCAL YEAR BASIS

    AREA MEASURES
    -------------

    NRA
    1997 VALUE  -      45,353
    THEREAFTER  -  CONSTANT

    OCCA
    1997 VALUE  -      42,778
    1998 VALUE  -      44,053
    1999 VALUE  -      42,652
    2000 VALUE  -      44,253
    2001 VALUE  -      44,436
    2002 VALUE  -      42,253
    2003 VALUE  -      39,353
    2004 VALUE  -      45,353
    2005 VALUE  -      45,353
    2006 VALUE  -      42,552
    2007 VALUE  -      43,328
    2008 VALUE  -      44,161
    2009 VALUE  -      42,703
    2010 VALUE  -      40,403
    2011 VALUE  -      43,853
    2012 VALUE  -      45,353
    2013 VALUE  -      44,053
    2014 VALUE  -      42,652
    THEREAFTER  -  CONSTANT

    GROWTH RATES
    ------------

    INC1
    1997 VALUE  -         1.50
    1998 VALUE  -         3.00
    THEREAFTER  -  CONSTANT

    EXP1
    1997 VALUE  -         1.75
    1998 VALUE  -         3.50
    THEREAFTER  -  CONSTANT

    3%
    1997 VALUE  -         3.00
    THEREAFTER  -  CONSTANT

    4%
    1997 VALUE  -         4.00
    THEREAFTER  -  CONSTANT

    CPI
    1997 VALUE  -         1.75
    1998 VALUE  -         3.50
    THEREAFTER  -  CONSTANT

    COMN

   1997 VALUE -         6.00
   THEREAFTER -   CONSTANT

   COMR
   1997 VALUE -         2.00
   THEREAFTER -   CONSTANT

   COMB
    +30.0% OF COMN +70.0% OF COMR

   MARKET RATES
   ------------

   MKT1
   1997 VALUE -          6.35
   THEREAFTER - GROWING AT GROWTH RATE INC1

   TIRN
   1997 VALUE -          0.50
   THEREAFTER - GROWING AT GROWTH RATE EXP1

   TINW
   1997 VALUE -          2.00
   THEREAFTER - GROWING AT GROWTH RATE EXP1

   TIWA
    +70.0% OF TIRN +30.0% OF TINW

   RESR
   1997 VALUE -          0.20
   THEREAFTER - GROWING AT GROWTH RATE EXP1

   INSE
   1997 VALUE -          0.10
   THEREAFTER - GROWING AT GROWTH RATE EXP1

   MISCELLANEOUS INCOMES
   ---------------------

   NONE

   EXPENSES
   --------

   PROPERTY TAXES    , REFERRED TO AS TAX
   CHARGED AGAINST NET OPERATING INCOME
   1997 VALUE -       19,048
   THEREAFTER - GROWING AT GROWTH RATE EXP1

   OPERATING EXPENSES, REFERRED TO AS OPEX
   CHARGED AGAINST NET OPERATING INCOME
   1997 VALUE -       22,500
   THEREAFTER - GROWING AT GROWTH RATE EXP1

   GENERAL & ADMIN   , REFERRED TO AS G&A
   CHARGED AGAINST NET OPERATING INCOME
   1997 VALUE -       12,500
   THEREAFTER - GROWING AT GROWTH RATE EXP1

   MANAGEMENT FEES   , REFERRED TO AS MGMT
   CHARGED AGAINST NET OPERATING INCOME
     3.00% OF EFFECTIVE GROSS INCOME

   Industrial Gross , REFERRED TO AS GRSS
   AN INFORMATIONAL EXPENSE

    +100.0% OF TAX     +2.0% OF OPEX

    INSURANCE            , REFERRED TO AS INSE
    AN INFORMATIONAL EXPENSE
    MARKET RATE INSE MULTIPLIED BY AREA MEASURE NRA

    TAX & INSURANCE      , REFERRED TO AS TX&I
    AN INFORMATIONAL EXPENSE
    +100.0% OF TAX +100.0% OF INSE

    VACANCY ALLOWANCE
    -----------------

    PERCENTAGE OF POTENTIAL GROSS INCOME
    FOR ALL TENANTS SUBJECT TO VACANCY
    1997 VALUE -         2.00
    THEREAFTER - CONSTANT

    MANAGEMENT FEE
    --------------

    NONE

    COMMISSION CALCULATIONS
    -----------------------

    STANDARD METHOD #1 - 0.000% OF TOTAL RENT

    STANDARD METHOD #2 - 0.000% OF TOTAL RENT

    STANDARD METHOD #3 - 0.000% OF TOTAL RENT

    STANDARD METHOD #4 - 0.000% OF TOTAL RENT

    STANDARD METHOD #5 - 0.000% OF TOTAL RENT

    COMMISSION PAYOUTS
    ------------------

    STANDARD METHOD #1 - CASHED OUT

    STANDARD METHOD #2 - AMORTIZED OVER LIFE OF LEASE

    STANDARD METHOD #3 - CASHED OUT

    STANDARD METHOD #4 - CASHED OUT

    STANDARD METHOD #5 - CASHED OUT

    ALTERATION CALCULATION
    ----------------------

    1997 VALUE  -        0.00
    1998 VALUE  -        0.00
    1999 VALUE  -        0.00
    2000 VALUE  -        0.00
    2001 VALUE  -        0.00
    2002 VALUE  -        0.00
    2003 VALUE  -        0.00
    2004 VALUE  -        0.00
    2005 VALUE  -        0.00
    2006 VALUE  -        0.00
    2007 VALUE  -        0.00

     2008 VALUE -        0.00
     2009 VALUE -        0.00
     2010 VALUE -        0.00
     2011 VALUE -        0.00
     THEREAFTER - CONSTANT

     ALTERATION PAYOUTS
     ------------------

     STANDARD METHOD #1 - CASHED OUT

     STANDARD METHOD #2 - CASHED OUT

     STANDARD METHOD #3 - CASHED OUT

     STANDARD METHOD #4 - CASHED OUT

     STANDARD METHOD #5 - CASHED OUT

     COMMON AREA MAINTENANCE POOL
     ----------------------------

     NONE

     CAPITAL EXPENDITURES
     --------------------

     RESERVES
     MARKET RATE RESR MULTIPLIED BY AREA MEASURE NRA

     PRIMARY CLASSIFICATION CODES
     ----------------------------

     NONE

     SECONDARY CLASSIFICATION CODES
     ------------------------------

     NONE

     COST CENTERS
     ------------

     NONE

     SALES VOLUME PROFILE
     --------------------

               PERCENT OF      RELATIVE
     MONTH    ANNUAL SALES      VOLUME
     -----    ------------     --------
     JAN          8.33%           1.00
     FEB          8.33%           1.00
     MAR          8.33%           1,00
     APR          8.33%           1.00
     MAY          8.33%           1.00
     JUN          8.33%           1.00
     JUL          8.33%           1.00
     AUG          8.33%           1.00
     SEP          8.33%           1.00
     OCT          8.33%           1.00

NOV          8.33%           1.00
DEC          8.33%           1.00
           -------        -------
TOTALS     100.00%          12.00

GLOBAL RECOVERIES
-----------------

Industrial Gross , REFERRED TO AS INGR
PRO RATA SHARE RECOVERY OF EXPENSE GRSS
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

TENANT PROLOGUE
---------------

MINIMUM RENTS:
SPECIFIED AMOUNTS INTERPRETED AS AMOUNTS/SQUARE FOOT/YEAR
MARKET RATES INTERPRETED AS AMOUNTS/SQUARE FOOT/YEAR

SALES VOLUMES AND BREAKPOINTS:
SPECIFIED AMOUNTS INTERPRETED AS AMOUNTS/YEAR
MARKET RATES INTERPRETED AS AMOUNTS/SQUARE FOOT/YEAR

RENEWAL RENTS ARE COMPOUNDED ANNUALLY
RELETTING DOWNTIME AND EXPENSES ARE NOT CONDITIONAL ON GOING TO MARKET

REFERENCE TENANTS
----------------

THERE ARE A TOTAL OF 1 REFERENCE TENANT(S):

--------------------------------------------------------------------------------

# 1 - reference3
BASE LEASE DATES:  1/1996 TO 12/2005
TYPE OF TENANT:    OFFICE
SQUARE FOOTAGE:         1
NOT SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT -     0.00/SF/YR

RECOVERIES: NONE

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

           LENGTH      VACANT  SQ FT     MONTHS OF
 TERM   YEARS.MONTHS   MONTHS INCREASE   FREE RENT   COMMISSIONS   ALTERATIONS
 ----   ------------   ------ --------   ---------   -----------   -----------
   1        7.00          4     NONE        NONE         YES           YES
   2        7.00          4     NONE        NONE         YES           YES

RENEWAL MINIMUM RENT:
MARKET RATE MKT1 MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE 3%  PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

TAX & INSURANCE
PRO RATA SHARE RECOVERY OF EXPENSE TX&I
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:   GROWTH RATE COMB
RENEWAL PAYOUT:        CASHED OUT

RENEWAL ALTERATIONS:   MARKET RATE TIWA
RENEWAL PAYOUT:        CASHED OUT

TENANTS
-------

THERE ARE A TOTAL OF    8 LEASEHOLD TENANT(S):

------------------------------------------------------------------------------

# 1 - SUITE 1            , CARRIAGE HOUSE
BASE LEASE DATES:          1/1993 TO 5/2003
TYPE OF TENANT:            OFFICE
SQUARE FOOTAGE:            18,000
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT -      5.27/SF/YR
CHANGING TO  -      4.96/SF/YR ON 5/1998
CHANGING TO  -      5.45/SF/YR ON 5/1999

RECOVERIES:

TAX & INSURANCE
PRO RATA SHARE RECOVERY OF EXPENSE TX&I
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE AMOUNT OF 21,493

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

           LENGTH      VACANT  SQ FT     MONTHS OF
 TERM   YEARS.MONTHS   MONTHS INCREASE   FREE RENT   COMMISSIONS   ALTERATIONS
 ----   ------------   ------ --------   ---------   -----------   -----------
   1        7.00          4     NONE        NONE         YES           YES
   2        7.00          4     NONE        NONE         YES           YES

RENEWAL MINIMUM RENT:
MARKET RATE MKT1 MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE 3%    PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

TAX & INSURANCE
PRO RATA SHARE RECOVERY OF EXPENSE TX&I
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:   GROWTH RATE COMB
RENEWAL PAYOUT:        CASHED OUT

RENEWAL ALTERATIONS:  MARKET RATE TIWA
RENEWAL PAYOUT:       CASHED OUT

--------------------------------------------------------------------------------

# 2 - SUITE 2           , OFFICE MASTERS
BASE LEASE DATES:         6/1997 TO 5/2002
TYPE OF TENANT:           OFFICE
SQUARE FOOTAGE:           5,400
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
1998 VALUE -      6.45/SF/YR
THEREAFTER - GROWING AT   3.00%

RECOVERIES:

TAX & INSURANCE
PRO RATA SHARE RECOVERY OF EXPENSE TX&I
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

           LENGTH      VACANT  SQ FT     MONTHS OF
 TERM   YEARS.MONTHS   MONTHS INCREASE   FREE RENT   COMMISSIONS   ALTERATIONS
 ----   ------------   ------ --------   ---------   -----------   -----------
   1        7.00          4     NONE        NONE         YES           YES
   2        7.00          4     NONE        NONE         YES           YES

RENEWAL MINIMUM RENT:
MARKET RATE MKT1 MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE 3%    PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

TAX & INSURANCE
PRO RATA SHARE RECOVERY OF EXPENSE TX&I
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:   GROWTH RATE COMB
RENEWAL PAYOUT:        CASHED OUT

RENEWAL ALTERATIONS:  MARKET RATE TIWA
RENEWAL PAYOUT:       CASHED OUT

--------------------------------------------------------------------------------

# 3 - SUITE 3           , ALKAT ELECTRICAL
BASE LEASE DATES:         6/1991 TO 7/1997
TYPE OF TENANT:           OFFICE
SQUARE FOOTAGE:           4,800
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
1998 VALUE -     5.71/SF/YR
THEREAFTER - GROWING AT    3.00%

RECOVERIES:

TAX & INSURANCE
PRO RATA SHARE RECOVERY OF EXPENSE TX&I
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE AMOUNT OF 21,493

COMMISSIONS: NONE

ALTERATIONS: NONE

OPTION 1 DATES:   8/1997 TO 7/1999
SQUARE FOOTAGE:   4,800

MINIMUM RENT:
1998 VALUE -      5.88/SF/YR
THEREAFTER - GROWING AT       3.00%

RECOVERIES:

TAX & INSURANCE
PRO RATA SHARE RECOVERY OF EXPENSE TX&I
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

COMMISSIONS:    GROWTH RATE COMR
PAYOUT:         CASHED OUT

ALTERATIONS:    MARKET RATE TIRN
PAYOUT:         CASHED OUT

SPECULATIVE RENEWALS:

           LENGTH      VACANT  SQ FT     MONTHS OF
 TERM   YEARS.MONTHS   MONTHS INCREASE   FREE RENT   COMMISSIONS   ALTERATIONS
 ----   ------------   ------ --------   ---------   -----------   -----------
   1        7.00          4     NONE        NONE         YES           YES
   2        7.00          4     NONE        NONE         YES           YES
   3        7.00          4     NONE        NONE         YES           YES

RENEWAL MINIMUM RENT:
MARKET RATE MKT1 MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE 3%  PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

TAX & INSURANCE
PRO RATA SHARE RECOVERY OF EXPENSE TX&I
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:    GROWTH RATE COMB
RENEWAL PAYOUT:         CASHED OUT

RENEWAL ALTERATIONS:    MARKET RATE TIWA
RENEWAL PAYOUT:         CASHED OUT

--------------------------------------------------------------------------------

# 4 - SUITE 4           , ROYAL CUP\
BASE LEASE DATES:         9/1995 TO 8/1998
TYPE OF TENANT:           OFFICE
SQUARE FOOTAGE:           3,900

SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
1998 VALUE -      5.72/SF/YR
THEREAFTER - GROWING AT     4.00%

RECOVERIES:

TAX & INSURANCE
PRO RATA SHARE RECOVERY OF EXPENSE TX&I
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE AMOUNT OF 21,493

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

           LENGTH      VACANT  SQ FT     MONTHS OF
 TERM   YEARS.MONTHS   MONTHS INCREASE   FREE RENT   COMMISSIONS   ALTERATIONS
 ----   ------------   ------ --------   ---------   -----------   -----------
   1        7.00          4     NONE        NONE         YES           YES
   2        7.00          4     NONE        NONE         YES           YES
   3        7.00          4     NONE        NONE         YES           YES

RENEWAL MINIMUM RENT:
MARKET RATE MKT1 MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE 3%    PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

TAX & INSURANCE
PRO RATA SHARE RECOVERY OF EXPENSE TX&I
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:   GROWTH RATE COMB
RENEWAL PAYOUT:        CASHED OUT

RENEWAL ALTERATIONS:   MARKET RATE TIWA
RENEWAL PAYOUT:        CASHED OUT

--------------------------------------------------------------------------------

# 5 - FORSHAW
BASE LEASE DATES:        2/1997 TO 1/2002
TYPE OF TENANT:          OFFICE
SQUARE FOOTAGE:           3,900
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
1998 VALUE -    5.73/SF/YR
THEREAFTER - GROWING AT    3.00%

RECOVERIES:

TAX & INSURANCE
PRO RATA SHARE RECOVERY OF EXPENSE TX&I
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

           LENGTH      VACANT  SQ FT     MONTHS OF
 TERM   YEARS.MONTHS   MONTHS INCREASE   FREE RENT   COMMISSIONS   ALTERATIONS
 ----   ------------   ------ --------   ---------   -----------   -----------
   1        7.00          4     NONE        NONE         YES           YES
   2        7.00          4     NONE        NONE         YES           YES

RENEWAL MINIMUM RENT:
MARKET RATE MKT1 MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE 3%    PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

TAX & INSURANCE
PRO RATA SHARE RECOVERY OF EXPENSE TX&I
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:   GROWTH RATE COMB
RENEWAL PAYOUT:        CASHED OUT

RENEWAL ALTERATIONS:   MARKET RATE TIWA
RENEWAL PAYOUT:        CASHED OUT

--------------------------------------------------------------------------------

# 6 - SUITE 6          , BELL ATLATICOM
BASE LEASE DATES:        5/1993 TO 4/1999
TYPE OF TENANT:          OFFICE
SQUARE FOOTAGE:          3,303
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
1998 VALUE -     4.75/SF/YR
THEREAFTER - GROWING AT    3.00%

RECOVERIES:

TAX & INSURANCE
PRO RATA SHARE RECOVERY OF EXPENSE TX&I
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE AMOUNT OF 21,493

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

           LENGTH      VACANT  SQ FT     MONTHS OF
 TERM   YEARS.MONTHS   MONTHS INCREASE   FREE RENT   COMMISSIONS   ALTERATIONS
 ----   ------------   ------ --------   ---------   -----------   -----------
   1        7.00          4     NONE        NONE         YES           YES
   2        7.00          4     NONE        NONE         YES           YES
   3        7.00          4     NONE        NONE         YES           YES

RENEWAL MINIMUM RENT:
MARKET RATE MKT1 MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE 3%    PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

TAX & INSURANCE
PRO RATA SHARE RECOVERY OF EXPENSE TX&I
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:   GROWTH RATE COMB
RENEWAL PAYOUT:        CASHED OUT

RENEWAL ALTERATIONS:   MARKET RATE TIWA
RENEWAL PAYOUT:        CASHED OUT

--------------------------------------------------------------------------------

# 7 - SUITE 6         , GRAPHIC SYSTEMS
BASE LEASE DATES:       5/1995 TO 5/2000
TYPE OF TENANT:         OFFICE
SQUARE FOOTAGE:          3,300
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
1998 VALUE -      7.24/SF/YR
THEREAFTER - GROWING AT     4.00%

RECOVERIES:

TAX & INSURANCE
PRO RATA SHARE RECOVERY OF EXPENSE TX&I
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE AMOUNT OF 21,493

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

           LENGTH      VACANT  SQ FT     MONTHS OF
 TERM   YEARS.MONTHS   MONTHS INCREASE   FREE RENT   COMMISSIONS   ALTERATIONS
 ----   ------------   ------ --------   ---------   -----------   -----------
   1        7.00          4     NONE        NONE         YES           YES
   2        7.00          4     NONE        NONE         YES           YES
   3        7.00          4     NONE        NONE         YES           YES

RENEWAL MINIMUM RENT:
MARKET RATE MKT1 MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE 3%    PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

TAX & INSURANCE
PRO RATA SHARE RECOVERY OF EXPENSE TX&I
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:   GROWTH RATE COMB
RENEWAL PAYOUT:        CASHED OUT

RENEWAL ALTERATIONS:   MARKET RATE TIWA
RENEWAL PAYOUT:        CASHED OUT

--------------------------------------------------------------------------------

# 8 - ON DEMAND
BASE LEASE DATES.         4/1996 TO 4/2001
TYPE OF TENANT:           OFFICE
SQUARE FOOTAGE:           2,750
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
1998 VALUE -      5.98/SF/YR
THEREAFTER - GROWING AT     4.00%

RECOVERIES:

TAX & INSURANCE
PRO RATA SHARE RECOVERY OF EXPENSE TX&I
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE AMOUNT OF 21,320

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

           LENGTH      VACANT  SQ FT     MONTHS OF
 TERM   YEARS.MONTHS   MONTHS INCREASE   FREE RENT   COMMISSIONS   ALTERATIONS
 ----   ------------   ------ --------   ---------   -----------   -----------
   1        7.00          4     NONE        NONE         YES           YES
   2        7.00          4     NONE        NONE         YES           YES

RENEWAL MINIMUM RENT:
MARKET RATE MKT1 MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE 3%    PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

TAX & INSURANCE
PRO RATA SHARE RECOVERY OF EXPENSE TX&I
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:   GROWTH RATE COMB
RENEWAL PAYOUT:        CASHED OUT

RENEWAL ALTERATIONS:   MARKET RATE TIWA
RENEWAL PAYOUT:        CASHED OUT

                                                                         Addenda
================================================================================

                                    Dabney VI
                           Operating Expense Statement
                         Pro-Ject Lease Abstract Report
                           Pro-Ject Assumptions Report

                        Historical Operating Statements

                                   Dabney VI

Building NRA                       50,400 SF

                                  1994 Actual        1995 Actual       1996 Actual           1997 Budget
                              -----------------   -----------------   -----------------   -----------------
Item                          Amount     Per SF   Amount     Per SF   Amount     Per SF   Amount     Per SF
=================================================================================================================
INCOME
  Gross Income                $221,744   $ 4.40   $197,513   $ 3.92   $188,962   $ 3.75   $250,629   $ 4.97
  Reimbursements                     0     0.00          0     0.00          0     0.00          0     0.00
                              -----------------   -----------------   -----------------   -----------------
  Total Income                $221,744   $ 4.40   $197,513   $ 3.92   $188,962   $ 3.75   $250,629   $ 4.97
                              -----------------   -----------------   -----------------   -----------------

EXPENSES
  Real Estate Taxes           $ 11,964   $ 0.24   $ 11,964   $ 0.24   $ 11,720   $ 0.23   $ 11,962   $ 0.24
  Operating Expense              6,720     0.13     25,743     0.51     15,733     0.31     13,554     0.27
  General & Administrative      15,892     0.32      4,905     0.10     12,010     0.24     20,073     0.40
  Management Fee                     0     0.00      1,927     0.04      2,835     0.06      7,495     0.15
                              -----------------   -----------------   -----------------   -----------------
  Total Expenses              $ 34,576   $ 0.69   $ 44,539   $ 0.88   $ 42,298   $ 0.84   $ 53,084   $ 1.05
                              -----------------   -----------------   -----------------   -----------------

NET OPERATING INCOME          $187,168   $ 3.71   $152,975   $ 3.04   $146,664   $ 2.91   $197,545   $ 3.92
                              =================   =================   =================   =================
-----------------------------------------------------------------------------------------------------------------

Note: A single tenant occupying the entire building rolled in late-1995 which contributes to the lower 1995 and 1996 income figures.

                                    DABNEY 6
                            PROJECT DESIGNATOR: DAB6
                            REVISION: 6/17/97 @ 17:15
                              LEASE ABSTRACT REPORT
                                 FOR ALL TENANTS
                                 6/18/97 @ 9:05


               PRIMARY/                                         ANNUAL                                                     % OF RENT
              SECONDARY SQUARE  LEASE LEASE OPTION  MINIMUM    MINIMUM OVERAGE CEILING BREAKPOINT                 PRO RATA   SUBJ
  TENANT        CODES    FEET   BEGIN  END  #/MOS   RENT/SF     RENT      %    (000'S)  (000'S)    RECOVERIES    SHARE BASE TO CPI
------------- --------- ------- ----- ----- ----- -----------  ------- ------- ------- --------- --------------- ---------- -------
#  1-SUITE 1      -      16,800  3/96  2/01   -          4.63  77,784    -        -       -      TAX & INSURANCE   16,881
KAP               -                               3/98   4.77  80,118
                                                  3/99   4.91  82,521
                                                  3/00   5.06  84,997

#  2-SUITE 2      -      12,600  2/97  2/02   -          4.50  56,700    -        -       -      TAX & INSURANCE   20,618
CORT FURNITURE    -                               3/98   4.64  58,401
                                                  3/99   4.77  60,153
                                                  3/00   4.92  61,958
                                                  3/01   5.06  63,816

#  3-SUITE 3      -      12,600  8/96  7/01   -          5.25  66,150    -        -       -      TAX & INSURANCE   16,881
WEST HOME         -                               8/97   5.41  68,135
                                                  8/98   5.57  70,179
                                                  8/99   5.74  72,284
                                                  8/00   5.91  74,452

#  4-SUITE 4      -      8,400  6/96   5/01   -          5.87  49,308    -        -       -      TAX & INSURANCE   16,881
GOODALL           -                               6/98   6.05  50,787
                                                  6/99   6.23  52,311
                                                  6/00   6.41  53,880
                         ------
                         50,400
                         ======

                                    DABNEY 6
                            PROJECT DESIGNATOR: DAB6
                            REVISION: 6/17/97 @ 17:15
                           PROJECT ASSUMPTIONS REPORT
                              INCLUDING ALL TENANTS
                                 6/17/97 @ 23:32


    BUILDING PROLOGUE
    -----------------

    LEASEHOLD ANALYSIS OF DABNEY 6 BEGINNING 7/1997
    FOR 18 YEARS ON A FISCAL YEAR BASIS


    AREA MEASURES
    -------------

    NRA
    1997 VALUE -   50,400
    THEREAFTER - CONSTANT

    OCCA
    1997 VALUE -   49,350
    1998 VALUE -   50,400
    1999 VALUE -   5O,400
    2000 VALUE -   50,400
    2001 VALUE -   37,800
    2002 VALUE -   46,200
    2003 VALUE -   5O,400
    2004 VALUE -   50,400
    2005 VALUE -   50,400
    2006 VALUE -   5O,400
    2007 VALUE -   50,400
    2008 VALUE -   41,650
    2009 VALUE -   42,350
    2010 VALUE -   50,400
    2011 VALUE -   5O,400
    2012 VALUE -   50,400
    2013 VALUE -   50,400
    2014 VALUE -   50,400
    THEREAFTER - CONSTANT

    GROWTH RATES
    ------------

    INC1
    1997 VALUE -     1.50
    1998 VALUE -     3.00
    THEREAFTER - CONSTANT

    EXP1
    1997 VALUE -     1.75
    1998 VALUE -     3.50
    THEREAFTER - CONSTANT

    1997 VALUE -     3.00
    THEREAFTER - CONSTANT

    4%
    1997 VALUE -     4.00
    THEREAFTER - CONSTANT

    CPI
    1997 VALUE -     1.75
    1998 VALUE -     3.50
    THEREAFTER - CONSTANT

    COMN

    1997 VALUE -     6.00
    THEREAFTER - CONSTANT

    COMR
    1997 VALUE -     2.00
    THEREAFTER - CONSTANT

    COMB
     +30.O% OF COMN +70.0% OF COMR


     MARKET RATES
     ------------

    MKT1
    1997 VALUE -      5.40
    THEREAFTER - GROWING AT GROWTH RATE INC1

    TIRN
    1997 VALUE -      0.50
    THEREAFTER - GROWING AT GROWTH RATE EXP1

    TINW
    1997 VALUE -      2.00
    THEREAFTER - GROWING AT GROWTH RATE EXP1

    TIWA
     +70.0% OF TIRN +30.0% OF TINW

    RESR
    1997 VALUE -      0.20
    THEREAFTER - GROWING AT GROWTH RATE EXP1

    INSE
    1997 VALUE -      0.10
    THEREAFTER - GROWING AT GROWTH RATE EXP1


    MISCELLANEOUS INCOMES
    ---------------------

    NONE


    EXPENSES
    --------

    REAL ESTATE TAXES  , REFERRED TO AS TAX
    CHARGED AGAINST NET OPERATING INCOME
    1997 VALUE -     15,578
    THEREAFTER - GROWING AT GROWTH RATE EXP1

    OPERATING EX       , REFERRED TO AS OPEX
    CHARGED AGAINST NET OPERATING INCOME
    1997 VALUE -     15,000
    THEREAFTER - GROWING AT GROWTH RATE EXP1

    G&A EXPENSES       , REFERRED TO AS G&A
    CHARGED AGAINST NET OPERATING INCOME
    1997 VALUE -     12,000
    THEREAFTER - GROWING AT GROWTH RATE EXP1

    MANAGEMENT FEES    , REFERRED TO AS MGMT
    CHARGED AGAINST NET OPERATING INCOME
      3.00% OF EFFECTIVE GROSS INCOME

    Industrial Gross   , REFERRED TO AS GRSS
    AN INFORMATIONAL EXPENSE

     +100.0% OF TAX +2.0% OF OPEX

   INSURANCE          , REFERRED TO AS INSE
   AN INFORMATIONAL EXPENSE
   MARKET RATE INSE MULTIPLIED BY AREA MEASURE NRA

   TAX & INSURANCE    , REFERRED TO AS TX&I
   AN INFORMATIONAL EXPENSE
    +100.0% OF TAX +100.0% OF INSE

   VACANCY ALLOWANCE
   -----------------

   PERCENTAGE OF POTENTIAL GROSS INCOME
   FOR ALL TENANTS SUBJECT TO VACANCY
   1997 VALUE -            2.00
   THEREAFTER - CONSTANT

   MANAGEMENT FEE
   --------------

   NONE

   COMMISSION CALCULATIONS
   -----------------------

   STANDARD METHOD #1 -    0.000% OF TOTAL RENT

   STANDARD METHOD #2 -    0.000% OF TOTAL RENT

   STANDARD METHOD #3 -    0.000% OF TOTAL RENT

   STANDARD METHOD #4 -    0.000% OF TOTAL RENT

   STANDARD METHOD #5 -    0.000% OF TOTAL RENT


   COMMISSION PAYOUTS
   ------------------

   STANDARD METHOD #1 - CASHED OUT

   STANDARD METHOD #2 - AMORTIZED OVER LIFE OF LEASE

   STANDARD METHOD #3 - CASHED OUT

   STANDARD METHOD #4 - CASHED OUT

   STANDARD METHOD #5 - CASHED OUT


   ALTERATION CALCULATION
   ----------------------

   1997 VALUE -      0.00
   1998 VALUE -      0.00
   1999 VALUE -      0.00
   2000 VALUE -      0.00
   2001 VALUE -      0.00
   2002 VALUE -      0.00
   2003 VALUE -      0.00
   2004 VALUE -      0.00
   2005 VALUE -      0.00
   2006 VALUE -      0.00
   2007 VALUE -      0.00

   2008 VALUE -      0.00
   2009 VALUE -      0.00
   2010 VALUE -      0.00
   2011 VALUE -      0.00
   THEREAFTER - CONSTANT


   ALTERATION  PAYOUTS
   -------------------

   STANDARD METHOD #1 - CASHED OUT

   STANDARD METHOD #2 - CASHED OUT

   STANDARD METHOD #3 - CASHED OUT

   STANDARD METHOD #4 - CASHED OUT

   STANDARD METHOD #5 - CASHED OUT


   COMMON AREA MAINTENANCE POOL
   ----------------------------

   NONE


   CAPITAL EXPENDITURES
   --------------------

   RESERVES
   MARKET RATE RESR MULTIPLIED BY AREA MEASURE NRA


   PRIMARY CLASSIFICATION CODES
   ---------------------------

   NONE


   SECONDARY CLASSIFICATION CODES
   ------------------------------

   NONE


   COST CENTERS
   ------------

   NONE


   SALES VOLUME PROFILE
   --------------------

             PERCENT OF        RELATIVE
   MONTH    ANNUAL SALES         VOLUME
   -----    ------------       --------
   JAN          8.33%              1.00
   FEB          8.33%              1.00
   MAR          8.33%              1.00
   APR          8.33%              1.00
   MAY          8.33%              1.00
   JUN          8.33%              1.00
   JUL          8.33%              1.00
   AUG          8.33%              1.00
   SEP          8.33%              1.00
   OCT          8.33%              1.00

   NOV          6.33%             1.00
   DEC          8.33%             1.00
              -------          -------
   TOTALS     100.00%            12.00

   GLOBAL  RECOVERIES
   -----------------

   Industrial Gross  , REFERRED TO AS INGR
   PRO RATA SHARE RECOVERY OF EXPENSE GRSS
   PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
   CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
   WITH NO CAP
   AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR


   TENANT PROLOGUE
   ---------------

   MINIMUM RENTS:
   SPECIFIED AMOUNTS INTERPRETED AS AMOUNTS/SQUARE FOOT/YEAR
   MARKET RATES INTERPRETED AS AMOUNTS/SQUARE FOOT/YEAR

   SALES VOLUMES AND BREAKPOINTS:
   SPECIFIED AMOUNTS INTERPRETED AS AMOUNTS/YEAR
   MARKET RATES INTERPRETED AS AMOUNTS/SQUARE FOOT/YEAR

   RENEWAL RENTS ARE COMPOUNDED ANNUALLY
   RELETTING DOWNTIME AND EXPENSES ARE NOT CONDITIONAL ON GOING TO MARKET

   REFERENCE TENANTS
   -----------------

   THERE ARE A TOTAL OF 1 REFERENCE TENANT(S):

   ----------------------------------------------------------------------------

   # 1 - reference3
   BASE LEASE DATES:        1/1996 TO 12/2005
   TYPE OF TENANT:          OFFICE
   SQUARE FOOTAGE:               1
   NOT SUBJECT TO VACANCY ALLOWANCE

   MINIMUM RENT:
   INITIAL RENT -      0.00/SF/YR

   RECOVERIES: NONE

   COMMISSIONS: NONE

   ALTERATIONS: NONE

   SPECULATIVE RENEWALS:

            LENGTH      VACANT    SQ FT    MONTHS OF
    TERM YEARS.MONTHS   MONTHS   INCREASE  FREE RENT  COMMISSIONS ALTERATIONS
    ---- ------------   -------  --------  ---------  ----------- -----------
     1       7.00          4       NONE      NONE         YES         YES
     2       7.00          4       NONE      NONE         YES         YES

   RENEWAL MINIMUM RENT:
   MARKET RATE MKT1 MULTIPLIED BY 1.000
   INCREASING AT GROWTH RATE 3% PER YEAR DURING EACH RENEWAL TERM

   RENEWAL RECOVERIES:

   TAX & INSURANCE
   PRO RATA SHARE RECOVERY OF EXPENSE TX&I
   PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
   CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
   WITH NO CAP
   AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

   RENEWAL COMMISSIONS:   GROWTH RATE COMB
   RENEWAL PAYOUT:        CASHED OUT

   RENEWAL ALTERATIONS:   MARKET RATE TIWA
   RENEWAL PAYOUT:        CASHED OUT


   TENANTS
   -------

   THERE ARE A TOTAL OF 4 LEASEHOLD TENANT(S):

   -----------------------------------------------------------------------------

   # 1 - SUITE 1          , KAP
   BASE LEASE DATES:        3/1996 TO 2/2001
   TYPE OF TENANT:          OFFICE
   SQUARE FOOTAGE:          16,800
   SUBJECT TO VACANCY ALLOWANCE

   MINIMUM RENT:
   1998 VALUE -     4.63/SF/YR
   THEREAFTER - GROWING AT GROWTH RATE 3%

   RECOVERIES:

   TAX & INSURANCE
   PRO RATA SHARE RECOVERY OF EXPENSE TX&I
   PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
   CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
   WITH NO CAP
   AND A BASE AMOUNT OF 16,881

   COMMISSIONS: NONE

   ALTERATIONS: NONE

   SPECULATIVE RENEWALS:

            LENGTH      VACANT    SQ FT    MONTHS OF
    TERM YEARS.MONTHS   MONTHS   INCREASE  FREE RENT  COMMISSIONS ALTERATIONS
    ---- ------------   -------  --------  ---------  ----------- -----------
     1       7.00          4       NONE      NONE         YES         YES
     2       7.00          4       NONE      NONE         YES         YES

   RENEWAL MINIMUM RENT:
   MARKET RATE MKT1 MULTIPLIED BY 1.000
   INCREASING AT GROWTH RATE 3% PER YEAR DURING EACH RENEWAL TERM

   RENEWAL RECOVERIES:

   TAX & INSURANCE
   PRO RATA SHARE RECOVERY OF EXPENSE TX&I
   PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
   CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
   WITH NO CAP
   AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

   RENEWAL COMMISSIONS:    GROWTH RATE COMB
   RENEWAL PAYOUT:         CASHED OUT

    RENEWAL ALTERATIONS: MARKET RATE TIWA
    RENEWAL PAYOUT:          CASHED OUT

    ----------------------------------------------------------------------------

    # 2 - SUITE 2            CORT FURNITURE
    BASE LEASE DATES:        2/1997 TO 2/2002
    TYPE OF TENANT:          OFFICE
    SQUARE FOOTAGE:          12,600
    SUBJECT TO VACANCY ALLOWANCE

    MINIMUM RENT:
    1998 VALUE -  4.50/SF/YR
    THEREAFTER - GROWING AT 3.00%

    RECOVERIES:

    TAX & INSURANCE
    PRO RATA SHARE RECOVERY OF EXPENSE TX&I
    PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
    CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
    WITH NO CAP
    AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

    COMMISSIONS: NONE

    ALTERATIONS: NONE

    SPECULATIVE RENEWALS:

            LENGTH      VACANT    SQ FT    MONTHS OF
    TERM YEARS.MONTHS   MONTHS   INCREASE  FREE RENT  COMMISSIONS ALTERATIONS
    ---- ------------   -------  --------  ---------  ----------- -----------
     1       7.00          4       NONE      NONE         YES         YES
     2       7.00          4       NONE      NONE         YES         YES

    RENEWAL MINIMUM RENT:
    MARKET RATE MKT1 MULTIPLIED BY 1.000
    INCREASING AT GROWTH RATE 3% PER YEAR DURING EACH RENEWAL TERM

    RENEWAL RECOVERIES:

    TAX & INSURANCE
    PRO RATA SHARE RECOVERY OF EXPENSE TX&I
    PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
    CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
    WITH NO CAP
    AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

    RENEWAL COMMISSIONS:     GROWTH RATE COMB
    RENEWAL PAYOUT:          CASHED OUT

    RENEWAL ALTERATIONS:     MARKET RATE TIWA
    RENEWAL PAYOUT:          CASHED OUT

    ----------------------------------------------------------------------------

    # 3 - SUITE 3            WEST HOME
    BASE LEASE DATES:        8/1996 TO 7/2001
    TYPE OF TENANT:          OFFICE
    SQUARE FOOTAGE:          12,600
    SUBJECT TO VACANCY ALLOWANCE

    MINIMUM RENT:
    1999 VALUE -    5.25/SF/YR
    THEREAFTER - GROWING AT 3.00%

    RECOVERIES:

    TAX & INSURANCE
    PRO RATA SHARE RECOVERY OF EXPENSE TX&I
    PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
    CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
    WITH NO CAP
    AND A BASE AMOUNT OF    16,881

    COMMISSIONS: NONE

    ALTERATIONS: NONE

    SPECULATIVE RENEWALS:

            LENGTH      VACANT    SQ FT    MONTHS OF
    TERM YEARS.MONTHS   MONTHS   INCREASE  FREE RENT  COMMISSIONS ALTERATIONS
    ---- ------------   -------  --------  ---------  ----------- -----------
     1       7.00          4       NONE      NONE         YES         YES
     2       7.00          4       NONE      NONE         YES         YES

    RENEWAL MINIMUM RENT:
    MARKET RATE MKT1 MULTIPLIED BY 1.000
    INCREASING AT GROWTH RATE 3% PER YEAR DURING EACH RENEWAL TERM

    RENEWAL RECOVERIES:

    TAX & INSURANCE
    PRO RATA SHARE RECOVERY OF EXPENSE TX&I
    PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
    CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
    WITH NO CAP
    AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

    RENEWAL COMMISSIONS:   GROWTH RATE COMB
    RENEWAL PAYOUT:        CASHED OUT

    RENEWAL ALTERATIONS:   MARKET RATE TIWA
    RENEWAL PAYOUT:        CASHED OUT

    ----------------------------------------------------------------------------

    # 4 - SUITE 4           , GOODALL
    BASE LEASE DATES:         6/1996 TO 5/2001
    TYPE OF TENANT:           OFFICE
    SQUARE FOOTAGE:           8,400
    SUBJECT TO VACANCY ALLOWANCE

    MINIMUM RENT:
    1998 VALUE -      5.87/SF/YR
    THEREAFTER - GROWING AT 3.00%

    RECOVERIES:

    TAX & INSURANCE
    PRO RATA SHARE RECOVERY OF EXPENSE TX&I
    PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
    CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
    WITH NO CAP
    AND A BASE AMOUNT OF    16,881

    COMMISSIONS: NONE

    ALTERATIONS: NONE

    SPECULATIVE RENEWALS:

            LENGTH      VACANT    SQ FT    MONTHS OF
    TERM YEARS.MONTHS   MONTHS   INCREASE  FREE RENT  COMMISSIONS ALTERATIONS
    ---- ------------   -------  --------  ---------  ----------- -----------

     1       7.00          4       NONE      NONE         YES         YES
     2       7.00          4       NONE      NONE         YES         YES

   RENEWAL MINIMUM RENT:
   MARKET RATE MKT1 MULTIPLIED BY 1.000
   INCREASING AT GROWTH RATE 3% PER YEAR DURING EACH RENEWAL TERM

   RENEWAL RECOVERIES:

   TAX & INSURANCE
   PRO RATA SHARE RECOVERY OF EXPENSE TX&I
   PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
   CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
   WITH NO CAP
   AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

   RENEWAL COMMISSIONS:  GROWTH RATE COMB
   RENEWAL PAYOUT:       CASHED OUT

   RENEWAL ALTERATIONS:  MARKET RATE TIWA
   RENEWAL PAYOUT:       CASHED OUT

                                                                         Addenda
================================================================================


                                   Dabney VII
                           Operating Expense Statement
                         Pro-Ject Lease Abstract Report
                           Pro-Ject Assumptions Report

                         Historical Operating Statements

                                   Dabney VII

Building NRA                        33,149 SF


                                   1994 Actual               1995 Actual             1996 Actual                 1997 Budget
                             -----------------------  -----------------------  ------------------------   -------------------------
Item                          Amount          Per SF  Amount           Per SF  Amount            Per SF   Amount             Per SF
=============================================================================  ========================   =========================
INCOME
   Gross Income              $     252,482    $ 7.62  $     207,950    $ 6.27  $      236,149    $ 7.12    $      234,420    $ 7.07
   Reimbursements                        0      0.00          1,967      0.06           3,740      0.11                 0      0.00
                             -----------------------  -----------------------  ------------------------    ------------------------
   Total Income              $     252,482    $ 7.62  $     209,917    $ 6.33  $      239,889    $ 7.24    $      234,420    $ 7.07
                             -----------------------  -----------------------  ------------------------    ------------------------

EXPENSES
   Real Estate Taxes         $      12,859    $ 0.39  $      13,318    $ 0.40  $       13,046    $ 0.39    $       13,318    $ 0.40
   Operating Expense                17,862      0.54         28,129      0.85          23,339      0.70            22,776      0.69
   General & Administrative         25,869      0.78          9,890      0.30           9,897      0.30            12,373      0.37
   Management Fee                        0      0.00          2,448      0.07           3,467      0.10             7,008      0.21
                             -----------------------  -----------------------  ------------------------    ------------------------
   Total Expenses            $      56,589    $ 1.71  $      53,786    $ 1.62  $       49,749    $ 1.50    $       55,475    $ 1.67
                             -----------------------  -----------------------  ------------------------    ------------------------
NET OPERATING INCOME         $     195,894    $ 5.91  $     156,132    $ 4.71  $      190,140    $ 5.74    $      178,945    $ 5.40
                             =======================  =======================  ========================    ========================
===================================================================================================================================

Note: Two units comprising 4,903 square feet, Al5(14.8 percent of the building) rolled in 1995 which contributes to the lower 1995 income figures.

                                                              DABNEY 7
                                                      PROJECT DESIGNATOR: DAB7
                                                      REVISION: 6/11/97 @ 12:12
                                                        LEASE ABSTRACT REPORT
                                                           FOR ALL TENANTS
                                                           6/11/97 @ 12:21



               PRIMARY/                                         ANNUAL                                                     % OF RENT
              SECONDARY SQUARE  LEASE LEASE OPTION  MINIMUM    MINIMUM OVERAGE CEILING BREAKPOINT                 PRO RATA   SUBJ
  TENANT        CODES    FEET   BEGIN  END  #/MOS   RENT/SF     RENT      %    (000'S)  (000'S)    RECOVERIES    SHARE BASE TO CPI
------------- --------- ------- ----- ----- ----- -----------  ------- ------- ------- --------- --------------- ---------- -------
#  1               -     9,136  10/88 11/06   -         6.68    61,028    -       -       -      TAX & INSURANCE  11,480
Delmar Communicati -                              12/97 6.88    62,859
                                                  12/98 7.09    64,745
                                                  12/99 7.30    66,687
                                                  12/00 7.52    68,688
                                                  12/01 7.74    70,749
                                                  12/02 7.98    72,871
                                                  12/03 8.22    75,057
                                                  12/04 8.46    77,309
                                                  12/05 8.72    79,628

#  2               -     6,530  3/93 12/99    -         8.22    53,677    -       -       -      TAX & INSURANCE  15,983
Combined Technolog -                               1/98 8.47    55,287
                                                   1/99 8.72    56,946

#  3  .            -     4,800  8/91  8/01    -         5.06    24,288    -       -       -      TAX & INSURANCE  15,983
Suitable for Frame -                               9/97 5.21    25,017
                                                   9/98 5.37    25,767
                                                   9/99 5.53    26,540
                                                   9/00 5.70    27,336

#  4               -     4,580  11/94 3/02    -         6.32    28,946    -       -       -      TAX & INSURANCE  15,573
Canning Corp       -                               4/98 6.51    29,814
                                                   4/99 6.70    30,708
                                                   4/00 6.91    31,630
                                                   4/01 7.11    32,579

#  5               -     2,503  8/95  7/00    -         7.60    19,023    -       -       -      TAX & INSURANCE  16,633
Xerox              -                               8/97 7.90    19,784
                                                   8/98 8.22    20,575
                                                   8/99 8.55    21,398

#  6               -     2,400  5/94  8/04    -         7.43    17,832    -       -       -      TAX & INSURANCE  15,983
Pharmaco           -                               9/97 7.65    18,367
                                                   9/98 7.88    18,918
                                                   9/99 8.12    19,486
                                                   9/00 8.36    20,070
                                                   9/01 8.61    20,672
                                                   9/02 8.87    21,292
                                                   9/03 9.14    21,931

#  7               -      2,400 3/96  8/04    -         7.65    18,360    -       -       -      TAX & INSURANCE  16,361
Pharmaco Internati -                               9/97 7.88    18,911


                                                   9/98  8.12    19,478
                                                   9/99  8.36    20,062
                                                   9/00  8.61    20,664
                                                   9/01  8.87    21,284
                                                   9/02  9.13    21,923
                                                   9/03  9.41    22,580

#  8               -      800   9/93  4/04     -        10.50     8,400    -       -       -     TAX & INSURANCE  15,983
Pharmaco                                           5/98 10.81     8,652
                                                   5/99 11.14     8,912
                                                   5/co 11.47     9,179
                                                   5/01 11.82     9,454
                                                   5/02 12.17     9,738
                                                   5/03 12.54    10,030
                        -------


                                                                                                                             PAGE 2

               PRIMARY/                                         ANNUAL                                                    % OF RENT
              SECONDARY SQUARE  LEASE LEASE OPTION  MINIMUM    MINIMUM OVERAGE CEILING BREAKPOINT                 PRO RATA   SUBJ
  TENANT        CODES    FEET   BEGIN  END  #/MOS   RENT/SF     RENT      %    (000'S)  (000'S)    RECOVERIES    SHARE BASE TO CPI
------------- --------- ------- ----- ----- ----- -----------  ------- ------- ------- --------- --------------- ---------- -------
                         33,149
                        =======

                                    DABNEY 7
                            PROJECT DESIGNATOR: DAB7
                            REVISION: 6/17/97 @ 14:05
                           PROJECT ASSUMPTIONS REPORT
                              INCLUDING ALL TENANTS
                                 6/17/97 @ 14:05



    BUILDING PROLOGUE
    -----------------

    LEASEHOLD ANALYSIS OF DABNEY 7 BEGINNING 7/1997
    FOR 18 YEARS ON A FISCAL YEAR BASIS


    AREA MEASURES
    -------------

    NRA
    1997 VALUE -       33,149
    THEREAFTER - CONSTANT

    OCCA
    1997 VALUE -       33,149
    1998 VALUE -       33,149
    1999 VALUE -       33,149
    2000 VALUE -       30,138
    2001 VALUE -       31,549
    2002 VALUE -       31,622
    2003 VALUE -       33,149
    2004 VALUE -       31,282
    2005 VALUE -       33,149
    2006 VALUE -       32,388
    2007 VALUE -       28,480
    2008 VALUE -       32,523
    2009 VALUE -       30,022
    2010 VALUE -       33,149
    2011 VALUE -       32,882
    2012 VALUE -       31,549
    2013 VALUE -       33,149
    2014 VALUE -       27,927
    THEREAFTER - CONSTANT


    GROWTH RATES
    ------------

    INC1
    1997 VALUE -         1.50
    1998 VALUE -         3.00
    THEREAFTER - CONSTANT

    EXP1
    1997 VALUE -         1.75
    1998 VALUE -         3.50
    THEREAFTER - CONSTANT

    3%
    1997 VALUE -         3.00
    THEREAFTER - CONSTANT

    4%
    1997 VALUE -         4.00
    THEREAFTER - CONSTANT

    CPI
    1997 VALUE -         1.75
    1998 VALUE -         3.50
    THEREAFTER - CONSTANT

    COMN

    1997 VALUE -         6.00
    THEREAFTER - CONSTANT

    COMR
    1997 VALUE -         2.00
    THEREAFTER - CONSTANT

    COMB
     +30.0% OF COMN +70.0% OF COMR


    MARKET RATES
    ------------

    MKT1
    1997 VALUE -         7.30
    THEREAFTER - GROWING AT GROWTH RATE INC1

    TIRN
    1997 VALUE -         0.50
    THEREAFTER - GROWING AT GROWTH RATE EXP1

    TINW
    1997 VALUE -         2.00
    THEREAFTER - GROWING AT GROWTH RATE EXP1

    TIWA
     +70.0% OF TIRN +30.0% OF TINW

    RESR
    1997 VALUE -         0.20
    THEREAFTER - GROWING AT GROWTH RATE EXP1

    INSE
    1997 VALUE -       0.10
    THEREAFTER - GROWING AT GROWTH RATE EXP1


    MISCELLANEOUS INCOMES
    ---------------------

    NONE


    EXPENSES
    --------

    PROPERTY TAXES      , REFERRED TO AS TAX
    CHARGED AGAINST NET OPERATING INCOME
    1997 VALUE -    14,397
    THEREAFTER - GROWING AT GROWTH RATE EXP1

    OPERATING EXPENSES, REFERRED TO AS OPEX
    CHARGED AGAINST NET OPERATING INCOME
    1997 VALUE -    23,000
    THEREAFTER - GROWING AT GROWTH RATE EXP1

    G&A EXPENSES        , REFERRED TO AS G&A
    CHARGED AGAINST NET OPERATING INCOME
    1997 VALUE -    12,000
    THEREAFTER GROWING AT GROWTH RATE EXP1

    MANAGEMENT FEES     , REFERRED TO AS MGMT
    CHARGED AGAINST NET OPERATING INCOME
     3.00% OF EFFECTIVE GROSS INCOME

    Industrial Gross    , REFERRED TO AS GRSS
    AN INFORMATIONAL EXPENSE

     +100.0% OF TAX +2.0% OF OPEX

    INSURANCE           , REFERRED TO AS INSE
    AN INFORMATIONAL EXPENSE
    MARKET RATE INSE MULTIPLIED BY AREA MEASURE NRA

    TAX & INSURANCE     , REFERRED TO AS TX&I
    AN INFORMATIONAL EXPENSE
     +100.0% OF TAX +100.O% OF INSE

    VACANCY ALLOWANCE
    -----------------

    PERCENTAGE OF POTENTIAL GROSS INCOME
    ALL TENANTS SUBJECT TO VACANCY
    1997 VALUE -             2.00
    THEREAFTER - CONSTANT

    MANAGEMENT FEE
    --------------

    NONE


    COMMISSION CALCULATIONS
    -----------------------

    STANDARD METHOD #1 -    0.000% OF TOTAL RENT

    STANDARD METHOD #2 -    0.000% OF TOTAL RENT

    STANDARD METHOD #3 -    0.000% OF TOTAL RENT

    STANDARD METHOD #4 -    0.000% OF TOTAL RENT

    STANDARD METHOD #5 -    0.000% OF TOTAL RENT


    COMMISSION PAYOUTS
    ------------------

    STANDARD METHOD #1 - CASHED OUT

    STANDARD METHOD #2 - AMORTIZED OVER LIFE OF LEASE

    STANDARD METHOD #3 - CASHED OUT

    STANDARD METHOD #4 - CASHED OUT

    STANDARD METHOD $5 - CASHED OUT


    ALTERATION CALCULATION
    ----------------------

    1997 VALUE -         0.00
    1998 VALUE -         0.00
    1999 VALUE -         0.00
    2000 VALUE -         0.00
    2001 VALUE -         0.00
    2002 VALUE -         0.00
    2003 VALUE -         0.00
    2004 VALUE -         0.00
    2005 VALUE -         0.00
    2006 VALUE -         0.00
    2007 VALUE -         0.00

    2008 VALUE -         0.00
    2009 VALUE -         0.00
    2010 VALUE -         0.00
    2011 VALUE -         0.00
    THEREAFTER - CONSTANT

   ALTERATION PAYOUTS
   ------------------

   STANDARD METHOD #1 - CASHED OUT

   STANDARD METHOD #2 - CASHED OUT

   STANDARD METHOD #3 - CASHED OUT

   STANDARD METHOD #4 - CASHED OUT

   STANDARD METHOD #5 - CASHED OUT

   COMMON AREA MAINTENANCE POOL
   ----------------------------

   NONE

   CAPITAL EXPENDITURES
   --------------------

   RESERVES
   MARKET RATE RESR MULTIPLIED BY AREA MEASURE NRA

   PRIMARY CLASSIFICATION CODES
   ----------------------------

   NONE

   SECONDARY CLASSIFICATION CODES
   ------------------------------

   NONE

   COST CENTERS
   ------------

   NONE

   SALES VOLUME PROFILE
   --------------------

                PERCENT OF       RELATIVE
   MONTH       ANNUAL SALES       VOLUME
   -----       ------------      --------
    JAN            8.33%             1.00
    FEB            8.33%             1.00
    MAR            8.33%             1.00
    APR            8.33%             1.00
    MAY            8.33%             1.00
    JUN            8.33%             1.00
    JUL            8.33%             1.00
    AUG            8.33%             1.00
    SEP            8.33%             1.00
    OCT            8.33%             1.00

    NOV            8.33%             1.00
    DEC            8.33%             1.00
                 -------         -------
    TOTALS       100.00%            12.00


    GLOBAL RECOVERIES
    -----------------

    Industrial Gross  , REFERRED TO AS INGR
    PRO RATA SHARE RECOVERY OF EXPENSE GRSS
    PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
    CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
    WITH NO CAP
    AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR


    TENANT PROLOGUE
    ---------------

    MINIMUM RENTS:
    SPECIFIED AMOUNTS INTERPRETED AS AMOUNTS/SQUARE FOOT/YEAR
    MARKET RATES INTERPRETED AS AMOUNTS/SQUARE FOOT/YEAR

    SALES VOLUMES AND BREAKPOINTS:
    SPECIFIED AMOUNTS INTERPRETED AS AMOUNTS/YEAR
    MARKET PATES INTERPRETED AS AMOUNTS/SQUARE FOOT/YEAR

    RENEWAL RENTS ARE COMPOUNDED ANNUALLY
    RELETTING DOWNTIME AND EXPENSES ARE NOT CONDITIONAL ON GOING TO MARKET


    REFERENCE TENANTS
    -----------------

    THERE ARE A TOTAL OF 1 REFERENCE TENANT(S):

    ----------------------------------------------------------------------------

    #  1 - reference3
    BASE LEASE DATES:       1/1996 TO 12/2005
    TYPE OF TENANT:         OFFICE
    SQUARE FOOTAGE:              1
    NOT SUBJECT TO VACANCY ALLOWANCE

    MINIMUM RENT:
    INITIAL RENT -    0.00/SF/YR

    RECOVERIES: NONE

    COMMISSIONS: NONE

    ALTERATIONS: NONE

    SPECULATIVE RENEWALS:

            LENGTH      VACANT    SQ FT    MONTHS OF
    TERM YEARS.MONTHS   MONTHS   INCREASE  FREE RENT  COMMISSIONS ALTERATIONS
    ---- ------------   -------  --------  ---------  ----------- -----------
     1       7.00          4       NONE      NONE         YES         YES
     2       7.00          4       NONE      NONE         YES         YES

     RENEWAL MINIMUM RENT:
     MARKET RATE MKT1 MULTIPLIED BY 1.000
     INCREASING AT GROWTH RATE 3% PER YEAR DURING EACH RENEWAL TERM

     RENEWAL RECOVERIES:

     TAX & INSURANCE
     PRO RATA SHARE RECOVERY OF EXPENSE TX&I
     PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
     CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
     WITH NO CAP
     AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

     RENEWAL COMMISSIONS:    GROWTH RATE COMB
     RENEWAL PAYOUT:         CASHED OUT

     RENEWAL ALTERATIONS:    MARKET RATE TIWA
     RENEWAL PAYOUT:         CASHED OUT


     TENANTS
     -------

     THERE ARE A TOTAL OF 8 LEASEHOLD TENANT(S):

     ---------------------------------------------------------------------------

     #  1 - Delmar Communicati
     BASE LEASE DATES:         10/1988 TO 11/2006
     TYPE OF TENANT:           OFFICE
     SQUARE FOOTAGE:           9,136
     SUBJECT TO VACANCY ALLOWANCE

     MINIMUM RENT:
     1998 VALUE       6.68/SF/YR
     THEREAFTER GROWING AT 3.00%

     RECOVERIES:

     TAX & INSURANCE
     PRO RATA SHARE RECOVERY OF EXPENSE TX&I
     PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
     CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
     WITH NO CAP
     AND A BASE AMOUNT OF    11,480

     COMMISSIONS: NONE

     NONE

     SPECULATIVE RENEWALS:

            LENGTH      VACANT    SQ FT    MONTHS OF
    TERM YEARS.MONTHS   MONTHS   INCREASE  FREE RENT  COMMISSIONS ALTERATIONS
    ---- ------------   -------  --------  ---------  ----------- -----------
     1       7.00          4       NONE      NONE         YES         YES
     2       7.00          4       NONE      NONE         YES         YES

     RENEWAL MINIMUM RENT:
     MARKET RATE MKT1 MULTIPLIED BY 1.000
     INCREASING AT GROWTH RATE 3% PER YEAR DURING EACH RENEWAL TERM

     RENEWAL RECOVERIES:

     TAX & INSURANCE
     PRO RATA SHARE RECOVERY OF EXPENSE TX&I
     PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
     CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
     WITH NO CAP
     AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

     RENEWAL COMMISSIONS:  GROWTH RATE COMB
     RENEWAL PAYOUT:       CASHED OUT

   RENEWAL ALTERATIONS:    MARKET RATE TIWA
   RENEWAL PAYOUT:         CASHED OUT

   -----------------------------------------------------------------------------

   #   2 - Combined Technology
   BASE LEASE DATES:         3/1993 TO 12/1999
   TYPE OF TENANT:           OFFICE
   SQUARE FOOTAGE:           6,530
   SUBJECT TO VACANCY ALLOWANCE

   MINIMUM RENT:
   1998 VALUE -      8.22/SF/YR
   THEREAFTER - GROWING AT 3.00%

   RECOVERIES:

   TAX & INSURANCE
   PRO RATA SHARE RECOVERY OF EXPENSE TX&I
   PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
   CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
   WITH NO CAP
   AND A BASE AMOUNT OF 15,983

   COMMISSIONS: NONE

   ALTERATIONS: NONE

   SPECULATIVE RENEWALS:

            LENGTH      VACANT    SQ FT    MONTHS OF
    TERM YEARS.MONTHS   MONTHS   INCREASE  FREE RENT  COMMISSIONS ALTERATIONS
    ---- ------------   -------  --------  ---------  ----------- -----------
     1       7.00          4       NONE      NONE         YES         YES
     2       7.00          4       NONE      NONE         YES         YES
     3       7.00          4       NONE      NONE         YES         YES

   RENEWAL MINIMUM RENT:
   MARKET RATE MKT1 MULTIPLIED BY 1.000
   INCREASING AT GROWTH PATE 3% PER YEAR DURING EACH RENEWAL TERM

   RENEWAL RECOVERIES:

   TAX & INSURANCE
   PRO RATA SHARE RECOVERY OF EXPENSE TX&I
   PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
   CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
   WITH NO CAP
   AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

   RENEWAL COMMISSIONS:    GROWTH RATE COMB
   RENEWAL PAYOUT:         CASHED OUT

   RENEWAL ALTERATIONS:    MARKET RATE TIWA
   RENEWAL PAYOUT:         CASHED OUT

   -----------------------------------------------------------------------------

   # 3 - Suitable for Frame
   BASE LEASE DATES:         8/1991 TO 8/2001
   TYPE OF TENANT:           OFFICE
   SQUARE FOOTAGE:           4,800
   SUBJECT TO VACANCY ALLOWANCE

   MINIMUM RENT:
   1998 VALUE        5.06/SF/YR
   THEREAFTER GROWING AT 3.00%

   RECOVERIES:

   TAX & INSURANCE
   PRO RATA SHARE RECOVERY OF EXPENSE TX&I
   PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
   CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
   WITH NO CAP
   AND A BASE AMOUNT OF    15,983

   COMMISSIONS: NONE

   ALTERATIONS: NONE

   SPECULATIVE RENEWALS:

            LENGTH      VACANT    SQ FT    MONTHS OF
    TERM YEARS.MONTHS   MONTHS   INCREASE  FREE RENT  COMMISSIONS ALTERATIONS
    ---- ------------   -------  --------  ---------  ----------- -----------
     1       7.00          4       NONE      NONE         YES         YES
     2       7.00          4       NONE      NONE         YES         YES

   RENEWAL MINIMUM RENT:
   MARKET RATE MKT1 MULTIPLIED BY 1.000
   INCREASING AT GROWTH RATE 3% PER YEAR DURING EACH RENEWAL TERM

   RENEWAL RECOVERIES:

   TAX & INSURANCE
   PRO RATA SHARE RECOVERY OF EXPENSE TX&I
   PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
   CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
   WITH NO CAP
   AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

   RENEWAL COMMISSIONS:   GROWTH RATE COMB
   RENEWAL PAYOUT:        CASHED OUT

   RENEWAL ALTERATIONS:   MARKET RATE TIWA
   RENEWAL PAYOUT:        CASHED OUT

   -----------------------------------------------------------------------------

   # 4 - Canning Corp
   BASE LEASE DATES:      11/1994 TO 3/2002
   TYPE OF TENANT:        OFFICE
   SQUARE FOOTAGE:         4,580
   SUBJECT TO VACANCY ALLOWANCE

   MINIMUM RENT:
   1998 VALUE -      6.32/SF/YR
   THEREAFTER - GROWING AT 3.00%

   RECOVERIES:

   TAX & INSURANCE
   PRO RATA SHARE RECOVERY OF EXPENSE TX&I
   PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
   CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
   WITH NO CAP
   AND A BASE AMOUNT OF    15,573

   COMMISSIONS: NONE

   ALTERATIONS: NONE

   SPECULATIVE RENEWALS:

            LENGTH      VACANT    SQ FT    MONTHS OF
    TERM YEARS.MONTHS   MONTHS   INCREASE  FREE RENT  COMMISSIONS ALTERATIONS
    ---- ------------   -------  --------  ---------  ----------- -----------
     1       7.00          4       NONE      NONE         YES         YES
     2       7.00          4       NONE      NONE         YES         YES

    RENEWAL MINIMUM RENT:
    MARKET RATE MKT1 MULTIPLIED BY 1.000
    INCREASING AT GROWTH RATE 3% PER YEAR DURING EACH RENEWAL TERM

    RENEWAL RECOVERIES:

    TAX & INSURANCE
    PRO RATA SHARE RECOVERY OF EXPENSE TX&I
    PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
    CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
    WITH NO CAP
    AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

    RENEWAL COMMISSIONS:    GROWTH RATE COMB
    RENEWAL PAYOUT:         CASHED OUT

    RENEWAL ALTERATIONS:    MARKET RATE TIWA
    RENEWAL PAYOUT:         CASHED OUT

    ----------------------------------------------------------------------------

    #  5 - Xerox
    BASE LEASE DATES:       8/1995 TO 7/2000
    TYPE OF TENANT:         OFFICE
    SQUARE FOOTAGE:         2,503
    SUBJECT TO VACANCY ALLOWANCE

    MINIMUM RENT:
    1998 VALUE      7.60/SF/YR
    THEREAFTER GROWING AT 4.00%

    RECOVERIES:

    TAX & INSURANCE
    PRO RATA SHARE RECOVERY OF EXPENSE TX&I
    PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
    CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
    WITH NO CAP
    AND A BASE AMOUNT OF    16,633

    COMMISSIONS: NONE

    ALTERATIONS: NONE

    SPECULATIVE RENEWALS:

            LENGTH      VACANT    SQ FT    MONTHS OF
    TERM YEARS.MONTHS   MONTHS   INCREASE  FREE RENT  COMMISSIONS ALTERATIONS
    ---- ------------   -------  --------  ---------  ----------- -----------
     1       7.00          4       NONE      NONE         YES         YES
     2       7.00          4       NONE      NONE         YES         YES
     3       7.00          4       NONE      NONE         YES         YES

    RENEWAL MINIMUM RENT:
    MARKET RATE MKT1 MULTIPLIED BY 1.000
    INCREASING AT GROWTH RATE 3%  PER YEAR DURING EACH RENEWAL TERM

    RENEWAL RECOVERIES:

    TAX & INSURANCE
    PRO RATA SHARE RECOVERY OF EXPENSE TX&I
    PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA

   CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
   WITH NO CAP
   AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

   RENEWAL COMMISSIONS:  GROWTH RATE COMB
   RENEWAL PAYOUT:       CASHED OUT

   RENEWAL ALTERATIONS:  MARKET RATE TIWA
   RENEWAL PAYOUT:       CASHED OUT

   -----------------------------------------------------------------------------

   # 6 - Pharmaco
   BASE LEASE DATES:     5/1994 TO 8/2004
   TYPE OF TENANT:       OFFICE
   SQUARE FOOTAGE:       2,400
   SUBJECT TO VACANCY ALLOWANCE

   MINIMUM RENT:
   1998 VALUE -      7.43/SF/YR
   THEREAFTER - GROWING AT 3.00%

   RECOVERIES:

   TAX & INSURANCE
   PRO RATA SHARE RECOVERY OF EXPENSE TX&I
   PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
   CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
   WITH NO CAP
   AND A BASE AMOUNT OF    15,983

   COMMISSIONS: NONE

   ALTERATIONS: NONE

   SPECULATIVE RENEWALS:

            LENGTH      VACANT    SQ FT    MONTHS OF
    TERM YEARS.MONTHS   MONTHS   INCREASE  FREE RENT  COMMISSIONS ALTERATIONS
    ---- ------------   -------  --------  ---------  ----------- -----------
     1       7.00          4       NONE      NONE         YES         YES
     2       7.00          4       NONE      NONE         YES         YES

   RENEWAL MINIMUM RENT:
   MARKET RATE MKT1 MULTIPLIED BY 1,000
   INCREASING AT GROWTH PATE 3% PER YEAR DURING EACH RENEWAL TERM

   RENEWAL RECOVERIES:

   TAX & INSURANCE
   PRO RATA SHARE RECOVERY OF EXPENSE TX&I
   PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
   CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
   WITH NO CAP
   AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

   RENEWAL COMMISSIONS:  GROWTH RATE COMB
   RENEWAL PAYOUT:       CASHED OUT

   RENEWAL ALTERATIONS:  MARKET RATE TIWA
   RENEWAL PAYOUT:       CASHED OUT

   -----------------------------------------------------------------------------

   # 7 -  Pharmaco Internati
   BASE LEASE DATES:     3/1996 TO 8/2004
   TYPE OF TENANT:       OFFICE
   SQUARE FOOTAGE:       2,400

   SUBJECT TO VACANCY ALLOWANCE

   MINIMUM RENT:
   1998 VALUE -      7.65/SF/YR
   THEREAFTER - GROWING AT 3.00%

   RECOVERIES:

   TAX & INSURANCE
   PRO RATA SHARE RECOVERY OF EXPENSE TX&I
   PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
   CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
   WITH NO CAP
   AND A BASE AMOUNT OF    16,361

   COMMISSIONS: NONE

   ALTERATIONS: NONE

   SPECULATIVE RENEWALS:

            LENGTH      VACANT    SQ FT    MONTHS OF
    TERM YEARS.MONTHS   MONTHS   INCREASE  FREE RENT  COMMISSIONS ALTERATIONS
    ---- ------------   -------  --------  ---------  ----------- -----------
     1       7.00          4       NONE      NONE         YES         YES
     2       7.00          4       NONE      NONE         YES         YES

   RENEWAL MINIMUM RENT:
   MARKET RATE MKT1 MULTIPLIED BY 1.000
   INCREASING AT GROWTH RATE 3% PER YEAR DURING EACH RENEWAL TERM

   RENEWAL RECOVERIES:

   TAX & INSURANCE
   PRO RATA SHARE RECOVERY OF EXPENSE TX&I
   PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
   CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
   WITH NO CAP
   AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

   RENEWAL COMMISSIONS:    GROWTH RATE COMB
   RENEWAL PAYOUT:         CASHED OUT

   RENEWAL ALTERATIONS:    MARKET RATE TIWA
   RENEWAL PAYOUT:         CASHED OUT

   -----------------------------------------------------------------------------

   # 8 - Pharmaco
   BASE LEASE DATES:        9/1993 TO 4/2004
   TYPE OF TENANT:          OFFICE
   SQUARE FOOTAGE:             800
   SUBJECT TO VACANCY ALLOWANCE

   MINIMUM RENT:
   1998 VALUE -    10.50/SF/YR
   THEREAFTER - GROWING AT 3.00%

   RECOVERIES:

   TAX & INSURANCE
   PRO RATA SHARE RECOVERY OF EXPENSE TX&I
   PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
   CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
   WITH NO CAP
   AND A BASE AMOUNT OF    15,983

   C0MMISSIONS: NONE

   ALTERATIONS: NONE

   SPECULATIVE RENEWALS:

            LENGTH      VACANT    SQ FT    MONTHS OF
    TERM YEARS.MONTHS   MONTHS   INCREASE  FREE RENT  COMMISSIONS ALTERATIONS
    ---- ------------   -------  --------  ---------  ----------- -----------
     1       7.00          4       NONE      NONE         YES         YES
     2       7.00          4       NONE      NONE         YES         YES

   RENEWAL MINIMUM RENT:
   MARKET RATE MKT1 MULTIPLIED BY 1.000
   INCREASING AT GROWTH RATE 3% PER YEAR DURING EACH RENEWAL TERM

   RENEWAL RECOVERIES:

   TAX & INSURANCE
   PRO RATA SHARE RECOVERY OF EXPENSE TX&I
   PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
   CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
   WITH NO CAP
   AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

   RENEWAL COMMISSIONS:    GROWTH RATE COMB
   RENEWAL PAYOUT:         CASHED OUT

   RENEWAL ALTERATIONS:    MARKET RATE TIWA
   RENEWAL PAYOUT:         CASHED OUT

                                                                         Addenda
================================================================================


                                   Dabney VIII
                           Operating Expense Statement
                         Pro-Ject Lease Abstract Report
                           Pro-Ject Assumptions Report

                         Historical Operating Statements

                                   Dabney VIII

Building NRA                 29,700 SF


                                   1994 Actual               1995 Actual             1996 Actual                 1997 Budget
                             -----------------------  -----------------------  ------------------------   -------------------------
Item                          Amount          Per SF  Amount           Per SF  Amount            Per SF   Amount             Per SF
=============================================================================  ========================   =========================
INCOME
    Gross Income             $     199,571   $  6.72   $    177,245   $  5.97  $      177,677   $  5.98    $      130,362  $  4.39
    Reimbursements                       0      0.00              0      0.00           3,731      0.13                 0     0.00
                             -----------------------  -----------------------  ------------------------    ------------------------
    Total Income             $     199,571   $  6.72   $    177,245   $  5.97  $      181,408   $  6.11    $      130,362  $  4.39
                             -----------------------  -----------------------  ------------------------    ------------------------

EXPENSES
    Real Estate Taxes        $       9,948   $  0.33   $      9,948   $  0.33  $        9,745   $  0.33    $       10,448  $  0.35
    Operating Expense               13,856      0.47         21,080      0.71          20,415      0.69            21,149     0.71
    General & Administrative        13,174      0.44          7,957      0.27           7,560      0.25             6,890     0.23
    Management Fee                       0      0.00          1,698      0.06           2,630      0.09             3,086     0.10
                             -----------------------  -----------------------  ------------------------    ------------------------
    Total Expenses           $      36,977   $  1.25   $     40,683   $  1.37  $       40,350   $  1.36    $       41,573  $  1.40
                             -----------------------  -----------------------  ------------------------    ------------------------
NET OPERATING INCOME         $     162,593   $  5.47   $    136,562   $  4.60  $      141,058   $  4.75    $       88,789  $  2.99
                             =======================  =======================  ========================    ========================
===================================================================================================================================


                                                              DABNET 8
                                                      PROJECT DESIGNATOR: DAB8
                                                      REVISION: 6/17/97 @ 17:58
                                                        LEASE ABSTRACT REPORT
                                                           FOR ALL TENANTS
                                                           6/18/97 @ 9:05


               PRIMARY/                                         ANNUAL                                                     % OF RENT
              SECONDARY SQUARE  LEASE LEASE OPTION  MINIMUM    MINIMUM OVERAGE CEILING BREAKPOINT                 PRO RATA   SUBJ
  TENANT        CODES    FEET   BEGIN  END  #/MOS   RENT/SF     RENT      %    (000'S)  (000'S)    RECOVERIES    SHARE BASE TO CPI
------------- --------- ------- ----- ----- ----- -----------  ------- ------- ------- --------- --------------- ---------- -------
#  1               -     29,700 5/97  4/00    -         6.14    182,358   -       -       -       TAX & INSURANCE 15,444
united power                                       5/98 6.32    187,829
                                                   5/99 6.51    193,464
                         ------
                         29,700
                         ======

                                    DABNET 8
                            PROJECT DESIGNATOR: DAB8
                            REVISION: 6/17/97 0 17:58
                           PROJECT ASSUMPTIONS REPORT
                              INCLUDING ALL TENANTS
                                 6/17/97 @ 23:32


   BUILDING PROLOGUE
   -----------------

   LEASEHOLD ANALYSIS OF DABNET 8 BEGINNING 7/1997
   FOR 18 YEARS ON A FISCAL YEAR BASIS


   AREA MEASURES
   -------------

   NRA
   1997 VALUE -     29,700
   THEREAFTER - CONSTANT

   OCCA
   1997 VALUE -     19,800
   1998 VALUE -     29,700
   1999 VALUE -     29,700
   2000 VALUE -     19,800
   2001 VALUE -     29,700
   2002 VALUE -     29,700
   2003 VALUE -     29,700
   2004 VALUE -     29,700
   2005 VALUE -     29,700
   2006 VALUE -     29,700
   2007 VALUE -     19,800
   2008 VALUE -     29,700
   2009 VALUE -     29,700
   2010 VALUE -     29,700
   2011 VALUE -     29,700
   2012 VALUE -     29,700
   2013 VALUE -     29,700
   2014 VALUE -     29,700
   THEREAFTER - CONSTANT


   GROWTH RATES
   ------------

   INC1
   1997 VALUE -       1.50
   1998 VALUE -       3.00
   THEREAFTER - CONSTANT

   EXP1
   1997 VALUE -       1.75
   1998 VALUE -       3.50
   THEREAFTER - CONSTANT

   3%
   1997 VALUE -       3.00
   THEREAFTER - CONSTANT

   4%
   1997 VALUE -       4.00
   THEREAFTER - CONSTANT

   CPI
   1997 VALUE -       1.75
   1998 VALUE -       3.50
   THEREAFTER - CONSTANT

   COMN

   1997 VALUE -       6.00
   THEREAFTER - CONSTANT

   C0MR
   1997 VALUE - 2.00
   THEREAFTER - CONSTANT

   COMB
     +30.0% OF COMN +70.0% OF COMR

   MARKET RATES
   ------------

   MKT1
   1997 VALUE -       6.35
   THEREAFTER - GROWING AT GROWTH RATE INC1

   TIRN
   1997 VALUE -       0.50
   THEREAFTER - GROWING AT GROWTH RATE EXP1

   TINW
   1997 VALUE -       2.00
   THEREAFTER - GROWING AT GROWTH RATE EXP1

   TIWA
     +70.0% OF TIRN +30.0% OF TINW

   RESR
   1997 VALUE -       0.20
   THEREAFTER - GROWING AT GROWTH RATE EXP1

   INSE
   1997 VALUE -       0.10
   THEREAFTER - GROWING AT GROWTH RATE EXP1


   MISCELLANEOUS INCOMES
   ---------------------

   NONE


   EXPENSES
   --------

   PROPERTY TAXES    , REFERRED TO AS TAX
   CHARGED AGAINST NET OPERATING INCOME
   1997 VALUE -          12,474
   THEREAFTER - GROWING AT GROWTH RATE EXP1

   OPERATING EX      , REFERRED TO AS OPEX
   CHARGED AGAINST NET OPERATING INCOME
   1997 VALUE -          21,000
   THEREAFTER - GROWING AT GROWTH RATE EXP1

   G&A EXPENSES      , REFERRED TO AS G&A
   CHARGED AGAINST NET OPERATING INCOME
   1997 VALUE -           7,000
   THEREAFTER - GROWING AT GROWTH RATE EXP1

   MANAGEMENT FEES   , REFERRED TO AS MGMT
   CHARGED AGAINST NET OPERATING INCOME
     3.00% OF EFFECTIVE GROSS INCOME

   Industrial Gross  , REFERRED TO AS GRSS
   AN INFORMATIONAL EXPENSE

     +100.0% OF TAX +2.0% OF OPEX

    INSURANCE        , REFERRED TO AS INSE
    AN INFORMATIONAL EXPENSE
    MARKET RATE INSE MULTIPLIED BY AREA MEASURE NRA

    TAX & INSURANCE  , REFERRED TO AS TX&I
    AN INFORMATIONAL EXPENSE
     +100.0% OF TAX +100.0% OF INSE


    VACANCY ALLOWANCE
    -----------------

    PERCENTAGE OF POTENTIAL GROSS INCOME
    FOR ALL TENANTS SUBJECT TO VACANCY
    1997 VALUE -          2.00
    THEREAFTER - CONSTANT

    MANAGEMENT FEE
    --------------

    NONE


    COMMISSION CALCULATIONS
    -----------------------

    STANDARD METHOD #1 -   0.000% OF TOTAL RENT

    STANDARD METHOD #2 -   0.000% OF TOTAL RENT

    STANDARD METHOD #3 -   0.000% OF TOTAL RENT

    STANDARD METHOD #4 -   0.000% OF TOTAL RENT

    STANDARD METHOD #5 -   0.000% OF TOTAL RENT


    COMMISSION PAYOUTS
    ------------------

    STANDARD METHOD #1 - CASHED OUT

    STANDARD METHOD #2 - AMORTIZED OVER LIFE OF LEASE

    STANDARD METHOD #3 - CASHED OUT

    STANDARD METHOD #4 - CASHED OUT

    STANDARD METHOD #5 - CASHED OUT


    ALTERATION CALCULATION
    ----------------------

    1997 VALUE -       0.00
    1998 VALUE -       0.00
    1999 VALUE -       0.00
    2000 VALUE -       0.00
    2001 VALUE -       0.00
    2002 VALUE -       0.00
    2003 VALUE -       0.00
    2004 VALUE -       0.00
    2005 VALUE -       0.00
    2006 VALUE -       0.00
    2007 VALUE -       0.00

    2008 VALUE -       0.00
    2009 VALUE -       0.00
    2010 VALUE -       0.00
    2011 VALUE -       0.00
    THEREAFTER - CONSTANT


    ALTERATION PAYOUTS
    ------------------

    STANDARD METHOD #1 - CASHED OUT

    STANDARD METHOD #2 - CASHED OUT

    STANDARD METHOD #3 - CASHED OUT

    STANDARD METHOD #4 - CASHED OUT

    STANDARD METHOD #5 - CASHED OUT


    COMMON AREA MAINTENANCE POOL
    ----------------------------

    NONE


    CAPITAL EXPENDITURES
    --------------------

    RESERVES
    MARKET RATE RESR MULTIPLIED BY AREA MEASURE NRA


    PRIMARY CLASSIFICATION CODES
    ----------------------------

    NONE


    SECONDARY CLASSIFICATION CODES
    ------------------------------

    NONE


    COST CENTERS
    ------------

    NONE


    SALES VOLUME PROFILE
    --------------------

              PERCENT OF        RELATIVE
    MONTH    ANNUAL SALES        VOLUME
    -----    ------------       --------
     JAN         8.33%              1.00
     FEB         8.33%              1.00
     MAR         8.33%              1.00
     APR         8.33%              1.00
     MAY         8.33%              1.00
     JUN         8.33%              1.00
     JUL         8.33%              1.00
     AUG         8.33%              1.00
     SEP         8.33%              1.00
     OCT         8.33%              1.00

    NOV         8.33%              1.00
    DEC         8.33%              1.00
               -------           -------
    TOTALS    100.00%             12.00

    GLOBAL  RECOVERIES
    -----------------

    Industrial Gross , REFERRED TO AS INGR
    PRO RATA SHARE RECOVERY OF EXPENSE GRSS
    PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
    CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
    WITH NO CAP
    AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

    TENANT PROLOGUE
    ---------------

    MINIMUM RENTS:
    SPECIFIED AMOUNTS INTERPRETED AS AMOUNTS/SQUARE FOOT/YEAR
    MARKET RATES INTERPRETED AS AMOUNTS/SQUARE FOOT/YEAR

    SALES VOLUMES AND BREAKPOINTS:
    SPECIFIED AMOUNTS INTERPRETED AS AMOUNTS/YEAR
    MARKET RATES INTERPRETED AS AMOUNTS/SQUARE FOOT/YEAR

    RENEWAL RENTS ARE COMPOUNDED ANNUALLY
    RELETTING DOWNTIME AND EXPENSES ARE NOT CONDITIONAL ON GOING TO MARKET

    REFERENCE TENANTS
    -----------------

    THERE ARE A TOTAL OF 1 REFERENCE TENANT(S):

    ---------------------------------------------------------------------------

    # 1 - references3
    BASE LEASE DATES:          1/1996 TO 12/2005
    TYPE OF TENANT:            OFFICE
    SQUARE FOOTAGE:                 1
    NOT SUBJECT TO VACANCY     ALLOWANCE

    MINIMUM RENT:
    INITIAL RENT -      0.00/SF/YR

    RECOVERIES: NONE

    COMMISSIONS: NONE

    ALTERATIONS: NONE

    SPECULATIVE RENEWALS:

            LENGTH      VACANT    SQ FT    MONTHS OF
    TERM YEARS.MONTHS   MONTHS   INCREASE  FREE RENT  COMMISSIONS ALTERATIONS
    ---- ------------   -------  --------  ---------  ----------- -----------
     1       7.00          4       NONE      NONE         YES         YES
     2       7.00          4       NONE      NONE         YES         YES

    RENEWAL MINIMUM RENT:
    MARKET RATE MKT1 MULTIPLIED BY 1.000
    INCREASING AT GROWTH RATE 3% PER YEAR DURING EACH RENEWAL TERM

    RENEWAL RECOVERIES:

    TAX & INSURANCE
    PRO RATA SHARE RECOVERY OF EXPENSE TX&I
    PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
    CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
    WITH NO CAP
    AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

    RENEWAL COMMISSIONS:   GROWTH RATE COMB
    RENEWAL PAYOUT:        CASHED OUT

    RENEWAL ALTERATIONS:   MARKET RATE TIWA
    RENEWAL PAYOUT:         CASHED OUT

    TENANTS

    THERE ARE A TOTAL OF 1 LEASEHOLD TENANT(S):

    ----------------------------------------------------------------------------

    # 1 - united power
    BASE LEASE DATES:         5/1997 TO 4/2000
    TYPE OF TENANT:           OFFICE
    SQUARE FOOTAGE:           29,700
    SUBJECT TO VACANCY ALLOWANCE

    MINIMUM RENT:
    1998 VALUE -      6.14/SF/YR
    THEREAFTER - GROWING AT GROWTH RATE 3%

    RECOVERIES:

    TAX & INSURANCE
    PRO RATA SHARE RECOVERY OF EXPENSE TX&I
    PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
    CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
    WITH NO CAP
    AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

    COMMISSIONS: NONE

    ALTERATIONS: NONE

    SPECULATIVE RENEWALS:

            LENGTH      VACANT    SQ FT    MONTHS OF
    TERM YEARS.MONTHS   MONTHS   INCREASE  FREE RENT  COMMISSIONS ALTERATIONS
    ---- ------------   -------  --------  ---------  ----------- -----------
     1       7.00          4       NONE      NONE         YES         YES
     2       7.00          4       NONE      NONE         YES         YES
     3       7.00          4       NONE      NONE         YES         YES

    RENEWAL MINIMUM RENT:
    MARKET RATE MKT1 MULTIPLIED BY 1.000
    INCREASING AT GROWTH RATE 3% PER YEAR DURING EACH RENEWAL TERM

    RENEWAL RECOVERIES:

    TAX & INSURANCE
    PRO RATA SHARE RECOVERY OF EXPENSE TX&I
    PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
    CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
    WITH NO CAP
    AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

    RENEWAL COMMISSIONS:  GROWTH RATE COMB
    RENEWAL PAYOUT:       CASHED OUT

    RENEWAL ALTERATIONS:  MARKET RATE TIWA
    RENEWAL PAYOUT:       CASHED OUT

                                                                         Addenda
--------------------------------------------------------------------------------


                                    Dabney IX
                           Operating Expense Statement
                         Pro-Ject Lease Abstract Report
                           Pro-Ject Assumptions Report

                         Historical Operating Statements

                                    Dabney IX


Building NRA                 30,263 SF


                                   1994 Actual               1995 Actual             1996 Actual                 1997 Budget
                             ---------------------    -----------------------  ------------------------   -------------------------
Item                          Amount          Per SF  Amount           Per SF  Amount            Per SF   Amount             Per SF
=============================================================================  ========================   =========================
INCOME
   Gross Income              $     220,762    $ 7.29  $     216,278    $ 7.15  $      224,447    $ 7.42    $      231,183    $ 7.64
   Reimbursements                        0      0.00            549      0.02           1,375      0.05                 0      0.00
                             -----------------------  -----------------------  ------------------------    ------------------------
   Total Income              $     220,762    $ 7.29  $     216,827    $ 7.16  $      225,822    $ 7.46    $      231,183    $ 7.64
                             -----------------------  -----------------------  ------------------------    ------------------------

EXPENSES
   Real Estate Taxes         $       8,485    $ 0.28  $       8,485    $ 0.28  $        8,312    $ 0.27    $        8,484    $ 0.28
   Operating Expense                24,036      0.79         47,060      1.56          38,455      1.27            32,437      1.07
   General & Administrative         15,427      0.51          9,594      0.32          10,114      0.33            11,953      0.39
   Management Fee                        0      0.00          1,975      0.07           3,117      0.10             6,840      0.23
                             -----------------------  -----------------------  ------------------------    ------------------------
   Total Expenses            $      47,947    $ 1.58  $      67,114    $ 2.22  $       59,998    $ 1.98    $       59,714    $ 1.97
                             -----------------------  -----------------------  ------------------------    ------------------------
NET OPERATING INCOME         $     172,815    $ 5.71  $     149,713    $ 4.95  $      165,824    $ 5.48    $      171,469    $ 5.67
                             =======================  =======================  ========================    ========================
===================================================================================================================================

                                                              DABNEY 9
                                                      PROJECT DESIGNATOR: DAB9
                                                      REVISION: 6/11/97 @ 12:48
                                                        LEASE ABSTRACT REPORT
                                                           FOR ALL TENANTS
                                                           6/11/97 @ 12:49


               PRIMARY/                                        ANNUAL                                                      % OF RENT
              SECONDARY SQUARE  LEASE LEASE OPTION  MINIMUM    MINIMUM OVERAGE CEILING BREAKPOINT                 PRO RATA   SUBJ
  TENANT        CODES    FEET   BEGIN  END  #/MOS   RENT/SF     RENT      %    (000'S)  (000'S)    RECOVERIES    SHARE BASE TO CPI
------------- --------- ------- ----- ----- ----- -----------  ------- ------- ------- --------- --------------- ---------- -------
#  1               -     2,133  1/98  12/04   -          7.41   15,804    -       -       -      TAX & INSURANCE   17,680
RF&P               -                               1/99  7.63   16,279
                                                   1/00  7.86   16,767
                                                   1/01  8.10   17,270
                                                   1/02  8.34   17,788
                                                   1/03  8.59   18,322
                                                   1/04  8.85   18,871

#  2               -     2,134  5/96  4/01     -         6.75   14,405    -       -       -      TAX & INSURANCE   11,424
REFACE             -                               5/98  7.02   14,981
                                                   5/99  7.30   15,580
                                                   5/00  7.59   16,203

#  3               -     2,089  8/91 11/01     -         9.41   19,657    -       -       -      TAX & INSURANCE   12,320
KARATEC            -                              12/97  9.79   20,444
                                                  12/98 10.18   21,262
                                                  12/99 10.58   22,112
                                                  12/00 11.01   22,996

#  4               -     1,620 10/94  9/99     -         6.76   10,951    -       -       -      TAX & INSURANCE   11,511
Margaret Farinhold -                              10/97  7.03   11,389
                                                  10/98  7.31   11,845

#  5               -     1,580  2/96  1/01     -         7.23   11,423    -       -       -      TAX & INSURANCE   11,424
JOYNER'S MECHANICA -                               2/98  7.52   11,880
                                                   2/99  7.82   12,356
                                                   2/00  8.13   12,850

#  6               -     8,457 11/89  1/98    -          9.09   76,874    -       -       -      TAX & INSURANCE    9,968
FIRST IMAGE MGMT   -

#  7               -     4,178  7/96  7/01    -          6.55   27,366    -       -       -      TAX & INSURANCE   11,424
BUSINESS EQUIP    -                                8/97  6.81   28,461
                                                   8/98  7.08   29,599
                                                   8/99  7.37   30,783
                                                   8/00  7.66   32,014

#  8               -     6,452  1/95  1/03    -          9.00   58,068    -       -       -      TAX & INSURANCE   11,511
A&J TELEPHONE      -                               2/98  9.36   60,391
                                                   2/99  9.73   62,806
                                                   2/00 10.12   65,319
                                                   2/01 10.53   67,931
                                                   2/02 10.95   70,649


#  9               -      1,620  1/98 12/04              7.41   12,003    -       -       -      TAX & INSURANCE   17,680
Vacant             -                               1/99  7.63   12,363
                                                   1/00  7.86   12,734
                                                   1/01  8.10   13,116
                                                   1/02  8.34   13,510
                                                   1/03  8.59   13,915
                                                   1/04  8.85   14,333
                         ------
                         30,263
                         ======

                                    DABNEY 9
                            PROJECT DESIGNATOR: DAB9
                            REVISION: 6/17/97 @ 14:06
                           PROJECT ASSUMPTIONS REPORT
                              INCLUDING ALL TENANTS
                                 6/17/97 @ 14:06


    BUILDING PROLOGUE
    -----------------

    LEASEHOLD ANALYSIS OF DABNEY 9 BEGINNING 7/1997
    FOR 18 YEARS ON A FISCAL YEAR BASIS


    AREA MEASURES
    -------------

    NRA
    1997 VALUE   -     30,263
    THEREAFTER - CONSTANT

    OCCA
    1997 VALUE   -     26,510
    1998 VALUE   -     27,444
    1999 VALUE   -     29,858
    2000 VALUE   -     30,128
    2001 VALUE   -     27,458
    2002 VALUE   -     29,741
    2003 VALUE   -     28,112
    2004 VALUE   -     30,263
    2005 VALUE   -     26,193
    2006 VALUE   -     30,263
    2007 VALUE   -     29,723
    2008 VALUE   -     28,677
    2009 VALUE   -     28,522
    2010 VALUE   -     28,112
    2011 VALUE   -     30,263
    2012 VALUE   -     26,898
    2013 VALUE   -     29,558
    2014 VALUE   -     29,723
    THEREAFTER - CONSTANT


    GROWTH RATES
    ------------

    INC1
    1997 VALUE   -       1.50
    1998 VALUE   -       3.00
    THEREAFTER - CONSTANT

    EXP1
    1997 VALUE   -       1.75
    1998 VALUE   -       3.50
    THEREAFTER - CONSTANT

    3%
    1997 VALUE   -       3.00
    THEREAFTER - CONSTANT

    4%
    1997 VALUE   -       4.00
    THEREAFTER - CONSTANT

    CPI
    1997 VALUE   -        1.75
    1998 VALUE   -        3.5O
    THEREAFTER - CONSTANT

    COMN

   1997 VALUE    -        6.00
   THEREAFTER - CONSTANT

   COMR
   1997 VALUE    -        2.00
   THEREAFTER - CONSTANT

   COMB
    +30.0% OF COMN +70.O% OF COMR

   MARKET RATES
   ------------

   MKT1
   1997 VALUE    -        7.30
   THEREAFTER - GROWING AT GROWTH RATE INC1

   TIRN
   1997 VALUE    -        0.50
   THEREAFTER - GROWING AT GROWTH RATE EXP1

   TINW
   1997 VALUE    -        2.00
   THEREAFTER - GROWING AT GROWTH RATE EXP1

   TIWA
    +70.0% OF TIRN +30.O% OF TINW

   RESR
   1997 VALUE    -        0.20
   THEREAFTER - GROWING AT GROWTH RATE EXP1

   INSE
   1997 VALUE    -        0.10
   THEREAFTER - GROWING AT GROWTH RATE EXP1

   MISCELLANEOUS INCOMES
   ---------------------

   NONE

   EXPENSES
   --------

   PROPERTY TAXES   , REFERRED TO AS TAX
   CHARGED AGAINST NET OPERATING INCOME
   1997 VALUE -    14,051
   THEREAFTER - GROWING AT GROWTH RATE EXP1

   OPERATING EXPENSES, REFERRED TO AS OPEX
   CHARGED AGAINST NET OPERATING INCOME
   1997 VALUE -    38,000
   THEREAFTER - GROWING AT GROWTH RATE EXP1

   G&A EXPENSES     , REFERRED TO AS G&A
   CHARGED AGAINST NET OPERATING INCOME
   1997 VALUE -    12,000
   THEREAFTER - GROWING AT GROWTH RATE EXP1

   MANAGEMENT FEES   , REFERRED TO AS MGMT
   CHARGED AGAINST NET OPERATING INCOME
     3.00% OF EFFECTIVE GROSS INCOME

   Industrial Gross  , REFERRED TO AS GRSS
   AN INFORMATIONAL EXPENSE

    +100.0% OF TAX     +2.0% OF OPEX

    INSURANCE         , REFERRED TO AS INSE
    AN INFORMATIONAL EXPENSE
    MARKET RATE INSE MULTIPLIED BY AREA MEASURE NRA

    TAX & INSURANCE  , REFERRED TO AS TX&I
    AN INFORMATIONAL EXPENSE
    +100.0% OF TAX +100.0% OF INSE

    VACANCY ALLOWANCE
    -----------------

    PERCENTAGE OF POTENTIAL GROSS INCOME
    FOR ALL TENANTS SUBJECT TO VACANCY
    1997 VALUE -          2.00
    THEREAFTER - CONSTANT

    MANAGEMENT FEE
    --------------

    NONE

    COMMISSION CALCULATIONS
    -----------------------

    STANDARD METHOD #1 -  0.000% OF TOTAL RENT

    STANDARD METHOD #2 -  0.000% OF TOTAL RENT

    STANDARD METHOD #3 -  0.000% OF TOTAL RENT

    STANDARD METHOD #4 -  0.000% OF TOTAL RENT

    STANDARD METHOD #5 -  0.000% OF TOTAL RENT


    COMMISSION PAYOUTS
    ------------------

    STANDARD METHOD #1 - CASHED OUT

    STANDARD METHOD #2 - AMORTIZED OVER LIFE OF LEASE

    STANDARD METHOD #3 - CASHED OUT

    STANDARD METHOD #4 - CASHED OUT

    STANDARD METHOD #5 - CASHED OUT

    ALTERATION CALCULATION
    ----------------------

    1997 VALUE -       0.00
    1998 VALUE -       0.00
    1999 VALUE -       0.00
    2000 VALUE -       0.00
    2001 VALUE -       0.00
    2002 VALUE -       0.00
    2003 VALUE -       0.00
    2004 VALUE -       0.00
    2005 VALUE -       0.00
    2006 VALUE -       0.00
    2007 VALUE -       0.00

    2008 VALUE -       0.00
    2009 VALUE -       0.00
    2010 VALUE -       0.00
    2011 VALUE -       0.00
    THEREAFTER - CONSTANT

    ALTERATION   PAYOUTS
    --------------------

    STANDARD METHOD #1 - CASHED OUT

    STANDARD METHOD #2 - CASHED OUT

    STANDARD METHOD #3 - CASHED OUT

    STANDARD METHOD #4 - CASHED OUT

    STANDARD METHOD #5 - CASHED OUT

    COMMMON AREA MAINTENANCE POOL
    -----------------------------

    NONE

    CAPITAL EXPENDITURES
    --------------------

    RESERVES
    MARKET RATE RESR MULTIPLIED BY AREA MEASURE NRA

    PRIMARY CLASSIFICATION CODES
    ----------------------------

    NONE

    SECONDARY CLASSIFICATION CODES
    ------------------------------

    NONE

    COST CENTERS
    ------------

    NONE

    SALES VOLUME PROFILE
    --------------------

                PERCENT OF         RELATIVE
    MONTH      ANNUAL SALES         VOLUME
    -----      ------------        --------
     JAN          8.33%                1.00
     FEB          8.33%                1.00
     MAR          8.33%                1.00
     APR          8.33%                1.00
     MAY          8.33%                1.00
     JUN          8.33%                1.00
     JUL          8.33%                1.00
     AUG          8.33%                1.00
     SEP          8.33%                1.00
     OCT          8.33%                1.00

    NOV           8.33%                1.00
    DEC           8.33%                1.00
                 -------            -------
    TOTALS       100.00%              12.00

    GLOBAL  RECOVERIES
    ------------------

    Industrial Gross  , REFERRED TO AS INGR
    PRO RATA SHARE RECOVERY OF EXPENSE GRSS
    PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
    CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
    WITH NO CAP
    AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

    TENANT PROLOGUE
    ---------------

    MINIMUM RENTS:
    SPECIFIED AMOUNTS INTERPRETED AS AMOUNTS/SQUARE FOOT/YEAR
    MARKET RATES INTERPRETED AS AMOUNTS/SQUARE FOOT/YEAR

    SALES VOLUMES AND BREAKPOINTS:
    SPECIFIED AMOUNTS INTERPRETED AS AMOUNTS/YEAR
    MARKET RATES INTERPRETED AS AMOUNTS/SQUARE FOOT/YEAR

    RENEWAL RENTS ARE COMPOUNDED ANNUALLY
    RELETTING DOWNTIME AND EXPENSES ARE NOT CONDITIONAL ON GOING TO MARKET

    REFERENCE TENANTS
    -----------------

    THERE ARE A TOTAL OF 1 REFERENCE TENANT(S):

    ----------------------------------------------------------------------------

    # 1 - reference3
    BASE LEASE DATES:     1/1996 TO 12/2005
    TYPE OF TENANT:       OFFICE
    SQUARE FOOTAGE:            1
    NOT SUBJECT TO VACANCY ALLOWANCE

    MINIMUM RENT:
    INITIAL RENT -      0.00/SF/YR

    RECOVERIES: NONE

    COMMISSIONS: NONE

    ALTERATIONS: NONE

    SPECULATIVE RENEWALS:

            LENGTH      VACANT    SQ FT    MONTHS OF
    TERM YEARS.MONTHS   MONTHS   INCREASE  FREE RENT  COMMISSIONS ALTERATIONS
    ---- ------------   -------  --------  ---------  ----------- -----------
     1       7.00          4       NONE      NONE         YES         YES
     2       7.00          4       NONE      NONE         YES         YES

    RENEWAL MINIMUM RENT:
    MARKET RATE MKT1 MULTIPLIED BY 1.000
    INCREASING AT GROWTH RATE 3%  PER YEAR DURING EACH RENEWAL TERM

    RENEWAL RECOVERIES:

    TAX & INSURANCE
    PRO RATA SHARE RECOVERY OF EXPENSE TX&I
    PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
    CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
    WITH NO CAP
    AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

    RENEWAL COMMISSIONS: GROWTH RATE COMB
    RENEWAL PAYOUT:      CASHED OUT

    RENEWAL ALTERATIONS: MARKET RATE TIWA
    RENEWAL PAYOUT:      CASHED OUT

   TENANTS
   -------

   THERE ARE A TOTAL OF 9 LEASEHOLD TENANT(S):

   -----------------------------------------------------------------------------

   #  1 - RF&P
   BASE LEASE DATES:      1/1998 TO 12/2004
   TYPE OF TENANT:        OFFICE
   SQUARE FOOTAGE:        2,133
   SUBJECT TO VACANCY ALLOWANCE

   MINIMUM RENT:
   1999 VALUE - MARKET RATE MKT1
   THEREAFTER - GROWING AT GROWTH RATE 3%

   RECOVERIES:

   TAX & INSURANCE
   PRO RATA SHARE RECOVERY OF EXPENSE TX&I
   PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
   CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
   WITH NO CAP
   AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

   COMMISSIONS:     GROWTH RATE COMN
   PAYOUT:          CASHED OUT

   ALTERATIONS:     MARKET RATE TINW
   PAYOUT:          CASHED OUT

   SPECULATIVE RENEWALS:

            LENGTH      VACANT    SQ FT    MONTHS OF
    TERM YEARS.MONTHS   MONTHS   INCREASE  FREE RENT  COMMISSIONS ALTERATIONS
    ---- ------------   -------  --------  ---------  ----------- -----------
     1       7.00          4       NONE      NONE         YES         YES
     2       7.00          4       NONE      NONE         YES         YES

   RENEWAL MINIMUM RENT:
   MARKET RATE MKT1 MULTIPLIED BY 1.000
   INCREASING AT GROWTH RATE 3%  PER YEAR DURING EACH RENEWAL TERM

   RENEWAL RECOVERIES:

   TAX & INSURANCE
   PRO RATA SHARE RECOVERY OF EXPENSE TX&I
   PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
   CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
   WITH NO CAP
   AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

   RENEWAL COMMISSIONS: GROWTH RATE COMB

    RENEWAL PAYOUT:          CASHED OUT

    RENEWAL ALTERATIONS:     MARKET RATE TIWA
    RENEWAL PAYOUT:          CASHED OUT

    ----------------------------------------------------------------------------

    #  2 - REFACE
    BASE LEASE DATES:        5/1996 TO 4/2001
    TYPE OF TENANT:          OFFICE
    SQUARE FOOTAGE:           2,134
    SUBECT TO VACANCY ALLOWANCE

    MINIMUM RENT:
    1998 VALUE -      6.75/SF/YR
    THEREAFTER - GROWING AT 4.00%

    RECOVERIES:

    TAX & INSURANCE
    PR0 RATA SHARE RECOVERY OF EXPENSE TX&I
    PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
    CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
    WITH NO CAP
    AND A BASE AMOUNT OF 11,424

    COMMISSIONS: NONE

    ALTERATIONS: NONE

    SPECULATIVE RENEWALS:

            LENGTH      VACANT    SQ FT    MONTHS OF
    TERM YEARS.MONTHS   MONTHS   INCREASE  FREE RENT  COMMISSIONS ALTERATIONS
    ---- ------------   -------  --------  ---------  ----------- -----------
     1       7.00          4       NONE      NONE         YES         YES
     2       7.00          4       NONE      NONE         YES         YES

    RENEWAL MINIMUM RENT:
    MARKET RATE MKT1 MULTIPLIED BY 1.000
    INCREASING AT GROWTH RATE 3%  PER YEAR DURING EACH RENEWAL TERM

    RENEWAL RECOVERIES:

    TAX & INSURANCE
    PRO RATA SHARE RECOVERY OF EXPENSE TX&I
    PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
    CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
    WITH NO CAP
    AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

    RENEWAL COMMISSIONS:     GROWTH RATE COMB
    RENEWAL PAYOUT:          CASHED OUT

    RENEWAL ALTERATIONS:     MARKET RATE TIWA
    RENEWAL PAYOUT:          CASHED OUT

    ----------------------------------------------------------------------------

    #  3 - KARATEC
    BASE LEASE DATES:        8/1991 TO 11/2001
    TYPE OF TENANT:          OFFICE
    SQUARE FOOTAGE:           2,089
    SUBJECT TO VACANCY ALLOWANCE

    MINIMUM RENT:
    1998 - 9.41/SF/YR
    THEREAFTER - GROWING AT 4.00%

    RECOVERIES:

    TAX & INSURANCE
    PRO RATA SHARE RECOVERY OF EXPENSE TX&I
    PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
    CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
    WITH NO CAP
    AND A BASE AMOUNT OF 12,320

    COMMISSIONS: NONE

    ALTERATIONS: NONE

    SPECULATIVE RENEWALS:

            LENGTH      VACANT    SQ FT    MONTHS OF
    TERM YEARS.MONTHS   MONTHS   INCREASE  FREE RENT  COMMISSIONS ALTERATIONS
    ---- ------------   -------  --------  ---------  ----------- -----------
     1       7.00          4       NONE      NONE         YES         YES
     2       7.00          4       NONE      NONE         YES         YES

    RENEWAL MINIMUM RENT:
    MARKET RATE MKT1 MULTIPLIED BY 1.000
    INCREASING AT GROWTH RATE 3%  PER YEAR DURING EACH RENEWAL TERM

    RENEWAL RECOVERIES:

    TAX & INSURANCE
    PRO RATA SHARE RECOVERY OF EXPENSE TX&I
    PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
    CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
    WITH NO CAP
    AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

    RENEWAL COMMISSIONS:    GROWTH RATE COMB
    RENEWAL PAYOUT:         CASHED OUT

    RENEWAL ALTERATIONS:    MARKET RATE TIWA
    RENEWAL PAYOUT:         CASHED OUT

    ----------------------------------------------------------------------------

    #  4 - Margaret Farinhold
    BASE LEASE DATES:       10/1994 TO 9/1999
    TYPE OF TENANT:         OFFICE
    SQUARE FOOTAGE:          1,620
    SUBJECT TO VACANCY ALLOWANCE

    MINIMUM RENT:
    1998 VALUE -     6.76/SF/YR
    THEREAFTER - GROWING AT 4.00%

    RECOVERIES:

    TAX & INSURANCE
    PRO RATA SHARE RECOVERY OF EXPENSE TX&I
    PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
    CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
    WITH NO CAP
    AND A BASE AMOUNT OF  11,511

    COMMISSIONS: NONE

    ALTERATIONS: NONE

    SPECULATIVE RENEWALS:

            LENGTH      VACANT    SQ FT    MONTHS OF
    TERM YEARS.MONTHS   MONTHS   INCREASE  FREE RENT  COMMISSIONS ALTERATIONS
    ---- ------------   -------  --------  ---------  ----------- -----------
     1       7.00          4       NONE      NONE         YES         YES
     2       7.00          4       NONE      NONE         YES         YES
     3       7.00          4       NONE      NONE         YES         YES

    RENEWAL MINIMUM RENT:
    MARKET RATE MKTI MULTIPLIED BY 1.000
    INCREASING AT GROWTH RATE 3%  PER YEAR DURING EACH RENEWAL TERM

    RENEWAL RECOVERIES:

    TAX & INSURANCE
    PRO RATA SHARE RECOVERY OF EXPENSE TX&I
    PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
    CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
    WITH NO CAP
    AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

    RENEWAL COMMISSIONS:  GROWTH RATE COMB
    RENEWAL PAYOUT:       CASHED OUT

    RENEWAL ALTERATIONS:  MARKET RATE TIWA
    RENEWAL PAYOUT:       CASHED OUT

    ----------------------------------------------------------------------------

    #  5 - JOYNER'S MECHANICA
    BASE LEASE DATES:       2/1996 TO 1/2001
    TYPE OF TENANT:         OFFICE
    SQUARE FOOTAGE:          1,580
    SUBJECT TO VACANCY ALLOWANCE

    MINIMUM RENT:
    1998 VALUE -     7.23/SF/YR
    THEREAFTER - GROWING AT 4.00%

    RECOVERIES:

    TAX & INSURANCE
    PRO RATA SHARE RECOVERY OF EXPENSE TX&I
    PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
    CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
    WITH NO CAP
    AND A BASE AMOUNT OF  11,424

    COMMISSIONS: NONE

    ALTERATIONS: NONE

    SPECULATIVE RENEWALS:

            LENGTH      VACANT    SQ FT    MONTHS OF
    TERM YEARS.MONTHS   MONTHS   INCREASE  FREE RENT  COMMISSIONS ALTERATIONS
    ---- ------------   -------  --------  ---------  ----------- -----------
     1       7.00          4       NONE      NONE         YES         YES
     2       7.00          4       NONE      NONE         YES         YES

    RENEWAL MINIMUM RENT:
    MARKET RATE MKT1 MULTIPLIED BY 1.000
    INCREASING AT GROWTH RATE 3%  PER YEAR DURING EACH RENEWAL TERM

    RENEWAL RECOVERIES:

    TAX & INSURANCE
    PRO RATA SHARE RECOVERY OF EXPENSE TX&I
    PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA

    CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
    WITH NO CAP
    AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

    RENEWAL COMMISSIONS:    GROWTH RATE COMB
    RENEWAL PAYOUT:         CASHED OUT

    RENEWAL ALTERATIONS:    MARKET RATE TIWA
    RENEWAL PAYOUT:         CASHED OUT

    ----------------------------------------------------------------------------

    #  6 - FIRST IMAGE MGMT
    BASE LEASE DATES:       11/1989 TO 1/1998
    TYPE OF TENANT:          OFFICE
    SQUARE FOOTAGE:           8,457
    SUBJECT TO VACANCY ALLOWANCE

    MINIMUM RENT:
    1998 VALUE -      9.09/SF/YR
    THEREAFTER - GROWING AT 0.00%

    RECOVERIES:

    TAX & INSURANCE
    PRO RATA SHARE RECOVERY OF EXPENSE TX&I
    PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
    CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
    WITH NO CAP
    AND A BASE AMOUNT OF  9,968

    COMMISSIONS: NONE

    ALTERATIONS: NONE

    SPECULATIVE RENEWALS:


            LENGTH      VACANT    SQ FT    MONTHS OF
    TERM YEARS.MONTHS   MONTHS   INCREASE  FREE RENT  COMMISSIONS ALTERATIONS
    ---- ------------   -------  --------  ---------  ----------- -----------
     1       7.00          4       NONE      NONE         YES         YES
     2       7.00          4       NONE      NONE         YES         YES
     3       7.00          4       NONE      NONE         YES         YES

    RENEWAL MINIMUM RENT:
    MARKET RATE MKT1 MULTIPLIED BY 1.000
    INCREASING AT GROWTH RATE 3%  PER YEAR DURING EACH RENEWAL TERM

    RENEWAL RECOVERIES:

    TAX & INSURANCE
    PRO RATA SHARE RECOVERY OF EXPENSE TX&I
    PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
    CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
    WITH NO CAP
    AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

    RENEWAL COMMISSIONS:    GROWTH RATE COMB
    RENEWAL PAY OUT         CASHED OUT

    RENEWAL ALTERATIONS:    MARKET RATE TIWA
    RENEWAL PAYOUT:         CASHED OUT

    ----------------------------------------------------------------------------

    #  7 - BUSINESS EQUIP
    BASE LEASE DATES:        7/1996 TO 7/2001
    TYPE OF TENANT:          OFFICE

   SQUARE FOOTAGE:           4,178
   SUBJECT TO VACANCY ALLOWANCE

   MINIMUM RENT:
   1998 VALUE -       6.55/SF/YR
   THEREAFTER - GROWING AT 4.00%

   RECOVERIES:

   TAX & INSURANCE
   PRO RATA SHARE RECOVERY OF EXPENSE TX&I
   PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
   CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
   WITH NO CAP
   AND A BASE AMOUNT OF  11,424

   COMMISSIONS: NONE

   ALTERATIONS: NONE

   SPECULATIVE RENEWALS:

            LENGTH      VACANT    SQ FT    MONTHS OF
    TERM YEARS.MONTHS   MONTHS   INCREASE  FREE RENT  COMMISSIONS ALTERATIONS
    ---- ------------   -------  --------  ---------  ----------- -----------
     1       7.00          4       NONE      NONE         YES         YES
     2       7.00          4       NONE      NONE         YES         YES

   RENEWAL MINIMUM RENT:
   MARKET RATE MKT1 MULTIPLIED BY 1.000
   INCREASING AT GROWTH RATE 3%  PER YEAR DURING EACH RENEWAL TERM

   RENEWAL RECOVERIES:

   TAX & INSURANCE
   PRO RATA SHARE RECOVERY OF EXPENSE TX&I
   PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
   CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
   WITH NO CAP
   AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

   RENEWAL COMMISSIONS:     GROWTH RATE COMB
   RENEWAL PAYOUT:          CASHED OUT

   RENEWAL ALTERATIONS:     MARKET RATE TIWA
   RENEWAL PAYOUT:          CASHED OUT

   -----------------------------------------------------------------------------

   #  8 - A&J TELEPHONE
   BASE LEASE DATES:         1/1995 TO 1/2003
   TYPE OF TENANT:           OFFICE
   SQUARE FOOTAGE:            6,452
   SUBJECT TO VACANCY ALLOWANCE

   MINIMUM RENT:
   1998 VALUE         9.00/SF/YR
   THEREAFTER GROWING AT 4.00%

   RECOVERIES:

   TAX & INSURANCE
   PRO RATA SHARE RECOVERY OF EXPENSE TX&I
   PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
   CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
   WITH NO CAP
   AND A BASE AMOUNT OF  11,511

    COMMISSIONS: NONE

    ALTERATIONS: NONE

    SPECULATIVE RENEWALS:

            LENGTH      VACANT    SQ FT    MONTHS OF
    TERM YEARS.MONTHS   MONTHS   INCREASE  FREE RENT  COMMISSIONS ALTERATIONS
    ---- ------------   -------  --------  ---------  ----------- -----------
     1       7.00          4       NONE      NONE         YES         YES
     2       7.00          4       NONE      NONE         YES         YES

    RENEWAL MINIMUM RENT:
    MARKET RATE MKTI MULTIPLIED BY 1.000
    INCREASING AT GROWTH RATE 3%  PER YEAR DURING EACH RENEWAL TERM

    RENEWAL RECOVERIES:

    TAX & INSURANCE
    PRO RATA SHARE RECOVERY OF EXPENSE TX&I
    PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
    CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
    WITH NO CAP
    AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

    RENEWAL COMMISSIONS:     GROWTH RATE COMB
    RENEWAL PAYOUT:          CASHED OUT

    RENEWAL ALTERATIONS:     MARKET RATE TIWA
    RENEWAL PAYOUT:          CASHED OUT

    ----------------------------------------------------------------------------

    # 9 - Vacant
    BASE LEASE DATES:          1/1998 TO 12/2004
    TYPE OF TENANT:            OFFICE
    SQUARE FOOTAGE:            1,620
    SUBJECT TO VACANCY ALLOWANCE

    MINIMUM RENT:
    1999 VALUE - MARKET RATE MKT1
    THEREAFTER - GROWING AT GROWTH RATE 3%

    RECOVERIES:

    TAX & INSURANCE
    PRO RATA SHARE RECOVERY OF EXPENSE TX&I
    PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
    CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
    WITH NO CAP
    AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

    COMMISSIONS:    GROWTH RATE COMN
    PAYOUT:         CASHED OUT

    ALTERATIONS:    MARKET RATE TINW
    PAYOUT:         CASHED OUT

    SPECULATIVE RENEWALS:

            LENGTH      VACANT    SQ FT    MONTHS OF
    TERM YEARS.MONTHS   MONTHS   INCREASE  FREE RENT  COMMISSIONS ALTERATIONS
    ---- ------------   -------  --------  ---------  ----------- -----------
     1       7.00          4       NONE      NONE         YES         YES
     2       7.00          4       NONE      NONE         YES         YES

    RENEWAL MINIMUM RENT:
    MARKET RATE MKTI MULTIPLIED BY 1.000

   INCREASING AT GROWTH RATE 3%  PER YEAR DURING EACH RENEWAL TERM

   RENEWAL RECOVERIES:

   TAX & INSURANCE
   PRO RATA SHARE RECOVERY OF EXPENSE TX&I
   PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
   CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
   WITH NO CAP
   AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

   RENEWAL COMMISSIONS:  GROWTH RATE COMB
   RENEWAL PAYOUT:       CASHED OUT

   RENEWAL ALTERATIONS:  MARKET RATE TIWA
   RENEWAL PAYOUT:       CASHED OUT

                                                                         Addenda
================================================================================

                                    Dabney X
                           Operating Expense Statement
                         Pro-Ject Lease Abstract Report
                           Pro-Ject Assumptions Report

                        Historical Operating Statements

                                    Dabney X

Building NRA                  85,844 SF

                              1994 Actual              1995 Actual           1996 Actual           1997 Budget
                          ------------------     -------------------    ------------------     -------------------
Item                        Amount    Per SF       Amount     Per SF      Amount    Per SF       Amount     Per SF
--------------------------------------------------------------------    ------------------     -------------------

INCOME
  Gross Income            $ 379,459   $ 4.42     $ 545,134    $ 6.35    $ 560,832  $  6.53     $ 599,601   $  6.98
  Reimbursements                  0     0.00             0      0.00       13,203     0.15         7,596      0.09
                          ------------------     -------------------    ------------------     -------------------
  Total Income            $ 379,459   $ 4.42     $ 545,134    $ 6.35    $ 574,035  $  6.69     $ 607,197   $  7.07
                          ------------------     -------------------    ------------------     -------------------

EXPENSES
  Real Estate Taxes       $  32,312   $ 0.38     $  33,598    $ 0.39    $  32,913  $  0.38     $  33,598   $  0.39
  Operating Expense          34,636     0.40        45,004      0.52       49,128     0.57        49,706      0.58
  General & Administrative   45,242     0.53        28,453      0.33       22,992     0.27        30,172      0.35
  Management Fee                  0     0.00         4,625      0.05        8,214     0.10        17,983      0.21
                          ------------------     -------------------    ------------------     -------------------
  Total Expenses          $ 112,189   $ 1.31     $ 111,681    $ 1.30    $ 113,247  $  1.32     $ 131,459   $  1.53
                          ------------------     -------------------    ------------------     -------------------

NET OPERATING INCOME      $ 267,270   $ 3.11     $ 433,453    $ 5.05    $ 460,788  $  5.37     $ 475,738   $  5.54
                          ==================     ===================    ==================     ===================
------------------------------------------------------------------------------------------------------------------

                                                              DABNEY 10
                                                      PROJECT DESIGNATOR: DABO
                                                      REVISION: 6/11/97 @ 13:58
                                                        LEASE ABSTRACT REPORT
                                                           FOR ALL TENANTS
                                                           6/11/97 @ 13:58


               PRIMARY/                                        ANNUAL                                                      % OF RENT
              SECONDARY SQUARE  LEASE LEASE OPTION  MINIMUM    MINIMUM OVERAGE CEILING BREAKPOINT                 PRO RATA   SUBJ
  TENANT        CODES    FEET   BEGIN  END  #/MOS   RENT/SF     RENT      %    (000'S)  (000'S)    RECOVERIES    SHARE BASE TO CPI
------------- --------- ------- ----- ----- ----- -----------  ------- ------- ------- --------- --------------- ---------- -------
#  1               -    30,000   8/93 10/03   -          5.49   164,700   -       -       -      TAX & INSURANCE   34,293
ENVIRONMENTAL TECH -                               11/97 5.65   169,641
                                                   11/98 5.82   174,730
                                                   11/99 6.00   179,972
                                                   11/00 6.18   185,371
                                                   11/01 6.36   190,932
                                                   11/02 6.56   196,660

#  2               -    11,300   3/96  3/01   -          6.83    77,179   -       -       -      TAX & INSURANCE   41,497
Micro View                                          4/98 7.03    79,494
                                                    4/99 7.25    81,879
                                                    4/00 7.46    84,336

#  3               -     9,714   2/92  1/99   -          7.18    69,747   -       -       -      TAX & INSURANCE    34,293
CMS Automation     -                                2/98 7.32    71,141

#  4               -     8,400   4/91  8/99   -          8.10    68,040   -       -       -      TAX & INSURANCE    31,852
Contract Specifix  -                                9/97 8.42    70,694
                                                    9/98 8.74    73,451

#  5               -     7,210   3/93  2/98   -          4.10    29,561   -       -       -      TAX & INSURANCE    34,293
L. Fishman & Son   -

#  6               -     7,200   3/93  1/99   -          6.22    44,784   -       -       -      TAX & INSURANCE    34,293
CMS Automation     -                                2/98 6.34    45,680

#  7               -     4,200   6/94  8/99   -          8.10    34,020   -       -       -      TAX & INSURANCE    31,852
Contract Specifix  -                                9/97 8.44    35,449
                                                    9/98 8.79    36,938

#  8               -     3,015  11/92 10/97   -          7.36    22,190   -       -       -      TAX & INSURANCE    31,852
Interbake Foods    -

#  9               -     2,400   3/94  9/97   -          6.75    16,200   -       -       -      TAX & INSURANCE    40,895
Atlantic Office    -

# 10               -     2,405   9/97  8/02   -          7.30    17,557   -       -       -      TAX & INSURANCE    49,935
Vacant out for sig -                                9/98 7.52    18,083
                                                    9/99 7.74    18,626
                                                    9/00 7.98    19,184
                                                    9/01 8.22    19,760
                          ------
                          85,844
                          ======

                                    DABNEY 10
                            PROJECT DESIGNATOR: DABO
                            REVISION: 6/17/97 @ 14:06
                           PROJECT ASSUMPTIONS REPORT
                              INCLUDING ALL TENANTS
                                 6/17/97 @ 23:24

BUILDING PROLOGUE
-----------------

LEASEHOLD ANALYSIS OF DABNEY 10 BEGINNING 7/1997
FOR 18 YEARS ON A FISCAL YEAR BASIS

AREA MEASURES
-------------

NRA
1997 VALUE  -     85,844
THEREAFTER  - CONSTANT

CCCA
1997 VALUE  -     83,138
1998 VALUE  -     82,738
1999 VALUE  -     76,006
2000 VALUE  -     85,844
2001 VALUE  -     82,077
2002 VALUE  -     85,042
2003 VALUE  -     80,844
2004 VALUE  -     80,844
2005 VALUE  -     81,636
2006 VALUE  -     80,206
2007 VALUE  -     81,644
2008 VALUE  -     82,077
2009 VALUE  -     85,844
2010 VALUE  -     85,042
2011 VALUE  -     75,844
2012 VALUE  -     82,837
2013 VALUE  -     80,414
2014 VALUE  -     80,235
THEREAFTER  - CONSTANT

GROWTH RATES
------------

INC1
1997 VALUE  -       1.50
1998 VALUE  -       3.00
THEREAFTER  - CONSTANT

EXP1
1997 VALUE  -       1.75
1998 VALUE  -       3.50
THEREAFTER  - CONSTANT

3%
1997 VALUE  -       3.00
THEREAFTER  - CONSTANT

4%
1997 VALUE  -       4.00
THEREAFTER  - CONSTANT

CPI
1997 VALUE  -       1.75
1998 VALUE  -       3.50
THEREAFTER  - CONSTANT

COMN

1997 VALUE -         6.00
THEREAFTER - CONSTANT

COMR
1997 VALUE -         2.00
THEREAFTER - CONSTANT

COMB
+3O.O% OF COMN +70.O% OF COMR

MARKET RATES
------------

MKT1
1997 VALUE -         7.30
THEREAFTER - GROWING AT GROWTH RATE INC1

TIRN
1997 VALUE -         0.50
THEREAFTER - GROWING AT GROWTH RATE EXP1

TINW
1997 VALUE -         2.00
THEREAFTER - GROWING AT GROWTH RATE EXP1

TIWA
+70.0% OF TIRN +30.0% OF TINW

RESR
1997 VALUE-          0.20
THEREAFTER - GROWING AT GROWTH RATE EXP1

INSE
1997 VALUE -         0.10
THEREAFTER - GROWING AT GROWTH RATE EXP1

MISCELLANEOUS INCOMES
---------------------

NONE

EXPENSES

TAXES             , REFERRED TO AS TAX
CHARGED AGAINST NET OPERATING INCOME
1997 VALUE -      40,490
THEREAFTER - GROWING AT GROWTH RATE EXP1

OPERATING EXPENSES, REFERRED TO AS OPEX
CHARGED AGAINST NET OPERATING INCOME
1997 VALUE -      50,000
THEREAFTER - GROWING AT GROWTH RATE EXP1

G&A EXPENSES      , REFERRED TO AS G&A
CHARGED AGAINST NET OPERATING INCOME
1997 VALUE -        30,000
THEREAFTER - GROWING AT GROWTH RATE EXP1

MANAGEMENT FEES   , REFERRED TO AS MGMT
CHARGED AGAINST NET OPERATING INCOME
  3.00% OF EFFECTIVE GROSS INCOME

Industrial Gross , REFERRED TO AS GRSS
AN INFORMATIONAL EXPENSE

+100.0% OF TAX         +2.0% OF OPEX

INSURANCE                , REFERRED TO AS INSE
AN INFORMATIONAL EXPENSE
MARKET RATE INSE MULTIPLIED BY AREA MEASURE NRA

TAX & INSURANCE          , REFERRED TO AS TX&I
AN INFORMATIONAL EXPENSE
+100.0% OF TAX +100.0% OF INSE

VACANCY ALLOWANCE
-----------------

PERCENTAGE OF POTENTIAL GROSS INCOME
FOR ALL TENANTS SUBJECT TO VACANCY
1997 VALUE -             2.00
THEREAFTER - CONSTANT

MANAGEMENT FEE
--------------

NONE

COMMISSION CALCULATIONS
-----------------------

STANDARD METHOD #1 - 0.000% OF TOTAL RENT

STANDARD METHOD #2 - 0.000% OF TOTAL RENT

STANDARD METHOD #3 - 0.000% OF TOTAL RENT

STANDARD METHOD #4 - 0.000% OF TOTAL RENT

STANDARD METHOD #5 - 0.000% OF TOTAL RENT


COMMISSION PAYOUTS
------------------

STANDARD METHOD #1 - CASHED OUT

STANDARD METHOD #2 - AMORTIZED OVER LIFE OF LEASE

STANDARD METHOD #3 - CASHED OUT

STANDARD METHOD #4 - CASHED OUT

STANDARD METHOD #5 - CASHED OUT


ALTERATION CALCULATION
----------------------

1997 VALUE -             0.00
1998 VALUE -             0.00
1999 VALUE -             0.00
2000 VALUE -             0.00
2001 VALUE -             0.00
2002 VALUE -             0.00
2003 VALUE -             0.00
2004 VALUE -             0.00
2005 VALUE -             0.00
2006 VALUE -             0.00
2007 VALUE -             0.00

2008 VALUE  -            0.00
2009 VALUE  -            0.00
2010 VALUE  -            0.00
2011 VALUE  -            0.00
THEREAFTER  - CONSTANT

ALTERATION  PAYOUTS
-------------------

STANDARD METHOD #1 - CASHED OUT

STANDARD METHOD #2 - CASHED OUT

STANDARD METHOD #3 - CASHED OUT

STANDARD METHOD #4 - CASHED OUT

STANDARD METHOD #5 - CASHED OUT

COMMON AREA MAINTENANCE POOL
----------------------------

NONE

CAPITAL EXPENDITURES
--------------------

RESERVES
MARKET RATE RESR MULTIPLIED BY AREA MEASURE NRA

PRIMARY CLASSIFICATION CODES
----------------------------

NONE

SECONDARY CLASSIFICATION CODES
------------------------------

NONE

COST CENTERS
------------

NONE

SALES VOLUME PROFILE
--------------------

           PERCENT OF       RELATIVE
MONTH     ANNUAL SALES       VOLUME
-----     ------------      --------
JAN           8.33%            1.00
FEB           8.33%            1.00
MAR           8.33%            1.00
APR           8.33%            1.00
MAY           8.33%            1.00
JUN           8.33%            1.00
JUL           8.33%            1.00
AUG           8.33%            1.00
SEP           8.33%            1.00
OCT           8.33%            1.00

NOV           8.33%            1.00
DEC           8.33%            1.00
           -------          -------
TOTALS     100.00%            12.00

GLOBAL  RECOVERIES
------------------

Industrial Gross , REFERRED TO AS INGR
PRO RATA SHARE RECOVERY OF EXPENSE GRSS
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

TENANT PROLOGUE
---------------

MINIMUM RENTS:
SPECIFIED AMOUNTS INTERPRETED AS AMOUNTS/SQUARE FOOT/YEAR
MARKET RATES INTERPRETED AS AMOUNTS/SQUARE FOOT/YEAR

SALES VOLUMES AND BREAKPOINTS:
SPECIFIED AMOUNTS INTERPRETED AS AMOUNTS/YEAR
MARKET RATES INTERPRETED AS AMOUNTS/SQUARE FOOT/YEAR

RENEWAL RENTS ARE COMPOUNDED ANNUALLY
RELETTING DOWNTIME AND EXPENSES ARE NOT CONDITIONAL ON GOING TO MARKET

REFERENCE TENANTS
-----------------

THERE: ARE A TOTAL OF 1 REFERENCE TENANT(S):
-----------------------------------------------------------------------------

# 1 - reference3
BASE LEASE DATES:     1/1996 TO 12/2005
TYPE OF TENANT:       OFFICE
SQUARE FOOTAGE:            1
NOT SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT -    0.00/SF/YR

RECOVERIES: NONE

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

        LENGTH       VACANT    SQ FT    MONTHS OF
TERM  YEARS.MONTHS   MONTHS  INCREASE   FREE RENT   COMMISSIONS   ALTERATIONS
----  ------------   ------  --------   ---------   -----------   -----------
 1        7.00          4       NONE        NONE         YES          YES
 2        7.00          4       NONE        NONE         YES          YES

RENEWAL MINIMUM RENT:
MARKET RATE MKT1 MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE 3% PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

TAX & INSURANCE
PRO RATA SHARE RECOVERY OF EXPENSE TX&I
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS: GROWTH RATE COMB
RENEWAL PAYOUT:      CASHED OUT

RENEWAL ALTERATIONS: MARKET RATE TIWA
RENEWAL PAYOUT:      CASHED OUT

TENANTS
-------

THERE ARE A TOTAL OF 10 LEASEHOLD TENANT(S):
------------------------------------------------------------------------------

# 1 - ENVIRONMENTAL TECH
BASE LEASE DATES:         8/1993 TO 10/2003
TYPE OF TENANT:           OFFICE
SQUARE FOOTAGE:           30,000
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
1998 VALUE -      5.49/SF/YR
THEREAFTER - GROWING AT GROWTH RATE 3%

RECOVERIES:

TAX & INSURANCE
PRO RATA SHARE RECOVERY OF EXPENSE TX&I
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE AMOUNT OF 34,293

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

        LENGTH       VACANT    SQ FT    MONTHS OF
TERM  YEARS.MONTHS   MONTHS  INCREASE   FREE RENT   COMMISSIONS   ALTERATIONS
----  ------------   ------  --------   ---------   -----------   -----------
 1        7.00          4      NONE        NONE          YES           YES
 2        7.00          4      NONE        NONE          YES           YES

RENEWAL MINIMUM RENT:
MARKET RATE MKT1 MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE 3% PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

TAX & INSURANCE
PRO RATA SHARE RECOVERY OF EXPENSE TX&I
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL, COMMISSIONS: GROWTH RATE COMB
RENEWAL PAYOUT:       CASHED OUT

RENEWAL ALTERATIONS: MARKET RATE TIWA
RENEWAL PAYOUT:      CASHED OUT

-------------------------------------------------------------------------------

# 2 - Micro View
BASE LEASE DATES:         3/1996 TO 3/2001
TYPE OF TENANT:           OFFICE
SQUARE FOOTAGE:           11,300
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
1998 VALUE -      6.83/SF/YR
THEREAFTER - GROWING AT 3.00%

RECOVERIES:

TAX & INSURANCE
PRO RATA SHARE RECOVERY OF EXPENSE TX&I
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE AMOUNT OF 41,497

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

        LENGTH       VACANT    SQ FT    MONTHS OF
TERM  YEARS.MONTHS   MONTHS  INCREASE   FREE RENT   COMMISSIONS   ALTERATIONS
----  ------------   ------  --------   ---------   -----------   -----------
 1        7.00           4      NONE       NONE          YES          YES
 2        7.00           4      NONE       NONE          YES          YES

RENEWAL MINIMUM RENT:
MARKET RATE MKT1 MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE 3% PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

TAX & INSURANCE
PRO RATA SHARE RECOVERY OF EXPENSE TX&I
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS: GROWTH RATE COMB
RENEWAL PAYOUT:      CASHED OUT

RENEWAL ALTERATIONS: MARKET RATE TIWA
RENEWAL PAYOUT:      CASHED OUT

-------------------------------------------------------------------------------

#  3 - CMS Automation
BASE LEASE DATES:         2/1992 TO 1/1999
TYPE OF TENANT:           OFFICE
SQUARE FOOTAGE:           9,714
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
1998 VALUE -      7.18/SF/YR
THEREAFTER - GROWING AT 2.00%

RECOVERIES:

TAX & INSURANCE
PRO RATA SHARE RECOVERY OF EXPENSE TX&I
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE AMOUNT OF 34,293

C0MMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

        LENGTH       VACANT    SQ FT    MONTHS OF
TERM  YEARS.MONTHS   MONTHS  INCREASE   FREE RENT   COMMISSIONS   ALTERATIONS
----  ------------   ------  --------   ---------   -----------   -----------
 1       7.00          4       NONE        NONE         YES            YES
 2       7.00          4       NONE        NONE         YES            YES
 3       7.00          4       NONE        NONE         YES            YES

RENEWAL MINIMUM RENT:
MARKET RATE MKT1 MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE 3% PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

TAX & INSURANCE
PRO RATA SHARE RECOVERY OF EXPENSE TX&I
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:    GROWTH RATE COMB
RENEWAL PAYOUT:         CASHED OUT

RENEWAL ALTERATIONS:    MARKET RATE TIWA
RENEWAL PAYOUT:         CASHED OUT

 ------------------------------------------------------------------------------

#  4 - Contract Specifix
BASE LEASE DATES:          4/1991 TO 8/1999
TYPE OF TENANT:            OFFICE
SQUARE FOOTAGE:             8,400
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
1998 VALUE -      8.10/SF/YR
THEREAFTER - GROWING AT 3.90%

RECOVERIES:

TAX & INSURANCE
PRO RATA SHARE RECOVERY OF EXPENSE TX&I
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE AMOUNT OF 31,852

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

        LENGTH       VACANT    SQ FT    MONTHS OF
TERM  YEARS.MONTHS   MONTHS  INCREASE   FREE RENT   COMMISSIONS   ALTERATIONS
----  ------------   ------  --------   ---------   -----------   -----------
  1       7.00          4      NONE       NONE         YES           YES
  2       7.00          4      NONE       NONE         YES           YES
  3       7.00          4      NONE       NONE         YES           YES

RENEWAL MINIMUM RENT:
MARKET RATE MKT1 MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE 3% PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

TAX & INSURANCE
PRO RATA SHARE RECOVERY OF EXPENSE TX&I
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:    GROWTH RATE COMB
RENEWAL PAYOUT:         CASHED OUT

RENEWAL ALTERATIONS:    MARKET RATE TIWA
RENEWAL PAYOUT:         CASHED OUT

-------------------------------------------------------------------------------

# 5 - L. Fishman & Son
BASE LEASE DATES:         3/1993 TO 2/1998
TYPE OF TENANT:           OFFICE
SQUARE FOOTAGE:            7,210
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
1996 VALUE -      4.10/SF/YR
THEREAFTER -  GROWING AT 3.00%

RECOVERIES:

TAX & INSURANCE
PRO RATA SHARE RECOVERY OF EXPENSE TX&I
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE AMOUNT OF 34,293

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

        LENGTH       VACANT    SQ FT    MONTHS OF
TERM  YEARS.MONTHS   MONTHS  INCREASE   FREE RENT   COMMISSIONS   ALTERATIONS
----  ------------   ------  --------   ---------   -----------   -----------
  1      7.00           4      NONE       NONE         YES           YES
  2      7.00           4      NONE       NONE         YES           YES
  3      7.00           4      NONE       NONE         YES           YES

RENEWAL MINIMUM RENT:
MARKET RATE MKT1 MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE 3% PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

TAX & INSURANCE
PRO RATA SHARE RECOVERY OF EXPENSE TX&I

PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS: GROWTH RATE COMB
RENEWAL PAYOUT:      CASHED OUT

RENEWAL ALTERATIONS: MARKET RATE TIWA
RENEWAL PAYOUT:      CASHED OUT

-------------------------------------------------------------------------------

# 6 - CMS Automation
BASE LEASE DATES:         3/1993 TO 1/1999
TYPE OF TENANT:           OFFICE
SQUARE FOOTAGE:           7,200
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
1998 VALUE -     6.22/SF/YR
THEREAFTER - GROWING AT 2.00%

RECOVERIES:

TAX & INSURANCE
PRO RATA SHARE RECOVERY OF EXPENSE TX&I
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE AMOUNT OF 34,293

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

        LENGTH       VACANT    SQ FT    MONTHS OF
TERM  YEARS.MONTHS   MONTHS  INCREASE   FREE RENT   COMMISSIONS   ALTERATIONS
----  ------------   ------  --------   ---------   -----------   -----------
  1       7.00          4      NONE        NONE         YES           YES
  2       7.00          4      NONE        NONE         YES           YES
  3       7.00          4      NONE        NONE         YES           YES

RENEWAL MINIMUM RENT:
MARKET RATE MKT1 MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE 3% PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

TAX & INSURANCE
PRO RATA SHARE RECOVERY OF EXPENSE TX&I
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:    GROWTH RATE COMB
RENEWAL PAYOUT:         CASHED OUT

RENEWAL ALTERATIONS:    MARKET RATE TIWA
RENEWAL PAYOUT:         CASHED OUT

-------------------------------------------------------------------------------

# 7 - Contract Specifix
BASE LEASE DATES:         6/1994 TO 8/1999

TYPE OF TENANT:           OFFICE
SQUARE FOOTAGE:             4,200
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
1998 VALUE -        8.10/SF/YR
THEREAFTER - GROWING AT 4.20%

RECOVERIES:

TAX & INSURANCE
PRO RATA SHARE RECOVERY OF EXPENSE TX&I
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE AMOUNT OF 31,852

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

        LENGTH       VACANT    SQ FT    MONTHS OF
TERM  YEARS.MONTHS   MONTHS  INCREASE   FREE RENT   COMMISSIONS   ALTERATIONS
----  ------------   ------  --------   ---------   -----------   -----------
  1       7.00          4       NONE       NONE          YES            YES
  2       7.00          4       NONE       NONE          YES            YES
  3       7.00          4       NONE       NONE          YES            YES

RENEWAL MINIMUM RENT:
MARKET RATE MKT1 MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE 3% PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

TAX & INSURANCE
PRO RATA SHARE RECOVERY OF EXPENSE TX&I
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:     GROWTH RATE COMB
RENEWAL PAYOUT:          CASHED OUT

RENEWAL ALTERATIONS:     MARKET RATE TIWA
RENEWAL PAYOUT:          CASHED OUT

-------------------------------------------------------------------------------

# 8 - Interbake Foods
BASE LEASE DATES:        11/1992 TO 10/1997
TYPE OF TENANT:           OFFICE
SQUARE FOOTAGE:             3,015
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
1998 VALUE -      7.36/SF/YR
THEREAFTER -   GROWING AT 3.00%

RECOVERIES:

TAX & INSURANCE
PRO RATA SHARE RECOVERY OF EXPENSE TX&I
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP

AND A BASE AMOUNT OF   31,852

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

        LENGTH       VACANT    SQ FT    MONTHS OF
TERM  YEARS.MONTHS   MONTHS  INCREASE   FREE RENT   COMMISSIONS   ALTERATIONS
----  ------------   ------  --------   ---------   -----------   -----------
 1       7.00           4     NONE         NONE         YES           YES
 2       7.00           4     NONE         NONE         YES           YES
 3       7.00           4     NONE         NONE         YES           YES

RENEWAL MINIMUM RENT:
MARKET RATE MKT1 MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE 3% PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

TAX & INSURANCE
PRO RATA SHARE RECOVERY OF EXPENSE TX&I
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:    GROWTH RATE COMB
RENEWAL PAYOUT:         CASHED OUT

RENEWAL ALTERATIONS:    MARKET RATE TIWA
RENEWAL PAYOUT:         CASHED OUT

-------------------------------------------------------------------------------

# 9 - Atlantic Office
BASE LEASE DATES:         3/1994 TO 9/1997
TYPE OF TENANT:           OFFICE
SQUARE FOOTAGE:           2,400
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
1998 VALUE -      6.75/SF/YR
THEREAFTER - GROWING AT GROWTH RATE 3%

RECOVERIES:

TAX & INSURANCE
PRO RATA SHARE RECOVERY OF EXPENSE TX&I
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE AMOUNT OF 40,895

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

        LENGTH       VACANT    SQ FT    MONTHS OF
TERM  YEARS.MONTHS   MONTHS  INCREASE   FREE RENT   COMMISSIONS   ALTERATIONS
----  ------------   ------  --------   ---------   -----------   -----------
 1       7.00           4     NONE        NONE         YES           YES
 2       7.00           4     NONE        NONE         YES           YES
 3       7.00           4     NONE        NONE         YES           YES

RENEWAL MINIMUM RENT:
MARKET RATE MKT1 MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE 3% PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

TAX & INSURANCE
PRO RATA SHARE RECOVERY OF EXPENSE TX&I
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:    GROWTH RATE COMB
RENEWAL PAYOUT:         CASHED OUT

RENEWAL ALTERATIONS:    MARKET RATE TIWA
RENEWAL PAYOUT:         CASHED OUT

-------------------------------------------------------------------------------

# 10 - Vacant out for sig
BASE LEASE DATES:          9/1997 TO 8/2002
TYPE OF TENANT:            OFFICE
SQUARE FOOTAGE:            2,405
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
1998 VALUE -  MARKET RATE MKT1
THEREAFTER -  GROWING AT GROWTH RATE 3%

RECOVERIES:

TAX & INSURANCE
PRO RATA SHARE RECOVERY OF EXPENSE TX&I
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

COMMISSIONS:    GROWTH RATE COMN
PAYOUT:         CASHED OUT

ALTERATIONS:    MARKET RATE TINW
PAYOUT:         CASHED OUT

SPECULATIVE RENEWALS:

        LENGTH       VACANT    SQ FT    MONTHS OF
TERM  YEARS.MONTHS   MONTHS  INCREASE   FREE RENT   COMMISSIONS   ALTERATIONS
----  ------------   ------  --------   ---------   -----------   -----------
 1        7.00          4      NONE        NONE         YES            YES
 2        7.00          4      NONE        NONE         YES            YES

RENEWAL MINIMUM RENT:
MARKET RATE MKT1 MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE 3% PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

TAX & INSURANCE
PRO RATA SHARE RECOVERY OF EXPENSE TX&I
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS: GROWTH RATE COMB

RENEWAL PAYOUT:       CASHED OUT

RENEWAL ALTERATIONS:  MARKET RATE TIWA
RENEWAL PAYOUT:       CASHED OUT

                                                                         Addenda
================================================================================

                                    Dabney XI
                           Operating Expense Statement
                         Pro-Ject Lease Abstract Report
                           Pro-Ject Assumptions Report

                         Historical Operating Statements

                                    Dabney XI

Building NRA                 45,250 SF


                                   1994 Actual               1995 Actual             1996 Actual                 1997 Budget
                             ---------------------    -----------------------  ------------------------   -------------------------
Item                          Amount          Per SF  Amount           Per SF  Amount            Per SF   Amount             Per SF
=============================================================================  ========================   =========================
INCOME
    Gross Income             $       48,615   $ 1.07  $     260,812   $ 5.76   $     274,754    $ 6.07     $       279,513   $ 6.18
    Reimbursements                        0     0.00              0     0.00           1,960      0.04               1,122     0.02
                             -----------------------  -----------------------  ------------------------    ------------------------
    Total Income             $       48,615   $ 1.07  $     260,812   $ 5.76   $     276,714    $ 6.12     $       280,635   $ 6.20
                             -----------------------  -----------------------  ------------------------    ------------------------

EXPENSES
    Real Estate Taxes        $       15,735   $ 0.35  $      18,411   $ 0.41   $       18,035   $ 0.40     $        18,410   $ 0.41
    Operating Expense                 7,537     0.17         19,916     0.44           23,276     0.51              22,661     0.50
    General & Administrative          7,133     0.16          6,526     0.14            8,617     0.19               9,304     0.21
    Management Fee                        0     0.00          2,274     0.05            4,043     0.09               8,361     0.18
                             -----------------------  -----------------------  ------------------------    ------------------------
    Total Expenses           $       30,404   $ 0.67  $      47,126   $ 1.04   $       53,971   $ 1.19     $        58,736   $ 1.30
                             -----------------------  -----------------------  ------------------------    ------------------------
NET OPERATING INCOME         $       18,211   $ 0.40  $     213,686   $ 4.72   $      222,743   $ 4.92     $       221,899   $ 4.90
                             =======================  =======================  ========================    ========================
===================================================================================================================================

Note: Low income attributed to below market occupancy in 1994. Property has since stabilized with leases expiring in 1999 and 2000.

                                    DABNEY 11
                            PROJECT DESIGNATOR: DABB
                            REVISION: 6/11/97 @ 14:14
                              LEASE ABSTRACT REPORT
                                 FOR ALL TENANTS
                                 6/11/97 - 14:15


               PRIMARY/                                        ANNUAL                                                      % OF RENT
              SECONDARY SQUARE  LEASE LEASE OPTION  MINIMUM    MINIMUM OVERAGE CEILING BREAKPOINT                 PRO RATA   SUBJ
  TENANT        CODES    FEET   BEGIN  END  #/MOS   RENT/SF     RENT      %    (000'S)  (000'S)    RECOVERIES    SHARE BASE TO CPI
------------- --------- ------- ----- ----- ----- -----------  ------- ------- ------- --------- --------------- ---------- -------
#   1              -     13,800 7/94  7/04    -         6.10     84,180   -       -       -      TAX & INSURANCE   21,461
Ademco Distributio -                               8/97 6.28     86,705
                                                   8/98 6.47     89,307
                                                   8/99 6.67     91,986
                                                   8/00 6.87     94,745
                                                   8/01 7.07     97,588
                                                   8/02 7.28    100,515
                                                   8/03 7.50    103,531

#   2              -     10,800 9/94  9/00    -         5.80     62,640   -       -       -      TAX & INSURANCE    22,936
Thulman Eastern    -                              10/97 6.03     65,146
                                                  10/98 6.27     67,751
                                                  10/99 6.52     70,461

#   3                     7,200 7/94  9/04    -         5.66     40,752   -       -       -      TAX & INSURANCE    21,461
Dal Tile                                          10/97 5.83     41,975
                                                  10/98 6.00     43,234
                                                  10/99 6.18     44,531
                                                  10/00 6.37     45,867
                                                  10/01 6.56     47,243
                                                  10/02 6.76     48,660
                                                  10/03 6.96     50,120

#   4              -      7,200 7/94  7/99    -         6.99     50,328   -       -       -      TAX & INSURANCE    21,461
Information Integr -                               8/97 7.27     52,341
                                                   8/98 7.56     54,435

#   5              -      6,250 4/94  8/99    -         5.93     37,063   -       -       -      TAX & INSURANCE    21,461
DHL Airways        -                               9/97 6.17     38,545
                                                   9/98 6.41     40,087
                        ------
                        45,250
                        ======

                                    DABNEY 11
                            PROJECT DESIGNATOR: DABB
                            REVISION: 6/17/97 @ 14:06
                           PROJECT ASSUMPTIONS REPORT
                              INCLUDING ALL TENANTS
                                 6/17/97 @ 23:24

BUILDING PROLOGUE
----------------


LEASEHOLD ANALYSIS OF DABNEY 11 BEGINNING 7/1997
FOR 18 YEARS ON A FISCAL YEAR BASIS


AREA MEASURES
-------------

NRA
1997 VALUE -          45,250
THEREAFTER -   CONSTANT

OCCA
1997 VALUE -         45,250
1998 VALUE -         45,250
1999 VALUE -         40,767
2000 VALUE -         42,550
2001 VALUE -         44,350
2002 VALUE -         45,250
2003 VALUE -         45,250
2004 VALUE -         38,850
2005 VALUE -         44,650
2006 VALUE -         44,650
2007 VALUE -         41,367
2008 VALUE -         41,650
2009 VALUE -         45,250
2010 VALUE -         45,250
2011 VALUE -         44,100
2012 VALUE -         39,400
2013 VALUE -         45,250
2014 VALUE -         40,767
THEREAFTER -   CONSTANT

GROWTH RATES
------------

INC1
1997 VALUE -           1.50
1998 VALUE -           3.00
THEREAFTER -  CONSTANT

EXP1
1997 VALUE -           1.75
1998 VALUE -           3.50
THEREAFTER -   CONSTANT

3%
1997 VALUE -           3.00
THEREAFTER -   CONSTANT

4%
1997 VALUE -           4.00
THEREAFTER -   CONSTANT

CPI
1997 VALUE -           1.75
1998 VALUE -           3.50
THEREAFTER -  CONSTANT

COMN

1997 VALUE -          6.00
THEREAFTER -   CONSTANT

COMR
1997 VALUE -          2.00
THEREAFTER -  CONSTANT

COMB
+30.0% OF COMN +70.0% OF COMR

MARKET RATES
------------

MKT1
1997 VALUE   -          7.30
THEREAFTER   - GROWING AT  GROWTH RATE INC1

TIRN
1997 VALUE   -        0.50
THEREAFTER   - GROWING AT GROWTH RATE EXP1

TINW
1997 VALUE   -        2.00
THEREAFTER   - GROWING AT GROWTH RATE EXP1

TIWA
+70.0% OF  TIRN +30.0% OF TINW

RESR
1997 VALUE   -        0.20
THEREAFTER   - GROWING AT GROWTH RATE EXP1

INSE
1997 VALUE   -        0.10
THEREAFTER   - GROWING AT GROWTH RATE EXP1

MISCELLANEOUS INCOMES
---------------------

NONE

EXPENSES
--------

TAXES              , REFERRED TO AS TAX
CHARGED AGAINST NET OPERATING INCOME
1997 VALUE -        17,648
THEREAFTER -   GROWING AT GROWTH RATE EXP1

OPERATING EXPENSES, REFERRED TO AS OPEX
CHARGED AGAINST NET OPERATING INCOME
1997 VALUE -        23,000
THEREAFTER - GROWING AT GROWTH RATE EXP1

G&A EXPENSES       , REFERRED TO AS G&A
CHARGED AGAINST NET OPERATING INCOME
1997 VALUE -        9,300
THEREAFTER - GROWING AT GROWTH RATE EXP1

MANAGEMENT FEES    , REFERRED TO AS MGMT
CHARGED AGAINST NET OPERATING INCOME
  3.00% OF EFFECTIVE GROSS INCOME

Industrial Gross , REFERRED TO AS GRSS
AN INFORMATIONAL EXPENSE

+100.0% OF TAX       +2.0% OF OPEX

INSURANCE              , REFERRED TO AS INSE
AN INFORMATIONAL EXPENSE
MARKET RATE INSE MULTIPLIED BY AREA MEASURE NRA

TAX & INSURANCE        , REFERRED TO AS TX&I
AN INFORMATIONAL EXPENSE
+100.0% OF TAX +100.0% OF INSE

VACANCY ALLOWANCE
-----------------

PERCENTAGE OF POTENTIAL GROSS INCOME
FOR ALL TENANTS SUBJECT TO VACANCY
1997 VALUE -           2.00
THEREAFTER - CONSTANT

MANAGEMENT FEE
--------------

NONE

COMMISSION CALCULATIONS
-----------------------

STANDARD METHOD #1 - 0.000% OF TOTAL RENT

STANDARD METHOD #2 - 0.000% OF TOTAL RENT

STANDARD METHOD #3 - 0.000% OF TOTAL RENT

STANDARD METHOD #4 - 0.000% OF TOTAL RENT

STANDARD METHOD #5 - 0.000% OF TOTAL RENT

COMMISSION PAYOUTS
------------------

STANDARD METHOD #1 - CASHED OUT

STANDARD METHOD #2 - AMORTIZED OVER LIFE OF LEASE

STANDARD METHOD #3 - CASHED OUT

STANDARD METHOD #4 - CASHED OUT

STANDARD METHOD #5 - CASHED OUT

ALTERATION CALCULATION
----------------------

1997 VALUE -         0.00
1998 VALUE -         0.00
1999 VALUE -         0.00
2000 VALUE -         0.00
2001 VALUE -         0.00
2002 VALUE -         0.00
2003 VALUE -         0.00
2004 VALUE -         0.00
2005 VALUE -         0.00
2006 VALUE -         0.00
2007 VALUE -         0.00

2008 VALUE -         0.00
2009 VALUE -         0.00
2010 VALUE -         0.00
2011 VALUE -         0.00
THEREAFTER - CONSTANT

ALTERATION  PAYOUTS
-------------------

STANDARD METHOD #1 - CASHED OUT

STANDARD METHOD #2 - CASHED OUT

STANDARD METHOD #3 - CASHED OUT

STANDARD METHOD #4 - CASHED OUT

STANDARD METHOD #5 - CASHED OUT

COMMON AREA MAINTENANCE POOL
----------------------------

NONE

CAPITAL EXPENDITURES
--------------------

RESERVES
MARKET RATE RESR MULTIPLIED BY AREA MEASURE NRA

PRIMARY CLASSIFICATION CODES
----------------------------

NONE

SECONDARY CLASSIFICATION CODES
------------------------------

NONE

COST CENTERS
------------

NONE

SALES VOLUME PROFILE
--------------------

            PERCENT OF           RELATIVE
M0NTH      ANNUAL SALES           VOLUME
----       ------------          --------
JAN            8.33%               1.00
FEB            8.33%               1.00
MAR            8.33%               1.00
APR            8.33%               1.00
MAY            8.33%               1.00
JUN            8.33%               1.00
JUL            8.33%               1.00
AUG            8.33%               1.00
SEP            8.33%               1.00
OCT            8.33%               1.00

NOV            8.33%               1.00
DEC            8.33%               1.00
             -------            -------
TOTALS       100.00%              12.00

GLOBAL  RECOVERIES
------------------

Industrial Gross , REFERRED TO AS INGR
PRO RATA SHARE RECOVERY OF EXPENSE GRSS
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

TENANT PROLOGUE
---------------

MINIMUM RENTS:
SPECIFIED AMOUNTS INTERPRETED AS AMOUNTS/SQUARE FOOT/YEAR
MARKET RATES INTERPRETED AS AMOUNTS/SQUARE FOOT/YEAR

SALES VOLUMES AND BREAKPOINTS:
SPECIFIED AMOUNTS INTERPRETED AS AMOUNTS/YEAR
MARKET RATES INTERPRETED AS AMOUNTS/SQUARE FOOT/YEAR

RENEWAL RENTS ARE COMPOUNDED ANNUALLY
RELETTING DOWNTIME AND EXPENSES ARE NOT CONDITIONAL ON GOING TO MARKET

REFERENCE TENANTS
-----------------

THERE ARE A TOTAL OF 1 REFERENCE TENANT(S):

------------------------------------------------------------------------------

# 1 - reference3
BASE LEASE DATES:      1/1996 TO 12/2005
TYPE OF TENANT:        OFFICE
SQUARE FOOTAGE:             1
NOT SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT -   0.00/SF/YR

RECOVERIES: NONE

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

        LENGTH       VACANT    SQ FT    MONTHS OF
TERM  YEARS.MONTHS   MONTHS  INCREASE   FREE RENT   COMMISSIONS   ALTERATIONS
----  ------------   ------  --------   ---------   -----------   -----------
 1        7.00          4      NONE       NONE         YES           YES
 2        7.00          4      NONE       NONE         YES           YES

RENEWAL MINIMUM RENT:
MARKET RATE MKT1 MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE 3% PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

TAX & INSURANCE
PRO RATA SHARE RECOVERY OF EXPENSE TX&I
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL  COMMISSIONS:    GROWTH RATE COMB
RENEWAL  PAYOUT:         CASHED OUT

RENEWAL  ALTERATIONS:    MARKET RATE TIWA
RENEWAL  PAYOUT:         CASHED OUT

TENANTS
-------

THERE ARE A TOTAL OF 5 LEASEHOLD TENANT(S):

-------------------------------------------------------------------------------

# 1 - Ademco Distributio
BASE LEASE DATES:        7/1994 TO 7/2004
TYPE OF TENANT:          OFFICE
SQUARE FOOTAGE:          13,800
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
1998 VALUE -     6.10/SF/YR
THEREAFTER - GROWING AT GROWTH RATE 3%

RECOVERIES:

TAX & INSURANCE
PRO RATA SHARE RECOVERY OF EXPENSE TX&I
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE AMOUNT OF 21,461

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

        LENGTH       VACANT    SQ FT    MONTHS OF
TERM  YEARS.MONTHS   MONTHS  INCREASE   FREE RENT   COMMISSIONS   ALTERATIONS
----  ------------   ------  --------   ---------   -----------   -----------
  1       7.00          4      NONE        NONE         YES           YES
  2       7.00          4      NONE        NONE         YES           YES

RENEWAL MINIMUM RENT:
MARKET RATE MKT1 MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE 3%     PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

TAX & INSURANCE
PRO RATA SHARE RECOVERY OF EXPENSE TX&I
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:    GROWTH RATE COMB
RENEWAL PAYOUT:         CASHED OUT

RENEWAL ALTERATIONS:    MARKET RATE TIWA
RENEWAL PAYOUT:         CASHED OUT

-------------------------------------------------------------------------------

#  2 - Thulman Eastern
BASE LEASE DATES:         9/1994 TO 9/2000
TYPE OF TENANT:           OFFICE
SQUARE FOOTAGE:           10,800
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
1998 VALUE -      5.80/SF/YR
THEREAFTER - GROWING AT 4.00%

RECOVERIES:

TAX & INSURANCE
PRO RATA SHARE RECOVERY OF EXPENSE TX&I
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE AMOUNT OF 22,936

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

        LENGTH       VACANT    SQ FT    MONTHS OF
TERM  YEARS.MONTHS   MONTHS  INCREASE   FREE RENT   COMMISSIONS   ALTERATIONS
----  ------------   ------  --------   ---------   -----------   -----------
  1       7.00         4        NONE       NONE         YES           YES
  2       7.00         4        NONE       NONE         YES           YES
  3       7.00         4        NONE       NONE         YES           YES

RENEWAL MINIMUM RENT:
MARKET RATE MKT1 MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE 3% PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

TAX & INSURANCE
PRO RATA SHARE RECOVERY OF EXPENSE TX&I
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:      GROWTH RATE COMB
RENEWAL PAYOUT:           CASHED OUT

RENEWAL ALTERATIONS:      MARKET RATE TIWA
RENEWAL PAYOUT:           CASHED OUT

------------------------------------------------------------------------------

# 3 - Dal Tile
BASE LEASE DATES:         7/1994 TO 9/2004
TYPE OF TENANT:           OFFICE
SQUARE FOOTAGE:           7,200
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
1998 VALUE -       5.66/SF/YR
THEREAFTER - GROWING AT 3.00%

RECOVERIES:

TAX & INSURANCE
PRO RATA SHARE RECOVERY OF EXPENSE TX&I
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE AMOUNT OF 21,461

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

        LENGTH       VACANT    SQ FT    MONTHS OF
TERM  YEARS.MONTHS   MONTHS  INCREASE   FREE RENT   COMMISSIONS   ALTERATIONS
----  ------------   ------  --------   ---------   -----------   -----------
  1        7.00         4        NONE       NONE          YES          YES
  2        7.00         4        NONE       NONE          YES          YES

RENEWAL MINIMUM RENT:
MARKET RATE MKT1, MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE 3% PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

TAX & INSURANCE
PRO RATA SHARE RECOVERY OF EXPENSE TX&I
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:   GROWTH RATE COMB
RENEWAL PAYOUT:        CASHED OUT

RENEWAL ALTERATIONS:   MARKET RATE TIWA
RENEWAL PAYOUT:        CASHED OUT

-------------------------------------------------------------------------------

# 4 - Information Integr
BASE LEASE DATES:       7/1994 TO 7/1999
TYPE OF TENANT:         OFFICE
SQUARE FOOTAGE:          7,200
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
1998 VALUE -     6.99/SF/YR
THEREAFTER -  GROWING AT     4.00%

RECOVERIES:

TAX & INSURANCE
PRO RATA SHARE RECOVERY OF EXPENSE TX&I
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE AMOUNT OF 21,461

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

        LENGTH       VACANT    SQ FT    MONTHS OF
TERM  YEARS.MONTHS   MONTHS  INCREASE   FREE RENT   COMMISSIONS   ALTERATIONS
----  ------------   ------  --------   ---------   -----------   -----------
 1        7.00          4       NONE      NONE         YES           YES
 2        7.00          4       NONE      NONE         YES           YES
 3        7.00          4       NONE      NONE         YES           YES

RENEWAL MINIMUM RENT:
MARKET RATE MKT1 MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE 3% PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

TAX & INSURANCE
PRO RATA SHARE RECOVERY OF EXPENSE TX&I
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:    GROWTH RATE COMB
RENEWAL PAYOUT:         CASHED OUT

RENEWAL ALTERATIONS:    MARKET RATE TIWA
RENEWAL PAYOUT:         CASHED OUT

-------------------------------------------------------------------------------

# 5 - DHL Airways
BASE LEASE DATES:         4/1994 TO 8/1999
TYPE OF TENANT:           OFFICE
SQUARE FOOTAGE:           6,2SO
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
1998 VALUE -      5.93/SF/YR
THEREAFTER - GROWING AT     4.00%

RECOVERIES:

TAX & INSURANCE
PRO RATA SHARE RECOVERY OF EXPENSE TX&I
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE AMOUNT OF 21,461

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

        LENGTH       VACANT    SQ FT    MONTHS OF
TERM  YEARS.MONTHS   MONTHS  INCREASE   FREE RENT   COMMISSIONS   ALTERATIONS
----  ------------   ------  --------   ---------   -----------   -----------
  1       7.00          4       NONE      NONE         YES           YES
  2       7.00          4       NONE      NONE         YES           YES
  3       7.00          4       NONE      NONE         YES           YES

RENEWAL MINIMUM RENT:
MARKET RATE MKT1 MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE 3% PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

TAX & INSURANCE
PRO RATA SHARE RECOVERY OF EXPENSE TX&I

PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:  GROWTH RATE COMB
RENEWAL PAYOUT:       CASHED OUT

RENEWAL ALTERATIONS:  MARKET RATE TIWA
RENEWAL PAYOUT:       CASHED OUT

                                                                         Addenda
================================================================================

                                   Dabney A-1
                           Operating Expense Statement
                         Pro-Ject Lease Abstract Report
                           Pro-Ject Assumptions Report

                        Historical Operating Statements

                                   Dabney A-1

Building NRA                         13,860 SF

                                   1994 Actual             1995 Actual             1996 Actual             1997 Budget
                               -------------------     -------------------     -------------------     -------------------
Item                           Amount       Per SF     Amount       Per SF     Amount       Per SF     Amount       Per SF
==========================================================================     ===================     =============================
INCOME
  Gross Income                 $134,653     $ 9.72     $158,716     $11.45     $166,762     $12.03     $148,251     $10.70
  Reimbursements                      0       0.00            0       0.00        1,859       0.13            0       0.00
                               -------------------     -------------------     -------------------     -------------------
  Total Income                 $134,653     $   10     $158,716     $11.45     $168,621     $12.17     $148,251     $10.70
                               -------------------     -------------------     -------------------     -------------------

EXPENSES
  Real Estate Taxes            $  6,836     $ 0.49     $  8,320     $ 0.60     $  8,150     $ 0.59     $  8,320     $ 0.60
  Operating Expense               6,716       0.48        7,853       0.57        9,260       0.67       50,844       3.67
  General & Administrative       25,607       1.85        7,401       0.53        6,739       0.49        5,640       0.41
  Management Fee                      0       0.00        1,587       0.11        2,469       0.18        4,103       0.30
                               -------------------     -------------------     -------------------     -------------------
  Total Expenses               $ 39,158     $ 2.83     $ 25,162     $ 1.82     $ 26,618     $ 1.92     $ 68,907     $ 4.97
                               -------------------     -------------------     -------------------     -------------------

NET OPERATING INCOME           $ 95,495     $ 6.89     $133,554     $ 9.64     $142,003     $10.25     $ 79,344     $ 5.72
                               ===================     ===================     ===================     ===================
--------------------------------------------------------------------------------------------------------------------------

Note: 7,000 square feet (50 percent of total net rentable area) is out for signing with a new tenant. 1997 Budget forecasts a longer downtime period than that which will likely occur.

                                   DABNEY A-1
                            PROJECT DESIGNATOR: DA-1
                            REVISION: 6/11/97 @ 14:29
                              LEASE ABSTRACT REPORT
                                 FOR ALL TENANTS
                                 6/11/97 @ 14:30

                      PRIMARY/                                                                        ANNUAL
                     SECONDARY        SQUARE      LEASE        LEASE       OPTION      MINIMUM        MINIMUM
TENANT                CODES            FEET       BEGIN         END        #/MOS       RENT/SF         RENT
------               ---------        ------      -----        -----       ------      -------        -------
# 1                    -              7,000       4/97          4/02          -               13.50     94,500
Comquest Communic      -                                                              5/98    13.90     97,335
                                                                                      5/99    14.32    100,255
                                                                                      5/00    14.75    103,263
                                                                                      5/01    15.19    106,361

# 2                    -              8,389       5/97          5/07          -                8.50     71,307
Pharmco Analytical     -                                                              6/98     8.76     73,446
                                                                                      6/99     9.02     75,649
                                                                                      6/00     9.29     77,919
                                                                                      6/01     9.57     80,256
                                                                                      6/02     9.85     82,664
                                                                                      6/03    10.15     85,144
                                                                                      6/04    10.45     87,698
                                                                                      6/05    10.77     90,329
                                                                                      6/06    11.09     93,039

                                    -------
                                     15,389
                                    =======


                        OVERAGE      CEILING      BREAKPOINT                     PRO RATA       % OF RENT
TENANT                     %         (000'S)        (000'S)       RECOVERIES    SHARE BASE     SUBJ TO CPI
------                  -------      -------      ----------      ----------    ----------     -----------
# 1                         --            --           --      total expenses       72,246
Comquest Communic




# 2                         --            --            -      total expenses       ZERO
Pharmco Analytical

                                   DABNEY A-1
                            PROJECT DESIGNATOR: DA-1
                            REVISION: 6/17/97 @ 15:46
                           PROJECT ASSUMPTIONS REPORT
                              INCLUDING ALL TENANTS
                                 6/17/97 @ 15:47



BUILDING PROLOGUE
-----------------

LEASEHOLD ANALYSIS OF DABNEY A-1 BEGINNING 7/1997
FOR 18 YEARS ON A FISCAL YEAR BASIS

AREA MEASURES
------------

NRA
1997 VALUE -       15,389
THEREAFTER - CONSTANT

OCCA
1997 VALUE -       10,843
1998 VALUE -       15,389
1999 VALUE -       15,389
2000 VALUE -       15,389
2001 VALUE -       15,389
2002 VALUE -       13,056
2003 VALUE -       15,389
2004 VALUE -       15,389
2005 VALUE -       15,389
2006 VALUE -       15,389
2007 VALUE -       12,593
2008 VALUE -       15,389
2009 VALUE -       13,056
2010 VALUE -       15,389
2011 VALUE -       15,389
2012 VALUE -       15,389
2013 VALUE -       15,389
2014 VALUE -       13,292
THEREAFTER - CONSTANT

GROWTH RATES
------------

INC1
1997 VALUE -         1.50
1998 VALUE -         3.00
THEREAFTER - CONSTANT

EXP1
1997 VALUE -         1.75
1998 VALUE -         3.50
THEREAFTER - CONSTANT

3%
1997 VALUE -         3.00
THEREAFTER - CONSTANT

4%
1997 VALUE -         4.00
THEREAFTER - CONSTANT

CPI
1997 VALUE -         1.75
1998 VALUE -         3.50
THEREAFTER - CONSTANT

1997 VALUE -         6.00
THEREAFTER - CONSTANT

COMR
1997 VALUE -         2.00
THEREAFTER - CONSTANT

COMB
+30.0% OF COMN +70.0% OF COMR

MARKET RATES
------------

MKT1
1997 VALUE -         8.50
THEREAFTER - GROWING AT GROWTH RATE INC1

TIRN
+25.0% OF TINW

TINW
1997 VALUE -         6.00
THEREAFTER - GROWING AT GROWTH RATE EXP1

TIWA
+70.0% OF TIRN +30.0% OF TINW

RESR
1997 VALUE -         0.20
THEREAFTER - GROWING AT GROWTH RATE EXP1

INSE
1997 VALUE -         0.10
THEREAFTER - GROWING AT GROWTH RATE EXP1

MISCELLANEOUS INCOMES
---------------------

NONE

EXPENSES
--------

TAXES              , REFERRED TO AS TAX
CHARGED AGAINST NET OPERATING INCOME
1997 VALUE -        7,981
THEREAFTER - GROWING AT GROWTH RATE EXP1

OPERATING EXPENSES, REFERRED TO AS OPEX
CHARGED AGAINST NET OPERATING INCOME
1997 VALUE -       50,000
THEREAFTER - GROWING AT GROWTH RATE EXP1

G&A EXPENSES     , REFERRED TO AS G&A
CHARGED AGAINST NET OPERATING INCOME
1997 VALUE -        6,000
THEREAFTER - GROWING AT GROWTH RATE EXP1

MANAGEMENT FEES    , REFERRED TO AS MGMT
CHARGED AGAINST NET OPERATING INCOME
3.00% OF EFFECTIVE GROSS INCOME

Industrial Gross  , REFERRED TO AS GRSS
AN INFORMATIONAL EXPENSE
-100.0% OF TAX      +2.0% OF OPEX

INSURANCE            , REFERRED TO AS INSE
AN INFORMATIONAL EXPENSE
MARKET RATE INSE MULTIPLIED BY AREA MEASURE NRA

total expenses       , REFERRED TO AS tote
AN INFORMATIONAL EXPENSE
+100.0% OF TAX +100.0% OF OPEX
+100.0% OF G&A +100.0% OF MGMT

TAX & INSURANCE      , REFERRED TO AS TX&I
AN INFORMATIONAL EXPENSE
+100.0% OF TAX +100.0% OF INSE

VACANCY ALLOWANCE
-----------------

PERCENTAGE OF POTENTIAL GROSS INCOME
FOR ALL TENANTS SUBJECT TO VACANCY
1997 VALUE -         2.00
THEREAFTER - CONSTANT

MANAGEMENT FEE
-------------

NONE

COMMISSION CALCULATIONS
-----------------------

STANDARD METHOD #1 -     0.000% OF TOTAL RENT

STANDARD METHOD #2 -     0.000% OF TOTAL RENT

STANDARD METHOD #3 -     0.000% OF TOTAL RENT

STANDARD METHOD #4 -     0.000% OF TOTAL RENT

STANDARD METHOD #5 -     0.000% OF TOTAL RENT

COMMISSION PAYOUTS
------------------

STANDARD METHOD #1 - CASHED OUT

STANDARD METHOD #2 - AMORTIZED OVER LIFE OF LEASE

STANDARD METHOD #3 - CASHED OUT

STANDARD METHOD #4 - CASHED OUT

STANDARD METHOD #5 - CASHED OUT

ALTERATION CALCULATION
----------------------

1997 VALUE  -        0.00
1998 VALUE  -        0.00
1999 VALUE  -        0.00
2000 VALUE  -        0.00
2001 VALUE  -        0.00
2002 VALUE  -        0.00
2003 VALUE  -        0.00
2004 VALUE  -        0.00

2005 VALUE -       0.00
2006 VALUE -       0.00
2007 VALUE -       0.00
2008 VALUE -       0.00
2009 VALUE -       0.00
2010 VALUE -       0.00
2011 VALUE -       0.00
THEREAFTER - CONSTANT

ALTERATION   PAYOUTS
--------------------

STANDARD METHOD #1 - CASHED OUT

STANDARD METHOD #2 - CASHED OUT

STANDARD METHOD #3 - CASHED OUT

STANDARD METHOD #4 - CASHED OUT

STANDARD METHOD #5 - CASHED OUT

COMMON AREA MAINTENANCE POOL
----------------------------

NONE

CAPITAL EXPENDITURES
--------------------

RESERVES
MARKET RATE RESR MULTIPLIED BY AREA MEASURE NRA


PRIMARY CLASSIFICATION CODES
----------------------------

NONE

SECONDARY CLASSIFICATION CODES
------------------------------

NONE

COST CENTERS
-----------

NONE

SALES VOLUME PROFILE
--------------------

          PERCENT OF         RELATIVE
MONTH    ANNUAL SALES        VOLUME
-----    ------------        --------
JAN            8.33%            1.00
FEB            8.33%            1.00
MAR            8.33%            1.00
APR            8.33%            1.00
MAY            8.33%            1.00
JUN            8.33%            1.00
JUL            8.33%            1.00

AUG            8.33%            1.00
SEP            8.33%            1.00
OCT            8.33%            1.00
NOV            8.33%            1.00
DEC            8.33%            1.00
              -------        -------
TOTALS        100.00%          12.00

GLOBAL  RECOVERIES
------------------

Industrial Gross , REFERRED TO AS INGR
PRO RATA SHARE RECQVERY OF EXPENSE GRSS
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

TENANT PROLOGUE
---------------

MINIMUM RENTS:
SPECIFIED AMOUNTS INTERPRETED AS AMOUNTS/SQUARE FOOT/YEAR
MARKET RATES INTERPRETED AS AMOUNTS/SQUARE FOOT/YEAR

SALES VOLUMES AND BREAKPOINTS:
SPECIFIED AMOUNTS INTERPRETED AS AMOUNTS/YEAR
MARKET RATES INTERPRETED AS AMOUNTS/SQUARE FOOT/YEAR

RENEWAL RENTS ARE COMPOUNDED ANNUALLY
RELETTING DOWNTIME AND EXPENSES ARE NOT CONDITIONAL ON GOING TO MARKET

REFERENCE TENANTS
-----------------

THERE ARE A TOTAL OF 1 REFERENCE TENANT(S):

--------------------------------------------------------------------------------

# 1 - reference3

BASE LEASE DATES:      1/1996 TO 12/2005
TYPE OF TENANT:        OFFICE
SQUARE FOOTAGE:             1
NOT SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT -     0.00/SF/YR

RECOVERIES: NONE

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

        LENGTH     VACANT    SQ FT  MONTHS OF
TERM YEARS.MONTHS  MONTHS  INCREASE FREE RENT  COMMISSIONS   ALTERATIONS
---- ------------  ------  -------- ---------  -----------   -----------
1        7.00          4     NONE     NONE          YES          YES
2        7.00          4     NONE     NONE          YES          YES

RENEWAL MINIMUM RENT:
MARKET RATE MKT1 MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE 3% PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

total expenses
PRO RATA SHARE RECOVERY OF EXPENSE tote
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF ZERO FOR A COMPLETE PASSTHROUGH

RENEWAL COMMISSIONS: GROWTH RATE COMB
RENEWAL PAYOUT:       CASHED OUT

RENEWAL ALTERATIONS:  MARKET RATE TIWA
RENEWAL PAYOUT:       CASHED OUT

TENANTS
-------

THERE ARE A TOTAL OF    2 LEASEHOLD TENANT(S):

--------------------------------------------------------------------------------

#  1 - Comquest Communic
BASE LEASE DATES:       4/1997 TO 4/2002
TYPE OF TENANT:         OFFICE
SQUARE FOOTAGE:         7,000
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
1998 VALUE -    13.50/SF/YR
THEREAFTER - GROWING AT GROWTH RATE 3%

RECOVERIES:

total expenses
PRO RATA SHARE RECOVERY OF EXPENSE tote
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

         LENGTH     VACANT    SQ FT   MONTHS OF
TERM  YEARS.MONTHS  MONTHS  INCREASE  FREE RENT  COMMISSIONS  ALTERATIONS
----  ------------  ------  --------  ---------  -----------  -----------
 1       7.00         4       NONE       NONE        YES         YES
 2       7.00         4       NONE       NONE        YES         YES

RENEWAL MINIMUM RENT:
MARKET RATE MKT1 MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE 3%    PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

total expenses
PRO RATA SHARE RECOVERY OF EXPENSE tote
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
A BASE OF ZERO FOR A COMPLETE PASSTHROUGH

RENEWAL COMMISSIONS: GROWTH RATE COMB

RENEWAL PAYOUT:        CASHED OUT

RENEWAL ALTERATIONS:   MARKET RATE TIWA
RENEWAL PAYOUT:        CASHED OUT

--------------------------------------------------------------------------------

# 2 - Pharmco Analytical
BASE LEASE DATES:         5/1997 TO 5/2007
TYPE OF TENANT:           OFFICE
SQUARE FOOTAGE:           8,389
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
1998 VALUE -      8.50/SF/YR
THEREAFTER - GROWING AT     3.00%

RECOVERIES:

total expenses
PRO RATA SHARE RECOVERY OF EXPENSE tote
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF ZERO FOR A COMPLETE PASSTHROUGH

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

         LENGTH     VACANT    SQ FT   MONTHS OF
TERM  YEARS.MONTHS  MONTHS  INCREASE  FREE RENT  COMMISSIONS  ALTERATIONS
----  ------------  ------  --------  ---------  -----------  -----------
  1        7.00        4      NONE       NONE         YES        YES
  2        7.00        4      NONE       NONE         YES        YES

RENEWAL MINIMUM RENT:
MARKET RATE MKT1 MULTIPLIED BY 1.000
1NCREASING AT GROWTH RATE 3%     PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

total expenses
PRO RATA SHARE RECOVERY OF EXPENSE tote
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF ZERO FOR A COMPLETE PASSTHROUGH

RENEWAL COMMISSIONS: GROWTH RATE COMB
RENEWAL PAYOUT:        CASHED OUT

RENEWAL ALTERATIONS:  MARKET RATE TIWA
RENEWAL PAYOUT:        CASHED OUT

                                                                         Addenda
================================================================================

                                   Dabney A-2
                           Operating Expense Statement
                         Pro-Ject Lease Abstract Report
                           Pro-Ject Assumptions Report

                        Historical Operating Statements

                                   Dabney A-2

Building NRA                         33,050 SF

                                   1994 Actual             1995 Actual             1996 Actual             1997 Budget
                               -------------------     -------------------     -------------------     -------------------
Item                           Amount       Per SF     Amount       Per SF     Amount       Per SF     Amount       Per SF
==========================================================================     ===================     ===================
INCOME
  Gross Income                 $      0     $ 0.00     $223,087     $ 6.75     $226,328     $ 6.85     $241,292     $ 7.30
  Reimbursements                      0       0.00            0       0.00       33,750       1.02       17,046       0.52
                               -------------------     -------------------     -------------------     -------------------
  Total Income                 $      0     $ 0.00     $223,087     $ 6.75     $260,078     $ 7.87     $258,338     $ 7.82
                               -------------------     -------------------     -------------------     -------------------

EXPENSES
  Real Estate Taxes            $  2,921     $ 0.09     $ 17,049     $ 0.52     $ 16,701     $ 0.51     $ 17,052     $ 0.52
  Operating Expense                 194       0.01        3,322       0.10        7,240       0.22        9,544       0.29
  General & Administrative        1,132       0.03        9,921       0.30        9,422       0.29       12,613       0.38
  Management Fee                      0       0.00        2,231       0.07        3,351       0.10        7,236       0.22
                               -------------------     -------------------     -------------------     -------------------
  Total Expenses               $  4,247     $ 0.13     $ 32,523     $ 0.98     $ 36,714     $ 1.11     $ 46,445     $ 1.41
                               -------------------     -------------------     -------------------     -------------------

NET OPERATING INCOME           $ (4,247)    $(0.13)    $190,565     $ 5.77     $223,364     $ 6.76     $211,893     $ 6.41
                               ===================     ===================     ===================     ===================
--------------------------------------------------------------------------------------------------------------------------

Note: This was a build-to-suit for Pharmco in 1994. They commenced occupancy on 9/30/94 and used their contracted three months free rent, hence no reported 1994 income.

                                   DABNEY A-2
                            PROJECT DESIGNATOR: DA-2
                            REVISION: 6/11/97 @ 14:45
                              LEASE ABSTRACT REPORT
                                 FOR ALL TENANTS
                                 6/11/97 @ 14:46

                      PRIMARY/                                                                        ANNUAL
                     SECONDARY        SQUARE      LEASE        LEASE       OPTION      MINIMUM        MINIMUM
TENANT                CODES            FEET       BEGIN         END        #/MOS       RENT/SF         RENT
------               ---------        ------      -----        -----       ------      -------        -------
# 1                    --            33,050       9/94          8/04         --                8.50    280,925
Pharmco Analytical     --                                                             9/97     8.67    286,544
                                                                                      9/98     8.84    292,274
                                                                                      9/99     9.02    298,120
                                                                                      9/00     9.20    304,082
                                                                                      9/01     9.38    310,164
                                                                                      9/02     9.57    316,367
                                                                                      9/03     9.76    322,695

                                    -------
                                     33,050
                                    =======


                        OVERAGE      CEILING      BREAKPOINT                     PRO RATA       % OF RENT
TENANT                     %         (000'S)        (000'S)       RECOVERIES    SHARE BASE     SUBJ TO CPI
------                  -------      -------      ----------      ----------    ----------     -----------
# 1                         --            --           --      total expenses       ZERO
Pharmco Anaytical

                                   DABNEY A-2
                            PROJECT DESIGNATOR: DA-2
                            REVISION: 6/17/97 @ 15:49
                           PROJECT ASSUMPTIONS REPORT
                              INCLUDING ALL TENANTS
                                 6/17/97 @ 15:49

BUILDING PROLOGUE
-----------------

LEASEHOLD ANALYSIS OF DABNEY A-2 BEGINNING 7/1997
FOR 18 YEARS ON A FISCAL YEAR BASIS

AREA  MEASURES
--------------

NRA
1997 VALUE -       33,050
THEREAFTER - CONSTANT

OCCA
1997 VALUE -       33,050
1998 VALUE -       33,050
1999 VALUE -       33,050
2000 VALUE -       33,050
2001 VALUE -       33,050
2002 VALUE -       33,050
2003 VALUE -       33,050
2004 VALUE -       22,033
2005 VALUE -       33,050
2006 VALUE -       33,050
2007 VALUE -       33,050
2008 VALUE -       33,050
2009 VALUE -       33,050
2010 VALUE -       33,050
2011 VALUE -       33,050
2012 VALUE -       22,033
2013 VALUE -       33,050
2014 VALUE -       33,050
THEREAFTER - CONSTANT

GROWTH RATES
------------

INC1
1997 VALUE -         1.50
1998 VALUE -         3.00
THEREAFTER - CONSTANT


1997 VALUE -         1.75
1998 VALUE -         3.50
THEREAFTER - CONSTANT

3 %
1997 VALUE -         3.00
THEREAFTER - CONSTANT

4%
1997 VALUE -         4.00
THEREAFTER - CONSTANT

CPI
1997 VALUE -         1.75
1999 VALUE -         3.50
THEREAFTER - CONSTANT

COMN

1997 VALUE -         6.00
THEREAFTER - CONSTANT

COMR
1997 VALUE -         2.00
THEREAFTER - CONSTANT

COMB
 +30.O% OF COMN +70.0% OF COMR

MARKET RATES
------------

MKT1
1997 VALUE -         8.50
THEREAFTER - GROWING AT GROWTH RATE INC1

TIRN
 +25.0% OF TINW

TINW
1997 VALUE -         6.00
THEREAFTER - GROWING AT GROWTH RATE EXP1

TIWA
 +70.0@ OF  TIRN +30.0% OF TINW

RESR
1997 VALUE -         0.20
THEREAFTER - GROWING AT GROWTH RATE EXP1

INSE
1997 VALUE -         0.10
THEREAFTER - GROWING AT GROWTH RATE EXP1

MISCELLANEOUS INCOMES
---------------------

NONE

EXPENSES
--------

TAXES               ,REFERRED TO AS TAX
CHARGED AGAINST NET OPERATING INCOME
1997 VALUE -       16,353
1998 VALUE -       22,000
THEREAFTER - GROWING AT GROWTH RATE EXP1

OPERATING EXPENSES, REFERRED TO AS OPEX
CHARGED AGAINST NET OPERATING INCOME
1997 VALUE -        9,500
THEREAFTER - GROWING AT GROWTH RATE EXP1

G&A EXPENSES       , REFERRED TO AS G&A
CHARGED AGAINST NET OPERATING INCOME
1997 VALUE -       12,000
THEREAFTER - GROWING AT GROWTH RATE EXP1

MANAGEMENT FEES     , REFERRED TO AS MGMT
CHARGED AGAINST NET OPERATING INCOME
  3.00% OF EFFECTIVE GROSS INCOME

Industrial Gross   , REFERRED TO AS GRSS
AN INFORMATIONAL EXPENSE

+100.0% OF TAX      +2.0% OF OPEX

INSURANCE             , REFERRED TO AS INSE
AN INFORMATIONAL EXPENSE
MARKET RATE INSE MULTIPLIED BY AREA MEASURE NRA

total expenses        , REFERRED TO AS tote
AN INFORMATIONAL EXPENSE
+100.0% OF TAX +100.0% OF OPEX
+100.0% OF G&A +100.0% OF MGMT

TAX & INSURANCE       , REFERRED TO AS TX&I
AN INFORMATIONAL EXPENSE
+100.0% OF TAX +100.0% OF INSE

VACANCY ALLOWANCE
-----------------

PERCENTAGE OF POTENTIAL GROSS INCOME
FOR ALL TENANTS SUBJECT TO VACANCY
1997 VALUE -         2.00
THEREAFTER - CONSTANT

MANAGEMENT FEE
--------------

NONE

COMMISSION CALCULATIONS
-----------------------

STANDARD METHOD #1 -  0.000% OF TOTAL RENT

STANDARD METHOD #2 -  0.000% OF TOTAL RENT

STANDARD METHOD #3 -  0.000% OF TOTAL RENT

STANDARD METHOD #4 -  0.000% OF TOTAL RENT

STANDARD METHOD #5 -  0.000% OF TOTAL RENT

COMMISSION PAYOUTS
------------------

STANDARD METHOD #1 - CASHED OUT

STANDARD METHOD #2 - AMORTIZED OVER LIFE OF LEASE

STANDARD METHOD #3 - CASHED OUT

STANDARD METHOD 44 - CASHED OUT

STANDARD METHOD #5 - CASHED OUT

ALTERATION CALCULATION
----------------------

1997 VALUE -         0.00
1998 VALUE -         0.00
1999 VALUE -         0.00
2000 VALUE -         0.00
2001 VALUE -         0.00
2002 VALUE -         0.00

2003 VALUE -         0.00
2004 VALUE -         0.00
2005 VALUE -         0.00
2006 VALUE -         0.00
2007 VALUE -         0.00
2008 VALUE -         0.00
2009 VALUE -         0.00
2010 VALUE -         0.00
2011 VALUE -         0.00
THEREAFTER - CONSTANT

ALTERATION   PAYOUTS
--------------------

STANDARD METHOD #1 - CASHED OUT

STANDARD METHOD #2 - CASHED OUT

STANDARD METHOD #3 - CASHED OUT

STANDARD METHOD #4 - CASHED OUT

STANDARD METHOD #5 - CASHED OUT

COMMON AREA MAINTENANCE POOL
----------------------------

NONE

CAPITAL EXPENDITURES
--------------------

RESERVES
MARKET RATE RESR MULTIPLIED BY AREA MEASURE NRA

PRIMARY CLASSIFICATION CODES
----------------------------

NONE

SECONDARY CLASSIFICATION CODES
------------------------------

NONE

COST CENTERS
------------

NONE

SALES VOLUME PROFILE
--------------------

          PERCENT OF         RELATIVE
MONTH    ANNUAL SALES         VOLUME
----     ------------        --------
JAN            8.33%             1.00
FEB            8.33%             1.00
MAR            8.33%             1.00
APR            8.33%             1.00
MAY            8.33%             1.00

 JUN           8.33%            1.00
 JUL           8.33%            1.00
 AUG           8.33%            1.00
 SEP           8.33%            1.00
 OCT           8.33%            1.00
 NOV           8.33%            1.00
 DEC           8.33%            1.00
             -------         -------
TOTALS       100.00%            12.00

GLOBAL  RECOVERIES
-----------------

Industrial Gross     , REFERRED TO AS INGR
PRO RATA SHARE RECOVERY OF EXPENSE GRSS
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

TENANT PROLOGUE
---------------

MINIMUM RENTS:
SPECIFIED AMOUNTS INTERPRETED AS AMOUNTS/SQUARE FOOT/YEAR
MARKET RATES INTERPRETED AS AMOUNTS/SQUARE FOOT/YEAR

SALES VOLUMES AND BREAKPOINTS:
SPECIFIED AMOUNTS INTERPRETED AS AMOUNTS/YEAR
MARKET RATES INTERPRETED AS AMOUNTS/SQUARE FOOT/YEAR

RENEWAL RENTS ARE COMPOUNDED ANNUALLY
RELETTING DOWNTIME AND EXPENSES ARE NOT CONDITIONAL ON GOING TO MARKET

REFERENCE TENANTS
-----------------

THERE ARE A TOTAL OF 1 REFERENCE TENANT(S):

--------------------------------------------------------------------------------

# 1 - reference
BASE LEASE DATES:       1/1996 TO 12/2005
TYPE OF TENANT:         OFFICE
SQUARE FOOTAGE:              1
NOT SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT -      0.00/SF/YR

RECOVERIES: NONE

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

         LENGTH     VACANT    SQ FT   MONTHS OF
TERM  YEARS.MONTHS  MONTHS  INCREASE  FREE RENT  COMMISSIONS  ALTERATIONS
----  ------------  ------  --------  ---------  -----------  -----------
 1        7.00         4       NONE      NONE         YES         YES
 2        7.00         4       NONE      NONE         YES         YES

RENEWAL MINIMUM RENT:

MARKET RATE MKT1 MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE 3%      PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

total expenses
PRO RATA SHARE RECOVERY OF EXPENSE tote
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF ZERO FOR A COMPLETE PASSTHROUGH

RENEWAL  COMMISSIONS: GROWTH RATE COMB
RENEWAL  PAYOUT:        CASHED OUT

RENEWAL  ALTERATIONS:   MARKET RATE TIWA
RENEWAL  PAYOUT:        CASHED OUT

TENANTS
-------

THERE ARE A TOTAL OF     1 LEASEHOLD TENANT(S):

--------------------------------------------------------------------------------

# 1 - Pharmco Analytical
BASE LEASE DATES:        9/1994 TO 8/2004
TYPE OF TENANT:          OFFICE
SQUARE FOOTAGE:          33,050
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
1998 VALUE -      8.50/SF/YR
THEREAFTER - GROWING AT     2.00%

RECOVERIES:

total expenses
PRO RATA SHARE RECOVERY OF EXPENSE tote
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF ZERO FOR A COMPLETE PASSTHROUGH

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

         LENGTH     VACANT    SQ FT   MONTHS OF
TERM  YEARS.MONTHS  MONTHS  INCREASE  FREE RENT  COMMISSIONS  ALTERATIONS
----  ------------  ------  --------  ---------  -----------  -----------
  1        7.00        4      NONE      NONE         YES          YES
  2        7.00        4      NONE      NONE         YES          YES

RENEWAL MINIMUM RENT:
MARKET RATE MKT1 MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE 3%     PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

total expenses
PRO RATA SHARE RECOVERY OF EXPENSE tote
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP

AND A BASE OF ZERO FOR A COMPLETE PASSTHROUGH

RENEWAL COMMISSIONS: GROWTH RATE COMB
RENEWAL PAYOUT:       CASHED OUT

RENEWAL ALTERATIONS:  MARKET RATE TIWA
RENEWAL PAYOUT:       CASHED OUT

                                                                         Addenda
================================================================================

                                 Britton's Hill
                           Operating Expense Statement
                         Pro-Ject Lease Abstract Report
                           Pro-Ject Assumptions Report

                        Historical Operating Statements

                                  Brittons Hill

Building NRA                        132,103 SF

                                   1994 Actual             1995 Actual             1996 Actual             1997 Budget
                               -------------------     -------------------     -------------------     -------------------
Item                           Amount       Per SF     Amount       Per SF     Amount       Per SF     Amount       Per SF
==========================================================================     ===================     ===================
INCOME
  Gross Income                 $533,149     $ 4.04     $536,089     $ 4.06     $494,091     $ 3.74     $480,294     $ 3.64
  Reimbursements                  5,126       0.04            0       0.00       86,326       0.65       85,329       0.65
                               -------------------     -------------------     -------------------     -------------------
  Total Income                 $538,274     $ 4.07     $536,089     $ 4.06     $580,417     $ 4.39     $565,623     $ 4.28
                               -------------------     -------------------     -------------------     -------------------

EXPENSES
  Real Estate Taxes            $ 30,606     $ 0.23     $ 30,606     $ 0.23     $ 29,982     $ 0.23     $ 30,294     $ 0.23
  Operating Expense              28,033       0.21       44,929       0.34       42,321       0.32       37,591       0.28
  General & Administrative        6,104       0.05       19,786       0.15       16,707       0.13       19,333       0.15
  Management Fee                      0       0.00        4,925       0.04        7,360       0.06       14,406       0.11
                               -------------------     -------------------     -------------------     -------------------
  Total Expenses               $ 64,744     $ 0.49     $100,246     $ 0.76     $ 96,370     $ 0.73     $101,624     $ 0.77
                               -------------------     -------------------     -------------------     -------------------

NET OPERATING INCOME           $473,531     $ 3.58     $435,844     $ 3.30     $484,047     $ 3.66     $463,999     $ 3.51
                               ===================     ===================     ===================     ===================
--------------------------------------------------------------------------------------------------------------------------

                                 BRITTON'S HILL
                            PROJECT DESIGNATOR: DBRI
                            REVISION: 6/11/97 @ 14:57
                              LEASE ABSTRACT REPORT
                                 FOR ALL TENANTS
                                 6/11/97 @ 14:57

                      PRIMARY/                                                                        ANNUAL
                     SECONDARY        SQUARE      LEASE        LEASE       OPTION      MINIMUM        MINIMUM
TENANT                CODES            FEET       BEGIN         END        #/MOS       RENT/SF         RENT
------               ---------        ------      -----        -----       ------      -------        -------
# 1                    --            58,375       7/95          6/00         --                3.50    204,313
Circuit City           --                                                             7/98     3.63    212,076
                                                                                      7/99     3.77    220,135

# 2                    --            57,728       6/97          5/02         --                3.83    221,098
Colortree Inc.         --                                                             6/98     3.96    228,837
                                                                                      6/99     4.10    236,846
                                                                                      6/00     4.25    245,136
                                                                                      6/01     4.40    253,715

# 3                    --            16,000      12/92         12/98         --                3.60     57,600
Lucent Technologie     --                                                             1/98     3.64     58,291

                                    -------
                                    132,103
                                    =======


                        OVERAGE      CEILING      BREAKPOINT                     PRO RATA       % OF RENT
TENANT                     %         (000'S)        (000'S)       RECOVERIES    SHARE BASE     SUBJ TO CPI
------                  -------      -------      ----------      ----------    ----------     -----------
# 1                         --            --           --      total expenses       ZERO
Circuit City

# 2                         --            --           --      total expenses       ZERO
Colortree Inc.

# 3                         --            --           --      total expenses       ZERO
Lucent Technologie

                                 BRITTON'S HILL
                            PROJECT DESIGNATOR: DBRI
                            REVISION: 6/17/97 @ 16:39
                           PROJECT ASSUMPTIONS REPORT
                              INCLUDING ALL TENANTS
                                 6/17/97 @ 23:26

BUILDING PROLOGUE
-----------------

LEASEHOLD ANALYSIS OF BRITTON'S HILL BEGINNING 7/1997
FOR 18 YEARS ON A FISCAL YEAR BASIS

AREA MEASURES
-------------

NRA
1997 VALUE -      132,103
THEREAFTER - CONSTANT

OCCA
1997 VALUE -      108,050
1998 VALUE -      132,103
1999 VALUE -      126,770
2000 VALUE -      112,645
2001 VALUE -      132,103
2002 VALUE -      112,860
2003 VALUE -      132,103
2004 VALUE -      132,103
2005 VALUE -      132,103
2006 VALUE -      126,770
2007 VALUE -      122,374
2008 VALUE -      122,374
2009 VALUE -      117,671
2010 VALUE -      127,292
2011 VALUE -      132,103
2012 VALUE -      132,103
2013 VALUE -      126,770
2014 VALUE -      132,103
THEREAFTER - CONSTANT

GROWTH RATES
------------

INC1
1997 VALUE -         1.50
1998 VALUE -         3.00
THEREAFTER - CONSTANT

EXP1
1997 VALUE -         1.75
1998 VALUE -         3.50
THEREAFTER - CONSTANT

3 %
1997 VALUE -         3.00
THEREAFTER - CONSTANT

4%
1997 VALUE -         4.00
THEREAFTER - CONSTANT

CPI
1997 VALUE -         1.75
1998 VALUE -         3.50
THEREAFTER - CONSTANT

COMN

1997 VALUE -         6.00
THEREAFTER - CONSTANT

COMR
1997 VALUE -         2.00
THEREAFTER - CONSTANT

COMB
 +30.0% OF COMN +70.0% OF COMR


MARKET RATES
------------

MKT1
1997 VALUE -         4.00
THEREAFTER - GROWING AT GROWTH RATE INC1

TIRN
1997 VALUE   -       0.50
THEREAFTER - GROWING AT GROWTH RATE EXP1

TINW
1997 VALUE -         2.00
THEREAFTER - GROWING AT GROWTH RATE EXP1

TIWA
 +70.0% OF TIRN +30.0% OF TINW

TESR
1997 VALUE -         0.20
THEREAFTER - GROWING AT GROWTH RATE EXP1

TNSE
1997 VALUE -         0.10
THREAFTER - GROWING AT GROWTH RATE EXP1

MISCELLANEOUS INCOMES
---------------------

NONE

EXPENSES
--------

TAXES                   , REFERRED TO AS TAX
CHARGED AGAINST NET OPERATING INCOME
1997 VALUE -       26,684
1998 VALUE -       38,000
THEREAFTER - GROWING AT GROWTH RATE EXP1

OPERATING EXPENSES, REFERRED TO AS OPEX
CHARGED AGAINST NET OPERATING INCOME
1997 VALUE -       40,000
THEREAFTER - GROWING AT GROWTH RATE EXP1

G&A EXPENSES          , REFERRED TO AS G&A
CHARGED AGAINST NET OPERATING INCOME
1997 VALUE -       19,000
THEREAFTER - GROWING AT GROWTH RATE EXP1

MANAGEMENT FEES        , REFERRED TO AS MGMT
CHARGED AGAINST NET OPERATING INCOME
 3.00% OF EFFECTIVE GROSS INCOME

Industrial Gross , REFERRED TO AS GRSS

AN INFORMATIONAL EXPENSE
+100.0% OF TAX     +2.0% OF OPEX

INSURANCE            , REFERRED TO AS INSE
AN INFORMATIONAL EXPENSE
MARKET RATE INSE MULTIPLIED BY AREA MEASURE NRA

total expenses       , REFERRED TO AS tote
AN INFORMATIONAL EXPENSE
+100.0% OF TAX +100.0% OF OPEX
+100.0% OF G&A +100.0% OF MGMT

TAX & INSURANCE      , REFERRED TO AS TX&I
AN INFORMATIONAL EXPENSE
+100.0% OF TAX +100.0% OF INSE

VACANCY ALLOWANCE
-----------------

PERCENTAGE OF POTENTIAL GROSS INCOME
FOR ALL TENANTS SUBJECT TO VACANCY
1997 VALUE -         2.00
THEREAFTER - CONSTANT

MANAGEMENT FEE
--------------

NONE

COMMISSION CALCULATIONS
-----------------------

STANDARD METHOD #1 - 0.000% OF TOTAL RENT

STANDARD METHOD #2 - 0.000% OF TOTAL RENT

STANDARD METHOD #3 - 0.000% OF TOTAL RENT

STANDARD METHOD #4 - 0.000% OF TOTAL RENT

STANDARD METHOD #5 - 0.000% OF TOTAL RENT


COMMISSION PAYOUTS
------------------

STANDARD METHOD #1 - CASHED OUT

STANDARD METHOD #2 - AMORTIZED OVER LIFE OF LEASE

STANDARD METHOD #3 - CASHED OUT

STANDARD METHOD #4 - CASHED OUT

STANDARD METHOD #5 - CASHED OUT

ALTERATION CALCULATION
---------------------

1997 VALUE -         0.00
1998 VALUE -         0.00
1999 VALUE -         0.00
2000 VALUE -         0.00
2001 VALUE -         0.00

2002 VALUE  -        0.00
2003 VALUE  -        0.00
2004 VALUE  -        0.00
2005 VALUE  -        0.00
2006 VALUE  -        0.00
2007 VALUE  -        0.00
2008 VALUE  -        0.00
2009 VALUE  -        0.00
2010 VALUE  -        0.00
2011 VALUE  -        0.00
THEREAFTER  - CONSTANT

ALTERATION  PAYOUTS
-------------------

STANDARD METHOD #1 - CASHED OUT

STANDARD METHOD #2 - CASHED OUT

STANDARD METHOD #3 - CASHED OUT

STANDARD METHOD #4 - CASHED OUT

STANDARD METHOD #5 - CASHED OUT

COMMON AREA MAINTENANCE POOL
----------------------------

NONE

CAPITAL EXPENDITURES
-------------------

RESERVES
MARKET RATE RESR MULTIPLIED BY AREA MEASURE NRA

PRIMARY CLASSIFICATION CODES
---------------------------

NONE

SECONDARY CLASSIFICATION CODES
------------------------------

NONE

COST CENTERS
-----------

NONE

SALES VOLUME PROFILE
--------------------

          PERCENT OF        RELATIVE
MONTH   ANNUAL SALES        VOLUME
-----   ------------        --------
JAN        8.33%               1.00
FEB        8.33%               1.00
MAR        8.33%               1.00
APR        8.33%               1.00

MAY        8.33%               1.00
JUN        8.33%               1.00
JUL        8.33%               1.00
AUG        8.33%               1.00
SEP        8.33%               1.00
OCT        8.33%               1.00
NOV        8.33t               1.00
DEC        8.33%               1.00
         -------            -------
TOTALS   100.00%              12.00

GLOBAL  RECOVERIES
------------------

Industrial Gross    , REFERRED TO AS INGR
PRO RATA SHARE RECOVERY OF EXPENSE GRSS
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

TENANT PROLOGUE
---------------

MINIMUM RENTS:
SPECIFIED AMOUNTS INTERPRETED AS AMOUNTS/SQUARE FOOT/YEAR
MARKET RATES INTERPRETED AS AMOUNTS/SQUARE FOOT/YEAR

SALES VOLUMES AND BREAKPOINTS:
SPECIFIED AMOUNTS INTERPRETED AS AMOUNTS/YEAR
MARKET RATES INTERPRETED AS AMOUNTS/SQUARE FOOT/YEAR

RENEWAL RENTS ARE COMPOUNDED ANNUALLY
RELETTING DOWNTIME AND EXPENSES ARE NOT CONDITIONAL ON GOING TO MARKET

REFERENCE TENANTS
-----------------

THERE ARE A TOTAL OF 1 REFERENCE TENANT(S):

--------------------------------------------------------------------------------

# 1 - references3
BASE LEASE DATES:        1/1996 TO 12/2005
TYPE OF TENANT:          OFFICE
SQUARE FOOTAGE:               1
NOT SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT -       0.00/SF/YR

RECOVERIES: NONE

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

        LENGTH      VACANT   SQ FT    MONTHS OF
TERM  YEARS.MONTHS  MONTHS  INCREASE  FREE RENT  COMMISSIONS  ALTERATIONS
----  ------------  ------  --------  ---------  -----------  -----------
  1      7.00         4       NONE      NONE        YES           YES
  2      7.00         4       NONE      NONE        YES           YES

RENEWAL MINIMUM RENT:
MARKET RATE MKT1 MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE 3%      PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

total expenses
PRO RATA SHARE RECOVERY OF EXPENSE tote
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF ZERO FOR A COMPLETE PASSTHROUGH

RENEWAL COMMISSIONS: GROWTH RATE COMB
RENEWAL PAYOUT:      CASHED OUT

RENEWAL ALTERATIONS:  MARKET RATE TIWA
RENEWAL PAYOUT:       CASHED OUT

TENANTS

THERE ARE A TOTAL OF     3 LEASEHOLD TENANT(S);

--------------------------------------------------------------------------------

# 1 - Circuit City
BASE LEASE DATES:        7/1995 TO 6/2000
TYPE OF TENANT:          OFFICE
SQUARE FOOTAGE:          58,375
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
1998 VALUE -         3.50/SF/YR
THEREAFTER - GROWING AT    3.80%

RECOVERIES:

total expenses
PRO RATA SHARE RECOVERY OF EXPENSE tote
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF ZERO FOR A COMPLETE PASSTHROUGH

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

         LENGTH     VACANT    SQ FT   MONTHS OF
TERM  YEARS.MONTHS  MONTHS  INCREASE  FREE RENT  COMMISSIONS  ALTERATIONS
----  ------------  ------  --------  ---------  -----------  -----------
  1       7.00        4       NONE      NONE         YES         YES
  2       7.00        4       NONE      NONE         YES         YES
  3       7.00        4       NONE      NONE         YES         YES

RENEWAL MINIMUM RENT:
MARKET RATE MKT1 MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE 3%     PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

total expenses
PRO RATA SHARE RECOVERY OF EXPENSE tote
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA

CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF ZERO FOR A COMPLETE PASSTHROUGH

RENEWAL COMMISSIONS: GROWTH RATE COMB
RENEWAL PAYOUT:      CASHED OUT

RENEWAL ALTERATIONS: MARKET RATE TIWA
RENEWAL PAYOUT:      CASHED OUT

--------------------------------------------------------------------------------

# 2 - Colortree Inc.
BASE LEASE DATES:         6/1997 TO 5/2002
TYPE OF TENANT:           OFFICE
SQUARE FOOTAGE:           57,728
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
1998 VALUE -      3.83/SF/YR
THEREAFTER - GROWING AT      3.50%

RECOVERIES:

total expenses
PRO RATA SHARE RECOVERY OF EXPENSE tote
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF ZERO FOR A COMPLETE PASSTHROUGH

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

         LENGTH     VACANT    SQ FT   MONTHS OF
TERM  YEARS.MONTHS  MONTHS  INCREASE  FREE RENT  COMMISSIONS  ALTERATIONS
----  ------------  ------  --------  ---------  -----------  -----------
  1       7.00        4       NONE       NONE       YES          YES
  2       7.00        4       NONE       NONE       YES          YES

RENEWAL MINIMUM RENT:
MARKET RATE MKT1 MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE 3%      PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

total expenses
PRO RATA SHARE RECOVERY OF EXPENSE tote
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF ZERO FOR A COMPLETE PASSTHROUGH

RENEWAL COMMISSIONS: GROWTH RATE COMB
RENEWAL PAYOUT:      CASHED OUT

RENEWAL ALTERATIONS: MARKET RATE TIWA
RENEWAL PAYOUT:      CASHED OUT

--------------------------------------------------------------------------------

# 3 - Lucent Technologie
BASE LEASE DATES:       12/1992 TO 12/1998
TYPE OF TENANT:           OFFICE
SQUARE FOOTAGE:           16,000

SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
1998 VALUE -      3.60/SF/YR
THEREAFTER - GROWING AT     1.20%

RECOVERIES:

total expenses
PRO RATA SHARE RECOVERY OF EXPENSE tote
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF ZERO FOR A COMPLETE PASSTHROUGH

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

          LENGTH    VACANT    SQ FT   MONTHS OF
TERM  YEARS.MONTHS  MONTHS  INCREASE  FREE RENT  COMMISSIONS  ALTERATIONS
----  ------------  ------  --------  ---------  -----------  -----------
  1      7.00         4       NONE      NONE         YES         YES
  2      7.00         4       NONE      NONE         YES         YES
  3      7.00         4       NONE      NONE         YES         YES

RENEWAL MINIMUM RENT:
MARKET RATE MKT1 MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE 3%     PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

total expenses
PRO RATA SHARE RECOVERY OF EXPENSE tote
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF ZERO FOR A COMPLETE PASSTHROUGH

RENEWAL COMMISSIONS: GROWTH RATE COMB
RENEWAL PAYOUT:      CASHED OUT

RENEWAL ALTERATIONS: MARKET RATE TIWA
RENEWAL PAYOUT:      CASHED OUT

                                                                         Addenda
================================================================================

                               Westmoreland Plaza
                           Operating Expense Statement
                         Pro-Ject Lease Abstract Report
                           Pro-Ject Assumptions Report

                        Historical Operating Statements
                               Westmoreland Plaza

Building NRA                         121,815 SF

                                     1994 Actual             1995 Actual            1996 Actual             1997 Budget
                                --------------------    --------------------    -------------------    --------------------
Item                              Amount      Per SF       Amount     Per SF      Amount     Per SF        Amount    Per SF
============================================================================    ===================    ====================
INCOME
   Gross Income                 $  173,318  $   1.42    $  451,690   $  3.71    $  465,241  $  3.82    $  479,203   $  3.93
   Reimbursements                        0      0.00        50,349      0.41        49,322     0.40        74,379      0.61
                                --------------------    --------------------    -------------------    --------------------
   Total Income                 $  173,318  $   1.42    $  502,040   $  4.12    $  514,563  $  4.22    $  553,582   $  4.54
                                --------------------    --------------------    -------------------    --------------------

EXPENSES
   Real Estate Taxes            $        0  $   0.00    $   50,349   $  0.41    $   49,322  $  0.40    $   50,348   $  0.41
   Operating Expense                84,083      0.69         4,397      0.04         7,432     0.06         8,177      0.07
   General & Administrative          8,911      0.07        16,840      0.14         8,930     0.07        19,302      0.16
   Management Fee                        0      0.00             0      0.00         3,489     0.03        15,854      0.13
                                --------------------    --------------------    -------------------    --------------------
   Total Expenses               $   92,995  $   0.76    $   71,586   $  0.59    $   69,173  $  0.57    $   93,681   $  0.77
                                --------------------    --------------------    -------------------    --------------------

NET OPERATING INCOME            $   80,324  $  0.66     $  430,454   $  3.53    $  445,390 $  3.66     $  459,901   $  3.78
                                ====================    ====================    ===================    ====================

---------------------------------------------------------------------------------------------------------------------------

Note: low income attributed to below market occupancy in 1994.

                                  WESTMORELAND
                            PROJECT DESIGNATOR: DWES
                           REVISION: 6/11/97 @ 15:02
                             LEASE ABSTRACT REPORT
                                FOR ALL TENANTS
                                6/11/97 @ 15:03

                 PRIMARY/                                      ANNUAL
                SECONDARY SQUARE  LEASE LEASE OPTION  MINIMUM  MINIMUM  OVERAGE CEILING BREAKPOINT             PRO RATA   % OF RENT
     TENANT       CODES    FEET   BEGIN  END   #/MOS  RENT/SF    RENT      %     (000'S)  (000'S) RECOVERIES  SHARE BASE SUBJ TO CPI
--------------- -------- -------  ----- ----- ------ --------  -------- ------- ------- --------- ----------  ---------- -----------
# 1                 -    115,815  10/93 12/98    -        3.93  455,153     -       -       -   total expenses   ZERO
Capital One Bank    -                                1/98 4.05  468,808
                        --------
                         115,815
                        ========

                                  WESTMORELAND
                            PROJECT DESIGNATOR: DWES
                            REVISION: 6/17/97 @ 16:41
                           PROJECT ASSUMPTIONS REPORT
                              INCLUDING ALL TENANTS
                                 6/17/97 @ 23:27

BUILDING PROLOGUE
-----------------

LEASEHOLD ANALYSIS OF WESTMORELAND BEGINNING 7/1997
F0R 18 YEARS ON A FISCAL YEAR BASIS

AREA MEASURES
-------------

NRA
1997 VALUE     -       121,815
THEREAFTER     - CONSTANT

OCCA
1997 VALUE     -       121,815
1998 VALUE     -       121,815
1999 VALUE     -        81,210
200O VALUE     -       121,815
2001 VALUE     -       121,815
2002 VALUE     -       121,815
2003 VALUE     -       121,815
2004 VALUE     -       121,815
2005 VALUE     -       121,815
2006 VALUE     -        81,210
2007 VALUE     -       121,815
2008 VALUE     -       121,815
2009 VALUE     -       121,815
2010 VALUE     -       121,815
2011 VALUE     -       121,815
2012 VALUE     -       121,815
2013 VALUE     -        81,210
2014 VALUE     -       121,815
THEREAFTER     - CONSTANT

GROWTH RATES
------------

INC1
1997 VALUE    -           1.50
1998 VALUE    -           3.00
THEREAFTER    -  CONSTANT

EXP1
1997 VALUE    -           1.75
1998 VALUE    -           3.50
THEREAFTER    -  CONSTANT

3%
1997 VALUE    -           3.00
THEREAFTER    -  CONSTANT

4%
1997 VALUE    -           4.00
THEREAFTER    -  CONSTANT

CPI
1997 VALUE    -           1.75
1998 VALUE    -           3.50
THEREAFTER    -   CONSTANT

COMN

1997 VALUE -          6.00
THEREAFTER -  CONSTANT

COMR
1997 VALUE -          2.00
THEREAFTER -  CONSTANT

COMB
 +30.O% OF COMN +70.0% OF COMR

MARKET RATES
------------

MKT1
1997 VALUE -          5.00
THEREAFTER - GROWING AT GROWTH RATE INC1

TIRN
1997 VALUE -          0.50
THEREAFTER - GROWING AT GROWTH RATE EXP1

TINW
1997 VALUE -          2.00
THEREAFTER - GROWING AT GROWTH RATE EXP1

TIWA
 +70.O% OF TIRN +30.O% OF TINW

RESR
1997 VALUE -          0.20
THEREAFTER - GROWING AT GROWTH RATE EXP1

INSE
1997 VALUE -          0.10
THEREAFTER - GROWING AT GROWTH RATE EXP1

MISCELLANEOUS INCOMES
---------------------

NONE

EXPENSES
--------

TAXES                , REFERRED TO AS TAX
CHARGED AGAINST NET OPERATING INCOME
1997 VALUE -       48,294
THEREAFTER - GROWING AT GROWTH RATE EXP1

OPERATING EXPENSES, REFERRED TO AS OPEX
CHARGED AGAINST NET OPERATING INCOME
1997 VALUE -         8,000
THEREAFTER - GROWING AT GROWTH RATE EXP1

G&A EXPENSES        , REFERRED TO AS G&A
CHARGED AGAINST NET OPERATING INCOME
1997 VALUE -       15,000
THEREAFTER - GROWING AT GROWTH RATE EXP1

MANAGEMENT FEES     , REFERRED TO AS MGMT
CHARGED AGAINST NET OPERATING INCOME
  3.00% OF EFFECTIVE GROSS INCOME

Industrial Gross , REFERRED TO AS GRSS
AN INFORMATIONAL EXPENSE

+100.0% OF TAX       +2.0% OF OPEX

INSURANCE              , REFERRED TO AS INSE
AN INFORMATIONAL EXPENSE
MARKET RATE INSE MULTIPLIED BY AREA MEASURE NRA

total expenses         , REFERRED TO AS tote
AN INFORMATIONAL EXPENSE
+100.0% OF TAX +100.0% OF OPEX
+100.0% OF G&A +100.0% OF MGMT

TAX & INSURANCE        , REFERRED TO AS TX&I
AN INFORMATIONAL EXPENSE
+100.0% OF TAX +100.O% OF INSE

VACANCY ALLOWANCE
-----------------

PERCENTAGE OF POTENTIAL GROSS INCOME
FOR ALL TENANTS SUBJECT TO VACANCY
1997 VALUE -           2.00
THEREAFTER - CONSTANT

MANAGEMENT FEE
--------------

NONE

COMMISSION CALCULATIONS
-----------------------

STANDARD METHOD #1  -  0.000% OF TOTAL RENT

STANDARD METHOD #2  -  0.000% OF TOTAL RENT

STANDARD METHOD #3  -  0.000% OF TOTAL RENT

STANDARD METHOD #4  -  0.000% OF TOTAL RENT

STANDARD METHOD #5  -  0.000% OF TOTAL RENT

COMMISSION PAYOUTS
------------------

STANDARD METHOD #1  -  CASHED OUT

STANDARD METHOD #2  -  AMORTIZED OVER LIFE OF LEASE

STANDARD METHOD #3  -  CASHED OUT

STANDARD METHOD #4  -  CASHED OUT

STANDARD METHOD #5  -  CASHED OUT

ALTERATION CALCULATION
----------------------

1997 VALUE   -   0.00
1998 VALUE   -   0.00
1999 VALUE   -   0.00
2000 VALUE   -   0.00
2001 VALUE   -   0.00
2O02 VALUE   -   0.00

2003 VALUE  -  0.00
2004 VALUE  -  0.00
2005 VALUE  -  0.00
2006 VALUE  -  0.00
2007 VALUE  -  0.00
2008 VALUE  -  0.00
2009 VALUE  -  0.00
2010 VALUE  -  0.00
2011 VALUE  -  0.00
THEREAFTER  - CONSTANT

ALTERATION  PAYOUTS
-------------------

STANDARD METHOD #1 - CASHED OUT

STANDARD METHOD #2 - CASHED OUT

STANDARD METHOD #3 - CASHED OUT

STANDARD METHOD #4 - CASHED OUT

STANDARD METHOD #5 - CASHED OUT

COMMON AREA MAINTENANCE POOL
----------------------------

NONE

CAPITAL EXPENDITURES
--------------------

RESERVES
MARKET RATE RESR MULTIPLIED BY AREA MEASURE NRA

PRIMARY CLASSIFICATION CODES
----------------------------

NONE

SECONDARY CLASSIFICATION CODES
------------------------------

NONE

COST CENTERS
------------

NONE

SALES VOLUME PROFILE
--------------------

          PERCENT OF        RELATIVE
MONTH    ANNUAL SALES         VOLUME
-----    ------------       --------
JAN           8.33%             1.00
FEE           8.33%             1.00
MAR           8.33%             1.00
APR           8.33%             1.00
MAY           8.33%             1.00

JUN            8.33%           1.00
JUL            8.33%           1.00
AUG            8.33%           1.00
SEP            8.33%           1.00
OCT            8.33%           1.00
NOV            8.33%           1.00
DEC            8.33%           1.00
             -------         ------
TOTALS       100.00%          12.00

GLOBAL  RECOVERIES
-----------------

Industrial Gross     , REFERRED TO AS INGR
PRO RATA SHARE RECOVERY OF EXPENSE GRSS
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

TENANT PROLOGUE
---------------

MINIMUM RENTS:
SPECIFIED AMOUNTS INTERPRETED AS AMOUNTS/SQUARE FOOT/YEAR
MARKET RATES INTERPRETED AS AMOUNTS/SQUARE FOOT/YEAR

SALES VOLUMES AND BREAKPOINTS:
SPECIFIED AMOUNTS INTERPRETED AS AMOUNTS/YEAR
MARKET RATES INTERPRETED AS AMOUNTS/SQUARE FOOT/YEAR

RENEWAL RENTS ARE COMPOUNDED ANNUALLY
RELETTING DOWNTIME AND EXPENSES ARE NOT CONDITIONAL ON GOING TO MARKET

REFERENCE TENANTS
-----------------

THERE ARE A TOTAL OF 1 REFERENCE TENANT(S):

------------------------------------------------------------------------------

# 1 - reference3
BASE LEASE DATES:        1/1996 TO 12/2005
TYPE OF TENANT:          OFFICE
SQUARE FOOTAGE:              1
NOT SUBJECT TO VACANCY  ALLOWANCE

MINIMUM RENT:
INITIAL RENT -     0.00/SF/YR

RECOVERIES: NONE

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

         LENGTH     VACANT    SQ FT   MONTHS OF
TERM  YEARS.MONTHS  MONTHS  INCREASE  FREE RENT   COMMISSIONS   ALTERATIONS
----  ------------  ------  --------  ---------   -----------   -----------
  1        7.00         4      NONE       NONE         YES           YES
  2        7.00         4      NONE       NONE         YES           YES

RENEWAL MINIMUM RENT:

MARKET RATE MKT1 MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE 3%   PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

total expenses
PRO RATA SHARE RECOVERY OF EXPENSE tote
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF ZERO FOR A COMPLETE PASSTHROUGH

RENEWAL COMMISSIONS: GROWTH RATE COMB
RENEWAL PAYOUT:      CASHED OUT

RENEWAL ALTERATIONS: MARKET RATE TIWA
RENEWAL PAYOUT:      CASHED OUT

TENANTS
-------

THERE ARE A TOTAL OF     1 LEASEHOLD TENANT(S):

-------------------------------------------------------------------------------

# 1 - Capital One Bank
BASE LEASE DATES:       10/1993 TO 12/1998
TYPE OF TENANT:          OFFICE
SQUARE FOOTAGE:         121,815
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
1998 VALUE -      3.93/SF/YR
THEREAFTER - GROWING AT     3.00%

RECOVERIES:

total expenses
PRO RATA SHARE RECOVERY OF EXPENSE tote
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF ZERO FOR A COMPLETE PASSTHROUGH

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

          LENGTH     VACANT    SQ FT   MONTHS OF
TERM  YEARS.MONTHS   MONTHS  INCREASE  FREE RENT  COMMISSIONS   ALTERATIONS
----  ------------   ------  --------  ---------  -----------   -----------
  1        7.00          4      NONE      NONE         YES          YES
  2        7.00          4      NONE      NONE         YES          YES
  3        7.00          4      NONE      NONE         YES          YES

RENEWAL MINIMUM RENT:
MARKET RATE MKT1 MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE 3%     PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

total expenses
PRO RATA SHARE RECOVERY OF EXPENSE tote
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE

WITH NO CAP
AND A BASE OF ZERO FOR A COMPLETE PASSTHROUGH

RENEWAL COMMISSIONS: GROWTH RATE COMB
RENEWAL PAYOUT:      CASHED OUT

RENEWAL ALTERATIONS: MARKET RATE TIWA
RENEWAL PAYOUT:      CASHED OUT

                                                                         Addenda
================================================================================

                                  Morton Marks
                           Operating Expense Statement
                         Pro-Ject Lease Abstract Report
                           Pro-Ject Assumptions Report

                        Historical Operating Statements

                           Morton Marks (2201 Dabney)
                                     20130

Building NRA                          45,000 SF

                                     1994 Actual             1995 Actual            1996 Actual             1997 Budget
                                --------------------    --------------------    -------------------    --------------------
Item                              Amount      Per SF       Amount     Per SF      Amount     Per SF        Amount    Per SF
============================================================================    ===================    ====================
INCOME
   Gross Income                 $  141,840  $  3.15     $  153,362   $  3.41    $  154,123  $  3.42    $  157,314   $  3.50
   Reimbursements                        0     0.00              0      0.00         1,939     0.04        14,820      0.33
                                --------------------    --------------------    -------------------    --------------------
   Total Income                 $  141,840  $  3.15     $  153,362   $  3.41    $  156,062  $  3.47    $  172,134   $  3.83
                                --------------------    --------------------    -------------------    --------------------

EXPENSES
   Real Estate Taxes            $   19,550  $  0.43     $   20,408   $  0.45    $   18,254  $  0.41    $   5,920    $  0.13
   Operating Expense                   602     0.01          1,506      0.03           851     0.02        4,094       0.09
   General & Administrative              0     0.00            970      0.02           585     0.01          150       0.00
   Management Fee                        0     0.00              0      0.00             0     0.00        4,806       0.11
                                --------------------    --------------------    -------------------    --------------------
   Total Expenses               $   20,153  $  0.45     $   22,884   $  0.51    $   19,690  $  0.44    $  14,970    $  0.33
                                --------------------    --------------------    -------------------    --------------------

NET OPERATING INCOME            $  121,687  $  2.70     $  130,478   $  2.90    $  136,372  $  3.03    $ 157,164    $  3.49
                                ====================    ====================    ===================    ====================

---------------------------------------------------------------------------------------------------------------------------

                                  MORTON MARKS
                            PROJECT DESIGNATOR: DMOR
                           REVISION: 6/11/97 @ 15:15
                             LEASE ABSTRACT REPORT
                                FOR ALL TENANTS
                                6/11/97 @ 15:16

                 PRIMARY/                                      ANNUAL
                SECONDARY SQUARE  LEASE LEASE OPTION  MINIMUM  MINIMUM  OVERAGE CEILING BREAKPOINT             PRO RATA   % OF RENT
     TENANT       CODES    FEET   BEGIN  END   #/MOS  RENT/SF    RENT      %     (000'S)  (000'S) RECOVERIES  SHARE BASE SUBJ TO CPI
--------------- -------- -------  ----- ----- ------ --------  -------- ------- ------- --------- ----------  ---------- -----------
#  1                 -   45,000   8/88  6/99     -        3.55  159,750     -        -      -   total expenses   ZERO
Morton Marks         -                              7/98  3.66  164,543
                        -------
                         45,000
                        =======

                                  MORTON MARKS
                            PROJECT DESIGNATOR: DMOR
                            REVISION: 6/17/97 @ 16:37
                           PROJECT ASSUMPTIONS REPORT
                              INCLUDING ALL TENANTS
                                 6/17/97 @ 23:28

BUILDING PROLOGUE
-----------------

LEASEHOLD ANALYSIS OF MORTON MARKS BEGINNING 7/1997
FOR 18 YEARS ON A FISCAL YEAR BASIS

AREA MEASURES
-------------

NRA
1997 VALUE   -       45,000
THEREAFTER   - CONSTANT

OCCA
1997 VALUE   -   45,000
1998 VALUE   -   45,000
1999 VALUE   -   30,000
2000 VALUE   -   45,000
2001 VALUE   -   45,000
2002 VALUE   -   45,000
2003 VALUE   -   45,000
2004 VALUE   -   45,000
2005 VALUE   -   45,000
2006 VALUE   -   37,500
2007 VALUE   -   37,500
2008 VALUE   -   45,000
2009 VALUE   -   45,000
2010 VALUE   -   45,000
2011 VALUE   -   45,000
2012 VALUE   -   45,000
2013 VALUE   -   45,000
2014 VALUE   -   30,000
THEREAFTER   - CONSTANT

GROWTH RATES
------------

INC1
1997 VALUE  -      1.50
1998 VALUE  -      3.00
THEREAFTER  - CONSTANT

EXP1
1997 VALUE  -      1.75
1998 VALUE  -      3.50
THEREAFTER  - CONSTANT

3%
1997 VALUE  -      3.00
THEREAFTER  - CONSTANT

4%
1997 VALUE  -      4.00
THEREAFTER  - CONSTANT

CPI
1997 VALUE  -      1.75
1998 VALUE  -      3.50
THEREAFTER  - CONSTANT

COMN

1997 VALUE -         6.00
THEREAFTER -  CONSTANT

COMR
1997 VALUE -         2.00
THEREAFTER -  CONSTANT

COMB
+30.0% OF COMN +70.0% OF COMR

MARKET RATES
------------

MKTI
1997 VALUE -         4.00
THEREAFTER - GROWING AT GROWTH RATE INC1

TIRN
1997 VALUE -        0.50
THEREAFTER - GROWING AT GROWTH RATE EXP1

TINW
1997 VALUE -       2.00
THEREAFTER - GROWING AT GROWTH RATE EXP1

TIWA
+70.0% OF TIRN +30.0% OF TINW

RESR
1997 VALUE  -       0.20
THEREAFTER  - GROWING AT GROWTH RATE EXP1

INSE
1997 VALUE  -       0.10
THEREAFTER  - GROWING AT GROWTH RATE EXP1

MISCELLANEOUS INCOMES
---------------------

NONE

EXPENSES
--------

TAXES               ,  REFERRED TO AS TAX
CHARGED AGAINST NET OPERATING INCOME
1997 VALUE -        13,949
THEREAFTER - GROWING AT GROWTH RATE EXP1

OPERATING EXPENSES, REFERRED TO AS OPEX
CHARGED AGAINST NET OPERATING INCOME
1997 VALUE -        4,000
THEREAFTER - GROWING AT GROWTH RATE EXP1

G&A EXPENSES      , REFERRED TO AS G&A
CHARGED AGAINST NET OPERATING INCOME
1997 VALUE -        1,000
THEREAFTER - GROWING AT GROWTH RATE EXP1

MANAGEMENT FEES    , REFERRED TO AS MGMT
CHARGED AGAINST NET OPERATING INCOME
  3.00% OF EFFECTIVE GROSS INCOME

Industrial Gross , REFERRED TO AS GRSS
AN INFORMATIONAL EXPENSE

+100.0% OF TAX  +2.0% OF OPEX

INSURANCE           , REFERRED TO AS INSE
AN INFORMATIONAL EXPENSE
MARKET RATE INSE MULTIPLIED BY AREA MEASURE NRA

total expenses      , REFERRED TO AS tote
AN INFORMATIONAL EXPENSE
+100.0% OF TAX +100.0% OF OPEX
+100.0% OF G&A +100.0% OF MGMT

TAX & INSURANCE      , REFERRED TO AS TX&I
AN INFORMATIONAL EXPENSE
+100.0% OF TAX +100.0% OF INSE

VACANCY ALLOWANCE
-----------------

PERCENTAGE OF POTENTIAL GROSS INCOME
FOR ALL TENANTS SUBJECT TO VACANCY
1997 VALUE -          2.00
THEREAFTER - CONSTANT

MANAGEMENT FEE
--------------

NONE

COMMISSION CALCULATIONS
-----------------------

STANDARD METHOD #1    -  0.000% OF TOTAL RENT

STANDARD METHOD #2    -  0.000% OF TOTAL RENT

STANDARD METHOD #3    -  0.000% OF TOTAL RENT

STANDARD METHOD #4    -  0.000% OF TOTAL RENT

STANDARD METHOD #5    -  0.000% OF TOTAL RENT

COMMISSION PAYOUTS
------------------

STANDARD METHOD #1    - CASHED OUT

STANDARD METHOD #2    - AMORTIZED OVER LIFE OF LEASE

STANDARD METHOD #3    - CASHED OUT

STANDARD METHOD #4    - CASHED OUT

STANDARD METHOD #5    - CASHED OUT

ALTERATION CALCULATION
----------------------

1997 VALUE   -     0.00
1998 VALUE   -     0.00
1999 VALUE   -     0.00
2000 VALUE   -     0.00
2001 VALUE   -     0.00
2002 VALUE   -     0.00

2003 VALUE   -     0.00
2004 VALUE   -     0.00
2005 VALUE   -     0.00
2006 VALUE   -     0.00
2007 VALUE   -     0.00
2008 VALUE   -     0.00
2009 VALUE   -     0.00
2010 VALUE   -     0.00
2011 VALUE   -     0.00
THEREAFTER   - CONSTANT

ALTERATION  PAYOUTS
-------------------

STANDARD METHOD #1 - CASHED OUT

STANDARD METHOD #2 - CASHED OUT

STANDARD METHOD #3 - CASHED OUT

STANDARD METHOD #4 - CASHED OUT

STANDARD METHOD #5 - CASHED OUT

COMMON AREA MAINTENANCE POOL
 ---------------------------

NONE

CAPITAL EXPENDITURES
--------------------

RESERVES
MARKET RATE RESR MULTIPLIED BY AREA MEASURE NRA

PRIMARY CLASSIFICATION CODES
 ---------------------------

NONE

SECONDARY CLASSIFICATION CODES
------------------------------

NONE

COST CENTERS
------------

NONE

SALES VOLUME PROFILE
--------------------

          PERCENT OF        RELATIVE
MONTH    ANNUAL SALES        VOLUME
-----    ------------       --------
 JAN         8.33%            1.00
 FEB         8.33%            1.00
 MAR         8.33%            1.00
 APR         8.33%            1.00
 MAY         8.33%            1.00

 JUN           8.33%           1.00
 JUL           8.33%           1.00
 AUG           8.33%           1.00
 SEP           8.33%           1.00
 OCT           8.33%           1.00
 NOV           8.33%           1.00
 DEC           8.33%           1.00
             -------         ------
TOTALS       100.00%          12.00

GLOBAL   RECOVERIES
-------------------

Industrial Gross         ,  REFERRED TO AS INGR
PRO RATA SHARE RECOVERY OF EXPENSE GRSS
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

TENANT PROLOGUE
---------------

MINIMUM RENTS:
SPECIFIED AMOUNTS INTERPRETED AS AMOUNTS/SQUARE FOOT/YEAR
MARKET RATES INTERPRETED AS AMOUNTS/SQUARE FOOT/YEAR

SALES VOLUMES AND BREAKPOINTS:
SPECIFIED AMOUNTS INTERPRETED AS AMOUNTS/YEAR
MARKET RATES INTERPRETED AS AMOUNTS/SQUARE FOOT/YEAR

RENEWAL RENTS ARE COMPOUNDED ANNUALLY
RELETTING DOWNTIME AND EXPENSES ARE NOT CONDITIONAL ON GOING TO MARKET

REFERENCE TENANTS
-----------------

THERE ARE A TOTAL OF 1 REFERENCE TENANT(S):

-------------------------------------------------------------------------------

# 1 - reference3
BASE LEASE DATES:              1/1996 TO 12/2005
TYPE OF TENANT:                OFFICE
SQUARE FOOTAGE:                     1
NOT SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT -          0.00/SF/YR

RECOVERIES: NONE

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

          LENGTH       VACANT    SQ FT     MONTHS OF
TERM.  YEARS.MONTHS    MONTHS   INCREASE   FREE RENT   COMMISSIONS  ALTERATIONS
----   ------------    ------   --------   ---------   -----------  -----------
  1        7.00           4       NONE        NONE          YES          YES
  2        7.00           4       NONE        NONE          YES          YES

RENEWAL MINIMUM RENT:

MARKET RATE MKTI MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE 3%  PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

total expenses
PRO RATA SHARE RECOVERY OF EXPENSE tote
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF ZERO FOR A COMPLETE PASSTHROUGH

RENEWAL COMMISSIONS: GROWTH RATE COMB
RENEWAL PAYOUT:      CASHED OUT

RENEWAL ALTERATIONS: MARKET RATE TIWA
RENEWAL PAYOUT:      CASHED OUT

TENANTS
-------

THERE ARE A TOTAL OF   1 LEASEHOLD TENANT(S):

-------------------------------------------------------------------------------

# I - Morton Marks
BASE LEASE DATES:        8/1988 TO 6/1999
TYPE OF TENANT:          OFFICE
SQUARE FOOTAGE:          45,000
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
1998 VALUE  -      3.55/SF/YR
THEREAFTER  -  GROWING AT    3.00%

RECOVERIES:

total expenses
PRO RATA SHARE RECOVERY OF EXPENSE tote
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF ZERO FOR A COMPLETE PASSTHROUGH

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

         LENGTH      VACANT    SQ FT    MONTHS OF
TERM  YEARS.MONTHS   MONTHS  INCREASE   FREE RENT   COMMISSIONS   ALTERATIONS
----   ------------  ------  --------   ---------   -----------   -----------
  1        7.00         4      NONE         NONE        YES          YES
  2        7.00         4      NONE         NONE        YES          YES
  3        7.00         4      NONE         NONE        YES          YES

RENEWAL MINIMUM RENT:
MARKET RATE MKT1 MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE 3%  PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

total expenses
PRO RATA SHARE RECOVERY OF EXPENSE tote
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE

WITH NO CAP
AND A BASE OF ZERO FOR A COMPLETE PASSTHROUGH

RENEWAL COMMISSIONS: GROWTH RATE COMB
RENEWAL PAYOUT:      CASHED OUT

RENEWAL ALTERATIONS: MARKET RATE TIWA
RENEWAL PAYOUT:      CASHED OUT

                                                                         Addenda
================================================================================

                              2110 Tomlynn Street I
                           Operating Expense Statement
                         Pro-Ject Lease Abstract Report
                           Pro-Ject Assumptions Report

                        Historical Operating Statements
                               2110 Tomlyn Street

Building NRA                         15,910 SF

                                     1994 Actual             1995 Actual            1996 Actual             1997 Budget
                                --------------------    --------------------    -------------------    --------------------
Item                              Amount      Per SF       Amount     Per SF      Amount     Per SF        Amount    Per SF
============================================================================    ===================    ====================

INCOME
   Gross Income                 $  27,584   $  1.73     $  55,685    $  3.50    $   65,761  $  4.13    $  68,390    $  4.30
   Reimbursements                       0      0.00             0       0.00         4,056     0.25       12,588       0.79
                                --------------------    --------------------    -------------------    --------------------
   Total Income                 $  27,584   $  1.73     $  55,685    $  3.50    $   69,817  $  4.39    $  80,978       5.09
                                --------------------    --------------------    -------------------    --------------------

EXPENSES
   Real Estate Taxes            $       0   $  0.00     $       0    $  0.00    $    1,737  $  0.11    $   2,094    $  0.13
   Operating Expense                1,089      0.07         4,732       0.30         1,100     0.07        8,354       0.53
   General & Administrative         4,563      0.29         2,284       0.14         2,558     0.16        2,539       0.16
   Management Fee                       0      0.00             0       0.00             0     0.00        2,140       0.13
                                --------------------    --------------------    -------------------    --------------------
   Total Expenses               $   5,652   $  0.36     $   7,015    $  0.44    $    5,395  $  0.34    $  15,127    $  0.95
                                --------------------    --------------------    -------------------    --------------------

NET OPERATING INCOME            $  21,932   $  1.38     $  48,670    $  3.06    $   64,422  $  4.05    $  65,851    $  4.14
                                ====================    ====================    ===================    ====================

---------------------------------------------------------------------------------------------------------------------------
Note: low income attributed to below market occupancy in 1994. Property has since stabilized.

                              2110 TOMLYNN STREET
                            PROJECT DESIGNATOR: DTOM
                           REVISION: 6/11/97 @ 15:18
                             LEASE ABSTRACT REPORT
                                FOR ALL TENANTS
                                6/11/97 @ 15:18

                 PRIMARY/                                      ANNUAL
                SECONDARY SQUARE  LEASE LEASE OPTION  MINIMUM  MINIMUM  OVERAGE CEILING BREAKPOINT             PRO RATA   % OF RENT
     TENANT       CODES    FEET   BEGIN  END   #/MOS  RENT/SF    RENT      %     (000'S)  (000'S) RECOVERIES  SHARE BASE SUBJ TO CPI
--------------- -------- -------  ----- ----- ------ --------  -------- ------- ------- --------- ----------  ---------- -----------
#  1                -    15,910   2/95  2/00     -        4.33  68,890      -       -       -   total expenses   ZERO
Reynolds Metals Co  -                                3/98 4.50  71,646
                                                     3/99 4.68  74,512
                        -------
                         15,910
                        =======

                               2110 TOMLYNN STREET
                            PROJECT DESIGNATOR: DTOM
                            REVISION: 6/17/97 @ 16:40
                           PROJECT ASSUMPTIONS REPORT
                              INCLUDING ALL TENANTS
                                 6/17/97 @ 23:28

BUILDING PROLOGUE
-----------------

LEASEHOLD ANALYSIS OF 2110 TOMLYNN STREET BEGINNING 7/1997
FOR 18 YEARS ON A FISCAL YEAR BASIS

AREA MEASURES
-------------

NRA
1997 VALUE     -       15,910
THEREAFTER     - CONSTANT

OCCA
1997 VALUE     -       15,910
1998 VALUE     -       15,910
1999 VALUE     -       15,910
2000 VALUE     -       10,607
2001 VALUE     -       15,910
2002 VALUE     -       15,910
2003 VALUE     -       15,910
2004 VALUE     -       15,910
2005 VALUE     -       15,910
2006 VALUE     -       15,910
2007 VALUE     -       10,607
2008 VALUE     -       15,910
2009 VALUE     -       15,910
2010 VALUE     -       15,910
2011 VALUE     -       15,910
2012 VALUE     -       15,910
2013 VALUE     -       15,910
2014 VALUE     -       13,258
THEREAFTER     - CONSTANT

GROWTH RATES
------------

INC1
1997 VALUE     -         1.50
1998 VALUE     -         3.00
THEREAFTER     - CONSTANT

EXP1
1997 VALUE     -         1.75
1998 VALUE     -         3.50
THEREAFTER     - CONSTANT

3%
1997 VALUE     -         3.00
THEREAFTER     - CONSTANT

4%
1997 VALUE     -         4.00
THEREAFTER     - CONSTAN7T

CPI
1997 VALUE     -         1.75
1998 VALUE     -         3.50
THEREAFTER     - CONSTANT

COMN

1997 VALUE -         6.00
THEREAFTER -  CONSTANT

COMR
1997 VALUE -         2.00
THEREAFTER -  CONSTANT

COMB
 +30.0% OF COMN +70.0% OF COMR


MARKET RATES
------------

MKT1
1997 VALUE -         4.00
THEREAFTER  - GROWING AT  GROWTH RATE INC1

TIRN
1997 VALUE  -        0.50
THEREAFTER  - GROWING AT  GROWTH RATE EXP1

TINW
1997 VALUE  -        2.00
THEREAFTER  - GROWING AT GROWTH RATE EXP1

TIWA
 +70.0% OF  TIRN +30.0% OF TINW

RESR
1997 VALUE  -        0.20
THEREAFTER  - GROWING AT GROWTH RATE EXP1

INSE
1997 VALUE  -        0.10
THEREAFTER  - GROWING AT GROWTH RATE EXP1

MISCELLANEOUS INCOMES
---------------------

NONE

EXPENSES
--------

TAXES              ,  REFERRED TO AS TAX
CHARGED AGAINST NET OPERATING INCOME
1997 VALUE -       4,765
THEREAFTER - GROWING AT GROWTH RATE EXP1

OPERATING EXPENSES, REFERRED TO AS OPEX
CHARGED AGAINST NET OPERATING INCOME
1997 VALUE -       6,000
THEREAFTER - GROWING AT GROWTH RATE EXP1

G&A EXPENSES       , REFERRED TO AS G&A
CHARGED AGAINST NET OPERATING INCOME
1997 VALUE -       2,600
THEREAFTER - GROWING AT GROWTH RATE EXP1

MANAGEMENT FEES     , REFERRED TO AS MGMT
CHARGED AGAINST NET OPERATING INCOME
 3.00% OF EFFECTIVE GROSS INCOME

Industrial Gross , REFERRED TO AS GRSS
AN INFORMATIONAL EXPENSE

+100.0% OF TAX    +2.0% OF OPEX

INSURANCE            , REFERRED TO AS INSE
AN INFORMATIONAL EXPENSE
MARKET RATE INSE MULTIPLIED BY AREA MEASURE NRA

total expenses       , REFERRED TO AS tote
AN INFORMATIONAL EXPENSE
+100.0% OF TAX +100.0% OF OPEX
+100.0% OF G&A +100.0% OF MGMT

TAX & INSURANCE      , REFERRED TO AS TX&I
AN INFORMATIONAL EXPENSE
+100.0% OF TAX +100.0% OF INSE

VACANCY ALLOWANCE
-----------------

PERCENTAGE OF POTENTIAL GROSS INCOME
FOR ALL TENANTS SUBJECT TO VACANCY
1997 VALUE -          2.00
THEREAFTER - CONSTANT

MANAGEMENT FEE
--------------

NONE

COMMISSION CALCULATIONS
-----------------------

STANDARD METHOD #1  -  0.000% OF TOTAL RENT

STANDARD METHOD #2  -  0.000% OF TOTAL RENT

STANDARD METHOD #3  -  0.000% OF TOTAL RENT

STANDARD METHOD #4  -  0.000% OF TOTAL RENT

STANDARD METHOD #5  -  0.000% OF TOTAL RENT

COMMISSION PAYOUTS
-----------------

STANDARD METHOD #1  - CASHED OUT

STANDARD METHOD #2  - AMORTIZED OVER LIFE OF LEASE

STANDARD METHOD #3  - CASHED OUT

STANDARD METHOD #4  - CASHED OUT

STANDARD METHOD #5  - CASHED OUT

ALTERATION CALCULATION
----------------------

1997 VALUE   -    0.00
1998 VALUE   -    0.00
1999 VALUE   -    0.00
2000 VALUE   -    0.00
2001 VALUE   -    0.00
2002 VALUE   -    0.00

2003 VALUE  -     0.00
2004 VALUE  -     0.00
2005 VALUE  -     0.00
2006 VALUE  -     0.00
2007 VALUE  -     0.00
2008 VALUE  -     0.00
2009 VALUE  -     0.00
2010 VALUE  -     0.00
2011 VALUE  -     0.00
THEREAFTER  - CONSTANT

ALTERATION PAYOUTS
------------------

STANDARD METHOD #1 - CASHED OUT

STANDARD METHOD #2 - CASHED OUT

STANDARD METHOD #3 - CASHED OUT

STANDARD METHOD #4 - CASHED OUT

STANDARD METHOD #5 - CASHED OUT

COMMON AREA MAINTENANCE POOL
----------------------------

NONE

CAPITAL EXPENDITURES
--------------------

RESERVES
MARKET RATE RESR MULTIPLIED BY AREA MEASURE NRA

PRIMARY CLASSIFICATION CODES
----------------------------

NONE

SECONDARY CLASSIFICATION CODES
------------------------------

NONE

COST CENTERS
------------

NONE

SALES VOLUME PROFILE
-------------------

          PERCENT OF        RELATIVE
MONTH    ANNUAL SALES        VOLUME
-----    ------------       --------
 JAN         8.33%            1.00
 FEB         8.33%            1.00
 MAR         8.33%            1.00
 APR         8.33%            1.00
 MAY         8.33%            1.00

  JUN           8.33%           1.00
  JUL           8.33%           1.00
  AUG           8.33%           1.00
  SEP           8.33%           1.00
  OCT           8.33%           1.00
  NOV           8.33%           1.00
  DEC           8.33%           1.00
              -------         ------
TOTALS        100.00%          12.00

GLOBAL RECOVERIES
-----------------

Industrial Gross          ,  REFERRED TO AS INGR
PRO RATA SHARE RECOVERY OF EXPENSE GRSS
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

TENANT PROLOGUE
---------------

MINIMUM RENTS:
SPECIFIED AMOUNTS INTERPRETED AS AMOUNTS/SQUARE FOOT/YEAR
MARKET RATES INTERPRETED AS AMOUNTS/SQUARE FOOT/YEAR

SALES VOLUMES AND BREAKPOINTS:
SPECIFIED AMOUNTS INTERPRETED AS AMOUNTS/YEAR
MARKET RATES INTERPRETED AS AMOUNTS/SQUARE FOOT/YEAR

RENEWAL RENTS ARE COMPOUNDED ANNUALLY
RELETTING DOWNTIME AND EXPENSES ARE NOT CONDITIONAL ON GOING TO MARKET

REFERENCE TENANTS
-----------------

THERE ARE A TOTAL OF  1 REFERENCE TENANT(S):

-------------------------------------------------------------------------------

# 1 - reference3
BASE LEASE DATES:               1/1996 TO 12/2005
TYPE OF TENANT:                 OFFICE
SQUARE FOOTAGE:                      1
NOT SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT -        0.00/SF/YR

RECOVERIES: NONE

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

         LENGTH      VACANT   SQ FT    MONTHS OF
TERM  YEARS.MONTHS   MONTHS  INCREASE  FREE RENT   COMMISSIONS  ALTERATIONS
----  ------------   ------  --------  ---------   -----------  -----------
   1       7.00         4     NONE        NONE          YES          YES
   2       7.00         4     NONE        NONE          YES          YES

RENEWAL MINIMUM RENT:

MARKET RATE MKT1 MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE 3%   PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

total expenses
PRO RATA SHARE RECOVERY OF EXPENSE tote
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF ZERO FOR A COMPLETE PASSTHROUGH

RENEWAL COMMISSIONS: GROWTH RATE COMB
RENEWAL PAYOUT:      CASHED OUT

RENEWAL ALTERATIONS: MARKET RATE TIWA
RENEWAL PAYOUT:      CASHED OUT

TENANTS
-------

THERE ARE A TOTAL OF     1 LEASEHOLD TENANT(S):

-------------------------------------------------------------------------------

# 1 - Reynolds Metals Co
BASE LEASE DATES:        2/1995 TO 2/2000
TYPE OF TENANT:          OFFICE
SQUARE FOOTAGE:          15,910
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
1998 VALUE -      4.33/SF/YR
THEREAFTER -  GROWING AT    4.00%

RECOVERIES:

total expenses
PRO RATA SHARE RECOVERY OF EXPENSE tote
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF ZERO FOR A COMPLETE PASSTHROUGH

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

         LENGTH     VACANT   SQ FT    MONTHS OF
TERM  YEARS.MONTHS  MONTHS  INCREASE  FREE RENT  COMMISSIONS  ALTERATIONS
----  ------------  ------  --------  ---------  -----------  -----------
   1        7.00        4      NONE       NONE       YES          YES
   2        7.00        4      NONE       NONE       YES          YES
   3        7.00        4      NONE       NONE       YES          YES

RENEWAL MINIMUM RENT:
MARKET RATE MKTI MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE 3%  PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

total expenses
PRO RATA SHARE RECOVERY OF EXPENSE tote
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE

WITH NO CAP
AND A BASE OF ZERO FOR A COMPLETE PASSTHROUGH

RENEWAL COMMISSIONS: GROWTH RATE COMB
RENEWAL PAYOUT:      CASHED OUT

RENEWAL ALTERATIONS: MARKET RATE TIWA
RENEWAL PAYOUT:      CASHED OUT

                                                                         Addenda
================================================================================


                           Improved Sales Comparables

                                                        RESEARCH & DEVELOP. SALE
--------------------------------------------------------------------------------

I-1                                              Sale

Location:                                        3701 Saunders Avenue
                                                 Richmond, VA

Date of Sale:                                    04/01/96

Physical Description:

  Land Area:                                     279,655 Square Feet
                                                 6.42 Acres
  Gross Building Area:                           64,705 Square Feet
  Finished Office Area:                          80.0 %
  % Air Conditioned:                             80 %
  Sprinklered:                                   No
  Year Built:                                    1984
  Land/Building Ratio:                           4.32:1
  Rail Access:                                   No

Sale Price:                                      $3,300,000

Economic Indicators:
  Net Operating Income:                          $396,000       Buyer's Proforma

Appraisal Indicators:
  Overall Rate (OAR):                            12.0%

Sale Price/Square Foot (GSF):                    $51.00

DCA4-4273

                                                        RESEARCH & DEVELOP. SALE
--------------------------------------------------------------------------------

I-2                                              Sale

Building Name:                                   Technology Park

Location:                                        1001-1063 Technology Park
                                                 Richmond, Henrico, VA

Parcel Number:                                   033-A-52

Grantor:                                         Virginia Center

Grantee:                                         Highwoods Realty LP

Date of Sale:                                    11/29/94

Recording Data:                                  2558-499

Recording Date:                                  11/29/94

Physical Description:

 Land Area:                                      736,600 Square Feet
                                                 16.91 Acres
 Gross Building Area:                            120,098 Square Feet
 Finished Office Area:                           70.0 %
 % Air Conditioned:                              70 %
 Sprinklered:                                    No
 Year Built:                                     1985
 Land/Building Ratio:                            6.13:1
 Rail Access:                                    No
 Construction Type:                              Masonry
 Zoning:                                         M-1C

Sale Price:                                      $7,241,905

Terms of Sale:                                   Cash to seller

Economic Indicators:
 Gross Annual Income:                            $1,089,538    Seller's Proforma
 Less: Vacancy:                                  $21,791       Seller's Proforma
 Effective Gross Income:                         $1,067,747    Seller's Proforma
 Less: Operating Expenses:                       $171,740      Seller's Proforma
 Net Operating Income:                           $896,007      Seller's Proforma

Appraisal Indicators:
 Overall Rate (OAR):                             12.37%

Sale Price/Square Foot (GSF):                    $60.30

                                                        RESEARCH & DEVELOP. SALE
--------------------------------------------------------------------------------

I-2 Continued
COMMENTS:
 Tenants pay rent on a net basis with expense pass throughs.

DCA4-4278

                                                        RESEARCH & DEVELOP. SALE
--------------------------------------------------------------------------------

I-3                                              Sale

Building Name:                                   Gaskins Centre A & C

Location:                                        3801-3827 Gaskins Rd & 9878
                                                 to 9898 Mayland Drive
                                                 Richmond, Henrico, VA

Parcel Number:                                   48-4-D-1A, 1B

Grantor:                                         Crown Life Insurance Co

Grantee:                                         Banks Gaskins LP

Date of Sale:                                    12/29/94

Recording Data:                                  2562-1857

Recording Date:                                  12/29/94

Physical Description:

 Land Area:                                      428,195 Square Feet
                                                 9.83 Acres
 Gross Building Area:                            97,394 Square Feet
 Finished Office Area:                           55.0 %
 % Air Conditioned:                              55 %
 Sprinklered:                                    No
 Year Built:                                     1986
 Land/Building Ratio:                            4.4:1
 Rail Access:                                    No
 Zoning:                                         M-1C

Sale Price:                                      $5,350,000

Terms of Sale:                                   Cash equivalent

Economic Indicators:
 Gross Annual Income:                            $715,902      Seller's Proforma
 Less: Vacancy:                                  $35,795       Seller's Proforma
 Effective Gross Income:                         $680,107      Seller's Proforma
 Less: Operating Expenses:                       $118,632      Seller's Proforma
 Net Operating Income:                           $561,475      Seller's Proforma

Appraisal Indicators:
 Overall Rate (OAR):                             10.5%

Sale Price/Square Foot (GSF):                    $54.93

                                                        RESEARCH & DEVELOP. SALE
--------------------------------------------------------------------------------

I-3 Continued
COMMENTS:
  Rents in this property were in the $6.62 to $9.05 per square foot range, with tenants responsible for utilities and janitorial.

DCA4-4277

                                                         WAREHOUSE BUILDING SALE
--------------------------------------------------------------------------------

I-4                                              Sale

Building Name:                                   Hanover Industrial Air Park

Location:                                        11351 Virginia Precast Road
                                                 Hanover, Hanover, VA

Parcel Number:                                   7798-06-02399

Grantor:                                         Hydro Conduit Corporation

Grantee:                                         UBI Corp

Date of Sale:                                    02/19/97

Recording Data:                                  1239-0655

Recording Date:                                  02/19/97

Physical Description:

  Land Area:                                     1,665,299 Square Feet
                                                 38.23 Acres
  Gross Building Area:                           79,068 Square Feet
  Finished Office Area:                          5.1 %
  % Air Conditioned:                             5.1 %
  Sprinklered:                                   No
  Land/Building Ratio:                           21:1
  Rail Access:                                   No

Sale Price:                                      $3,000,000

Terms of Sale:                                   Cash to seller

Sale Price/Square Foot (GSF):                    $37.94

COMMENTS:

DCA4-4274

                                                         WAREHOUSE BUILDING SALE
--------------------------------------------------------------------------------

I-5                                              Sale

Building Name:                                   Sammis Business Center

Location:                                        510 Eastpark Court
                                                 Henrico, Henrico, VA

Parcel Number:                                   155-9-B-1 (pt)

Grantor:                                         Richmond Business Center Assoc

Grantee:                                         Liberty Property Development

Date of Sale:                                    10/01/96

Recording Data:                                  2676-1317

Recording Date:                                  10/01/96

Physical Description:

  Land Area:                                     423,403 Square Feet
                                                 9.72 Acres
  Gross Building Area:                           196,800 Square Feet
  Finished Office Area:                          5.1 %
  % Air Conditioned:                             5.1 %
  Sprinklered:                                   No
  Year Built:                                    1990
  Land/Building Ratio:                           2.15:1
  Rail Access:                                   No
  Construction Type:                             Masonry
  Zoning:                                        M-1

Sale Price:                                      $6,611,622

Terms of Sale:                                   None recorded

Economic Indicators:
  Gross Annual Income:                           $808,848      Seller's Proforma
  Effective Gross Income:                        $808,848      Seller's Proforma
  Less: Operating Expenses:                      $108,016      Seller's Proforma
  Net Operating Income:                          $700,832      Seller's Proforma

Appraisal Indicators:
  Overall Rate (OAR):                            10.6%

Sale Price/Square Foot (GSF):                    $33.60

                                                         WAREHOUSE BUILDING SALE
--------------------------------------------------------------------------------

I-5 Continued
COMMENTS:
 This was part of a five property transaction.

DCA4-4276

                                                         WAREHOUSE BUILDING SALE
--------------------------------------------------------------------------------

I-6                                              Sale

Building Name:                                   Oakley's Center

Location:                                        4200 Oakleys Place
                                                 Henrico, Henrico, VA

Parcel Number:                                   154-3-B-1 (pt)

Grantor:                                         Oakley's Center Associates

Grantee:                                         Liberty Property Development

Date of Sale:                                    10/01/96

Recording Data:                                  2676-1300

Recording Date:                                  10/10/96

Physical Description:

  Land Area:                                     326,700 Square Feet
                                                 7.50 Acres
  Gross Building Area:                           80,000 Square Feet
  Finished Office Area:                          7.0 %
  % Air Conditioned:                             7 %
  Sprinklered:                                   No
  Year Built:                                    1990
  Land/Building Ratio:                           4.1:1
  Rail Access:                                   No
  Construction Type:                             Masonry
  Zoning:                                        M-1C

Sale Price:                                      $2,799,389

Terms of Sale:                                   None recorded

Economic Indicators:
  Gross Annual Income:                           $334,400      Seller's Proforma
  Effective Gross Income:                        $334,400      Seller's Proforma
  Less: Operating Expenses:                      $37,665       Seller's Proforma
  Net Operating Income:                          $296,735      Seller's Proforma

Appraisal Indicators:
  Overall Rate (OAR):                            10.6%

Sale Price/Square Foot (GSF):                    $34.99

                                                         WAREHOUSE BUILDING SALE
--------------------------------------------------------------------------------

I-6 Continued
COMMENTS:
 This property was leased to a single tenant through 2001 at which time tenant had an option to purchase.

 This property was part of a five property transaction.

DCA4-4275

                                                         WAREHOUSE BUILDING SALE
--------------------------------------------------------------------------------

I-7                                              Sale

Location:                                        4717 Eubank Road
                                                 Richmond Industrial Interport
                                                 Richmond, Henrico, VA

Parcel Number:                                   172-A-28

Grantor:                                         Eubank Road Warehouse Partners

Grantee:                                         Liberty Property, L.P.

Date of Sale:                                    09/28/95

Recording Data:                                  2608/1727

Recording Date:                                  09/28/95

Physical Description:

  Land Area:                                     402,494 Square Feet
                                                 9.24 Acres
  Gross Building Area:                           141,313 Square Feet
  Net Rentable Area:                             141,313 Square Feet
  Finished Office Area:                          4.0 %
  % Air Conditioned:                             4 %
  Clear Ceiling Height:                          23.0 feet
  Sprinklered:                                   Yes
  Year Built:                                    1975
  Land/Building Ratio:                           2.9:1
  Rail Access:                                   Yes
  Dock High:                                     Yes
  Condition:                                     Good
  Construction Type:                             Steel/Block
  Zoning:                                        Warehouse Distribution

Sale Price:                                      $3,720,000

Terms of Sale:                                   Cash to seller

Appraisal Indicators:
  Overall Rate (OAR):                            10.8%

Sale Price/Square Foot (GSF):                    $26.32

Sale Price/Square Foot (RSF):                    $26.32

COMMENTS:

                                                         WAREHOUSE BUILDING SALE
--------------------------------------------------------------------------------

I-7 Continued
 Six of the 18 doors share a common loading dock.

 The building does NOT appear to be 20 plus years old.

DCA4-2540

                                                         WAREHOUSE BUILDING SALE
--------------------------------------------------------------------------------

I-8                                              Sale

Building Name:                                   Eastport I, II, and III

Location:                                        5600-5700 Eastport Blvd
                                                 Richmond, Henrico, VA

Parcel Number:                                   181-((1))-(A)

Grantor:                                         CSX Realty, Inc.

Grantee:                                         Easport Associates, LP

Date of Sale:                                    12/30/94

Recording Data:                                  2525/548

Recording Date:                                  01/17/95

Physical Description:

  Land Area:                                     817,186 Square Feet
                                                 18.76 Acres
  Gross Building Area:                           330,103 Square Feet
  Net Rentable Area:                             330,103 Square Feet
  Finished Office Area:                          10.6 %
  % Air Conditioned:                             10.6 %
  Clear Ceiling Height:                          27.0 feet
  Sprinklered:                                   Yes
  Year Built:                                    1989
  Land/Building Ratio:                           2.5:1
  Rail Access:                                   No
  Dock High:                                     Yes
  Condition:                                     Good
  Construction Type:                             Brick/steel/block
  Zoning:                                        Warehouse Distribution

Sale Price:                                      $10,850,219

Terms of Sale:                                   3rd Party financing
                                                 Cash to seller

Appraisal Indicators:
  Overall Rate (OAR):                            10.5%

Sale Price/Square Foot (GSF):                    $32.87

Sale Price/Square Foot (RSF):                    $32.87

                                                         WAREHOUSE BUILDING SALE
--------------------------------------------------------------------------------

I-8 Continued
COMMENTS:
  One building has a ceiling height of only 17 feet; the others have 27 feet ceilings.

  The purchase contract also provided buyer with an option to buy another 4.094 acres at the then current market value, but in no event less than $65,000 per acre. Option expires 12/2002.

  According to grantee, the capitalization rate was a blend of roughly 11% for flex space and 10% for shell or bulk storage space.

DCA4-2541

                                                         WAREHOUSE BUILDING SALE
--------------------------------------------------------------------------------

I-9                                              Sale

Location:                                        2511-2523 Briton's Hill Road
                                                 Britton's Hill/Danbey Center
                                                 Henrico, VA

Parcel Number:                                   96-Bl-24

Grantor:                                         New England Mutual Life Ins.
                                                 Company

Grantee:                                         RF & P Corporation

Date of Sale:                                    01/18/94

Recording Data:                                  Deed Book 2490, Page 1722

Physical Description:

 Land Area:                                      356,321 Square Feet
                                                 8.18 Acres
 Gross Building Area:                            132,103 Square Feet
 Finished Office Area:                           15.0 %
 Clear Ceiling Height:                           24.0 feet
 Sprinklered:                                    Yes
 Year Built:                                     1987
 Land/Building Ratio:                            2.70:1
 Rail Access:                                    No
 Dock High:                                      Yes
 Condition:                                      Average
 Construction Type:                              masonry
 Zoning:                                         M-1. Light Industrial District

Sale Price:                                      $4,335,000

Terms of Sale:                                   All Cash to Seller

Economic Indicators:
 Effective Gross Income:                         $541,776
 Less: Operating Expenses:                       $92,225
 Net Operating Income:                           $449,551

Sale Price/Square Foot (GSF):                    $32.82

Loading System                                   22 Dock High Bays

COMMENTS:
 This the recent sale of a multi-tenant warehouse in

                                                         WAREHOUSE BUILDING SALE
--------------------------------------------------------------------------------

I-9 Continued
 Britton's Hill Industrial park situated immediately west of the junction of Interstates 64, 95 and 195. It was in average conditon at the sale. The grantee purchased the property based on stabilized net operating income and capitalization rate of 10.37%. It is an investment based purchase. Four tenants occupy
 100% of the improvements, to include Owen & Minor, Inc.
 (58,375 square feet), Norandex, Inc. (12,682 square feet), ColorTree, Inc. (45,046 sqaure feet) and AT&T
 Resource Manangement Corporation (16,000 square feet). This transaction is considered arms-length.
 Estimated marketing time equalled 18+ months.

DCA4-4248

                                                                         Addenda
================================================================================


                                Investor Survey

--------------------------------------------------------------------------------
CUSHMAN & WAKEFIELD VALUATION ADVISORY SERVICES NATIONAL INVESTOR SURVEY
                                                                   - AUTUMN 1996
--------------------------------------------------------------------------------

                                   CAPITALIZATION RATES             INTERNAL                 GROWTH RATES         TYPICAL PROJECTION
                                GOING-IN          TERMINAL       RATE OF RETURN        INCOME           EXPENSES      PERIOD (YEARS)
                          ----------------------------------------------------------------------------------------------------------
                              LOW     HIGH      LOW     HIGH      LOW     HIGH      LOW      HIGH     LOW      HIGH    LOW    HIGH
                          ----------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
CLASS A - LEASED ASSET                                                                                   OFFICE MARKET - URBAN/CBD
------------------------------------------------------------------------------------------------------------------------------------

                              9.5%    10.0%    10.0%    10.0%    11.5%    11.5%     3.0%     3.0%     3.0%     4.0%    10.0   10.0
                              9.5%    10.0%    10.0%    10.5%    15.0%    15.0%     4.0%     4.0%     4.0%     4.0%     5.0    7.0
                              8.0%     9.0%     8.5%     8.5%    11.0%    12.0%     4.0%     4.0%     4.0%     4.0%    10.0   10.0
                             13.0%    13.0%      --       --     14.0%    14.0%     5.0%     5.0%     3.0%     3.0%     5.0    7.0
                              8.0%     8.0%     8.5%     8.5%    10.5%    10.5%     0.0%     8.0%     3.0%     5.0%    10.0   10.0
                              9.3%     9.3%    10.3%    10.3%    11.5%    11.5%     3.8%     4.0%     4.3%     4.3%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                              8.0%     9.0%     8.5%     9.0%    10.5%    11.5%     3.0%     3.5%     3.0%     3.5%    10.0   10.0
                             10.0%    10.0%    10.0%    10.0%    12.5%    12.5%     3.0%     3.0%     3.0%     3.0%    10.0   10.0
                              9.0%     9.0%     9.0%    10.0%    11.0%    11.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0
                              8.0%     9.0%     8.0%     9.0%    10.0%    12.0%     4.0%     4.0%     4.0%     4.0%     5.0   10.0

Responses                      11       11       10       10       11       11       11       11       11       11       11     11
Average (%)                   9.2%     9.6%     9.2%     9.7%    11.7%    12.0%     3.3%     4.2%     3.4%     3.9%     8.5    9.5

------------------------------------------------------------------------------------------------------------------------------------
CLASS B - LEASED ASSET
------------------------------------------------------------------------------------------------------------------------------------

                             10.0%    10.0%     9.0%     9.5%    11.0%    12.0%     4.0%     4.0%     4.0%     4.0%    10.0   10.0
                              9.5%     9.5%    10.0%    10.0%    12.0%    12.0%     0.0%     8.0%     3.0%     5.0%    10.0   10.0
                              9.5%     9.5%    10.5%    10.5%    11.5%    11.5%     3.8%     4.0%     4.3%     4.3%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                              9.5%    10.0%    10.0%    11.0%    12.0%    12.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0
                             15.0%    15.0%      --       --     20.0%    20.0%     5.0%     5.0%     3.0%     3.0%     5.0    7.0
                              9.0%    10.0%      --       --       --       --       --       --       --       --       --     --
                              9.0%    10.0%     9.0%    10.0%    12.0%    13.0%     4.0%     4.0%     4.0%     4.0%     5.0   10.0
Responses                       8        8        6        6        7        7        7        7        7        7        7      7
Average (%)                  10.0%    10.4%     9.7%    10.3%    12.8%    13.1%     3.3%     4.7%     3.5%     4.0%     8.3    9.7

------------------------------------------------------------------------------------------------------------------------------------
CLASS A - VALUE ADDED
------------------------------------------------------------------------------------------------------------------------------------

                              8.0%     9.0%     9.5%    10.0%    15.0%    15.0%     4.0%     4.0%     4.0%     4.0%     5.0    7.0
                              8.0%    10.0%     8.5%     9.0%    11.0%    12.0%     4.0%     4.0%     4.0%     4.0     10.0   10.0
                             10.0%    10.0%    10.0%    10.0%    13.0%    13.0%     0.0%     8.0%     3.0%     5.0%    10.0   10.0
                             10.0%    11.0%    10.0%    11.0%    16.0%    20.0%     4.0%     4.0%     3.0%     3.0%     5.0    5.0
                              9.5%     9.5%    10.5%    10.5%    11.5%    11.5%     3.8%     4.0%     4.3%     4.3%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                             12.0%    12.0%      --       --     13.0%    13.0%     5.0%     5.0%     3.0%     3.0%     5.0    7.0
                              9.0%     9.0%     9.0%    10.0%    13.0%    13.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0
                               --       --       --       --     12.0%    13.0%     4.0%     4.0%     4.0%     4.0      5.0   10.0
Responses                     8       8         7        7        9        9        9        9        9        9        9      9
Average (%)                   9.4%    10.0%     9.6%    10.2%    12.8%    13.5%     3.5%     4.6%     3.5%     3.9%     7.6    8.9

------------------------------------------------------------------------------------------------------------------------------------
CLASS B - VALUE ADDED
------------------------------------------------------------------------------------------------------------------------------------

                             12.0%    12.0%    12.0%    12.0%    15.0%    15.0%     0.0%     8.0%     3.0%     5.0%    10.0   10.0
                             10.0%    11.0%    10.0%    11.0%    16.0%    20.0%     4.0%     4.0%     3.0%     3.0%     5.0    5.0
                              9.8%     9.8%    10.8%    10.8%    11.5%    11.5%     3.8%     4.0%     4.3%     4.3%    10.0   10.0
                             14.0%    14.0%      --       --     20.0%    20.0%     5.0%     5.0%     3.0%     3.0%     5.0    7.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                             10.0%    10.0%    10.0%    11.0%    14.0%    14.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0

Responses                     6        6        5        5        6        6        6        6        6        6        6      6
Average (%)                  10.7%    11.0%    10.5%    11.2%    14.6%    15.3%     3.2%     4.6%     3.3%     3.9%     8.0    8.8

                            --------------------------------------------------------------------------------------------------------
Total Responses              33       33       28       28       33       33       33       33       33       33       33     33
Weighted Average (%)          9.8%    10.3%     9.7%    10.3%    13.0%    13.5%     3.3%     4.6%     3.4%     3.9%     8.1    9.2
                            --------------------------------------------------------------------------------------------------------

      "Leased Asset" refers to predominantly "passive" investments involving substantially leased Properties

      "Value Added" denotes properties which require more active management due to leasing issues and/or additional capital investment for physical issues


8 REAL ESTATE OUTLOOK

--------------------------------------------------------------------------------
CUSHMAN & WAKEFIELD VALUATION ADVISORY SERVICES NATIONAL INVESTOR SURVEY
                                                                   - AUTUMN 1996
--------------------------------------------------------------------------------

                                   CAPITALIZATION RATES             INTERNAL                 GROWTH RATES         TYPICAL PROJECTION
                                GOING-IN          TERMINAL       RATE OF RETURN        INCOME           EXPENSES      PERIOD (YEARS)
                          ----------------------------------------------------------------------------------------------------------
                              LOW     HIGH      LOW     HIGH      LOW     HIGH      LOW      HIGH     LOW      HIGH    LOW    HIGH
                          ----------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
CLASS A - LEASED ASSET                                                                           OFFICE MARKET - SUBURBAN/NON - CBD
------------------------------------------------------------------------------------------------------------------------------------

                              9.5%     9.5%    10.5%    10.5%    10.5%    10.5%     3.0%     3.0%     3.0%     3.0%    10.0   10.0
                              8.5%     8.5%     9.3%     9.3%    11.3%    11.3%     4.0%     4.0%     4.0%     4.0%    10.0   10.0
                             11.0%    11.0%      --       --     12.0%    12.0%     5.0%     3.0%     3.0%     3.0%     5.0    7.0
                              8.5%    10.0%     9.0%    10.5%    11.0%    12.5%     3.5%     3.5%     3.5%     3.5%    10.0   10.0
                              8.0%    10.0%     9.5%    10.0%    11.5%    12.0%     4.0%     6.0%     4.0%     4.0%    10.0   10.0
                             l0.0%    11.0%    10.5%    11.0%    12.0%    12.0%     3.0%     3.0%     3.0%     3.0%    10.0   10.0
                              8.0%     9.0%     8.5%     8.5%    11.0%    12.0%     4.0%     4.0%     4.0%     4.0%    10.0   10.0
                              8.0%     8.0%     8.5%     8.5%    10.5%    10.5%     0.0%     8.0%     3.0%     5.0%    10.0   10.0
                              9.1%     9.1%    10.1%    l0.1%    11.5%    11.5%     3.8%     4.0%     4.3%     4.3%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                              8.5%    10.0%     9.0%    10.5%    11.0%    11.5%     3.0%     3.5%     3.0%     3.5%    10.0   10.0
                              9.0%     9.0%    10.0%    10.0%    11.5%    11.5%     4.0%     4.0%     4.0%     4.0%    10.0   10.0
                              9.0%     9.0%     9.0%     9.0%    12.0%    13.0%     4.0%     7.0%     4.0%     4.0%     5.0    7.0
                              9.0%     9.0%     9.0%    10.0%    11.0%    11.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0
                              8.0%    10.0%      --       --       --       --       --       --       --       --       --
                              8.0%     9.0%     8.0%     9.0%    10.0%    12.0%     5.0%     5.0%     4.0%     4.0%     5.0   10.0
Responses                    16       16       14       14       15       15       15       15       15       15       15     15
Average (%)                   8.8%     9.5%     9.3%     9.9%    11.2%    11.6%     3.5%     4.4%     3.6%     3.8%     8.9    9.7

------------------------------------------------------------------------------------------------------------------------------------
CLASS B - LEASED ASSET
------------------------------------------------------------------------------------------------------------------------------------

                              9.5%     9.5%    10.5%    10.5%    10.5%    10.5%     3.0%     3.0%     3.0%     3.0%    10.0   10.0
                              8.8%     8.8%     9.5%     9.5%    11.8%    11.8%     3.5%     3.5%     3.5%     3.5%    10.0   10.0
                             12.0%    12.0%      --       --     18.0%    18.0%     5.0%     3.0%     3.0%     3.0%     5.0    7.0
                             10.5%    10.5%    10.0%    10.0%    11.0%    13.0%     2.0%     2.0%     2.0%     2.0%    10.0   10.0
                              8.0%    10.0%     9.5%    10.0%    11.0%    12.0%     4.0%     6.0%     4.0%     4.0%    10.0   10.0
                              9.0%    10.0%     9.0%     9.5%    11.0%    12.0%     4.0%     4.0%     4.0%     4.0%    10.0   10.0
                              9.5%     9.5%    10.0%    10.0%    11.0%    11.0%     0.0%     8.0%     3.0%     5.0%    10.0   10.0
                              9.4%     9.4%    10.4%    10.4%    11.5%    11.5%     3.8%     4.0%     4.3%     4.3%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                             10.0%    10.0%    10.0%    10.0%    14.0%    15.0%     4.0%     7.0%     4.0%     4.0%     5.0    7.0
                              9.0%     9.0%     9.0%    10.0%    11.0%    11.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0
                             10.0%    11.0%      --       --       --       --       --       --       --       --       --     --
                             10.0%    11.0%    10.0%    11.0%    12.0%    13.0%     5.0%     5.0%     4.0%     4.0%     5.0   10.0

Responses                    13       13       11       11       12       12       12       12       12       12       12     12
Average (%)                   9.5%    10.0%     9.8%    10.2%    12.0%    12.5%     3.4%     4.5%     3.4%     3.7%     8.6    9.6

------------------------------------------------------------------------------------------------------------------------------------
CLASS A - VALUE ADDED
------------------------------------------------------------------------------------------------------------------------------------

                             10.0%    10.0%      --       --     13.0%    13.0%     3.0%     3.0%     3.0%     3.0%     5.0    7.0
                              8.0%    10.0%     8.5%     9.0%    11.0%    12.0%     4.0%     4.0%     4.0%     4.0%    10.0   10.0
                             10.0%    10.0%    10.0%    10.0%    12.5%    12.5%     0.0%     8.0%     3.0%     5.0%    10.0   10.0
                             10.0%    11.0%    10.0%    11.0%    16.0%    20.0%     4.0%     4.0%     3.0%     3.0%     5.0    5.0
                              9.4%     9.4%    10.4%    10.4%    11.5%    11.5%     3.8%     4.0%     4.3%     4.3%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                              6.0%     6.0%     9.0%     9.0%    17.0%    20.0%     4.0%     7.0%     4.0%     4.0%     5.0    7.0
                              9.0%     9.0%     9.0%    10.0%    13.0%    13.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0
                              8.0%    10.0%      --       --       --       --       --       --       --       --       --     --
                             12.0%    12.0%    10.0%    10.0%    16.0%    16.0%     3.0%     3.0%     3.0%     3.0%     2.0    2.0

Responses                    10       10        8        8        9        9        9        9        9        9        9      9
Average (%)                   9.1%     9.7%     9.5%    10.0%    13.4%    14.3%     3.1%     4.6%     3.4%     3.8%     7.2    8.0

------------------------------------------------------------------------------------------------------------------------------------
CLASS B - VALUE ADDED
------------------------------------------------------------------------------------------------------------------------------------

                             11.0%    11.0%      --       --     18.0%    18.0%     3.0%     3.0%     3.0%     3.0%     5.0    7.0
                             10.5%    10.5%    10.0%    10.0%    11.0%    13.0%     2.0%     2.0%     2.0%     2.0%    10.0   10.0
                             11.0%    11.0%    11.0%    11.0%    14.0%    14.0%     0.0%     8.0%     3.0%     5.0%    10.0   10.0
                             10.0%    11.0%    10.0%    11.0%    16.0%    20.0%     4.0%     4.0%     3.0%     3.0%     5.0    5.0
                              9.6%     9.6%    10.6%    10.6%    11.5%    11.5%     3.8%     4.0%     4.3%     4.3%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                              6.0%     6.0%    10.0%    10.0%    20.0%    20.0%     4.0%     7.0%     4.0%     4.0%     5.0    7.0
                              9.0%     9.0%     9.0%    10.0%    13.0%    13.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0
                              9.0%    10.0%      --       --       --       --       --       --       --       --       --     --
                             12.0%    12.0%    10.0%    10.0%    16.0%    16.0%     3.0%     3.0%     3.0%     3.0%     2.0    2.0

Responses                    10       10        8        8        9        9        9        9        9        9        9      9
Average (%)                   9.7%    10.0%    10.0%    10.5%    14.5%    15.2%     2.9%     4.3%     3.2%     3.6%     7.2    8.0

                            --------------------------------------------------------------------------------------------------------
Total Responses              49       49       41       41       45       45       45       45       45       45       45     45
Weighted Average (%)          9.3%     9.8%     9.7%    10.1%    12.8%    13.4%     3.2%     4.4%     3.4%     3.7%     8.0    8.8
                            --------------------------------------------------------------------------------------------------------

                                                                   AUTUMN 1996 9

--------------------------------------------------------------------------------
CUSHMAN & WAKEFIELD VALUATION ADVISORY SERVICES NATIONAL INVESTOR SURVEY
                                                                   - AUTUMN 1996
--------------------------------------------------------------------------------

                                   CAPITALIZATION RATES             INTERNAL                 GROWTH RATES         TYPICAL PROJECTION
                                GOING-IN          TERMINAL       RATE OF RETURN        INCOME           EXPENSES      PERIOD (YEARS)
                          ----------------------------------------------------------------------------------------------------------
                              LOW     HIGH      LOW     HIGH      LOW     HIGH      LOW      HIGH     LOW      HIGH    LOW    HIGH
                          ----------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
CLASS A - LEASED ASSET                                                                  INDUSTRIAL MARKET - WAREHOUSE/DISTRIBUTION
------------------------------------------------------------------------------------------------------------------------------------

                              9.2%     9.2%     9.5%     9.5%    10.0%    10.0%     3.0%     3.0%     3.0%     3.0%    10.0   10.0
                              8.5%     8.5%     9.3%     9.3%    11.0%    11.0%     4.0%     4.0%     4.0%     4.0%    10.0   10.0
                              8.5%    10.0%     9.5%    10.0%    11.0%    12.0%     3.5%     3.5%     3.5%     3.5%    10.0   10.0
                              9.0%     9.0%     9.5%     9.5%    11.0%    11.0%     3.0%     4.0%     3.0%     4.0%    10.0   10.0
                              8.0%     8.0%     8.5%     8.5%    10.5%    10.5%     0.0%     8.0%     3.0%     5.0%    10.0   10.0
                              9.5%     9.5%    10.0%    10.0%    11.5%    11.5%     3.3%     3.3%     3.5%     3.5%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                              8.5%    10.0%     9.0%    10.5%    11.0%    11.5%     3.0%     3.5%     3.0%     3.5%    10.0   10.0
                              9.0%     9.0%    10.0%    10.0%    11.0%    11.0%     3.0%     3.0%     3.0%     3.0%    10.0   10.0
                              9.0%     9.0%     9.5%     9.5%    10.5%    10.5%     3.0%     4.0%     3.0%     4.0%     7.0   10.0

Responses                    10       10       10       10       10       10       10       10       10       10       10     10
Average (%)                   8.8%     9.2%     9.4%     9.8%    10.9%    11.0%     2.9%     4.0%     3.3%     3.8%     9.8   10.1

------------------------------------------------------------------------------------------------------------------------------------
CLASS B - LEASED ASSET
------------------------------------------------------------------------------------------------------------------------------------

                              9.2%     9.2%     9.5%     9.5%    10.0%    10.0%     3.0%     3.0%     3.0%     3.0%    10.0   10.0
                              8.8%     8.8%     9.5%     9.5%    11.3%    11.3%     3.5%     3.5%     3.5%     3.5%    10.0   10.0
                              9.5%     9.5%    10.0%    10.0%    11.5%    11.5%     3.0%     4.0%     3.0%     4.0%    10.0   10.0
                             10.0%    10.0%    11.0%    11.0%    12.0%    12.0%     0.0%     8.0%     3.0%     5.0%    10.0   10.0
                              9.8%     9.8%    10.3%    10.3%    11.5%    11.5%     3.3%     3.3%     3.5%     3.5%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                              9.5%     9.5%    10.0%    10.0%    11.0%    11.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0

Responses                     7        7        7        7        7        7        7        7        7        7        7      7
Average (%)                   9.3%     9.5%    10.0%    10.2%    11.2%    11.2%     2.8%     4.3%     3.2%     3.9%     9.7   10.1

------------------------------------------------------------------------------------------------------------------------------------
CLASS A - VALUE ADDED
------------------------------------------------------------------------------------------------------------------------------------

                             11.0%    11.0%    12.0%    12.0%    13.0%    13.0%     0.0%     8.0%     3.0%     5.0%    10.0   10.0
                              9.8%     9.8%    10.3%    10.3%    11.5%    11.5%     3.3%     3.3%     3.5%     3.5%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                              9.5%     9.5%    10.0%    10.0%    12.0%    12.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0

Responses                     4        4        4        4        4        4        4        4        4        4        4      4
Average (%)                   9.7%     9.9%    10.4%    10.8%    11.9%    11.9%     2.4%     4.8%     3.3%     4.1%     9.5   10.3

------------------------------------------------------------------------------------------------------------------------------------
CLASS B - VALUE ADDED
------------------------------------------------------------------------------------------------------------------------------------

                             12.0%    12.0%    13.0%    13.0%    14.0%    14.0%     0.0%     8.0%     3.0%     5.0%    10.0   10.0
                             10.0%    10.0%    10.5%    10.5%    11.5%    11.5%     3.3%     3.3%     3.5%     3.5%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                             10.0%    10.0%    10.5%    10.5%    13.0%    13.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0

Responses                     4        4        4        4        4        4        4        4        4        4        4      4
Average (%)                  10.1%    10.4%    10.9%    11.3%    12.4%    12.4%     2.4%     4.8%     3.3%     4.1%     9.5   10.3

                            --------------------------------------------------------------------------------------------------------
Total Responses              25       25       25       25       25       25       25       25       25       25       25     25
Weighted Average (%)          9.5%     9.7%    10.2%    10.5%    11.6%    11.6%     2.6%     4.5%     3.2%     4.0%     9.6   10.2
                            --------------------------------------------------------------------------------------------------------

      "Leased Asset" refers to predominantly "passive" investments involving substantially leased Properties

      "Value Added" denotes properties which require more active management due to leasing issues and/or additional capital investment for physical issues


10 REAL ESTATE OUTLOOK

--------------------------------------------------------------------------------
CUSHMAN & WAKEFIELD VALUATION ADVISORY SERVICES NATIONAL INVESTOR SURVEY
                                                                   - AUTUMN 1996
--------------------------------------------------------------------------------

                                   CAPITALIZATION RATES             INTERNAL                 GROWTH RATES         TYPICAL PROJECTION
                                GOING-IN          TERMINAL       RATE OF RETURN        INCOME           EXPENSES      PERIOD (YEARS)
                          ----------------------------------------------------------------------------------------------------------
                              LOW     HIGH      LOW     HIGH      LOW     HIGH      LOW      HIGH     LOW      HIGH    LOW    HIGH
                          ----------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
CLASS A - LEASED ASSET                                          INDUSTRIAL MARKET - BUSINESS PARKS, OTHER INDUSTRIAL & MANUFACTURING
------------------------------------------------------------------------------------------------------------------------------------

                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                              9.5%     9.5%    10.0%    10.0%    12.0%    12.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    10.0   10.0
                              9.0%     9.0%      --       --     12.0%    12.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0
Responses                     4        4        3        3        4        4        4        4        4        4        4      4
Average (%)                   8.9%     9.4%     9.7%    10.7%    11.5%    11.5%     3.3%     4.0%     3.3%     4.0%     8.8   10.3

------------------------------------------------------------------------------------------------------------------------------------
CLASS B - LEASED ASSET
------------------------------------------------------------------------------------------------------------------------------------

                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                             10.0%    10.0%    10.5%    10.5%    12.0%    12.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    10.0   10.0
                             10.0%    10.0%      --       --     12.0%    12.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0

Responses                     4        4        3        3        4        4        4        4        4        4        4      4
Average (%)                   9.3%     9.8%     9.8%    10.8%    11.5%    11.5%     3.3%     4.0%     3.3%     4.0%     8.8   10.3

------------------------------------------------------------------------------------------------------------------------------------
CLASS A - VALUE ADDED
------------------------------------------------------------------------------------------------------------------------------------

                             10.0%    11.0%    10.0%    11.0%    16.0%    20.0%     4.0%     4.0%     3.0%     3.0%     5.0    5.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                             10.0%    10.0%    10.5%    10.5%    12.0%    12.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                             10.0%    10.0%      --       --     12.0%    12.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0

Responses                     5        5        4        4        5        5        5        5        5        5        5      5
Average (%)                   9.4%    10.0%     9.9%    10.9%    12.4%    13.2%     3.4%     4.0%     3.2%     3.8%     8.2    9.4

------------------------------------------------------------------------------------------------------------------------------------
CLASS B - VALUE ADDED
------------------------------------------------------------------------------------------------------------------------------------

                             10.0%    11.0%    10.0%    11.0%    16.0%    20.0%     4.0%     4.0%     3.0%     3.0%     5.0    5.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                             10.5%    10.5%    11.0%    11.0%    12.0%    12.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0
                              8.5      9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                             10.5%    10.5%      --       --     12.0%    12.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0
Responses                     5        5        4        4        5        5        5        5        5        5        5      5
Average (%)                   9.6%    10.2%    10.0%    11.0%    12.4%    13.2%     3.4%     4.0%     3.2%     3.8%     8.2    9.4

                            --------------------------------------------------------------------------------------------------------
Total Responses              18       18       14       14       18       18       18       18       18       18       18     18
Weighted Average(%)           9.3%     9.8%     9.8%    10.8%    12.0%    12.4%     3.3%     4.0%     3.2%     3.9%     8.5    9.8
                            --------------------------------------------------------------------------------------------------------

      "Leased Asset" refers to predominantly "passive" investments involving substantially leased Properties

      "Value Added" denotes properties which require more active management due to leasing issues and/or additional capital investment for physical issues


                                                                  AUTUMN 1996 11

--------------------------------------------------------------------------------
CUSHMAN & WAKEFIELD VALUATION ADVISORY SERVICES NATIONAL INVESTOR SURVEY
                                                                   - AUTUMN 1996
--------------------------------------------------------------------------------

                                   CAPITALIZATION RATES             INTERNAL                 GROWTH RATES         TYPICAL PROJECTION
                                GOING-IN          TERMINAL       RATE OF RETURN        INCOME           EXPENSES      PERIOD (YEARS)
                          ----------------------------------------------------------------------------------------------------------
                              LOW     HIGH      LOW     HIGH      LOW     HIGH      LOW      HIGH     LOW      HIGH    LOW    HIGH
                          ----------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
CLASS A - LEASED ASSET                                                             RETAIL MARKET - NEIGHBORHOOD & COMMUNITY CENTERS
------------------------------------------------------------------------------------------------------------------------------------

                              9.0%    10.5%     9.5%    10.5%    11.0%    12.5%     3.5%     3.5%     3.5%     3.5%    10.0   10.0
                              9.5%    10.0%    10.0%    10.0%    12.5%    12.5%     3.0%     3.0%     3.0%     3.0%    10.0   10.0
                             10.0%    10.0%    10.5%    10.5%    15.0%    15.0%     4.0%     4.0%     4.0%     4.0%     5.0    7.0
                             10.3%    10.3%    10.8%    10.8%    13.0%    13.0%     2.0%     2.0%     4.0%     4.0%     7.0    7.0
                              9.0%     9.0%    10.0%    10.0%    10.0%    10.0%     0.0%     6.0%     2.0%     5.0%    10.0   10.0
                              9.8%     9.8%    10.3%    10.3%    11.5%    11.5%     3.8%     4.0%     4.0%     4.0%    10.0   10.0
                              9.0%    10.0%      --       --       --       --      3.0%     3.0%     4.0%     4.0%    10.0   10.0
                              9.0%     9.0%     9.5%    10.0%    11.0%    11.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0

Responses                     9        9        8        8        8        8        9        9        9        9        9      9
Average (%)                   9.3%     9.8%    10.0%    10.4%    11.9%    12.1%     2.9%     3.7%     3.4%     3.9%     8.9    9.4

------------------------------------------------------------------------------------------------------------------------------------
CLASS B - LEASED ASSET
------------------------------------------------------------------------------------------------------------------------------------

                             10.8%    10.8%    11.3%    11.3%    14.0%    14.0%     2.0%     2.0%     4.0%     4.0%     7.0    7.0
                             10.0%    10.0%    11.0%    11.0%    12.0%    12.0%     0.0%     6.0%     2.0%     5.0%    10.0   10.0
                              9.0%    10.0%      --       --       --       --      3.0%     3.0%     4.0%     4.0%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                              9.5%     9.5%    10.0%    11.0%    12.0%    12.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0
                              9.5%    10.5%      --       --       --       --       --       --       --       --       --     --

Responses                     6        6        4        4        4        4        5        5        5        5        5      5
Average (%)                   9.5%    10.0%    10.4%    11.1%    12.3%    12.3%     2.3%     3.8%     3.3%     4.2%     9.0    9.6

------------------------------------------------------------------------------------------------------------------------------------
CLASS A - VALUE ADDED
------------------------------------------------------------------------------------------------------------------------------------

                             11.0%    11.0%    12.0%    12.0%    13.0%    13.0%     0.0%     6.0%     2.0%     5.0%    10.0   10.0
                             10.0%    11.0%    10.0%    11.0%    16.0%    20.0%     4.0%     4.0%     3.0%     3.0%    10.0   10.0
                              9.0%    10.0%      --       --       --       --      3.0%     3.0%     4.0%     4.0%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                              9.5%     9.5%     9.5%    10.0%    13.0%    13.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0
                              9.0%    10.0%                        --       --       --       --       --       --       --     --
                             11.0%    11.0%     9.5%     9.5%    16.0%    16.0%     3.0%     3.0%     3.0%     3.0%     3.0    3.0

Responses                     7        7        5        5        5        5        6        6        6        6        6      6
Average (%)                   9.7%    10.3%    10.1%    10.7%    13.8%    14.6%     2.8%     4.0%     3.1%     3.8%     8.5    9.0

------------------------------------------------------------------------------------------------------------------------------------
CLASS B - VALUE ADDED
------------------------------------------------------------------------------------------------------------------------------------

                             13.0%    13.0%    14.0%    14.0%    14.0%    14.0%     0.0%     6.0%     2.0%     5.0%    10.0   10.0
                             10.0%    11.0%    10.0%    11.0%    16.0%    20.0%     4.0%     4.0%     3.0%     3.0%    10.0   10.0
                              9.0%    10.0%      --       --       --       --      3.0%     3.0%     4.0%     4.0%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                             10.0%    10.0%    10.0%    11.0%    14.0%    14.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0
                             11.0%    11.0%    10.5%    10.5%    16.0%    16.0%     3.0%     3.0%     3.0%     3.0%     3.0    3.0

Responses                     6        6        5        5        5        5        6        6        6        6        6      6
Average (%)                  10.3%    10.8%    10.8%    11.5%    14.2%    15.0%     2.8%     4.0%     3.1%     3.8%     8.5    9.0

                            --------------------------------------------------------------------------------------------------------
Total Responses              28       28       22       22       22       22        26       26       26       26       26     26
Weighted Average (%)          9.7%    10.2%    10.3%    10.9%    13.0%    13.5%     2.7%     3.9%     3.2%     4.0%     8.7    9.3
                            --------------------------------------------------------------------------------------------------------

      "Leased Asset" refers to predominantly "passive" investments involving substantially leased Properties

      "Value Added" denotes properties which require more active management due to leasing issues and/or additional capital investment for physical issues


12 REAL ESTATE OUTLOOK

--------------------------------------------------------------------------------
CUSHMAN & WAKEFIELD VALUATION ADVISORY SERVICES NATIONAL INVESTOR SURVEY
                                                                   - AUTUMN 1996
--------------------------------------------------------------------------------

                                   CAPITALIZATION RATES             INTERNAL                 GROWTH RATES         TYPICAL PROJECTION
                                GOING-IN          TERMINAL       RATE OF RETURN        INCOME           EXPENSES      PERIOD (YEARS)
                          ----------------------------------------------------------------------------------------------------------
                              LOW     HIGH      LOW     HIGH      LOW     HIGH      LOW      HIGH     LOW      HIGH    LOW    HIGH
                          ----------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
CLASS A - LEASED ASSET                                                                   RETAIL MARKET - POWER CENTERS & "BIG BOX"
------------------------------------------------------------------------------------------------------------------------------------

                              9.0%     9.0%     9.5%     9.5%    11.0%    11.0%     3.0%     3.0%     3.0%     3.0%    10.0   10.0
                             10.0%    10.0%     9.5%     9.5%    15.0%    15.0%     4.0%     4.0%     4.0%     4.0%     5.0   10.0
                             10.5%    10.5%    10.5%    10.5%    11.0%    12.0%     2.0%     2.0%     3.0%     3.0%    10.0   10.0
                              9.5%     9.5%    10.0%    10.0%    11.4%    11.4%     3.8%     3.8%     4.0%     4.0%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                              9.5%     9.5%     9.5%    10.0%    11.0%    11.5%     3.0%     3.5%     3.0%     3.5%    10.0   10.0
                              9.3%     9.3%     9.5%    10.0%    10.5%    10.5%     3.0%     4.0%     3.0%     4.0%     7.0   10.0
                              9.0%     9.0%      --       --       --       --       --       --       --       --       --     --
                              9.0%     9.5%     9.5%    10.0%    11.0%    11.0%     4.0%     4.0%     4.0%     4.0%    10.0   10.0

Responses                     9        9        8        8        8        8        8        8        8        8        8      8
Average (%)                   9.4%     9.5%     9.7%    10.1%    11.5%    11.7%     3.3%     3.5%     3.4%     3.7%     9.1   10.1

------------------------------------------------------------------------------------------------------------------------------------
CLASS B - LEASED ASSET
------------------------------------------------------------------------------------------------------------------------------------

                             10.8%    10.8%    10.8%    10.8%    11.0%    12.0%     2.0%     3.0%     3.0%     3.0%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                             10.0%    10.0%    10.0%    10.0%    11.0%    11.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0

Responses                     3        3        3        3        3        3        3        3        3        3        3      3
Average (%)                   9.8%    10.1%    10.1%    10.6%    11.0%    11.3%     2.8%     3.7%     3.2%     3.7%     9.3   10.3

------------------------------------------------------------------------------------------------------------------------------------
CLASS A - VALUE ADDED
------------------------------------------------------------------------------------------------------------------------------------

                             10.8%    10.8%    10.8%    10.8%    12.0%    12.0%     2.0%     2.0%     3.0%     3.0%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                              9.5%     9.5%    10.0%    10.0%    13.0%    13.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0

Responses                     3        3        3        3        3        3        3        3        3        3        3      3
Average (%)                   9.6%     9.9%    10.1%    10.6%    12.0%    12.0%     2.8%     3.3%     3.2%     3.7%     9.3   10.3

------------------------------------------------------------------------------------------------------------------------------------
CLASS B - VALUE ADDED
------------------------------------------------------------------------------------------------------------------------------------

                             11.0%    11.0%    10.8%    10.8%    12.0%    12.0%     2.0%     2.0%     3.0%     3.0%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                               --       --       --       --     15.0%    15.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0

Responses                     2        2        2        2        3        3        3        3        3        3        3      3
Average (%)                   9.8%    10.3%    10.1%    10.9%    12.7%    12.7%     2.8%     3.3%     3.2%     3.7%     9.3   10.3

                            --------------------------------------------------------------------------------------------------------
Total Responses              17       17       16       16       17       17       17       17       17       17       17     17
Weighted Average (%)          9.6%     9.9%    10.0%    10.5%    11.8%    11.9%     2.9%     3.5%     3.2%     3.7%     9.3   10.3
                            --------------------------------------------------------------------------------------------------------

      "Leased Asset" refers to predominantly "passive" investments involving substantially leased Properties

      "Value Added" denotes properties which require more active management due to leasing issues and/or additional capital investment for physical issues


                                                                  AUTUMN 1996 13

--------------------------------------------------------------------------------
CUSHMAN & WAKEFIELD VALUATION ADVISORY SERVICES NATIONAL INVESTOR SURVEY
                                                                   - AUTUMN 1996
--------------------------------------------------------------------------------

                                   CAPITALIZATION RATES             INTERNAL                 GROWTH RATES         TYPICAL PROJECTION
                                GOING-IN          TERMINAL       RATE OF RETURN        INCOME           EXPENSES      PERIOD (YEARS)
                          ----------------------------------------------------------------------------------------------------------
                              LOW     HIGH      LOW     HIGH      LOW     HIGH      LOW      HIGH     LOW      HIGH    LOW    HIGH
                          ----------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
CLASS A - LEASED ASSET                                                                               RETAIL MARKET - REGIONAL MALLS
------------------------------------------------------------------------------------------------------------------------------------

                              7.5%     7.5%     8.0%     8.0%    11.3%    11.3%     4.0%     4.0%     4.0%     4.0%    10.0   10.0
                              9.0%     9.0%     9.0%     9.0%    15.0%    15.0%     4.0%     4.0%     4.0%     4.0%     5.0    5.0
                              7.5%     7.5%     7.8%     7.8%    12.0%    12.0%     1.5%     2.0%     3.0%     3.0%    10.0   10.0
                              7.0%     8.0%     8.0%     8.0%    10.5%    11.5%     0.0%     4.0%     3.0%     4.0%    10.0   10.0
                              9.0%      --       --       --       --       --      3.0%     3.0%     4.0%     4.0%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                              8.0%     8.0%     8.0%     9.0%    10.5%    11.0%     3.0%     3.5%     3.0%     3.5%    10.0   10.0
                              8.0%     8.0%     8.5%     8.5%    11.0%    11.0%     4.0%     4.0%     4.0%     4.0%    10.0   10.0
                              7.8%     8.0%     8.3%     8.5%    11.0%    12.0%     2.5%     3.0%     2.5%     3.0%    10.0   10.0
                              7.0%     8.0%     7.0%     8.0%    10.0%    11.0%     4.0%     4.0%     4.0%     4.0%     5.0   10.0

Responses                    10        9        9        9        9        9       10       10       10       10       10     10
Average (%)                   7.9%     8.2%     8.2%     8.6%    11.4%    11.8%     3.0%     3.6%     3.5%     3.8%     9.1    9.6

------------------------------------------------------------------------------------------------------------------------------------
CLASS B - LEASED ASSET
------------------------------------------------------------------------------------------------------------------------------------

                             10.0%    10.0%    10.0%    10.0%    17.0%    17.0%     4.0%     4.0%     4.0%     4.0%     5.0    5.0
                              9.0%     9.0%     9.0%     9.0%    13.5%    13.5%     2.0%     2.0%     4.0%     4.0%     7.0    7.0
                              9.0%    10.0%    10.0%    10.0%    12.0%    14.0%     0.0%     4.0%     3.0%     4.0%    10.0   10.0
                             10.0%      --       --       --       --       --      3.0%     3.0%     4.0%     4.0%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0

Responses                     5        4        4        4        4        4        5        5        5        5        5      5
Average (%)                   9.3%     9.6%     9.6%    10.0%    13.4%    13.9%     2.5%     3.4%     3.7%     4.0%     8.6    8.6

------------------------------------------------------------------------------------------------------------------------------------
CLASS A - VALUE ADDED
------------------------------------------------------------------------------------------------------------------------------------

                             10.0%    10.0%    10.0%    10.0%    18.0%    18.0%     4.0%     4.0%     4.0%     4.0%     5.0    5.0
                             11.0%    11.0%    11.0%    11.0%    13.0%    14.0%     0.0%     4.0%     3.0%     4.0%    10.0   10.0
                              9.0%      --       --       --       --       --      3.0%     3.0%     4.0%     4.0%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                              8.0%     8.5%     8.5%     9.0%    11.5%    12.5%     2.5%     3.0%     2.5%     3.0%    10.0   10.0

Responses                     5        4        4        4        4        4        5        5        5        5        5      5
Average (%)                   9.3%     9.8%     9.8%    10.3%    13.4%    13.9%     2.6%     3.6%     3.4%     3.8%     9.2    9.2

------------------------------------------------------------------------------------------------------------------------------------
CLASS B - VALUE ADDED
------------------------------------------------------------------------------------------------------------------------------------

                             11.0%    11.0%    11.0%    11.0%    20.0%    20.0%     4.0%     4.0%     4.0%     4.0%     5.0    5.0
                             12.5%    12.5%    12.0%    12.0%    14.0%    15.0%     0.0%     4.0%     3.0%     4.0%    10.0   10.0
                             10.0%      --       --       --       --       --      3.0%     3.0%     4.0%     4.0%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                              8.5%     9.0%     9.3%     9.8%    12.0%    13.0%     2.5%     3.0%     2.5%     3.0%    10.0   10.0
                             13.0%    13.0%    11.0%    11.0%    16.0%    16.0%     3.0%     3.0%     3.0%     3.0%     3.0    3.0

Responses                     6        5        5        5        5        5        6        6        6        6        6      6
Average (%)                  10.6%    11.0%    10.6%    11.0%    14.6%    15.0%     2.7%     3.5%     3.3%     3.7%     8.2    8.2

                            --------------------------------------------------------------------------------------------------------
Total Responses              26       22       22       22       22       22       26       26       26       26       26     26
Weighted Average (%)          9.3%     9.6%     9.5%    10.0%    13.2%    13.6%     2.7%     3.5%     3.5%     3.8%     8.8    8.9
                            --------------------------------------------------------------------------------------------------------

      "Leased Asset" refers to predominantly "passive" investments involving substantially leased Properties

      "Value Added" denotes properties which require more active management due to leasing issues and/or additional capital investment for physical issues


14 REAL ESTATE OUTLOOK

--------------------------------------------------------------------------------
CUSHMAN & WAKEFIELD VALUATION ADVISORY SERVICES NATIONAL INVESTOR SURVEY
                                                                   - AUTUMN 1996
--------------------------------------------------------------------------------

                                   CAPITALIZATION RATES             INTERNAL                 GROWTH RATES         TYPICAL PROJECTION
                                GOING-IN          TERMINAL       RATE OF RETURN        INCOME           EXPENSES      PERIOD (YEARS)
                          ----------------------------------------------------------------------------------------------------------
                              LOW     HIGH      LOW     HIGH      LOW     HIGH      LOW      HIGH     LOW      HIGH    LOW    HIGH
                          ----------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
CLASS A - LEASED ASSET                                                                                     RESIDENTIAL - APARTMENTS
------------------------------------------------------------------------------------------------------------------------------------

                              8.5%    10.0%     9.0%    10.5%      --       --       --       --      3.5%     3.5%     1.0    1.0
                              8.5%     9.0%     9.0%     9.0%    11.0%    11.0%     3.0%     3.0%     3.0%     3.0%    10.0   10.0
                              9.8%     9.8%    10.0%    10.0%    15.0%    15.0%     4.0%     4.0%     4.0%     4.0%     5.0    7.0
                              8.3%     9.0%     9.0%     9.5%    10.5%    11.5%     3.0%     4.0%     3.0%     4.0%    10.0   10.0
                              7.5%     8.5%     8.0%     9.0%    10.0%    11.0%     0.0%     5.0%     3.0%     5.0%    10.0   10.0
                              8.8%     8.8%     9.0%     9.0%    11.3%    11.3%     3.8%     4.0%     4.0%     4.0%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                              8.5%     9.0%     9.0%     9.5%    10.0%    11.5%     3.0%     4.0%     3.0%     3.0%    10.0   10.0
                              8.5%     9.0%     8.5%     9.0%      --       --      3.0%     3.5%     3.0%     3.5%    10.0   10.0
                              8.8%     9.0%     9.0%     9.5%    11.0%    11.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0

Responses                    10       10       10       10        8        8        9        9       10       l0       l0     10
Average (%)                   8.6%     9.2%     9.0%     9.6%    11.2%    11.7%     2.9%     3.9%     3.3%     3.8%     8.4    8.9

------------------------------------------------------------------------------------------------------------------------------------
CLASS B - LEASED ASSET
------------------------------------------------------------------------------------------------------------------------------------

                              9.0%     9.5%     9.5%    10.0%    11.0%    12.0%     3.0%     4.0%     3.0%     4.0%    10.0   10.0
                              9.0%    10.0%    10.0%    10.0%    11.0%    12.5%     0.0%     5.0%     3.0%     5.0%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                              9.0%    10.0%    10.0%    10.5%    10.5%    12.0%     3.0%     4.0%     3.0%     3.0%    10.0   10.0
                              9.0%     9.5%     9.5%    10.0%    11.5%    11.5%     3.0%     4.0%     3.0%     4.0%     7.0   10.0

Responses                     5        5        5        5        5        5        5        5        5        5        5      5
Average (%)                   8.9%     9.7%     9.7%    10.3%    11.0%    11.8%     2.5%     4.2%     3.1%     4.0%     9.6   10.2

------------------------------------------------------------------------------------------------------------------------------------
CLASS A - VALUE ADDED
------------------------------------------------------------------------------------------------------------------------------------

                             10.0%    11.0%    11.0%    11.0%    12.5%    13.5%     0.0%     5.0%     3.0%     5.0%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                              8.0%     8.0%     9.0%     9.0%    11.0%    12.0%     4.0%     6.0%     3.0%     3.0%     3.0    5.0
                              9.0%     9.0%     9.5%    10.0%    12.0%    12.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0

Responses                     4        4        4        4        4        4        4        4        4        4        4      4
Average (%)                   8.9%     9.4%     9.8%    10.3%    11.6%    12.1%     2.6%     4.8%     3.1%     4.0%     7.8    9.0

------------------------------------------------------------------------------------------------------------------------------------
CLASS B - VALUE ADDED
------------------------------------------------------------------------------------------------------------------------------------

                             12.0%    13.0%    13.0%    13.0%    13.0%    15.0%     0.0%     5.0%     3.0%     5.0%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                              8.0%     8.0%    10.0%    10.0%    11.0%    13.0%     4.0%     6.0%     3.0%     3.0%     3.0    5.0
                              9.5%    10.0%    10.0%    11.0%    13.0%    13.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0

Responses                      4        4        4        4        4        4        4        4        4        4        4      4
Average (%)                   9.5%    10.1%    10.6%    11.3%    12.0%    13.0%     2.6%     4.8%     3.1%     4.0%     7.8    9.0

Total Responses              23       23       23       23       21       21       22       22       23       23       23     23
Weighted Average (%)          9.0%     9.6%     9.8%    10.4%    11.5%    12.1%     2.7%     4.4%     3.2%     4.0%     8.4    9.3

      "Leased Asset" refers to predominantly "passive" investments involving substantially leased Properties

      "Value Added" denotes properties which require more active management due to leasing issues and/or additional capital investment for physical issues


                                                                  AUTUMN 1996 15

--------------------------------------------------------------------------------
CUSHMAN & WAKEFIELD VALUATION ADVISORY SERVICES NATIONAL INVESTOR SURVEY
                                                                   - AUTUMN 1996
--------------------------------------------------------------------------------

                                   CAPITALIZATION RATES             INTERNAL                 GROWTH RATES         TYPICAL PROJECTION
                                GOING-IN          TERMINAL       RATE OF RETURN        INCOME           EXPENSES      PERIOD (YEARS)
                          ----------------------------------------------------------------------------------------------------------
                              LOW     HIGH      LOW     HIGH      LOW     HIGH      LOW      HIGH     LOW      HIGH    LOW    HIGH
                          ----------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
OFFICE                                                                                                 SUMMARY OF WEIGHTED AVERAGE
------------------------------------------------------------------------------------------------------------------------------------

Urban/CBD                     9.8%    10.3%     9.7%    10.3%    13.0%    13.5%     3.3%     4.6%     3.4%     3.9%     8.1    9.2

   Class A - Leased Asset     9.2%     9.6%     9.2%     9.7%    11.7%    12.0%     3.3%     4.2%     3.4%     3.9%     8.5    9.5
   Class B - Leased Asset    10.0%    10.4%     9.7%    10.3%    12.8%    13.1%     3.3%     4.7%     3.5%     4.0%     8.3    9.7
   Class A - Value Added      9.4%    10.0%     9.6%    10.2%    12.8%    13.5%     3.5%     4.6%     3.5%     3.9      7.6    8.9
   Class B - Value Added     10.7%    11.0%    10.5%    11.2%    14.6%    15.3%     3.2%     4.8%     3.3%     3.9%     8.0    8.8

Suburban                      9.3%     9.8%     9.7%    10.1%    12.8%    13.4%     3.2%     4.4%     3.4%     3.7%     8.0    8.8

   Class A - Leased Asset     8.8%     9.5%     9.3%     9.9%    11.2%    11.6%     3.5%     4.4%     3.6%     3.8%     8.9    9.7
   Class B - Leased Asset     9.5%    10.0%     9.8%    10.2%    12.0%    12.5%     3.4%     4.5%     3.4%     3.7%     8.6    9.6
   Class A - Value Added      9.1%     9.7%     9.5%    10.0%    13.4%    14.3%     3.1%     4.6%     3.4%     3.8%     7.2    8.0
   Class B - Value Added      9.7%    10.0%    10.0%    10.5%    14.5%    15.2%     2.9%     4.3%     3.2%     3.6%     7.2    8.0

------------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL
------------------------------------------------------------------------------------------------------------------------------------

Warehouse/Distribution        9.5%     9.7%    10.2%    10.5%    11.6%    11.6%     2.6%     4.5%     3.2%     4.0%     9.6   10.2

   Class A - Leased Asset     8.8%     9.2%     9.4%     9.8%    10.9%    11.0%     2.9%     4.0%     3.3%     3.8%     9.8   10.1
   Class B - Leased Asset     9.3%     9.5%    10.0%    10.2%    11.2%    11.2%     2.8%     4.3%     3.2%     3.9%     9.7   10.1
   Class A - Value Added      9.7%     9.9%    10.4%    10.8%    11.9%    11.9%     2.4%     4.8%     3.3%     4.1%     9.5   10.3
   Class 8 - Value Added     10.1%    10.4%    10.9%    11.3%    12.4%    12.4%     2.4%     4.8%     3.3%     4.1%     9.5   10.3

Business Parks                9.4%     9.9%    10.0%    10.8%    12.3%    12.9%     3.4%     4.0%     3.2%     3.8%     8.3    9.6

   Class A - Leased Asset     9.0%     9.5%     9.8%    10.5%    11.5%    11.5%     3.3%     4.0%     3.3%     4.0%     9.0   10.5
   Class B - Leased Asset     9.3%     9.8%    10.0%    10.8%    11.5%    11.5%     3.3%     4.0%     3.3%     4.0%     9.0   10.5
   Class A - Value Added      9.5%    10.2%    10.0%    10.8%    13.0%    14.3%     3.5%     4.0%     3.2%     3.7%     7.7    8.7
   Class B - Value Added      9.7%    10.3%    10.2%    11.0%    13.0%    14.3%     3.5%     4.0%     3.2%     3.7%     7.7    8.7

0ther Industrial/
  Manufacturing               9.2%     9.7%     9.5%    11.0%    11.5%    11.5%     3.3%     4.0%     3.3%     4.0%     8.8   10.3

   Class A - Leased Asset     8.8%     9.3%     9.5%    11.0%    11.5%    11.5%     3.3%     4.0%     3.3%     4.0%     8.5   10.0
   Class B - Leased Asset     9.3%     9.8%     9.5%    11.0%    11.5%    11.5%     3.3%     4.0%     3.3%     4.0%     8.5   10.0
   Class A - Value Added      9.3%     9.8%     9.5%    11.0%    11.5%    11.5%     3.3%     4.0%     3.3%     4.0%     9.0   10.5
   Class B - Value Added      9.5%    10.0%     9.5%    11.0%    11.5%    11.5%     3.3%     4.0%     3.3%     4.0%     9.0   10.5

------------------------------------------------------------------------------------------------------------------------------------
RETAIL
------------------------------------------------------------------------------------------------------------------------------------

Neighborhood & Community
  Centers                     9.7%    10.2%    10.3%    10.9%    13.0%    13.5%     2.7%     3.9%     3.2%     4.0%     8.7    9.3

   Class A - Leased Asset     9.3%     9.8%    10.0%    10.4%    11.9%    12.1%     2.9%     3.7%     3.4%     3.9%     8.9    9.4
   Class B - Leased Asset     9.5%    10.0%    10.4%    11.1%    12.3%    12.3%     2.3%     3.8%     3.3%     4.2%     9.0    9.6
   Class A -  Value Added     9.7%    10.3%    10.1%    10.7%    13.8%    14.6%     2.8%     4.0%     3.1%     3.8%     8.5    9.0
   Class B - Value Added     10.3%    10.8%    10.8%    11.5%    14.2%    15.0%     2.8%     4.0%     3.1%     3.8%     8.5    9.0

Power Center & "Big Box"      9.6%     9.9%    10.0%    10.5%    11.8%    11.9%     2.9%     3.5%     3.2%     3.7%     9.3   10.3

   Class A - Leased Asset     9.4%     9.5%     9.7%    10.1%    11.5%    11.7%     3.3%     3.5%     3.4%     3.7%     9.1   10.1
   Class B - Leased Asset     9.8%    10.1%    10.1%    10.6%    11.0%    11.3%     2.8%     3.7%     3.2%     3.7%     9.3   10.3
   Class A - Value Added      9.6%     9.9%    10.1%    10.6%    12.0%    12.0%     2.8%     3.3%     3.2%     3.7%     9.3   10.3
   Class B - Value Added      9.8%    10.3%    10.1%    10.9%    12.7%    12.7%     2.8%     3.3      3.2%     3.7%     9.3   10.3

Regional Malls                9.3%     9.6%     9.5%    10.0%    13.2%    13.6%     2.7%     3.5%     3.5%     3.8%     8.8    8.9

   Class A - Leased Asset     7.9%     8.2%     8.2%     8.6%    11.4%    11.8%     3.0%     3.6%     3.5%     3.8%     9.1    9.6
   Class B - Leased Asset     9.3%     9.6%     9.6%    10.0%    13.4%    13.9%     2.5%     3.4%     3.7%     4.0%     8.6    8.6
   Class A - Value Added      9.3%     9.8%     9.8%    10.3%    13.4%    13.9%     2.6%     3.6%     3.4%     3.8%     9.2    9.2
   Class B - Value Added     10.6%    11.0%    10.6%    11.0%    14.6%    15.0%     2.7%     3.5%     3.3%     3.7%     8.2    8.2

Specialty Retail              9.5%    10.5%    10.8%    11.5%    12.0%    12.6      1.9%     4.0%     3.3%     4.0%    10.0   10.5

   Class A - Leased Asset     8.2%     9.0%     8.8%     9.7%    10.7%    11.3%     2.5%     4.0%     3.5%     4.0%     8.7   10.3
   Class B - Leased Asset     9.3%    10.3%    10.8%    11.5%    11.5%    12.5%     1.8%     4.0%     3.3%     4.0%    10.5   10.5
   Class A - Value Added     10.0%    11.0%    11.3%    12.0%    12.5%    13.0%     1.8%     4.0%     3.3%     4.0%    10.5   10.5
   Class B - Value Added     10.8%    11.8%    12.3%    13.0%    13.5%    13.5%     1.8%     4.0%     3.3%     4.0%    10.5   10.5

------------------------------------------------------------------------------------------------------------------------------------
RESIDENTIAL
------------------------------------------------------------------------------------------------------------------------------------

Apartments                    9.0%     9.6%     9.8%    10.4%    11.5%    12.1%     2.7%     4.4%     3.2%     4.0%     8.4    9.3

   Class A - Leased Asset     8.6%     9.2%     9.0%     9.6%    11.2%    11.7%     2.9%     3.9%     3.3%     3.8%     8.4    8.9
   Class B - Leased Asset     8.9%     9.7%     9.7%    10.3%    11.0%    11.8%     2.5%     4.2%     3.1%     4.0%     9.6   10.2
   Class A - Value Added      8.9%     9.4%     9.8%    10.3%    11.6%    12.1%     2.6%     4.8%     3.1%     4.0%     7.8    9.0
   Class B - Value Added      9.5%    10.1%    10.6%    11.3%    12.0%    13.0%     2.6%     4.8%     3.1%     4.0%     7.8    9.0


16 REAL ESTATE OUTLOOK

--------------------------------------------------------------------------------
CUSHMAN & WAKEFIELD VALUATION ADVISORY SERVICES NATIONAL INVESTOR SURVEY
                                                                   - AUTUMN 1996
--------------------------------------------------------------------------------

                       Single-Tenant NNN Leased Properties
                          (Excludes "Bondable" Leases)

                         Minimum No.  Going-In Cap Rate  Internal Rate of Return
                          of Years     Low       High       Low        High

Investment Grade Tenant
--------------------------------------------------------------------------------
                             4.0        9.0%      9.0%      10.0%      12.0%
                      ----------------------------------------------------------
                            10.0        8.0       9.0       10.5       11.5
                      ----------------------------------------------------------
                             5.0       10.5      10.5       13.0       13.0
                      ----------------------------------------------------------
                            10.0        9.0      10.5       13.0       15.0
                      ----------------------------------------------------------
                            10.0        8.5       9.0       10.5       12.0
                      ----------------------------------------------------------
                            10.0        9.5      10.0       10.5       11.5
                      ----------------------------------------------------------
                            10.0        8.5      11.0       10.8       12.0
                      ----------------------------------------------------------
                            10.0        9.5       9.5       11.0       11.0
                      ----------------------------------------------------------
                            20.0        9.0       9.0        N/A        N/A
                      ----------------------------------------------------------
                            10.0        8.0      10.0        N/A        N/A
--------------------------------------------------------------------------------
Responses                   10.0       10.0      10.0        8.0        8.0
Average                      9.9        9.0%      9.8%      11.2%      12.3%


Non-Investment Grade
  Tenant
--------------------------------------------------------------------------------
                             4.0        9.5%      9.5%      10.5%      13.0%
                      ----------------------------------------------------------
                            10.0        9.0      10.0       11.5       12.5
                      ----------------------------------------------------------
                             5.0       13.0      13.0       15.0       15.0
                      ----------------------------------------------------------
                            10.0       10.0      12.0       17.0       20.0
                      ----------------------------------------------------------
                            10.0        9.0      10.0       11.0       13.0
                      ----------------------------------------------------------
                            10.0       11.0      12.0       13.0       15.0
                      ----------------------------------------------------------
                            10.0       10.5      10.5       13.0       13.0
                      ----------------------------------------------------------
                            20.0       11.0      11.0       N/A        N/A
                      ----------------------------------------------------------
                            10.0       10.0      12.5       N/A        N/A
                      ----------------------------------------------------------
Responses                    9.0        9.0       9.0        7.0        7.0
Average                      9.9       10.3%     11.2%      13.0%      14.5%


                                                                  AUTUMN 1996 17

--------------------------------------------------------------------------------
CUSHMAN & WAKEFIELD VALUATION ADVISORY SERVICES NATIONAL INVESTOR SURVEY
                                                                   - AUTUMN 1996
--------------------------------------------------------------------------------

                CAPITALIZATION RATES BLENDED INTERNAL EQUITY INTERNAL     GROWTH RATES    TYPICAL PROJECTION MANAGEMENT RESERVES FOR
                GOING-IN    TERMINAL   RATE OF RETURN RATE OF RETURN  INCOME      EXPENSES   PERIOD (YEARS)   FEES*     REPLACEMENT*
              ----------------------------------------------------------------------------------------------------------------------
               LOW   HIGH  LOW    HIGH   LOW    HIGH   LOW    HIGH  LOW   HIGH   LOW    HIGH   LOW   HIGH  LOW    HIGH  LOW   HIGH
              ----------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
LUXURY
------------------------------------------------------------------------------------------------------------------------------------

               8.0%  8.0% 10.0%  10.0%  18.0%  18.0%  25.0%  25.0%  4.0%  4.0%   5.0%   5.0%   5.0   5.0   3.0%   3.0%  5.0%  5.0%
               7.0%  7.0% 10.0%  10.0%  15.0%  15.0%  20.0%  20.0%  7.0%  7.0%   4.0%   4.0%   5.0   5.0   3.0%   3.0%  4.0%  4.0%
               6.0%  9.5% 10.0%  10.0%  12.0%  15.0%  15.0%  18.0%  3.0%  3.0%   3.0%   3.0%   5.0   5.0   2.0%   4.0%  4.0%  4.0%
               8.0% 11.0%  8.5%  12.0%  13.0%  15.0%  20.0%  20.0%  3.5%  3.5%   3.5%   3.5%   7.0  10.0   3.0%   3.0%  4.0%  4.0%
               9.5%  9.5% 10.5%  10.5%  15.0%  15.0%  18.0%  18.0%  4.5%  4.5%   4.0%   4.0%  10.0  10.0   3.5%   3.5%  4.0%  4.0%
               --    --   11.0%  13.0%  15.0%  15.0%  18.0%  18.0%  4.0%  4.0%   4.0%   4.0%  10.0  10.0   3.0%   3.0%  4.0%  4.0%
               6.0%  8.0% 10.0%  12.0%  13.0%  14.0%  20.0%  22.0%  3.0%  4.0%   3.0%   4.0%   5.0   5.0   2.0%   3.0%  4.0%  5.0%
               8.0% 12.0%  8.0%  10.0%  15.0%  15.0%  20.0%  20.0%  4.0%  4.0%   4.0%   4.0%   5.0   5.0   3.0%   4.0%  4.0%  5.0%

Responses      7     7     8      8      8      8      8      8     8     8      8      8      8     8     8      8     8     8
Average (%)    7.5%  9.3%  9.8%  10.9%  14.5%  15.3%  19.5%  20.1%  4.1%  4.3%   3.8%   3.9%   6.5   6.9   2.8%   3.3%  4.1%  4.4%

------------------------------------------------------------------------------------------------------------------------------------
FIRST CLASS
------------------------------------------------------------------------------------------------------------------------------------

               9.0%  9.0% 11.0%  11.0%  12.0%  12.0%  20.0%  20.0%  4.0%  4.0%   5.0%   5.0%   5.0   5.0   3.0%   3.0%  4.0%  4.0%
              10.0% 10.0% 10.0%  10.0%  --     --     13.0%  13.0%  3.0%  3.0%   3.0%   3.0%  10.0  10.0   3.0%   3.0%  4.0%  5.0%
               9.0%  9.0% 11.0%  11.0%  14.0%  14.0%  18.0%  18.0%  6.0%  6.0%   4.0%   4.0%   5.0   5.0   3.0%   3.0%  4.0%  4.0%
               9.5% 11.0% 11.0%  11.0%  15.0%  20.0%  18.0%  22.0%  3.0%  3.0%   2.0%   2.0%   5.0   5.0   2.0%   3.0%  4.0%  4.0%
              10.0% 12.0% 10.5%  13.0%  13.0%  15.0%  20.0%  20.0%  3.5%  3.5%   3.5%   3.5%   7.0  10.0   3.0%   3.0%  4.0%  4.0%
               7.0%  9.0% 10.0%  11.0%  11.5%  12.0%  14.0%  16.0%  4.0%  5.0%   3.0%   4.0%   5.0   5.0   2.5%   2.5%  5.0%  5.0%
               9.5%  9.5% 10.5%  10.5%  15.0%  15.0%  18.0%  18.0%  4.5%  4.5%   4.0%   4.0%  10.0  10.0   3.5%   3.5%  4.0%  4.0%
               9.0%  9.0% 10.5%  10.5%  21.0%  21.0%  14.0%  14.0%  4.0%  4.0%   3.0%   3.0%   7.0   7.0   3.0%   3.0%  4.0%  4.0%
              10.0% 12.0% 11.0%  11.0%  --     --     --     --     3.5%  3.5%   3.5%   3.5%   5.0  10.0   2.0%   3.0%  4.0%  4.0%
              10.0% 10.0%  9.0%   9.5%  19.0%  19.0%  15.0%  15.0%  8.0%  8.0%   6.0%   6.0%  --    --     2.5%   2.5%  4.0%  4.0%
              10.0% 13.0% 12.0%  13.0%  25.0%  25.0%  20.0%  20.0%  3.5%  4.0%   3.5%   4.0%   5.0   5.0   3.5%   3.5%  4.0%  4.0%
              10.5% 10.5% 10.5%  10.5%  13.5%  13.5%  --     --     3.5%  3.5%   3.5%   3.5%  10.0  10.0   3.0%   3.0%  5.0%  5.0%
               8.0% 12.0%  8.0%  10.0%  15.0%  15.0%  20.0%  20.0%  4.0%  4.0%   4.0%   4.0%   5.0   5.0   3.0%   4.0%  4.0%  5.0%
Responses     13    13    13     13     11     11     11     11    13    13     13     13     12    12    13     13    13    13
Average (%)    9.3% 10.5% 10.4%  10.9%  15.8%  16.5%  17.3%  17.8%  4.2%  4.3%  3.7%   3.8%   6.6   7.3   2.8%   3.1%   4.2%  4.3%

------------------------------------------------------------------------------------------------------------------------------------
MID-RATE
------------------------------------------------------------------------------------------------------------------------------------

              10.0% 10.0% 12.0%  12.0%  15.0%  15.0%  18.0%  18.0%  4.0%  4.0%   5.0%   5.0%   5.0   5.0   3.0%   3.0%  4.0%  4.0%
              11.0% 11.0% 11.0%  11.0%  13.0%  13.0%  17.0%  17.0%  6.0%  6.0%   4.0%   4.0%   5.0   5.0   3.0%   3.0%  4.0%  4.0%
               9.5% 11.0% 11.0%  11.0%  15.0%  18.0%  17.0%  20.0%  3.0%  3.0%   2.0%   2.0%   5.0   5.0   2.0%   3.0%  4.0%  4.0%
              10.0% 12.0% 10.5%  13.0%  13.0%  15.0%  20.0%  20.0%  3.5%  3.5%   3.5%   3.5%   7.0  10.0   3.0%   3.0%  4.0%  4.0%
               9.5%  9.5% 10.5%  10.5%  15.0%  15.0%  18.0%  18.0%  4.5%  4.5%   4.0%   4.0%  10.0  10.0   3.5%   3.5%  4.0%  4.0%
Responses      5     5     5      5      5      5      5      5     5     5      5      5      5     5     5      5     5     5
Average (%)   10.0% 10.7% 11.0%  11.5%  14.2%  15.2%  18.0%  18.6%  4.2%  4.2%   3.7%   3.7%   6.4   7.0   2.9%   3.1%  4.0%  4.0%


              ----------------------------------------------------------------------------------------------------------------------
Total
Responses     25    25    26     26     24     24     24     24    26    26     26     26     25    25    26     26    26    26
Weighted
Average (%)    8.9% 10.1% 10.4%  11.1%  14.8%  15.7%  18.3%  18.8%  4.2%  4.3%   3.7%   3.8%   6.5   7.0   2.9%   3.2%  4.1%  4.2%
              ----------------------------------------------------------------------------------------------------------------------

      *as percent of total revenues


18 REAL ESTATE OUTLOOK

--------------------------------------------------------------------------------
CUSHMAN & WAKEFIELD VALUATION ADVISORY SERVICES NATIONAL INVESTOR SURVEY
                                                                   - AUTUMN 1996
--------------------------------------------------------------------------------

                CAPITALIZATION RATES BLENDED INTERNAL EQUITY INTERNAL     GROWTH RATES    TYPICAL PROJECTION MANAGEMENT RESERVES FOR
                GOING-IN    TERMINAL   RATE OF RETURN RATE OF RETURN  INCOME      EXPENSES   PERIOD (YEARS)   FEES*     REPLACEMENT*
              ----------------------------------------------------------------------------------------------------------------------
               LOW   HIGH  LOW    HIGH   LOW    HIGH   LOW    HIGH  LOW   HIGH   LOW    HIGH   LOW   HIGH  LOW    HIGH  LOW   HIGH
              ----------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
MID-RATE                                                                                                    HOTEL - LIMITED SERVICE
------------------------------------------------------------------------------------------------------------------------------------

              10.0% 10.0% 12.0%  12.0%  15.0%  15.0%  15.0%  15.0%  4.0%  4.0%   5.0%   5.0%   5.0   5.0   3.0%   3.0%  4.0%  4.0%
              12.0% 12.0% 12.0%  12.0%  13.0%  13.0%  17.0%  17.0%  3.0%  3.0%   4.0%   4.0%   5.0   5.0   3.0%   3.0%  4.0%  4.0%
               8.0% 10.0% 10.0%  10.0%  12.0%  15.0%  14.0%  16.0%  3.0%  3.0%   2.0%   2.0%   5.0   5.0   3.0%   4.0%  4.0%  5.0%
              11.0% 13.0% 11.5%  14.0%  13.0%  15.0%  20.0%  20.0%  3.5%  3.5%   3.5%   3.5%   7.0  10.0   3.0%   3.0%  4.0%  4.0%
              11.0% 11.0% 11.8%  11.8%  16.0%  16.0%  19.0%  19.0%  4.0%  4.0%   4.0%   4.0%  10.0  10.0   4.0%   4.0%  4.5%  4.5%
              10.0% 13.0% 12.0%  13.0%  25.0%  25.0%  20.0%  20.0%  3.5%  4.0%   3.5%   4.0%   5.0   5.0   4.0%   4.0%  5.0%  5.0%

Responses      6     6     6      6      6      6      6      6     6     6      6      6      6     6     6      6     6     6
Average (%)   10.3% 11.5% 11.5%  12.1%  15.7%  16.5%  17.5%  17.8%  3.5%  3.6%   3.7%   3.8%   6.2   6.7   3.3%   3.5%  4.3%  4.4%

------------------------------------------------------------------------------------------------------------------------------------
ECONOMY
------------------------------------------------------------------------------------------------------------------------------------

              10.0% 10.0% 12.0%  12.0%  15.0%  15.0%  15.0%  15.0%  4.0%  4.0%   5.0%   5.0%   5.0   5.0   3.0%   3.0%  4.0%  4.0%
              13.0% 13.0% 13.0%  13.0%  13.0%  13.0%  17.0%  17.0%  3.0%  3.0%   4.0%   4.0%   5.0   5.0   3.0%   3.0%  4.0%  4.0%
               9.0% 11.0% 10.0%  10.0%  12.0%  15.0%  14.0%  16.0%  3.0%  3.0%   3.0%   3.0%   5.0   5.0   4.0%   5.0%  5.0%  5.0%
              11.0% 13.0% 11.5%  14.0%  13.0%  15.0%  20.0%  20.0%  3.5%  3.5%   3.5%   3.5%   7.0  10.0   3.0%   3.0%  4.0%  4.0%
              11.0% 11.0% 11.8%  11.8%  16.0%  16.0%  19.0%  19.0%  4.0%  4.0%   4.0%   4.0%  10.0  10.0   4.0%   4.0%  4.5%  4.5%

Responses      5     5     5      5      5      5      5      5     5     5      5      5      5     5     5      5     5     5
Average (%)   10.8% 11.6% 11.7%  12.2%  13.8%  14.8%  17.0%  17.4%  3.5%  3.5%   3.9%   3.9%   6.4   7.0   3.4%   3.6%  4.3%  4.3%

Total
Responses     11    11    11     11     11     11     11     11    11    11     11     11     11    11    11     11    11    11
Weighted
Average(%)    10.6% 11.6% 11.6%  12.1%  14.7%  15.7%  17.3%  17.6%  3.5%  3.5%   3.8%   3.8%   6.3   6.8   3.4%   3.6%  4.3%  4.4%

      *as percent of total revenues


                                                                  AUTUMN 1996 19

                                                                         Addenda
================================================================================


                          Qualifications of Appraisers

                                                                  QUALIFICATIONS
================================================================================

                                                           Donald R. Morris, MAI

Professional Affiliations:

      Member of the Appraisal Institute (MAI Designations #9812)
      District of Columbia Certified General Real Estate Appraiser (#GA00010267) Commonwealth of Virginia Certified General Real Estate
        Appraiser (#4001002465)
      State of Maryland Certified General Real Estate Appraiser (#7220)
      State of West Virginia Certified General Real Estate Appraiser (#237)

Appraisal/Real Estate Experience:

      Director/Manager, Cushman & Wakefield of Washington, D.C. and Assistant Manager, Cushman & Wakefield of Texas, Inc., Dallas, Texas, Valuation Advisory Services, a full service real estate organization specializing in appraisal and consultation. April 1990 to present.

      Associate Appraiser, Joseph A. Dengel & Company, Dallas, Texas, May 1977 to April 1990.

      Other real estate experience includes work as a residential listing and selling agent preparing market analyses and origination contracts.

      Experience includes appraisal of the following types of property:

      Office Buildings                 Medical Office Buildings
      Regional Malls                   Power Centers
      Outlet Centers                   Community & Neighborhood Shopping Centers
      Department Stores                Industrial Buildings
      Residential Subdivisions         Single Family Residences
      Multi-Family Properties          Condominiums/Duplexes
      Subdivision Analysis             Farm/Ranch
      Mixed Use Properties             Golf Courses
      Grape Vineyards                  Special Purpose Facilities
      Commercial Land                  Hotel/Motel
      Ad Valorem Tax Appeals

      Appraisal and consulting services used for mortgage loans, relocations, gift and estate tax, condemnation and litigation purposes.

      Qualified as an expert witness in state and federal real estate court cases.

Education:

      Bachelor of Arts (Political Science), 1981
      University of Texas at Arlington, Arlington, Texas.

                                                                  QUALIFICATIONS
================================================================================

                                                           Donald R. Morris, MAI

Appraisal Institute Courses:

      #1A1 - Real Estate Appraisal Principles
      #1A2 - Basic Valuation Procedures
      #1B1 - Capitalization Theory & Techniques, Part A
      #1B2 - Capitalization Theory & Techniques, Part B
      #410 - Standards of Professional Appraisal Practice, Part A (USPAP) #420 - Standards of Professional Appraisal Practice, Part B (AI) #21 - Case Studies in Real Estate Valuation
      #22 - Report Writing and Valuation Analysis
      #82 - Residential Valuation Procedures

Additional Accredited Real Estate Courses:

      Real Estate Appraisal
      Principles of Real Estate
      Real Estate Marketing
      Real Estate Finance
      Property Management

      Federal National Mortgage Corporation (Fannie Mae) - Appraisal Training

Certified in the Appraisal's Institute's voluntary program of continuing education for its designated members.

                                                                  QUALIFICATIONS
================================================================================

                                                          Steven M. Halbert, MAI

Professional Affiliations:

      Member of the Appraisal Institute (MAI Designations #10241)
      The Association for Commercial Real Estate (NAIOP)
      Certified General Real Estate Appraiser District of Columbia - (#GA10262) Certified General Real Estate Appraiser Commonwealth of Virginia - (#4001 001971)
      Certified General Real Estate Appraiser State of Maryland - (#10252) Certified General Real Estate Appraiser State of Florida - (#0002223) Certified General Real Estate Appraiser State of Michigan (#1201005786)

Real Estate/Appraisal Experience:

      Associate Director, Cushman & Wakefield of Washington, D.C., Valuation Advisory Services, a full service real estate organization specializing in appraisal and consultation. August, 1992 to present.

      Senior Vice President, Cimarron Federal Savings & Loan, Muskogee, Oklahoma. 1990 to 1991

      Asset Specialist, FDIC/RTC, Phoenix, Arizona. 1990.

      Vice President, Western Savings & Loan, Phoenix, Arizona. 1987 to 1990

      Corporate Counsel, James Stewart Company, real estate developer, Phoenix, AZ. 1981 to 1987.

      Faculty Associate, College of Business Administration, Arizona State University, Tempe, Arizona. 1981 to 1982.

      Extensive experience in the real estate industry in the roles of investor, broker, investment analyst, syndicator, appraiser, developer and bank and government asset manager.

      Experience includes appraisal of the following types of property:

      Office Buildings                 Medical Office Buildings
      Regional Malls                   Power Centers
      Outlet Centers                   Community & Neighborhood Shopping Centers
      Department Stores                Industrial Buildings
      Residential Subdivisions         Bulk Single Family Lots
      Multi-Family Properties          Mixed Use Properties
      Cold Storage Facilities          Hydroelectric Projects

                                                                  QUALIFICATIONS
================================================================================

                                                          Steven M. Halbert, MAI

      Grape Vineyards                     Special Purpose Facilities
      Commercial Land                     Hotel
      Historic Hotel Rehabilitation       Motel Feasibility
      Pacer Gold Mines                    Aquaculture Projects
      Farm Land for Development           Wind Turbine Electric Projects
      Timbered Resort Land for Residential Subdivision

Education:

      Bachelor of Arts (Economics, English & German), 1975
      Brigham Young University, Provo, Utah

      Juris Doctor (Law), 1978
      Brigham Young University, Provo, Utah

      Accredited Courses Beyond the Appraisal Institute course for MAI designation.

            The Appraiser's Complete Review
            Appraisal of Environmentally Impacted Real Estate
            Developing Small Income Properties
            Investing in Self Storage Warehouses
            Pro-Ject +plus Advanced Case Studies
            Appraising Troubled Properties
            Valuing Income Properties
            Fundamentals of Real Estate
            Investment and Taxation
            The Appraiser as an Expert Witness

Certified in the Appraisal's Institute's voluntary program of continuing education for its designated members.

                                                                  QUALIFICATIONS
================================================================================

                                                                 Lynda Gallagher

Appraisal/Real Estate Experience:

      Appraiser, Cushman & Wakefield of Washington, D.C., Inc., Valuation Advisory Services, a full service real estate organization specializing in appraisal and consultation. August, 1996-present.

      Associate Appraiser, Anthony J. Oddo & Associates, Hampton, Virginia, 1995-1996

      Associate Appraiser, Dominion Realty Advisors, Inc., Hampton, Virginia, 1991-1995

      Research Associate and Associate Appraiser, Gretakis & Associates, Inc., Hampton, Virginia, 1988-1991

      Experience includes appraisal of the following types of property:

      Office Buildings                   Shopping Centers
      Office condominiums                Industrial Facilities
      Commercial Land                    Multi-Family Properties
      Single Family Residences           Leasehold/Leased Fee Interests

      Extensive experience in appraisals used for mortgage loans, REIT formation, foreclosure, condemnation, tax appeal, and litigation purposes.

      Extensive experience in land valuations, lease analyses, rental surveys, market research and residual analyses.

Education:

      Bachelor of Arts in Finance, 1988
      Old Dominion University, Norfolk, Virginia,

      Appraisal Institute Courses

            #1A1 - Real Estate Appraisal Principles
            #1A2 - Basic Valuation Procedures
            #1B1 - Capitalization Theory & Techniques, Part A
            #1B2 - Capitalization Theory & Techniques, Part B
            #410 - Standards of Professional Appraisal Practice, Part A (USPAP) #420 - Standards of Professional Appraisal Practice, Part B (AI) #610 - Report Writing and Valuation Analysis

                                                                  QUALIFICATIONS
================================================================================

                                                                 Lynda Gallagher

      Other course work in Financial Theory, Quantitative Analysis, Statistics and Institutional Investment Theory.